      Filed with the Securities and Exchange Commission on April 15, 2011
               Registration No. 333-131035 Investment Company Act No. 811-07975

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 29

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 115

                               -----------------

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
        One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        751 Broad Street, Newark, New Jersey 07102-2917 (973) 802-6997

Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2011 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ________ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2011

 This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may impose restrictions on the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this Prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE X SERIES ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust, ProFunds VP, and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS

 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - See Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                       HTTP://WWW.PRUDENTIALANNUITIES.COM



              Prospectus Dated: May 1,   Statement of Additional
              2011                            Information Dated:
              PREMIERNY                              May 1, 2011



 PLEASE SEE AND OUR IRA, ROTH IRA, AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED
                     TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


 (Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                               Portfolio 2022) )
 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation

   AST Advanced Strategies


   AST AllianceBernstein Core Value


   AST American Century Income & Growth

   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock Value

   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021

   AST Bond Portfolio 2022

   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth

   AST Goldman Sachs Large-Cap Value

   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST JPMorgan International Equity
   AST J.P. Morgan Strategic Opportunities
   AST Large-Cap Value

   AST Lord Abbett Core Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value


   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha

   AST Quantitative Modeling

   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST Wellington Management Hedged Equity

   AST Western Asset Core Plus Bond

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Templeton VIP Founding Funds Allocation Fund

 * PROFUNDS VP -- USED WITH "L" SERIES ONLY
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................  4

EXPENSE EXAMPLES........................................................................... 13

SUMMARY.................................................................................... 14

INVESTMENT OPTIONS......................................................................... 18

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................ 18
 WHAT ARE THE FIXED RATE OPTIONS........................................................... 33

FEES AND CHARGES........................................................................... 36

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................... 36
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................. 37
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................. 38
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................. 38

PURCHASING YOUR ANNUITY.................................................................... 39

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?............................ 39

MANAGING YOUR ANNUITY...................................................................... 42

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................... 42
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.............................................. 43
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.................................................. 43
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.............................. 43
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.......................... 43

MANAGING YOUR ACCOUNT VALUE................................................................ 44

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.............................................. 44
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................... 44
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................. 44
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................... 44
 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?.......... 44
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................ 45
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................. 46
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.......................................... 47
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?...... 47

ACCESS TO ACCOUNT VALUE.................................................................... 48

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.......................................... 48
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................. 48
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................... 48
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................. 48
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........... 49
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................... 49
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............... 49
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................. 49
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.............................................. 50
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................... 50

LIVING BENEFITS............................................................................ 51

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.............................................................................. 51
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................... 52
 HIGHEST DAILY GUARANTEED RETURN OPTION II/SM/ (HD GRO/SM/ II)............................. 58
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB).................................................. 62
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/...................................... 66
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/...................... 71
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/.................................. 74
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/................................. 82


                                      (i)

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/...................  91
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/. 100
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY
   LIFETIME 7 PLUS)/SM/............................................................... 110
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)/SM/............ 118
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)/SM/... 128

DEATH BENEFIT......................................................................... 138

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?........................................ 138
 BASIC DEATH BENEFIT.................................................................. 138
 OPTIONAL DEATH BENEFIT............................................................... 138
 PAYMENT OF DEATH BENEFITS............................................................ 140

VALUING YOUR INVESTMENT............................................................... 143

 HOW IS MY ACCOUNT VALUE DETERMINED?.................................................. 143
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?........................................... 143
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?.......................................... 143
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?.......................................... 143

TAX CONSIDERATIONS.................................................................... 146

GENERAL INFORMATION................................................................... 155

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?........................................... 155
 WHAT IS PRUCO LIFE OF NEW JERSEY?.................................................... 155
 WHAT IS THE SEPARATE ACCOUNT?........................................................ 156
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?................................. 156
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?....................... 158
 FINANCIAL STATEMENTS................................................................. 160
 HOW TO CONTACT US.................................................................... 160
 INDEMNIFICATION...................................................................... 161
 LEGAL PROCEEDINGS.................................................................... 161
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................................. 162

APPENDIX A - ACCUMULATION UNIT VALUES................................................. A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU...................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY GRO BENEFIT.................................. C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT................. D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT......................................... E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT........................................ F-1

APPENDIX G - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT............................... G-1

APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT........................................ H-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "Variable Investment Option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate Option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable purchase payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each purchase payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.

 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on state law and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II): Highest Daily GRO and HD GRO II are optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.


 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    B SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

                                    L SERIES

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      7.0%   6.0%   5.0%   4.0%   0.0%
                      -----------------------------------

                                    X SERIES

     Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10
     ----------------------------------------------------------------------
     9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
     ----------------------------------------------------------------------


 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.


                -----------------------------------------------
                    OTHER TRANSACTION FEES AND CHARGES

                      (assessed against each Annuity)
                -----------------------------------------------
                   FEE/CHARGE     B SERIES  L SERIES  X SERIES
                -----------------------------------------------
                TRANSFER FEE /1/
                -----------------------------------------------
                MAXIMUM             $20       $20       $20
                -----------------------------------------------
                CURRENT             $10       $10       $10
                -----------------------------------------------

 1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------
                                              PERIODIC FEES AND CHARGES

                                           (assessed against each Annuity)
----------------------------------------------------------------------------------------------------------------------
     FEE/CHARGE                   B SERIES                        L SERIES                        X SERIES
ANNUAL MAINTENANCE         Lesser of $30 or 2% of          Lesser of $30 or 2% of          Lesser of $30 or 2% of
FEE /1/                        Account Value                   Account Value                   Account Value
----------------------------------------------------------------------------------------------------------------------
                                     ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

                       (assessed as a percentage of the daily net assets of the Sub-accounts)
----------------------------------------------------------------------------------------------------------------------
     FEE/CHARGE
MORTALITY & EXPENSE                1.00%                           1.35%                           1.40%
RISK CHARGE /3/
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATION                     0.15%                           0.15%                           0.15%
CHARGE /3/
----------------------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE                 1.00%                           1.00%                           1.00%
CHARGE /4/
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES   1.15% per year of the value of  1.50% per year of the value of  1.55% per year of the value of
OF THE SUB-ACCOUNTS           each Sub-account                each Sub-account                each Sub-account
(EXCLUDING SETTLEMENT
SERVICE CHARGE)
----------------------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.



--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------
           OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                        BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                          CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                      FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/            0.60%           1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.85%       1.15% + 0.85%  1.50% + 0.85%  1.55% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
(SHD 6 PLUS)

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.95%       1.15% + 0.95%  1.50% + 0.95%  1.55% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN OPTION
(HD GRO)
CURRENT CHARGE AND MAXIMUM /4/            0.60%           1.75%          2.10%          2.15%
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/                        2.00%       1.15% + 2.00%  1.50% + 2.00%  1.55% + 2.00%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
CURRENT CHARGE                            0.50%       1.15% + 0.50%  1.50% + 0.50%  1.55% + 0.50%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
--------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%           2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%           1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%           2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.75%           1.90%          2.25%          2.30%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------
           OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                        BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                          CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                      FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%           2.65%          3.00%          3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%           1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.60%       1.15% + 0.60%  1.50% + 0.60%  1.55% + 0.60%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%       1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.75%       1.15% + 0.75%  1.50% + 0.75%  1.55% + 0.75%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%            1.15%         1.50%           1.55%
(ASSESSED AGAINST THE GREATER OF                        + 1.50%        + 1.50%        + 1.50%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
CURRENT CHARGE                            0.75%           1.15%          1.50%      1.55% + 0.75%
(ASSESSED AGAINST THE GREATER OF                        + 0.75%        + 0.75%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%            1.15%          1.50%          1.55%
(ASSESSED AGAINST THE GREATER OF                        + 1.50%        + 1.50%        + 1.50%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
CURRENT CHARGE                            0.90%            1.15%          1.50%          1.55%
(ASSESSED AGAINST THE GREATER OF                        + 0.90%        + 0.90%        + 0.90%
ACCOUNT VALUE AND PROTECTED WITHDRAWAL
VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT (HAV)
CURRENT AND MAXIMUM CHARGE /4/            0.40%           1.55%          1.90%          1.95%
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A
COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
--------------------------------------------------------------------------------------------------

 1. HOW CHARGE IS DETERMINED

 1 HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.

    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.

    HIGHEST DAILY GRO: 0.35% charge for this benefit is assessed against the average daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.

    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: 0.25% charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For elections prior to May 1, 2009: For B Series, 1.40% total annual charge applies. For L Series, 1.75% total annual charge applies. For X Series, total annual charge is 1.80%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.55% total annual charge applies. For L Series, 1.90% total annual charge applies. For X Series, total annual charge is 1.95%.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2010 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.96%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2010, except as noted and except if the fund's inception date is subsequent to December 31, 2010. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2010
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              0.72%     0.06%      0.00%        0.04%       0.00%       0.73%     1.55%       0.00%
 AST Advanced Strategies        0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%
 AST AllianceBernstein Core
  Value                         0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST American Century
  Income & Growth               0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.87%     1.03%       0.00%
 AST BlackRock Value            0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST BlackRock Global
  Strategies/ 1/                1.00%     0.15%      0.00%        0.00%       0.00%       0.03%     1.18%       0.07%
 AST Bond Portfolio 2015/ 2/    0.64%     0.19%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
 AST Bond Portfolio 2016/ 2/    0.64%     0.29%      0.00%        0.00%       0.00%       0.00%     0.93%       0.00%
 AST Bond Portfolio 2018/ 2/    0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Bond Portfolio 2019/ 2/    0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Bond Portfolio 2020/ 2/    0.64%     0.25%      0.00%        0.00%       0.00%       0.00%     0.89%       0.00%
 AST Bond Portfolio 2021/ 2/    0.64%     0.39%      0.00%        0.00%       0.00%       0.00%     1.03%       0.03%
 AST Bond Portfolio 2022/ 2/    0.64%     0.33%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.91%     1.07%       0.00%
 AST CLS Growth Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.85%     1.17%       0.00%
 AST CLS Moderate Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.76%     1.08%       0.00%
 AST Cohen & Steers Realty      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Federated Aggressive
  Growth                        0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                0.85%     0.38%      0.00%        0.18%       0.05%       0.00%     1.46%       0.00%
 AST First Trust Balanced
  Target                        0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST First Trust Capital
  Appreciation Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Global Real Estate         1.00%     0.19%      0.00%        0.00%       0.00%       0.00%     1.19%       0.00%
 AST Goldman Sachs
  Concentrated Growth           0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Goldman Sachs
  Large-Cap Value               0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Goldman Sachs
  Mid-Cap Growth                1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Goldman Sachs
  Small-Cap Value               0.95%     0.18%      0.00%        0.00%       0.00%       0.04%     1.17%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              1.55%
 AST Advanced Strategies        1.02%
 AST AllianceBernstein Core
  Value                         0.92%
 AST American Century
  Income & Growth               0.92%
 AST Balanced Asset
  Allocation                    1.03%
 AST BlackRock Value            0.97%
 AST BlackRock Global
  Strategies/ 1/                1.11%
 AST Bond Portfolio 2015/ 2/    0.83%
 AST Bond Portfolio 2016/ 2/    0.93%
 AST Bond Portfolio 2018/ 2/    0.87%
 AST Bond Portfolio 2019/ 2/    0.88%
 AST Bond Portfolio 2020/ 2/    0.89%
 AST Bond Portfolio 2021/ 2/    1.00%
 AST Bond Portfolio 2022/ 2/    0.97%
 AST Capital Growth Asset
  Allocation                    1.07%
 AST CLS Growth Asset
  Allocation                    1.17%
 AST CLS Moderate Asset
  Allocation                    1.08%
 AST Cohen & Steers Realty      1.14%
 AST Federated Aggressive
  Growth                        1.12%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                1.46%
 AST First Trust Balanced
  Target                        0.98%
 AST First Trust Capital
  Appreciation Target           0.98%
 AST Global Real Estate         1.19%
 AST Goldman Sachs
  Concentrated Growth           1.02%
 AST Goldman Sachs
  Large-Cap Value               0.88%
 AST Goldman Sachs
  Mid-Cap Growth                1.14%
 AST Goldman Sachs
  Small-Cap Value               1.17%

-------------------------------------------------------------------------------
               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------


                                                           For the year ended December 31, 2010
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST High Yield             0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Growth
  Asset Allocation          0.30%     0.03%      0.00%        0.00%       0.00%       0.86%     1.19%       0.00%       1.19%
 AST Horizon Moderate
  Asset Allocation          0.30%     0.02%      0.00%        0.00%       0.00%       0.81%     1.13%       0.00%       1.13%
 AST International Growth   1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST International Value    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Investment Grade
  Bond /2/                  0.64%     0.15%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Jennison Large-Cap
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Jennison Large-Cap
  Value                     0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST JPMorgan
  International Equity      0.89%     0.15%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST J.P. Morgan
  Strategic Opportunities   1.00%     0.15%      0.00%        0.10%       0.01%       0.00%     1.26%       0.00%       1.26%
 AST Large-Cap Value        0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord Abbett Core
  Fixed Income /4/          0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.10%       0.86%
 AST Marsico Capital
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST MFS Global Equity      1.00%     0.25%      0.00%        0.00%       0.00%       0.00%     1.25%       0.00%       1.25%
 AST MFS Growth             0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Mid-Cap Value          0.95%     0.15%      0.00%        0.00%       0.00%       0.00%     1.10%       0.00%       1.10%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Neuberger Berman/
  LSV Mid-Cap Value         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Parametric Emerging
  Markets Equity            1.10%     0.31%      0.00%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.15%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.02%      0.00%        0.00%       0.00%       0.82%     0.99%       0.00%       0.99%
 AST Quantitative
  Modeling /5/              0.25%     0.11%      0.00%        0.00%       0.00%       0.95%     1.31%       0.06%       1.25%
 AST QMA US Equity Alpha    1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%
 AST Schroders
  Multi-Asset World
  Strategies                1.10%     0.15%      0.00%        0.00%       0.00%       0.16%     1.41%       0.00%       1.41%
 AST Small-Cap Growth       0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value        0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST T. Rowe Price Asset
  Allocation                0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Global Bond               0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2010
                             -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                 Total
         PORTFOLIO                                                        Broker Fees  Acquired   Annual    Contractual
                                                               Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                             Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Large-
  Cap Growth                   0.89%     0.13%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST T. Rowe Price Natural
  Resources                    0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Wellington
  Management Hedged
  Equity                       1.00%     0.17%      0.00%        0.00%       0.00%       0.00%     1.17%       0.00%
 AST Western Asset Core
  Plus Bond                    0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    0.00%     0.11%      0.35%        0.00%       0.00%       0.67%     1.13%       0.01%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PROFUND VP
 Consumer Goods                0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Consumer Services             0.75%     0.95%      0.25%        0.00%       0.00%       0.00%     1.95%       0.27%
 Financials                    0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%
 Health Care                   0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%
 Industrials                   0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%
 Large-Cap Growth              0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Large-Cap Value               0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%
 Mid-Cap Growth                0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Mid-Cap Value                 0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%
 Real Estate                   0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Small-Cap Growth              0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%
 Small-Cap Value               0.75%     0.96%      0.25%        0.00%       0.00%       0.00%     1.96%       0.28%
 Telecommunications            0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%
 Utilities                     0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%


-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------

                             -----------
        UNDERLYING
         PORTFOLIO           Net Annual
                                Fund
                             Operating
                              Expenses
---------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Large-
  Cap Growth                   1.02%
 AST T. Rowe Price Natural
  Resources                    1.04%
 AST Wellington
  Management Hedged
  Equity                       1.17%
 AST Western Asset Core
  Plus Bond                    0.83%
---------------------------------------

---------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    1.12%
---------------------------------------

---------------------------------------
PROFUND VP
 Consumer Goods                1.68%
 Consumer Services             1.68%
 Financials                    1.68%
 Health Care                   1.68%
 Industrials                   1.68%
 Large-Cap Growth              1.68%
 Large-Cap Value               1.68%
 Mid-Cap Growth                1.68%
 Mid-Cap Value                 1.68%
 Real Estate                   1.68%
 Small-Cap Growth              1.68%
 Small-Cap Value               1.68%
 Telecommunications            1.68%
 Utilities                     1.68%



/1/ Assuming completion of a pending reorganization transaction, Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest on borrowings, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund and exchange-traded fund fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012. This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
/2/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2012. This arrangement may not be terminated or modified prior to April 30, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/3  /Pyramis is a registered service mark of FMR LLC. Used under license.
/4/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

/5/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.30% of the Portfolio's average daily net assets through May 1, 2012. This arrangement may not be terminated or modified prior to May 1, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after May 1, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/6/ The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2010, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus and the Highest Anniversary Value Death Benefit (the maximum combination of optional benefit charges)
   .   For the X Series example, no purchase payment Credit is granted under the Annuity
   .   For the X Series example, the Longevity Credit does not apply

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     B SERIES  $1,176 $1,957 $2,780 $5,232
                     -------------------------------------
                     L SERIES  $1,236 $2,132 $2,758 $5,721
                     -------------------------------------
                     X SERIES  $1,413 $2,366 $3,253 $5,539
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $476 $1,457 $2,480 $5,232
                      -----------------------------------
                      L SERIES  $536 $1,632 $2,758 $5,721
                      -----------------------------------
                      X SERIES  $513 $1,566 $2,653 $5,539
                      -----------------------------------


 If you do not surrender you annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $476 $1,457 $2,480 $5,232
                      -----------------------------------
                      L SERIES  $536 $1,632 $2,758 $5,721
                      -----------------------------------
                      X SERIES  $513 $1,566 $2,653 $5,539
                      -----------------------------------


 1  You may not annuitize in the first Annuity Year.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A.

                                    SUMMARY

           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the Prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEANT THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

..   Prudential Premier Variable Annuity B Series ("B Series")
..   Prudential Premier Variable Annuity L Series ("L Series")
..   Prudential Premier Variable Annuity X Series ("X Series")

 See Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.


 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility requirements for purchasing the Annuities are as follows:


                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  X SERIES         75            $10,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.



 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your account value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.


 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*

 *  No longer available for new elections

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of those benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

 Those benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.


 We also have an optional death benefit for an additional charge:

..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greatest of the basic death benefit or the highest anniversary value death benefit.



 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 HOW DO I RECEIVE CREDITS?
 With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

 OLDEST OWNER'S AGE ON THE DATE THAT              PURCHASE CREDIT ON
THE PURCHASE PAYMENT IS APPLIED TO THE  PURCHASE PAYMENTS AS THEY ARE APPLIED
               ANNUITY                              TO THE ANNUITY
-------------------------------------------------------------------------------
                0 - 80                                  6.00%*
               81 - 85                                  3.00%

 * For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

 With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?

 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:


    -----------------------------------------------------------------------
              YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10+
    -----------------------------------------------------------------------
    B SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    --     --
    -----------------------------------------------------------------------
    L SERIES  7.0%  6.0%  5.0%  4.0%  0.0%    --    --    --    --     --
    -----------------------------------------------------------------------
    X SERIES  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
    -----------------------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.


 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:


            -------------------------------------------------------
                   FEE/CHARGE         B SERIES  L SERIES  X SERIES
            -------------------------------------------------------
            MORTALITY & EXPENSE RISK   1.00%     1.35%     1.40%
            CHARGE
            -------------------------------------------------------
            ADMINISTRATION CHARGE      0.15%     0.15%     0.15%
            -------------------------------------------------------
            TOTAL INSURANCE CHARGE     1.15%     1.50%     1.55%
            -------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Beginning MAY 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund
 VP Portfolios.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (FKA - Optional Allocation and Rebalancing Program.) If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 Group I: Allowable Benefit Allocations



 OPTIONAL BENEFIT NAME*                                 ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                           AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                   AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit             AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit            AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Seven Income Benefit    AST Preservation Asset Allocation Portfolio


 OPTIONAL BENEFIT NAME*                          ALLOWABLE BENEFIT ALLOCATIONS:
 Highest Daily Lifetime 7 Plus Income Benefit    AST FI Pyramis(R) Asset Allocation Portfolio
 Spousal Highest Daily Lifetime 7 Plus           AST First Trust Balanced Target Portfolio
 Income Benefit                                  AST First Trust Capital Appreciation Target Portfolio
 Highest Daily Lifetime 6 Plus                   AST Advanced Strategies Portfolio
 Spousal Highest Daily Lifetime 6 Plus           AST T. Rowe Price Asset Allocation Portfolio
 Highest Daily GRO II                            AST CLS Growth Asset Allocation Portfolio
                                                 AST CLS Moderate Asset Allocation Portfolio
                                                 AST Horizon Growth Asset Allocation Portfolio
                                                 AST Horizon Moderate Asset Allocation Portfolio
                                                 AST J.P. Morgan Strategic Opportunities Portfolio
                                                 AST Schroders Multi-Asset World Strategies
                                                 AST Wellington Management Hedged Equity
                                                 Franklin Templeton VIP Founding Funds Allocation Fund
--------------------------------------------------------------------------------------------------------
 HAV Death Benefit                               All investment options permitted.
 Guaranteed Minimum Income Benefit
 Highest Daily GRO


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and the AST Lord Abbett Core Fixed Income Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Benefit) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 Group II: Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program)


 OPTIONAL BENEFIT NAME*                   PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven     AST Advanced Strategies
 Highest Daily Lifetime 7 Plus            AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 7 Plus    AST BlackRock Global Strategies
 Highest Daily Lifetime 6 Plus            AST BlackRock Value
 Spousal Highest Daily Lifetime 6 Plus    AST CLS Growth Asset Allocation
 Highest Daily GRO II                     AST CLS Moderate Asset Allocation
                                          AST AllianceBernstein Core Value
                                          AST American Century Income & Growth
                                          AST Capital Growth Asset Allocation
                                          AST Cohen & Steers Realty
                                          AST Federated Aggressive Growth
                                          AST FI Pyramis(R) Asset Allocation
                                          AST First Trust Balanced Target
                                          AST First Trust Capital Appreciation Target
                                          AST Global Real Estate Portfolio
                                          AST Goldman Sachs Concentrated Growth
                                          AST Goldman Sachs Large-Cap Value
                                          AST Goldman Sachs Mid-Cap Growth
                                          AST Goldman Sachs Small-Cap Value
                                          AST High Yield
                                          AST Horizon Growth Asset Allocation
                                          AST Horizon Moderate Asset Allocation
                                          AST International Growth
                                          AST International Value
                                          AST Jennison Large-Cap Growth


              PERMITTED PORTFOLIOS
              AST Jennison Large-Cap Value
              AST JPMorgan International Equity
              AST J.P. Morgan Strategic Opportunities
              AST Large-Cap Value
              AST Lord Abbett Core Fixed Income
              AST Marsico Capital Growth
              AST MFS Global Equity
              AST MFS Growth
              AST Mid-Cap Value
              AST Money Market
              AST Neuberger Berman Mid-Cap Growth
              AST Neuberger Berman/LSV Mid-Cap Value
              AST Parametric Emerging Markets Equity
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST QMA US Equity Alpha
              AST Quantitative Modeling
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Wellington Management Hedged Equity
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund


 The following additional Portfolios are available with the L Series only:



                                PROFUND VP**
                                Consumer Goods
                                Consumer Services
                                Financials
                                Health Care
                                Industrials
                                Large-Cap Growth
                                Large-Cap Value
                                Mid-Cap Growth
                                Mid-Cap Value
                                Real Estate
                                Small-Cap Growth
                                Small-Cap Value
                                Telecommunications
                                Utilities


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** ProFund VP Portfolios are only available in the L Series.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
                      ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
     ASSET     AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
     ALLOCA    ALLOCATION PORTFOLIO: seeks long         Group, LLC; AQR
     TION      term capital appreciation. The               Capital
               Portfolio is a multi-asset class        Management, LLC;
               fund that pursues both top-down           CNH Partners,
               asset allocation strategies and            LLC; First
               bottom-up selection of securities,       Quadrant L.P.;
               investment managers, and mutual        Jennison Associates
               funds. Under normal circumstances,         LLC; Mellon
               approximately 60% of the assets will         Capital
               be allocated to traditional asset          Management
               classes (including US and              Corporation; Pacific
               international equities and bonds)          Investment
               and approximately 40% of the assets        Management
               will be allocated to nontraditional        Company LLC
               asset classes (including real               (PIMCO);
               estate, commodities, and alternative    Prudential Bache
               strategies). Those percentages are      Asset Management,
               subject to change at the discretion       Incorporated;
               of the advisor.                            Prudential
                                                       Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC;
                                                          J.P. Morgan
                                                          Investment
                                                       Management, Inc.
                                                      (on or about August
                                                           24, 2011)
   -------------------------------------------------------------------------
     ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
     ALLOCA    seeks a high level of absolute             Management;
     TION      return. The Portfolio uses               Marsico Capital
               traditional and non-traditional         Management, LLC;
               investment strategies by investing     Pacific Investment
               in domestic and foreign equity and         Management
               fixed-income securities, derivative        Company LLC
               instruments and other investment        (PIMCO); T. Rowe
               companies. The asset allocation         Price Associates,
               generally provides for an allotment    Inc.; William Blair
               of 60% of the portfolio's assets to      & Company, LLC;
               a combination of domestic and             Quantitative
               international equity strategies and        Management
               the remaining 40% of assets in a         Associates LLC
               combination of U.S. fixed income,
               hedged international bond, real
               return assets and other investment
               companies. The manager will allocate
               the assets of the portfolio across
               different investment categories and
               subadvisors.
   -------------------------------------------------------------------------
   LARGE CAP   AST ALLIANCEBERNSTEIN CORE VALUE        AllianceBernstein
     VALUE     PORTFOLIO: seeks long-term capital            L.P.
               growth by investing primarily in
               common stocks. The subadvisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound.
               The subadvisor seeks to identify
               individual companies with cash flow
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
     LARGE CAP   AST AMERICAN CENTURY INCOME & GROWTH    American Century
       VALUE     PORTFOLIO: seeks capital growth with      Investment
                 current income as a secondary           Management, Inc.
                 objective. The Portfolio invests
                 primarily in common stocks that
                 offer potential for capital growth,
                 and may, consistent with its
                 investment objective, invest in
                 stocks that offer potential for
                 current income. The subadvisor
                 utilizes a quantitative management
                 technique with a goal of building an
                 equity portfolio that provides
                 better returns than the S&P 500
                 Index without taking on significant
                 additional risk and while attempting
                 to create a dividend yield that will
                 be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
       ASSET     AST BALANCED ASSET ALLOCATION             Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 60% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 52.5% to
                 67.5%), and 40% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 32.5% to 47.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, exchange
                 traded funds, and futures contracts,
                 swap agreements and other financial
                 and derivative instruments.
     ----------------------------------------------------------------------
       ASSET     AST BLACKROCK GLOBAL STRATEGIES            BlackRock
       ALLOCA    PORTFOLIO (formerly SP Growth Asset        Financial
       TION      Allocation Portfolio): seeks a high     Management, Inc.
                 total return consistent with a
                 moderate level of risk. The
                 Portfolio is a global, multi
                 asset-class portfolio that invests
                 directly in, among other things,
                 equity and equity-related
                 securities, investment grade debt
                 securities (including, without
                 limitation, U.S. Treasuries and U.S.
                 government securities),
                 non-investment grade bonds (also
                 known as "high yield bonds" or "junk
                 bonds"), real estate investment
                 trusts (REITs), exchange traded
                 funds (ETFs), and derivative
                 instruments, including
                 commodity-linked derivative
                 instruments.
     ----------------------------------------------------------------------
     LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks       BlackRock
       VALUE     maximum growth of capital by              Investment
                 investing primarily in the value        Management, LLC
                 stocks of larger companies. The
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadvisor
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
     ----------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIOS 2015, 2016,           Prudential
      INCOME     2018, 2019, 2020, 2021 AND 2022:          Investment
                 each AST Bond Portfolio seeks the       Management, Inc.
                 highest potential total return
                 consistent with its specified level
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for the fixed
                 maturity year indicated in its name.
                 Please note that you may not make
                 purchase payments to each Portfolio,
                 and that each Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
       ASSET     AST CAPITAL GROWTH ASSET ALLOCATION       Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 75% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, ETFs, and
                 futures contracts, swap agreements
                 and other financial and derivative
                 instruments.
     ----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST CLS GROWTH ASSET ALLOCATION         CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 60% to 80% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 20% to 40% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
     ASSET     AST CLS MODERATE ASSET ALLOCATION       CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 40% to 60% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 40% to 60% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:     Cohen & Steers
               seeks to maximize total return               Capital
               through investment in real estate       Management, Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in common stocks and
               other equity securities issued by
               real estate companies, such as real
               estate investment trusts (REITs).
               Under normal circumstances, the
               Portfolio will invest substantially
               all of its assets in the equity
               securities of real estate companies,
               i.e., a company that derives at
               least 50% of its revenues from the
               ownership, construction, financing,
               management or sale of real estate or
               that has at least 50% of its assets
               in real estate. Real estate
               companies may include real estate
               investment trusts (REITs).
   -------------------------------------------------------------------------
   SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH         Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The       Management
               Portfolio pursues its investment           Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that      Federated Global
               are traded on national security            Investment
               exchanges, NASDAQ stock exchange and    Management Corp.
               the over- the-counter-market. Small
               companies will be defined as
               companies with market
               capitalizations similar to companies
               in the Russell 2000 and S&P 600
               Small Cap Index.
   -------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION       Pyramis Global
     ALLOCA    PORTFOLIO: seeks to maximize             Advisors, LLC a
     TION      potential total return. In seeking          Fidelity
               to achieve the Portfolio's                 Investments
               investment objective, the                    company
               Portfolio's assets will be allocated
               across six uniquely specialized
               investment strategies (collectively,
               the Investment Strategies). The
               Portfolio will have four strategies
               that invest primarily in equity
               securities (i.e., the Equity
               Strategies), one fixed-income
               strategy (i.e., the Broad Market
               Duration Strategy), and one strategy
               designed to provide liquidity (i.e.,
               the Liquidity Strategy). Pyramis is
               a registered service mark of FMR
               LLC. Used under license.
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
     ALLOCA    PORTFOLIO: seeks long-term capital            L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% in equity securities and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
     ALLOCA    TARGET PORTFOLIO: seeks long-term             L.P.
     TION      capital growth. The Portfolio seeks
               to achieve its objective by
               investing approximately 80% in
               equity securities and approximately
               20% in fixed income securities. The
               portfolio allocates the equity
               portion of the portfolio across five
               uniquely specialized strategies -
               the Value Line(R) Target 25, the
               Global Dividend Target 15, the
               Target Small-Cap, the NASDAQ(R)
               Target 15, and the NYSE(R)
               International Target 25. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and          Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its liquid
               assets (net assets plus any
               borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio              L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30-45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO (formerly AST                 Asset Management,
               AllianceBernstein Growth & Income             L.P.
               Portfolio): seeks long-term growth
               of capital. The Portfolio seeks to
               achieve its investment objective by
               investing in value opportunities
               that Goldman Sachs Asset Management,
               L.P. ("GSAM"), the Portfolio's sole
               subadvisor, defines as companies
               with identifiable competitive
               advantages whose intrinsic value is
               not reflected in the stock price.
               The Fund invests, under normal
               circumstances, at least 80% of its
               net assets plus any borrowings for
               investment purposes (measured at
               time of purchase) ("Net Assets") in
               a diversified portfolio of equity
               investments in large-cap U.S.
               issuers with public stock market
               capitalizations within the range of
               the market capitalization of
               companies constituting the Russell
               1000 Value Index at the time of
               investment.
   -------------------------------------------------------------------------
    MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio pursues its            L.P.
               investment objective, by investing
               primarily in equity securities
               selected for their growth potential,
               and normally invests at least 80% of
               the value of its assets in
               medium-sized companies. Medium-sized
               companies are those whose market
               capitalizations (measured at the
               time of investment) fall within the
               range of companies in the Russell
               Mid-cap Growth Index. The subadvisor
               seeks to identify individual
               companies with earnings growth
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------
   SMALL CAP   AST GOLDMAN SACHS SMALL-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO: seeks long-term capital      Asset Management,
               appreciation. The Portfolio will              L.P.
               seek its objective through
               investments primarily in equity
               securities that are believed to be
               undervalued in the marketplace. The
               Portfolio will invest, under normal
               circumstances, at least 80% of the
               value of its assets plus any
               borrowings for investment purposes
               in small capitalization companies.
               The 80% investment requirement
               applies at the time the Portfolio
               invests its assets. The Portfolio
               generally defines small
               capitalization companies as
               companies with market
               capitalizations that are within the
               range of the Russell 2000 Value
               Index at the time of purchase.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield bonds (also known
                as "junk bonds"), fixed-income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are financial
                instruments rated Ba or lower by
                Moody's Investors Services, Inc. or
                equivalently rated by Standard &
                Poor's Corporation, or Fitch, or, if
                unrated, determined by the
                sub-advisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON GROWTH ASSET ALLOCATION         Horizon
      ALLOCA    PORTFOLIO: seeks the highest            Investments, LLC
      TION      potential total return consistent
                with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON MODERATE ASSET                  Horizon
      ALLOCA    ALLOCATION PORTFOLIO: seeks the         Investments, LLC
      TION      highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:     Marsico Capital
    NATIONAL    seeks long-term capital growth.         Management, LLC;
     EQUITY     Under normal circumstances, the         William Blair &
                Portfolio invests at least 80% of         Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks long-term capital                   Management;
     EQUITY     appreciation. The Portfolio normally       Thornburg
                invests at least 80% of the                Investment
                Portfolio's assets in equity            Management, Inc.
                securities. The Portfolio will
                invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs to meet
                the parameters established to
                support the Highest Daily Lifetime
                Seven, Highest Daily Lifetime 7
                Plus, and Highest Daily Lifetime 6
                Plus. Please note that you may not
                make purchase payments to this
                Portfolio, and that this Portfolio
                is available only with certain
                living benefits.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a growth
                investment style and will invest in
                stocks it believes could experience
                superior sales or earnings growth,
                or high returns on equity and
                assets. Stocks are selected on a
                company-by-company basis using
                fundamental analysis. The companies
                in which the subadvisor will invest
                generally tend to have a unique
                market niche, a strong new product
                profile or superior management.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a value
                investment style and will invest in
                common stocks that it believes are
                being valued at a discount to their
                intrinsic value, as defined by the
                value of their earnings, free cash
                flow, the value of their assets,
                their private market value, or some
                combination of these factors. The
                subadvisor will look for catalysts
                that will help unlock a common
                stock's true value.
    ------------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY         J.P. Morgan
    NATIONAL    PORTFOLIO: seeks long-term capital         Investment
     EQUITY     growth by investing in a diversified    Management, Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of
                the world. The equity securities
                will ordinarily be traded on a
                recognized foreign securities
                exchange or traded in a foreign
                over-the-counter market in the
                country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                 J.P. Morgan
      ALLOCA    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize total return, consisting of    Management, Inc.
                capital appreciation and current
                income. The Portfolio invests in
                securities and financial instruments
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income
                securities (including non-investment
                grade bonds or "junk bonds") of
                issuers located within and outside
                the United States or in open-end
                investment companies advised by J.P.
                Morgan Investment Management, Inc.,
                the Portfolio's subadvisor, to gain
                exposure to certain global equity
                and global fixed income markets.
    ------------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks      Eaton Vance
      VALUE     current income and long-term growth       Management;
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management, LLC
                80% of its net assets in common
                stocks of large capitalization
                companies. Large capitalization
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO (formerly AST Lord Abbett           LLC
                Bond- Debenture Portfolio): seeks
                income and capital appreciation to
                produce a high total return. Under
                normal market conditions, the
                Portfolio pursues its investment
                objective by investing at least 80%
                of its net assets in debt (or fixed
                income) securities of various types.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                or swap agreements. The Portfolio
                attempts to manage interest rate
                risk through its management of the
                average duration of the securities
                it holds in its portfolio. The
                Portfolio expects to maintain its
                average duration range within two
                years of the bond market's duration
                as measured by the Barclays Capital
                U.S. Aggregate Bond Index (which was
                approximately five years as of
                December 31, 2010).
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH               Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.         Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out and replacing existing
                positions or responding to
                exceptional market conditions.
    ------------------------------------------------------------------------
      INTER     AST MFS GLOBAL EQUITY PORTFOLIO:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    ------------------------------------------------------------------------
    LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks           Massachusetts
     GROWTH     long-term capital growth and future,    Financial Services
                rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    ------------------------------------------------------------------------
     MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous
                12-months based on month-end data.
    ------------------------------------------------------------------------
      FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
     INCOME     high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
    ------------------------------------------------------------------------
     MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH     PORTFOLIO: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadvisor looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
    ------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP             LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital              Management;
               growth. Under normal market              Neuberger Berman
               conditions, the Portfolio invests at      Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. For
               purposes of the Portfolio, companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies. Neuberger
               Berman looks for well-managed
               companies whose stock prices are
               undervalued and that may rise in
               price before other investors realize
               their worth. LSV Asset Management
               (LSV) follows an active investment
               strategy utilizing a quantitative
               investment model to evaluate and
               recommend investment decisions for
               its portion of the Portfolio in a
               bottom-up, contrarian value approach.
   --------------------------------------------------------------------------
     INTER     AST PARAMETRIC EMERGING MARKETS         Parametric Portfolio
   NATIONAL    EQUITY PORTFOLIO: seeks long-term         Associates LLC
    EQUITY     capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the Morgan Stanley
               Capital International (MSCI) World
               Index. A company will be considered
               to be located in an emerging market
               country if it is domiciled in or
               derives more that 50% of its
               revenues or profits from emerging
               market countries. The Portfolio
               seeks to employ a top-down,
               disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
   --------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND         Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation         Company LLC
               of capital and prudent investment             (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one -to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. The Portfolio may
               invest up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
   --------------------------------------------------------------------------
     FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation         Company LLC
               of capital and prudent investment             (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within two
               years (+/-) of the duration of the
               Barclay's Capital U.S. Aggregate
               Bond Index. The Portfolio may invest
               up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
   --------------------------------------------------------------------------
     ASSET     AST PRESERVATION ASSET ALLOCATION           Prudential
     ALLOCA    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 35% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, ETFs, and
               futures contracts, swap agreements
               and other financial and derivative
               instruments.
   --------------------------------------------------------------------------
   LARGE CAP   AST QMA US EQUITY ALPHA PORTFOLIO:         Quantitative
     BLEND     seeks long term capital                     Management
               appreciation. The Portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
      ALLOCA    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio is comprised of a blend of
                equities and fixed income. Upon the
                commencement of operations of the
                Portfolio, approximately 90% of the
                Portfolio's net assets will be
                allocated to the capital growth
                segment, with the remainder of its
                net assets (i.e., approximately 10%)
                being allocated to the fixed-income
                segment. Asset allocation transfers
                within the Portfolio between the
                capital growth segment and the fixed
                income segment will be governed
                primarily by the application of a
                quantitative model. The model,
                however, will not generate: (i) a
                transfer to the capital growth
                segment from the fixed-income
                segment that would result in more
                than 90% of the Portfolio's net
                assets being allocated to the
                capital growth segment, (ii) a
                transfer to the fixed-income segment
                from the capital growth segment that
                would result in more than 90% of the
                Portfolio's net assets being
                allocated to the fixed-income
                segment, or (iii) a large-scale
                transfer between the Portfolio's
                segments that exceeds certain
                pre-determined percentage
                thresholds. An Owner's specific
                investment experience will depend,
                in part, on how the Portfolio's
                assets were allocated between the
                capital growth segment and the
                fixed-income segment during the
                period in which the Owner was
                invested in the Portfolio.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD             Schroder
      ALLOCA    STRATEGIES PORTFOLIO: seeks                Investment
      TION      long-term capital appreciation          Management North
                through a global flexible asset           America Inc.
                allocation approach. This asset
                allocation approach entails
                investing in traditional asset
                classes, such as equity and
                fixed-income investments, and
                alternative asset classes, such as
                investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                Emerging Market Debt and absolute
                return strategies. The sub-advisor
                seeks to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The     Management, Inc.
                Portfolio pursues its objective by
                investing, under normal
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Advisors, LLC; J.P.
                by investing primarily in              Morgan Investment
                small-capitalization stocks that       Management, Inc.;
                appear to be undervalued. The          Lee Munder Capital
                Portfolio invests, under normal            Group, LLC
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. Small
                capitalization companies are
                generally defined as stocks of
                companies with market
                capitalizations that are within the
                market capitalization range of the
                Russell 2000(R) Value Index.
                Securities of companies whose market
                capitalizations no longer meet the
                definition of small capitalization
                companies after purchase by the
                Portfolio will still be considered
                to be small capitalization companies
                for purposes of the Portfolio's
                policy of investing at least 80% of
                its assets in small capitalization
                companies.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
      ALLOCA    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods
                depending on the subadvisor's
                outlook for the markets. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND             T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high        Associates, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    ------------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH        T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of    Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market cap is
                larger than the median market cap of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    ------------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES       T. Rowe Price
                PORTFOLIO: seeks long-term capital      Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although at least 50% of
                Portfolio assets will be invested in
                U.S. securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    ------------------------------------------------------------------------
      ASSET     AST WELLINGTON MANAGEMENT HEDGED           Wellington
      ALLOCA    EQUITY PORTFOLIO (formerly AST             Management
      TION      Aggressive Asset Allocation               Company, LLP
                Portfolio): Seeks to outperform its
                blended benchmark index over a full
                market cycle. The Portfolio will use
                a broad spectrum of Wellington
                Management's equity investment
                strategies to invest in a broadly
                diversified portfolio of common
                stocks while also pursuing a
                downside risk overlay. The Portfolio
                will normally invest at least 80% of
                its assets in common stocks of
                small, medium and large companies
                and may also invest up to 30% of its
                assets in equity securities of
                foreign issuers and non-dollar
                securities.
    ------------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND          Western Asset
     INCOME     PORTFOLIO: seeks to maximize total         Management
                return, consistent with prudent              Company
                investment management and liquidity
                needs. The Portfolio's current
                target average duration is generally
                2.5 to 7 years. The Portfolio
                pursues this objective by investing
                in all major fixed income sectors
                with a bias towards non-Treasuries.
                The Portfolio has the ability to
                invest up to 20% in below investment
                grade securities. Securities rated
                below investment grade are commonly
                known as "junk bonds" or "high
                yield" securities.
    ------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
    ------------------------------------------------------------------------
    MODERATE    FRANKLIN TEMPLETON VIP FOUNDING         Franklin Templeton
       ALLO     FUNDS ALLOCATION FUND: Seeks capital      Services, LLC
     CATION     appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
    ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
                              PROFUND VP
     ---------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK
      DAILY INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES,
      CORRESPOND TO THE PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE
      DAILY PRICE PERFORMANCE, THE INVERSE (OPPOSITE) OF THE DAILY PRICE
      PERFORMANCE, A MULTIPLE OF THE DAILY PRICE PERFORMANCE, OF AN
      INDEX OR SECURITY. ULTRA PROFUND VPS ARE DESIGNED TO CORRESPOND TO
      A MULTIPLE OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX.
      INVERSE PROFUND VPS ARE DESIGNED TO CORRESPOND TO THE INVERSE
      (OPPOSITE) OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX. THE
      INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH
      POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS OF THE
      APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED THAT ONLY THOSE
      ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR
      ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION
      STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE ARRANGED
      BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS BASED.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Value
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Growth
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. (NOTE: THE S&P SMALLCAP 600(R) INDEX IS A
      FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX OF 600 U.S.
      OPERATING COMPANIES. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
      FINANCIAL VIABILITY, AND PUBLIC FLOAT.)
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Value Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      S&P 500(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Growth Index(R).
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 THAT
      HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE GROWTH-VALUE
      SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP VALUE: seeks        ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Value
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE VALUE END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP GROWTH: seeks       ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Growth
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER GOODS: seeks       ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Goods Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER SERVICES: seeks    ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Services Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP FINANCIALS: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Financials Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP HEALTH CARE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Health Care/SM/ Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP INDUSTRIALS: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Industrials Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP REAL ESTATE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Real Estate Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT AND REAL
      ESTATE SERVICE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS
      ("REITS") THAT INVEST IN INDUSTRIAL, OFFICES AND RETAIL PROPERTIES.
      REITS ARE PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS AND
      INTERESTS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TELECOMMUNICATIONS: seeks   ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Telecommunications Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TELECOMMUNICATIONS/SM /INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP UTILITIES: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Utilities Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. UTILITIES/SM /INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ---------------------------------------------------------------------





 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate

 Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account
       (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime
       6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges". If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value".

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and is taken out of the Sub-accounts or DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.


 "BENEFICIARY" ANNUITY

 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your Prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOAs" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;

..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable; and
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections for any such restrictions.

 You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code")(or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal

 Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto);
 (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodian Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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


                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.

 Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

 OLDEST OWNER'S AGE ON THE DATE THAT              PURCHASE CREDIT ON
THE PURCHASE PAYMENT IS APPLIED TO THE  PURCHASE PAYMENTS AS THEY ARE APPLIED
               ANNUITY                              TO THE ANNUITY
-------------------------------------------------------------------------------
                0 - 80                                  6.00%*
               81 - 85                                  3.00%
-------------------------------------------------------------------------------

 * For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

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 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under the following circumstance:

..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.


 The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.


 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, we charge $10.00 for each transfer after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

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

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

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


                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD
 For a nonqualified Annuity, a distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 For a nonqualified Annuity, during the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under

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


 the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1

 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments.


 OPTION 2

 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.


 OTHER ANNUITY OPTIONS: We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option (Highest Daily GRO) /1/
 Highest Daily Guaranteed Return Option II (HD GRO II)
 Guaranteed Minimum Income Benefit (GMIB) /1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
 Highest Daily Lifetime Seven Income Benefit /1/
 Spousal Highest Daily Lifetime Seven Income Benefit /1/
 Highest Daily Lifetime 7 Plus Income Benefit /1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit /1/
 Highest Daily Lifetime 6 Plus Income Benefit
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.


 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income Benefits use certain predetermined mathematical formulas. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income Benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account (or the general account, for one of the benefits). Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. These restrictions and the use of the formula may reduce the risk that we will be required to make payments to you under the living benefits. We are not providing you with investment advice through the use of any of the formulas.


 Here is a general description of each kind of living benefit that exists under this Annuity:

..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

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..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6 PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS. FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). THESE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA LESSEN THE LIKELIHOOD THAT YOUR ACCOUNT VALUE WILL BE REDUCED TO ZERO WHILE YOU ARE STILL ALIVE, AND MAY REDUCE THE RISK THAT WE WILL BE REQUIRED TO MAKE PAYMENTS TO YOU UNDER THE LIVING BENEFITS. THE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA MAY ALSO LIMIT YOUR UPSIDE POTENTIAL FOR GROWTH.


 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/

 We no longer permit new elections of Highest Daily GRO.


 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each

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 guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

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 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix C of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an


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 amount that we refer to as the "Projected Future Guarantee." The "Projected
 Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.


 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

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



 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging program that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT

 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix C of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).


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



 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.


 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).


 For example,

..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.


 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

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


 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).


 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.


 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

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



 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

Withdrawal Amount                                                                    $ 50,000
Divided by Account Value before withdrawal                                           $300,000
Equals ratio                                                                            16.67%
All guarantees will be reduced by the above ratio (16.67%) Initial guarantee amount  $166,667
Additional guarantee amount                                                          $250,000


 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If


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


 you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.


 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender

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

 of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT

 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially

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 established on the effective date of the GMIB benefit and is equal to your
 Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

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 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

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 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD
 Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

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 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

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 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any

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 additional Purchase Payments (and any associated Credit with respect to X
 Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

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 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the
    Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

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 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

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 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

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       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under this benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

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



 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

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

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

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

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.


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 Any change of the Annuitant under the Annuity will result in cancellation of
 Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to or transfer Account Value to or from the Benefit Fixed

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 Rate Account. The interest rate that we pay with respect to the Benefit Fixed
 Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula requires a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;

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..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new mathematical formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D (Page D-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your


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 Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT
 IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).


 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.


 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you


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 must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit elections of Highest Daily Lifetime Seven.


 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

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 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal

 Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest

 Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized pre-determined mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.


 If you elect the new formula (90% Cap Feature), see discussion below.


 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. THE AMOUNTS OF ANY SUCH TRANSFERS WILL VARY (AND IN SOME INSTANCES, COULD BE LARGE), AS DICTATED BY THE FORMULA, AND WILL DEPEND ON THE FACTORS LISTED BELOW.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

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 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (Page E-4) . Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.


 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted

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

 Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THIS ADDITIONAL TRANSFER(S) COULD BE LARGE.


 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.


 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the

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 Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent

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

 withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

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

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then

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

 currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


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 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 Spousal Highest Daily Lifetime Seven can no longer be elected. Spousal Highest Daily Lifetime Seven could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations were as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ANY EXISTING GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEES UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE. IN ADDITION, ANY SUCH NEW BENEFIT YOU ELECT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second

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 Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you had elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Feature), see the discussion below.


 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

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   .   Transfer all or a portion of your Account Value in the Permitted
       Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature

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 to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (Page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.


 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

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 Once the 90% cap feature is met, future transfers into the AST Investment
 Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)
 Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect any available living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this Prospectus.


 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

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 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or
 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated

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


 Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in

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

 future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to

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

 be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.


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

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

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

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Option (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Option will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

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 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate Purchase Payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program. If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Please note that the formula will not transfer an amount from the AST Investment Grade Bond Sub-account to the DCA Fixed Rate Option. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be

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 transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis.
 Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

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 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus.

 Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

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 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)
 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus was not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.


 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,

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 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime
    Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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


..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

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

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase

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

 payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

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



 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.


 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

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

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and

..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.


 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

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



..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

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



 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix H (and is described below).

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (including any associated purchase Credits with respect to X Series), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value

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


 being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

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..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an

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 annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

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


    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the

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

 Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

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

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

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

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.


 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described

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 above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and

..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.


 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income
 Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal
    Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's
    Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime
    6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


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 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

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 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFIT, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS.


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.


 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFIT


 ONE OPTIONAL DEATH BENEFIT IS OFFERED FOR PURCHASE WITH YOUR ANNUITY TO PROVIDE AN ENHANCED LEVEL OF PROTECTION FOR YOUR BENEFICIARIES. WE RESERVE THE RIGHT TO CEASE OFFERING ANY OPTIONAL DEATH BENEFIT.


 THE OPTIONAL DEATH BENEFIT IS NOT AVAILABLE IF YOUR ANNUITY IS HELD AS A BENEFICIARY ANNUITY.


 CURRENTLY, THE OPTIONAL DEATH BENEFIT MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. HOWEVER, WITH RESPECT TO THE L SERIES, IF NOT PREVIOUSLY ELECTED THIS DEATH BENEFIT MAY BE ELECTED ON THE FIFTH ANNUITY ANNIVERSARY AND EACH ANNUITY ANNIVERSARY THEREAFTER, BUT NOT LATER THAN THE TENTH ANNUITY ANNIVERSARY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE THE OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. IF YOU ELECT SPOUSAL LIFETIME FIVE OR SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, YOU ARE NOT PERMITTED TO ELECT THE OPTIONAL DEATH BENEFIT.


 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF THE ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF THE ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF THE ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS.

 IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

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 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.


       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL HAV DEATH BENEFIT? DOES THE OPTIONAL HAV DEATH BENEFIT TERMINATE UNDER OTHER CIRCUMSTANCES?
 For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

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 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS



 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS-ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as

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      a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option. Thus the death benefit must be at least $15,000.
..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Rate Options will be offered.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

..   If the beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.


 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative

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 Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any
 Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship.
 As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse's death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:


 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death". "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

 There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

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 The NYSE is closed on the following nationally recognized holidays: New Year's
 Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.


 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer

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 applies or a charge for an optional benefit begins to be deducted, your
 Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' internet website
 (www. prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 This discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


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 If you choose to receive payments under an interest payment option, or a
 Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender or annuity payment will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Please note that multiple Nonqualified contracts issued to you by us or any other Prudential affiliates during the same calendar year will be aggregated and treated as a single contract for tax purposes. Therefore, a distribution within 12 months from one or more contracts within the aggregate group may disqualify the partial Section 1035 exchange. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code.


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 Under this circumstance, the contract value will be paid out to the
 Beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).


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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2011 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.


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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2011 ($49,000 in 2010) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2011, this limit is $245,000 ($245,000 for 2010);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2011 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2011. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).


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 In any event, you must begin receiving distributions from your TDA by
 April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death).


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   However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


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 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS PRUCO LIFE OF NEW JERSEY?
 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2010, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator) ,State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements),


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 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems, Inc. (contract printing and mailing), 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615.


 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

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 Advanced Series Trust (the "Trust") has obtained an exemption from the
 Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
 Pruco Life of New Jersey and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.


 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2010, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $569 to approximately $776,553. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


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

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).


 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.


 Prudential Annuities (the business unit that includes Pruco Life of New Jersey) sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners;
 (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer.


 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. A list of firms that PAD paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


 Pruco Life of New Jersey or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to our annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10, respectively.


 NAME OF FIRM:


  1st Global Capital Corp.
  AFA Financial Group
  Allegheny Investments Ltd
  Allen & Company of Florida, Inc.
  Allstate Financial Services, LLC
  American Financial Associates
  American Portfolio Financial Services Inc.
  Ameriprise Financial Inc.
  Ameritas Investment Corp.
  Anchor Bay Securities, LLC
  Arete Wealth Management
  Arvest Asset Management
  Askar Corporation
  Ausdal Financial Partners, Inc.
  AXA Advisors, LLC
  Banc of America Invest. SVS (SO)
  BB&T Investment Services, Inc.
  BBVA Compass Investment Solutions, Inc.
  BCG Securities, Inc.
  Berthel Fisher & Company
  BFT Financial Group, LLC
  Brookstone Securities, Inc.
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Growth Resources
  Capital Group Sec. Inc., The
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capitol Securities Management, Inc.
  CCO Investment Services Corp.
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Chase Investment Services
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compak Securities
  Comprehensive Asset Management
  Cornerstone Financial
  Crescent Securities Group
  Crown Capital Securities, LP
  CUNA Brokerage Services, Inc.
  CUSO Financial Services, LP
  DeWaay Financial Network, LLC
  Elliott Davis Brokerage Services, LLC
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Fifth Third Securities, Inc.
  Financial Advisers of America LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities, Inc.
  First Brokerage America, LLC
  First Citizens Investor Services Inc
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Southeast Investor Services
  First Tennessee Brokerage, Inc.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Fortune Financial Services, Inc.
  Founders Financial Securities, LLC
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  G.A. Repple & Company
  GBS - Life Plans Unlimited
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corp.
  Girard Securities, Inc.
  Great American Advisors, Inc.
  Great Nation Investment Corp.
  GWN Securities, Inc.
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Harbor Financial Services LLC
  Harbour Investments, Inc.
  Heim, Young & Associates, Inc.
  Hornor, Townsend & Kent, Inc.
  Huntleigh Securities
  IMS Securities
  Independent Financial Grp, LLC
  Infinex Investments, Inc.
  ING Financial Partners, Inc.
  Institutional Securities Corp.
  Intervest International Equities Corp.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  J.J.B. Hilliard Lyons, Inc.
  J.P. Turner & Company, LLC
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Legend Equities Corporation
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lombard Securities Inc.
  LPL Financial Corporation
  M Holdings Securities, Inc.
  Matrix Capital Group, Inc.
  McClurg Capital Corporation
  Merrill Lynch
  MetLife
  MICG Investment Mgmt, LLC
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  MML Investors Services, Inc.
  Moloney Securities Company
  Money Concepts Capital Corp.

  Morgan Keegan & Company

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



  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Corp.
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  New England Securities Corp.
  Newbridge Securities Corp.
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  OFG Financial Services, Inc.
  OneAmerica Securities, Inc.
  Oppenheimer & Co., Inc.
  Pacific Financial Associates, Inc.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc.
  Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  People's Securities, Inc.
  PlanMember Securities Corp.
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  PrimeVest Financial Services
  Princor Financial Services Corp.
  ProEquities, Inc.
  Prospera Financial Services, Inc.
  Pruco Securities LLC
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Questar Capital Corporation
  Raymond James & Associates, Inc.
  Raymond James Financial Services
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Rothman Securities
  Royal Alliance Associates, Inc.
  Sagepoint Financial, Inc.
  Sammons Securities Co., LLC
  Saunders Discount Brokerage, Inc.
  SCF Securities, Inc.
  Scott & Stringfellow, Inc.
  Securian Financial Services, Inc.
  Securities America, Inc.
  Securities Service Network, Inc.
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southwest Securities, Inc.
  Spire Securities LLC
  Stephens Insurance Svcs. Inc.
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co., Inc.
  Strategic Fin Alliance Inc.
  Summit Brokerage Services, Inc.
  Summit Equities, Inc.
  Sunset Financial Services, Inc.
  SunTrust Investment Services, Inc.
  Symetra Investment Services Inc.
  TFS Securities, Inc.
  The Investment Center
  The Leaders Group, Inc.
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  Thoroughbred Financial Services
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Unionbanc Investment Serv. LLC
  United Brokerage Services, Inc.
  United Planners Financial Services
  USA Financial Securities Corp.
  US Bank
  UVEST Financial Services Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments, LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Woodbury Financial Services, Inc.
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc.
  Wunderlich Securities


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
   . calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours.
   . writing to us via regular mail at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
   . accessing information about your Annuity through our Internet Website at www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life of New Jersey's pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life of New Jersey is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life of New Jersey may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its products. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In July 2010, Pruco Life of New Jersey and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. Pruco Life of New Jersey is cooperating with this investigation. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents. In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed.

 In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. Prudential Insurance has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court. In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products


..   Determination of Accumulation Unit Values

..   Financial Statements
..   Separate Account Financial Information
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                                PREMIER B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97052        $10.58443          30,244
    01/01/2007 to 12/31/2007                             $10.58443        $11.42715          81,488
    01/01/2008 to 12/31/2008                             $11.42715         $7.70132         184,413
    01/01/2009 to 12/31/2009                              $7.70132         $9.46834         495,528
    01/01/2010 to 12/31/2010                              $9.46834        $10.48061         590,701
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                              $9.98924        $10.52787               0
    01/01/2007 to 12/31/2007                             $10.52787        $11.39704           5,817
    01/01/2008 to 12/31/2008                             $11.39704         $7.90927          24,155
    01/01/2009 to 12/31/2009                              $7.90927         $9.86809         156,140
    01/01/2010 to 12/31/2010                              $9.86809        $11.09301         227,664
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97115        $10.68969               0
    01/01/2007 to 12/31/2007                             $10.68969        $11.57765           1,228
    01/01/2008 to 12/31/2008                             $11.57765         $6.60127           3,464
    01/01/2009 to 12/31/2009                              $6.60127         $8.38178          74,208
    01/01/2010 to 12/31/2010                              $8.38178         $9.49930          76,276
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                              $9.95091        $11.11022             869
    01/01/2007 to 12/31/2007                             $11.11022        $10.59151           1,454
    01/01/2008 to 12/31/2008                             $10.59151         $6.08531           1,926
    01/01/2009 to 12/31/2009                              $6.08531         $7.44780           9,164
    01/01/2010 to 12/31/2010                              $7.44780         $8.33825          10,540
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                              $9.96102        $11.07490           1,140
    01/01/2007 to 12/31/2007                             $11.07490        $11.50976           6,463
    01/01/2008 to 12/31/2008                             $11.50976         $6.74882           6,978
    01/01/2009 to 12/31/2009                              $6.74882         $7.95238          65,760
    01/01/2010 to 12/31/2010                              $7.95238         $8.87508          75,296

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.98487        $11.06450              471
    01/01/2007 to 12/31/2007                                 $11.06450        $10.92634              463
    01/01/2008 to 12/31/2008                                 $10.92634         $7.04890            6,416
    01/01/2009 to 12/31/2009                                  $7.04890         $8.20740           84,010
    01/01/2010 to 12/31/2010                                  $8.20740         $9.23755           96,265
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                  $9.97992        $10.54079           11,213
    01/01/2007 to 12/31/2007                                 $10.54079        $11.36613           16,870
    01/01/2008 to 12/31/2008                                 $11.36613         $8.01173          135,256
    01/01/2009 to 12/31/2009                                  $8.01173         $9.76594          799,499
    01/01/2010 to 12/31/2010                                  $9.76594        $10.84380        1,232,371
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                  $9.98023        $10.64300           12,198
    01/01/2007 to 12/31/2007                                 $10.64300        $11.54504           15,700
    01/01/2008 to 12/31/2008                                 $11.54504         $7.42587           80,630
    01/01/2009 to 12/31/2009                                  $7.42587         $9.20111          626,770
    01/01/2010 to 12/31/2010                                  $9.20111        $10.31320          827,292
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                                $10.09942         $6.72112           65,976
    01/01/2009 to 12/31/2009                                  $6.72112         $8.42882          223,093
    01/01/2010 to 12/31/2010                                  $8.42882         $9.52812          284,699
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                                $10.08124         $7.37228              964
    01/01/2009 to 12/31/2009                                  $7.37228         $8.99315          202,692
    01/01/2010 to 12/31/2010                                  $8.99315         $9.95049          339,848
--------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                  $9.88749        $12.16133                7
    01/01/2007 to 12/31/2007                                 $12.16133         $9.62541            3,901
    01/01/2008 to 12/31/2008                                  $9.62541         $6.18048            3,912
    01/01/2009 to 12/31/2009                                  $6.18048         $8.06109           14,732
    01/01/2010 to 12/31/2010                                  $8.06109        $10.25594           21,712
--------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                  $9.98334        $10.49308              253
    01/01/2007 to 12/31/2007                                 $10.49308         $8.53012              581
    01/01/2008 to 07/18/2008                                  $8.53012         $7.83782                0
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.99906         $9.98437              768
    01/01/2007 to 12/31/2007                                  $9.98437        $10.97693              842
    01/01/2008 to 12/31/2008                                 $10.97693         $6.06720            1,529
    01/01/2009 to 12/31/2009                                  $6.06720         $7.95736            8,510
    01/01/2010 to 12/31/2010                                  $7.95736        $10.42724            8,772
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2008* to 12/31/2008                                $10.10375         $7.53310            1,702
    01/01/2009 to 12/31/2009                                  $7.53310         $9.02864          106,099
    01/01/2010 to 12/31/2010                                  $9.02864        $10.11522          128,857

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                 $9.99906        $10.56409               0
    01/01/2007 to 12/31/2007                                $10.56409        $11.33703           4,120
    01/01/2008 to 12/31/2008                                $11.33703         $7.34272          16,667
    01/01/2009 to 12/31/2009                                 $7.34272         $8.99072         190,914
    01/01/2010 to 12/31/2010                                 $8.99072        $10.16518         259,388
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                 $9.99906        $10.34228             321
    01/01/2007 to 12/31/2007                                $10.34228        $11.39149           6,974
    01/01/2008 to 12/31/2008                                $11.39149         $6.67723          42,821
    01/01/2009 to 12/31/2009                                 $6.67723         $8.31590         385,078
    01/01/2010 to 12/31/2010                                 $8.31590         $9.78505         505,876
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99906         $7.49084               0
    01/01/2009 to 11/13/2009                                 $7.49084         $8.41607               0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17574         $6.12807               0
    01/01/2009 to 12/31/2009                                 $6.12807         $8.18495          19,371
    01/01/2010 to 12/31/2010                                 $8.18495         $9.72626          17,614
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                                 $9.93542        $10.28977           1,967
    01/01/2007 to 12/31/2007                                $10.28977        $11.59563           2,269
    01/01/2008 to 12/31/2008                                $11.59563         $6.84738           8,554
    01/01/2009 to 12/31/2009                                 $6.84738        $10.11359          40,650
    01/01/2010 to 12/31/2010                                $10.11359        $11.02726          44,923
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                 $9.95841         $9.90334             606
    01/01/2007 to 12/31/2007                                 $9.90334        $11.68440           3,211
    01/01/2008 to 12/31/2008                                $11.68440         $6.83934           5,544
    01/01/2009 to 12/31/2009                                 $6.83934        $10.62206          28,493
    01/01/2010 to 12/31/2010                                $10.62206        $12.58318          31,507
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03395         $7.65766               0
    01/01/2009 to 12/31/2009                                 $7.65766         $9.60312          23,829
    01/01/2010 to 12/31/2010                                 $9.60312        $12.03526          31,805
-------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                                 $9.99906        $10.60450             649
    01/01/2007 to 12/31/2007                                $10.60450        $10.74351             827
    01/01/2008 to 12/31/2008                                $10.74351         $7.90831             735
    01/01/2009 to 12/31/2009                                 $7.90831        $10.59810          14,326
    01/01/2010 to 12/31/2010                                $10.59810        $11.89197          15,358
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11193         $7.16470           8,300
    01/01/2009 to 12/31/2009                                 $7.16470         $8.97209          83,579
    01/01/2010 to 12/31/2010                                 $8.97209        $10.09570         180,965
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08942         $7.64237          17,549
    01/01/2009 to 12/31/2009                                 $7.64237         $9.32217         390,581
    01/01/2010 to 12/31/2010                                 $9.32217        $10.28514         486,400

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99258        $10.64379           2,502
    01/01/2007 to 12/31/2007                            $10.64379        $12.52703           3,101
    01/01/2008 to 12/31/2008                            $12.52703         $6.16356           5,575
    01/01/2009 to 12/31/2009                             $6.16356         $8.24382          14,840
    01/01/2010 to 12/31/2010                             $8.24382         $9.33168          16,577
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2006* to 12/31/2006                           $10.01073        $10.90770           1,345
    01/01/2007 to 12/31/2007                            $10.90770        $12.70293           6,353
    01/01/2008 to 12/31/2008                            $12.70293         $7.03242           4,237
    01/01/2009 to 12/31/2009                             $7.03242         $9.07273          17,509
    01/01/2010 to 12/31/2010                             $9.07273         $9.96358          20,693
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2006 to 12/31/2006                             $9.96771        $10.57685               0
    01/01/2007 to 12/31/2007                            $10.57685        $10.65906               0
    01/01/2008 to 12/31/2008                            $10.65906         $8.68154          51,035
    01/01/2009 to 12/31/2009                             $8.68154        $10.47282         156,166
    01/01/2010 to 12/31/2010                            $10.47282        $11.11144         162,648
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                           $10.08445        $10.29766           2,987
    01/01/2010 to 12/31/2010                            $10.29766        $11.33263           3,456
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                           $10.14583        $10.30741           4,519
    01/01/2010 to 12/31/2010                            $10.30741        $11.58869           5,093
---------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                             $9.99906        $10.62045           1,343
    01/01/2007 to 12/31/2007                            $10.62045        $11.49018           1,472
    01/01/2008 to 12/31/2008                            $11.49018         $6.65882           4,105
    01/01/2009 to 12/31/2009                             $6.65882         $8.94533          73,237
    01/01/2010 to 12/31/2010                             $8.94533         $9.47774          90,121
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $9.96039        $11.05295           2,533
    01/01/2007 to 12/31/2007                            $11.05295        $10.60024           8,763
    01/01/2008 to 12/31/2008                            $10.60024         $6.13164          10,882
    01/01/2009 to 12/31/2009                             $6.13164         $7.23998           8,245
    01/01/2010 to 12/31/2010                             $7.23998         $8.09953           8,942
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                             $9.99906        $10.51839           1,934
    01/01/2007 to 12/31/2007                            $10.51839        $11.03115           3,825
    01/01/2008 to 12/31/2008                            $11.03115         $8.36983           4,846
    01/01/2009 to 12/31/2009                             $8.36983        $11.13803          66,710
    01/01/2010 to 12/31/2010                            $11.13803        $12.48853          69,499
---------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                             $9.94853        $10.25454           2,150
    01/01/2007 to 12/31/2007                            $10.25454        $11.65439           4,055
    01/01/2008 to 12/31/2008                            $11.65439         $6.49136          10,002
    01/01/2009 to 12/31/2009                             $6.49136         $8.32731          92,651
    01/01/2010 to 12/31/2010                             $8.32731         $9.85880         106,395

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                              $9.96060        $11.14496             559
    01/01/2007 to 12/31/2007                             $11.14496        $12.05347             775
    01/01/2008 to 12/31/2008                             $12.05347         $7.86591           1,024
    01/01/2009 to 12/31/2009                              $7.86591        $10.22659          16,515
    01/01/2010 to 12/31/2010                             $10.22659        $11.32823          16,271
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.93217        $10.42130               0
    01/01/2007 to 12/31/2007                             $10.42130        $11.85877             354
    01/01/2008 to 12/31/2008                             $11.85877         $7.46780             882
    01/01/2009 to 12/31/2009                              $7.46780         $9.17731          22,545
    01/01/2010 to 12/31/2010                              $9.17731        $10.23286          24,345
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                              $9.92949        $10.44127              42
    01/01/2007 to 12/31/2007                             $10.44127        $10.60602           1,519
    01/01/2008 to 12/31/2008                             $10.60602         $6.48787           2,633
    01/01/2009 to 12/31/2009                              $6.48787         $8.90836           9,900
    01/01/2010 to 12/31/2010                              $8.90836        $10.88622          12,647
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2006* to 12/31/2006                            $10.00024        $10.24522             599
    01/01/2007 to 12/31/2007                             $10.24522        $10.62479           8,468
    01/01/2008 to 12/31/2008                             $10.62479        $10.76754          11,618
    01/01/2009 to 12/31/2009                             $10.76754        $10.67105          28,827
    01/01/2010 to 12/31/2010                             $10.67105        $10.55197          78,762
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $10.03620        $10.19727             601
    01/01/2007 to 12/31/2007                             $10.19727        $10.40039           1,304
    01/01/2008 to 12/31/2008                             $10.40039         $5.93706           1,723
    01/01/2009 to 12/31/2009                              $5.93706         $8.25521          28,304
    01/01/2010 to 12/31/2010                              $8.25521        $10.07406          32,782
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.96545        $10.24038             333
    01/01/2007 to 12/31/2007                             $10.24038        $12.37112           2,067
    01/01/2008 to 12/31/2008                             $12.37112         $6.94901           1,148
    01/01/2009 to 12/31/2009                              $6.94901         $8.91648          18,511
    01/01/2010 to 12/31/2010                              $8.91648        $11.34303          21,749
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.98848         $9.48246             527
    01/01/2007 to 12/31/2007                              $9.48246        $11.12853             706
    01/01/2008 to 12/31/2008                             $11.12853         $6.32187             773
    01/01/2009 to 12/31/2009                              $6.32187         $7.66029          17,132
    01/01/2010 to 12/31/2010                              $7.66029         $9.10804          21,393
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                            $10.10180         $5.58718               0
    01/01/2009 to 12/31/2009                              $5.58718         $9.19764          42,361
    01/01/2010 to 12/31/2010                              $9.19764        $11.11807          56,160
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                              $9.98066        $10.20649           2,158
    01/01/2007 to 12/31/2007                             $10.20649        $10.77589           4,518
    01/01/2008 to 12/31/2008                             $10.77589        $10.77219           5,562
    01/01/2009 to 12/31/2009                             $10.77219        $11.73912          37,295
    01/01/2010 to 12/31/2010                             $11.73912        $12.05817          41,242

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.97171        $10.33968           6,066
    01/01/2007 to 12/31/2007                               $10.33968        $11.07079          13,316
    01/01/2008 to 12/31/2008                               $11.07079        $10.69755          15,912
    01/01/2009 to 12/31/2009                               $10.69755        $12.32370         242,625
    01/01/2010 to 12/31/2010                               $12.32370        $13.12390         355,774
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.97964        $10.45340               0
    01/01/2007 to 12/31/2007                               $10.45340        $11.23495           4,120
    01/01/2008 to 12/31/2008                               $11.23495         $8.94287         159,162
    01/01/2009 to 12/31/2009                                $8.94287        $10.61276         448,927
    01/01/2010 to 12/31/2010                               $10.61276        $11.60130         656,070
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2006 to 12/31/2006                                $9.95129        $10.76892              12
    01/01/2007 to 12/31/2007                               $10.76892        $10.86759             856
    01/01/2008 to 12/31/2008                               $10.86759         $6.58425           1,120
    01/01/2009 to 12/31/2009                                $6.58425         $7.92988           3,297
    01/01/2010 to 12/31/2010                                $7.92988         $9.01948           3,834
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98482        $10.60918             462
    01/01/2007 to 12/31/2007                               $10.60918        $11.42339             462
    01/01/2008 to 12/31/2008                               $11.42339         $7.88383           4,989
    01/01/2009 to 12/31/2009                                $7.88383         $9.93070         201,980
    01/01/2010 to 12/31/2010                                $9.93070        $10.97751         325,157
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.90554         $9.94820              28
    01/01/2007 to 12/31/2007                                $9.94820        $10.53785             176
    01/01/2008 to 12/31/2008                               $10.53785         $6.77186           1,448
    01/01/2009 to 12/31/2009                                $6.77186         $8.96499          14,831
    01/01/2010 to 12/31/2010                                $8.96499        $12.09068          13,324
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                $9.99288        $10.49974             517
    01/01/2007 to 12/31/2007                               $10.49974         $9.79761           2,002
    01/01/2008 to 12/31/2008                                $9.79761         $6.80776           3,182
    01/01/2009 to 12/31/2009                                $6.80776         $8.54762          14,293
    01/01/2010 to 12/31/2010                                $8.54762        $10.64704          18,369
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96859        $10.66736           1,142
    01/01/2007 to 12/31/2007                               $10.66736        $11.21221           1,146
    01/01/2008 to 12/31/2008                               $11.21221         $8.20883          60,351
    01/01/2009 to 12/31/2009                                $8.20883        $10.07444         429,150
    01/01/2010 to 12/31/2010                               $10.07444        $11.10881         616,232
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.99006        $10.33443           2,601
    01/01/2007 to 12/31/2007                               $10.33443        $11.20170           2,616
    01/01/2008 to 12/31/2008                               $11.20170        $10.80461           2,292
    01/01/2009 to 12/31/2009                               $10.80461        $11.97584          26,935
    01/01/2010 to 12/31/2010                               $11.97584        $12.51967          33,454

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                                $9.94058        $10.50381           2,453
    01/01/2007 to 12/31/2007                                $10.50381        $11.23891           4,768
    01/01/2008 to 12/31/2008                                $11.23891         $6.60360           5,359
    01/01/2009 to 12/31/2009                                 $6.60360        $10.01288          42,017
    01/01/2010 to 12/31/2010                                $10.01288        $11.46414          49,802
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                                $10.14791         $9.86307           1,278
    01/01/2007 to 12/31/2007                                 $9.86307        $13.70023           8,015
    01/01/2008 to 12/31/2008                                $13.70023         $6.77408          14,305
    01/01/2009 to 12/31/2009                                 $6.77408        $10.00208          76,768
    01/01/2010 to 12/31/2010                                $10.00208        $11.91091          92,032
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                 $9.94976        $11.05698             623
    01/01/2007 to 12/31/2007                                $11.05698        $11.05953           1,500
    01/01/2008 to 12/31/2008                                $11.05953         $6.85537           1,880
    01/01/2009 to 12/31/2009                                 $6.85537         $8.01495          12,392
    01/01/2010 to 12/31/2010                                 $8.01495         $8.90956          13,643
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99906         $9.98594               0
    01/01/2008 to 12/31/2008                                 $9.98594         $9.35796               0
    01/01/2009 to 12/31/2009                                 $9.35796        $10.32747          84,145
    01/01/2010 to 12/31/2010                                $10.32747        $11.00618         133,754
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07825         $6.66608          17,907
    01/01/2009 to 12/31/2009                                 $6.66608         $8.57160         161,207
    01/01/2010 to 12/31/2010                                 $8.57160         $9.34187         310,539



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.81029          $9.51550        2,585,673
    01/01/2010 to 12/31/2010                             $9.51550         $10.42979        2,528,955
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2009 to 12/31/2009                             $7.81681          $9.66501          405,643
    01/01/2010 to 12/31/2010                             $9.66501         $10.75845          408,031
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $6.79389          $8.61586            6,280
    01/01/2010 to 12/31/2010                             $8.61586          $9.66907            4,063
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2009 to 12/31/2009                             $6.21709          $7.94114              675
    01/01/2010 to 12/31/2010                             $7.94114          $8.80362              945

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2009 to 12/31/2009                                  $6.79111         $8.18418                0
    01/01/2010 to 12/31/2010                                  $8.18418         $9.04440                0
--------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2009 to 12/31/2009                                  $6.85828         $8.48006              955
    01/01/2010 to 12/31/2010                                  $8.48006         $9.45099            1,463
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $8.12556         $9.75872        1,177,713
    01/01/2010 to 12/31/2010                                  $9.75872        $10.72990        1,117,527
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
    05/01/2009 to 12/31/2009                                  $9.67160         $9.34895                0
    01/01/2010 to 12/31/2010                                  $9.34895        $10.12019                0
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    05/01/2009 to 12/31/2009                                 $11.32195        $11.03670           16,371
    01/01/2010 to 12/31/2010                                 $11.03670        $12.01294           17,593
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    05/01/2009 to 12/31/2009                                 $11.28296        $10.90486            1,719
    01/01/2010 to 12/31/2010                                 $10.90486        $11.88816                0
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
    05/01/2009 to 12/31/2009                                  $9.36379         $8.76162                0
    01/01/2010 to 12/31/2010                                  $8.76162         $9.59316           86,467
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
    01/04/2010* to 12/31/2010                                 $9.99767        $10.97418           34,183
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $7.62186         $9.34393        1,812,334
    01/01/2010 to 12/31/2010                                  $9.34393        $10.37074        1,767,556
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $6.75437         $8.29136           20,543
    01/01/2010 to 12/31/2010                                  $8.29136         $9.28112           29,681
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $7.44202         $8.84650           36,583
    01/01/2010 to 12/31/2010                                  $8.84650         $9.69251           46,112
--------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2009 to 12/31/2009                                  $6.83369        $10.31138                0
    01/01/2010 to 12/31/2010                                 $10.31138        $12.99078              504
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2009 to 12/31/2009                                  $7.17846         $9.33599                0
    01/01/2010 to 12/31/2010                                  $9.33599        $12.11421              313
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2009 to 12/31/2009                                  $7.44095         $8.88137           16,736
    01/01/2010 to 12/31/2010                                  $8.88137         $9.85295           18,386
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2009 to 12/31/2009                                  $7.09464         $8.71044          405,249
    01/01/2010 to 12/31/2010                                  $8.71044         $9.75195          412,281
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2009 to 12/31/2009                                  $6.69815         $8.15269          320,913
    01/01/2010 to 12/31/2010                                  $8.15269         $9.49915          335,516
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    05/01/2009 to 12/31/2009                                  $5.70989         $8.06833            1,402
    01/01/2010 to 12/31/2010                                  $8.06833         $9.49404            1,184

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2009 to 12/31/2009                             $8.61870        $11.01183               0
    01/01/2010 to 12/31/2010                            $11.01183        $11.88909             209
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                             $8.51861        $11.41627             427
    01/01/2010 to 12/31/2010                            $11.41627        $13.39182           1,187
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                             $7.38651         $9.46659           1,076
    01/01/2010 to 12/31/2010                             $9.46659        $11.74810             465
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2009 to 12/31/2009                             $8.23996        $10.29318             904
    01/01/2010 to 12/31/2010                            $10.29318        $11.43698           4,162
---------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.23727         $8.82580          12,012
    01/01/2010 to 12/31/2010                             $8.82580         $9.83405          15,656
---------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.75350         $9.17026          43,949
    01/01/2010 to 12/31/2010                             $9.17026        $10.01855          36,638
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2009 to 12/31/2009                             $6.07814         $7.95060               0
    01/01/2010 to 12/31/2010                             $7.95060         $8.91178               0
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2009 to 12/31/2009                             $6.75855         $8.75042             691
    01/01/2010 to 12/31/2010                             $8.75042         $9.51572             263
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2009 to 12/31/2009                             $9.56475        $11.06807         252,584
    01/01/2010 to 12/31/2010                            $11.06807        $11.62819         210,165
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                           $10.08364        $10.28433               0
    01/01/2010 to 12/31/2010                            $10.28433        $11.20726               0
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                           $10.14502        $10.29414               0
    01/01/2010 to 12/31/2010                            $10.29414        $11.46057               0
---------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2009 to 12/31/2009                             $7.77613        $10.43150           1,337
    01/01/2010 to 12/31/2010                            $10.43150        $10.94417           1,763
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                             $6.13017         $7.75509               0
    01/01/2010 to 12/31/2010                             $7.75509         $8.59095               0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2009 to 12/31/2009                             $9.09626        $10.95231               0
    01/01/2010 to 12/31/2010                            $10.95231        $12.16009           5,465
---------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2009 to 12/31/2009                             $7.07656         $8.98924             599
    01/01/2010 to 12/31/2010                             $8.98924        $10.53837             861
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2009 to 12/31/2009                             $8.52874        $11.31440               0
    01/01/2010 to 12/31/2010                            $11.31440        $12.41066             197

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2009 to 12/31/2009                                $8.11993         $9.83697               0
    01/01/2010 to 12/31/2010                                $9.83697        $10.86121               0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                $7.21188         $9.55328             692
    01/01/2010 to 12/31/2010                                $9.55328        $11.56022             263
------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2009 to 12/31/2009                               $10.43295        $10.29201          14,531
    01/01/2010 to 12/31/2010                               $10.29201        $10.07791           1,709
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                $6.82547         $9.23915               0
    01/01/2010 to 12/31/2010                                $9.23915        $11.16454             372
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                $8.60280        $10.65813             594
    01/01/2010 to 12/31/2010                               $10.65813        $13.42615           1,491
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                $6.99840         $8.49810           2,423
    01/01/2010 to 12/31/2010                                $8.49810        $10.00545           1,808
------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    05/01/2009 to 12/31/2009                                $6.16286         $9.06699             475
    01/01/2010 to 12/31/2010                                $9.06699        $10.85299           1,391
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2009 to 12/31/2009                               $10.83850        $11.37025               0
    01/01/2010 to 12/31/2010                               $11.37025        $11.56490           5,769
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2009 to 12/31/2009                               $10.73963        $11.88583           3,056
    01/01/2010 to 12/31/2010                               $11.88583        $12.53367          11,998
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                $9.02684        $10.45297         454,267
    01/01/2010 to 12/31/2010                               $10.45297        $11.31482         415,615
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2009 to 12/31/2009                                $6.42608         $8.16461               0
    01/01/2010 to 12/31/2010                                $8.16461         $9.19572             623
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2009 to 12/31/2009                                $8.16284        $10.02627          46,245
    01/01/2010 to 12/31/2010                               $10.02627        $10.97475          47,685
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                $6.58987         $8.64603             263
    01/01/2010 to 12/31/2010                                $8.64603        $11.54673             207
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                $7.59461         $9.85035             229
    01/01/2010 to 12/31/2010                                $9.85035        $12.14978             417
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                $8.61061        $10.41585         227,995
    01/01/2010 to 12/31/2010                               $10.41585        $11.37298         263,450
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2009 to 12/31/2009                                $9.94104        $11.01755           1,252
    01/01/2010 to 12/31/2010                               $11.01755        $11.40516           5,304
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                $7.33023         $9.65708               0
    01/01/2010 to 12/31/2010                                $9.65708        $10.94866               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2009 to 12/31/2009                                 $9.78154        $13.05802             414
    01/01/2010 to 12/31/2010                                $13.05802        $15.39811           1,941
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                 $7.08739         $8.95107               0
    01/01/2010 to 12/31/2010                                 $8.95107         $9.85304               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    05/01/2009 to 12/31/2009                                 $9.39406        $10.11398               0
    01/01/2010 to 12/31/2010                                $10.11398        $10.67324           5,081
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2009 to 12/31/2009                                 $6.62234         $8.43190          32,302
    01/01/2010 to 12/31/2010                                 $8.43190         $9.09971          46,682



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97023        $10.55993              913
    01/01/2007 to 12/31/2007                             $10.55993        $11.36107          100,987
    01/01/2008 to 12/31/2008                             $11.36107         $7.63028          267,837
    01/01/2009 to 12/31/2009                              $7.63028         $9.34859        1,448,844
    01/01/2010 to 12/31/2010                              $9.34859        $10.31243        1,890,984
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                              $9.98895        $10.50357                0
    01/01/2007 to 12/31/2007                             $10.50357        $11.33129           28,359
    01/01/2008 to 12/31/2008                             $11.33129         $7.83651          410,795
    01/01/2009 to 12/31/2009                              $7.83651         $9.74357        1,065,251
    01/01/2010 to 12/31/2010                              $9.74357        $10.91538        1,244,044
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97087        $10.66494                0
    01/01/2007 to 12/31/2007                             $10.66494        $11.51085                0
    01/01/2008 to 12/31/2008                             $11.51085         $6.54040            1,591
    01/01/2009 to 12/31/2009                              $6.54040         $8.27579          106,324
    01/01/2010 to 12/31/2010                              $8.27579         $9.34687          123,298
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                              $9.95062        $11.08451            2,382
    01/01/2007 to 12/31/2007                             $11.08451        $10.53044            3,260
    01/01/2008 to 12/31/2008                             $10.53044         $6.02931            3,209
    01/01/2009 to 12/31/2009                              $6.02931         $7.35383           93,406
    01/01/2010 to 12/31/2010                              $7.35383         $8.20464          135,622

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                           $9.96074        $11.04934                0
    01/01/2007 to 12/31/2007                          $11.04934        $11.44345            6,599
    01/01/2008 to 12/31/2008                          $11.44345         $6.68664            7,508
    01/01/2009 to 12/31/2009                           $6.68664         $7.85195           61,439
    01/01/2010 to 12/31/2010                           $7.85195         $8.73274           90,040
-------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                           $9.98458        $11.03890                0
    01/01/2007 to 12/31/2007                          $11.03890        $10.86336                0
    01/01/2008 to 12/31/2008                          $10.86336         $6.98402            4,142
    01/01/2009 to 12/31/2009                           $6.98402         $8.10380           72,171
    01/01/2010 to 12/31/2010                           $8.10380         $9.08951           88,602
-------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                           $9.97964        $10.51630            1,514
    01/01/2007 to 12/31/2007                          $10.51630        $11.30038           41,664
    01/01/2008 to 12/31/2008                          $11.30038         $7.93788          297,217
    01/01/2009 to 12/31/2009                           $7.93788         $9.64261        2,080,381
    01/01/2010 to 12/31/2010                           $9.64261        $10.66999        3,078,933
-------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                           $9.97994        $10.61841                0
    01/01/2007 to 12/31/2007                          $10.61841        $11.47849            5,082
    01/01/2008 to 12/31/2008                          $11.47849         $7.35768          104,972
    01/01/2009 to 12/31/2009                           $7.35768         $9.08512        1,391,280
    01/01/2010 to 12/31/2010                           $9.08512        $10.14802        1,949,878
-------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                         $10.09932         $6.70558           31,267
    01/01/2009 to 12/31/2009                           $6.70558         $8.38031          510,348
    01/01/2010 to 12/31/2010                           $8.38031         $9.44069          604,808
-------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                         $10.08114         $7.35525            6,399
    01/01/2009 to 12/31/2009                           $7.35525         $8.94137          710,037
    01/01/2010 to 12/31/2010                           $8.94137         $9.85912          876,483
-------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                           $9.88721        $12.13324              166
    01/01/2007 to 12/31/2007                          $12.13324         $9.56982              166
    01/01/2008 to 12/31/2008                           $9.56982         $6.12347              488
    01/01/2009 to 12/31/2009                           $6.12347         $7.95926           48,134
    01/01/2010 to 12/31/2010                           $7.95926        $10.09166           49,938
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                           $9.98305        $10.46876                0
    01/01/2007 to 12/31/2007                          $10.46876         $8.48077                0
    01/01/2008 to 07/18/2008                           $8.48077         $7.77774                0
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                           $9.99878         $9.96119              200
    01/01/2007 to 12/31/2007                           $9.96119        $10.91355              200
    01/01/2008 to 12/31/2008                          $10.91355         $6.01124            2,171
    01/01/2009 to 12/31/2009                           $6.01124         $7.85687           28,473
    01/01/2010 to 12/31/2010                           $7.85687        $10.26015           34,068

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2008* to 12/31/2008                                $10.10365         $7.51563           10,741
    01/01/2009 to 12/31/2009                                  $7.51563         $8.97650           94,153
    01/01/2010 to 12/31/2010                                  $8.97650        $10.02218          105,837
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                  $9.99878        $10.53957              605
    01/01/2007 to 12/31/2007                                 $10.53957        $11.27155              934
    01/01/2008 to 12/31/2008                                 $11.27155         $7.27517           69,413
    01/01/2009 to 12/31/2009                                  $7.27517         $8.87719          332,623
    01/01/2010 to 12/31/2010                                  $8.87719        $10.00230          474,324
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                  $9.99878        $10.31835              963
    01/01/2007 to 12/31/2007                                 $10.31835        $11.32572            1,992
    01/01/2008 to 12/31/2008                                 $11.32572         $6.61574           43,302
    01/01/2009 to 12/31/2009                                  $6.61574         $8.21100          649,862
    01/01/2010 to 12/31/2010                                  $8.21100         $9.62824        1,024,195
--------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                 $9.99878         $7.47907            7,132
    01/01/2009 to 11/13/2009                                  $7.47907         $8.37764                0
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17546         $6.11844                0
    01/01/2009 to 12/31/2009                                  $6.11844         $8.14381           25,045
    01/01/2010 to 12/31/2010                                  $8.14381         $9.64413           35,409
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.93514        $10.26599            1,730
    01/01/2007 to 12/31/2007                                 $10.26599        $11.52872            1,734
    01/01/2008 to 12/31/2008                                 $11.52872         $6.78433            3,944
    01/01/2009 to 12/31/2009                                  $6.78433         $9.98592           70,769
    01/01/2010 to 12/31/2010                                  $9.98592        $10.85057           99,315
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.95813         $9.88034              571
    01/01/2007 to 12/31/2007                                  $9.88034        $11.61687              772
    01/01/2008 to 12/31/2008                                 $11.61687         $6.77623            8,178
    01/01/2009 to 12/31/2009                                  $6.77623        $10.48781           76,995
    01/01/2010 to 12/31/2010                                 $10.48781        $12.38123          102,984
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                                $10.03366         $7.64561            2,423
    01/01/2009 to 12/31/2009                                  $7.64561         $9.55496           54,289
    01/01/2010 to 12/31/2010                                  $9.55496        $11.93357           60,770
--------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                                  $9.99878        $10.57993            1,007
    01/01/2007 to 12/31/2007                                 $10.57993        $10.68144            1,006
    01/01/2008 to 12/31/2008                                 $10.68144         $7.83540            2,299
    01/01/2009 to 12/31/2009                                  $7.83540        $10.46419           37,304
    01/01/2010 to 12/31/2010                                 $10.46419        $11.70145           43,867
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                                $10.11184         $7.14813            7,915
    01/01/2009 to 12/31/2009                                  $7.14813         $8.92055          202,187
    01/01/2010 to 12/31/2010                                  $8.92055        $10.00306          337,015

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                           $10.08932         $7.62474          22,897
    01/01/2009 to 12/31/2009                             $7.62474         $9.26866         380,849
    01/01/2010 to 12/31/2010                             $9.26866        $10.19072         594,281
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99230        $10.61918             140
    01/01/2007 to 12/31/2007                            $10.61918        $12.45473           1,521
    01/01/2008 to 12/31/2008                            $12.45473         $6.10680           5,941
    01/01/2009 to 12/31/2009                             $6.10680         $8.13975          46,764
    01/01/2010 to 12/31/2010                             $8.13975         $9.18212          64,939
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2006* to 12/31/2006                           $10.01044        $10.88251             797
    01/01/2007 to 12/31/2007                            $10.88251        $12.62967           2,265
    01/01/2008 to 12/31/2008                            $12.62967         $6.96767           4,797
    01/01/2009 to 12/31/2009                             $6.96767         $8.95840          40,435
    01/01/2010 to 12/31/2010                             $8.95840         $9.80419          48,810
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2006 to 12/31/2006                             $9.96743        $10.55233               0
    01/01/2007 to 12/31/2007                            $10.55233        $10.59752           3,823
    01/01/2008 to 12/31/2008                            $10.59752         $8.60156         192,421
    01/01/2009 to 12/31/2009                             $8.60156        $10.34049         560,319
    01/01/2010 to 12/31/2010                            $10.34049        $10.93339         630,666
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                           $10.08417        $10.29296             207
    01/01/2010 to 12/31/2010                            $10.29296        $11.28842           7,330
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                           $10.14555        $10.30277           2,881
    01/01/2010 to 12/31/2010                            $10.30277        $11.54366           7,672
---------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                             $9.99878        $10.59589           2,132
    01/01/2007 to 12/31/2007                            $10.59589        $11.42390           4,147
    01/01/2008 to 12/31/2008                            $11.42390         $6.59757           6,402
    01/01/2009 to 12/31/2009                             $6.59757         $8.83238         122,682
    01/01/2010 to 12/31/2010                             $8.83238         $9.32582         180,517
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $9.96010        $11.02741               0
    01/01/2007 to 12/31/2007                            $11.02741        $10.53913               0
    01/01/2008 to 12/31/2008                            $10.53913         $6.07526           3,266
    01/01/2009 to 12/31/2009                             $6.07526         $7.14882          25,743
    01/01/2010 to 12/31/2010                             $7.14882         $7.97004          23,706
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                             $9.99878        $10.49407           1,870
    01/01/2007 to 12/31/2007                            $10.49407        $10.96754           1,870
    01/01/2008 to 12/31/2008                            $10.96754         $8.29284           4,561
    01/01/2009 to 12/31/2009                             $8.29284        $10.99748          69,598
    01/01/2010 to 12/31/2010                            $10.99748        $12.28850          80,048

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.94825        $10.23084             291
    01/01/2007 to 12/31/2007                             $10.23084        $11.58722           5,356
    01/01/2008 to 12/31/2008                             $11.58722         $6.43168          14,029
    01/01/2009 to 12/31/2009                              $6.43168         $8.22245         110,045
    01/01/2010 to 12/31/2010                              $8.22245         $9.70112         123,126
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                              $9.96031        $11.11912               0
    01/01/2007 to 12/31/2007                             $11.11912        $11.98384               0
    01/01/2008 to 12/31/2008                             $11.98384         $7.79348             450
    01/01/2009 to 12/31/2009                              $7.79348        $10.09751          37,756
    01/01/2010 to 12/31/2010                             $10.09751        $11.14683          52,527
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.93189        $10.39722               0
    01/01/2007 to 12/31/2007                             $10.39722        $11.79034               0
    01/01/2008 to 12/31/2008                             $11.79034         $7.39900             924
    01/01/2009 to 12/31/2009                              $7.39900         $9.06133          23,462
    01/01/2010 to 12/31/2010                              $9.06133        $10.06879          30,167
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                              $9.92921        $10.41714               0
    01/01/2007 to 12/31/2007                             $10.41714        $10.54484             189
    01/01/2008 to 12/31/2008                             $10.54484         $6.42811           1,781
    01/01/2009 to 12/31/2009                              $6.42811         $8.79579          36,001
    01/01/2010 to 12/31/2010                              $8.79579        $10.71178          40,534
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2006* to 12/31/2006                             $9.99995        $10.22148             482
    01/01/2007 to 12/31/2007                             $10.22148        $10.56348          11,263
    01/01/2008 to 12/31/2008                             $10.56348        $10.66843          98,329
    01/01/2009 to 12/31/2009                             $10.66843        $10.53641         165,957
    01/01/2010 to 12/31/2010                             $10.53641        $10.38330         153,374
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $10.03591        $10.17364           3,268
    01/01/2007 to 12/31/2007                             $10.17364        $10.34028           3,268
    01/01/2008 to 12/31/2008                             $10.34028         $5.88237           4,751
    01/01/2009 to 12/31/2009                              $5.88237         $8.15096          47,142
    01/01/2010 to 12/31/2010                              $8.15096         $9.91264          61,138
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.96516        $10.21663             640
    01/01/2007 to 12/31/2007                             $10.21663        $12.29972             640
    01/01/2008 to 12/31/2008                             $12.29972         $6.88496           1,416
    01/01/2009 to 12/31/2009                              $6.88496         $8.80389          30,700
    01/01/2010 to 12/31/2010                              $8.80389        $11.16124          41,167
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.98819         $9.46047               0
    01/01/2007 to 12/31/2007                              $9.46047        $11.06423               0
    01/01/2008 to 12/31/2008                             $11.06423         $6.26360               0
    01/01/2009 to 12/31/2009                              $6.26360         $7.56354          58,111
    01/01/2010 to 12/31/2010                              $7.56354         $8.96219          69,168
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                            $10.10152         $5.57838             676
    01/01/2009 to 12/31/2009                              $5.57838         $9.15161          95,127
    01/01/2010 to 12/31/2010                              $9.15161        $11.02430         157,294

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98038        $10.18291              822
    01/01/2007 to 12/31/2007                               $10.18291        $10.71370            3,817
    01/01/2008 to 12/31/2008                               $10.71370        $10.67302           12,467
    01/01/2009 to 12/31/2009                               $10.67302        $11.59095           65,950
    01/01/2010 to 12/31/2010                               $11.59095        $11.86479          101,552
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.97143        $10.31569            2,360
    01/01/2007 to 12/31/2007                               $10.31569        $11.00674            6,818
    01/01/2008 to 12/31/2008                               $11.00674        $10.59906           59,422
    01/01/2009 to 12/31/2009                               $10.59906        $12.16820          657,223
    01/01/2010 to 12/31/2010                               $12.16820        $12.91362          882,950
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.97936        $10.42920                0
    01/01/2007 to 12/31/2007                               $10.42920        $11.17019                0
    01/01/2008 to 12/31/2008                               $11.17019         $8.86059          102,585
    01/01/2009 to 12/31/2009                                $8.86059        $10.47883        1,259,108
    01/01/2010 to 12/31/2010                               $10.47883        $11.41546        1,554,207
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2006 to 12/31/2006                                $9.95101        $10.74401            1,493
    01/01/2007 to 12/31/2007                               $10.74401        $10.80475            8,072
    01/01/2008 to 12/31/2008                               $10.80475         $6.52358            8,068
    01/01/2009 to 12/31/2009                                $6.52358         $7.82975           14,358
    01/01/2010 to 12/31/2010                                $7.82975         $8.87493           17,621
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98453        $10.58459                0
    01/01/2007 to 12/31/2007                               $10.58459        $11.35743                0
    01/01/2008 to 12/31/2008                               $11.35743         $7.81125           38,731
    01/01/2009 to 12/31/2009                                $7.81125         $9.80559          324,820
    01/01/2010 to 12/31/2010                                $9.80559        $10.80184          483,337
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.90526         $9.92515                0
    01/01/2007 to 12/31/2007                                $9.92515        $10.47696                0
    01/01/2008 to 12/31/2008                               $10.47696         $6.70943              705
    01/01/2009 to 12/31/2009                                $6.70943         $8.85160           23,551
    01/01/2010 to 12/31/2010                                $8.85160        $11.89669           26,640
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                $9.99260        $10.47538            1,901
    01/01/2007 to 12/31/2007                               $10.47538         $9.74092            1,901
    01/01/2008 to 12/31/2008                                $9.74092         $6.74497            4,783
    01/01/2009 to 12/31/2009                                $6.74497         $8.43952           13,998
    01/01/2010 to 12/31/2010                                $8.43952        $10.47614           15,772
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96831        $10.64270                0
    01/01/2007 to 12/31/2007                               $10.64270        $11.14764            1,698
    01/01/2008 to 12/31/2008                               $11.14764         $8.13342          143,354
    01/01/2009 to 12/31/2009                                $8.13342         $9.94750        1,082,792
    01/01/2010 to 12/31/2010                                $9.94750        $10.93099        1,384,417

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                 $9.98978        $10.31053              766
    01/01/2007 to 12/31/2007                                $10.31053        $11.13724              766
    01/01/2008 to 12/31/2008                                $11.13724        $10.70540           24,075
    01/01/2009 to 12/31/2009                                $10.70540        $11.82496           52,543
    01/01/2010 to 12/31/2010                                $11.82496        $12.31945           62,326
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                                $9.94030        $10.47951                0
    01/01/2007 to 12/31/2007                                $10.47951        $11.17409              477
    01/01/2008 to 12/31/2008                                $11.17409         $6.54278              426
    01/01/2009 to 12/31/2009                                 $6.54278         $9.88646           78,202
    01/01/2010 to 12/31/2010                                 $9.88646        $11.28037          103,537
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                                $10.14763         $9.84020              362
    01/01/2007 to 12/31/2007                                 $9.84020        $13.62127              362
    01/01/2008 to 12/31/2008                                $13.62127         $6.71168            9,644
    01/01/2009 to 12/31/2009                                 $6.71168         $9.87571           98,844
    01/01/2010 to 12/31/2010                                 $9.87571        $11.71991          142,687
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                 $9.94947        $11.03138                0
    01/01/2007 to 12/31/2007                                $11.03138        $10.99566                0
    01/01/2008 to 12/31/2008                                $10.99566         $6.79217            2,459
    01/01/2009 to 12/31/2009                                 $6.79217         $7.91375            7,430
    01/01/2010 to 12/31/2010                                 $7.91375         $8.76694            8,147
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99878         $9.98165                0
    01/01/2008 to 12/31/2008                                 $9.98165         $9.32157            6,113
    01/01/2009 to 12/31/2009                                 $9.32157        $10.25191          176,679
    01/01/2010 to 12/31/2010                                $10.25191        $10.88804          214,187
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07816         $6.65060          189,020
    01/01/2009 to 12/31/2009                                 $6.65060         $8.52218        1,040,630
    01/01/2010 to 12/31/2010                                 $8.52218         $9.25603        1,340,982
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    05/01/2008* to 12/31/2008                               $10.08904         $7.68003                0
    01/01/2009 to 12/31/2009                                 $7.68003         $9.19832           26,348
    01/01/2010 to 12/31/2010                                 $9.19832        $10.63581           29,498
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    05/01/2008* to 12/31/2008                               $10.26805         $7.05026                0
    01/01/2009 to 12/31/2009                                 $7.05026         $9.08577           26,190
    01/01/2010 to 12/31/2010                                 $9.08577        $10.86622           29,590
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    05/01/2008* to 12/31/2008                               $10.38575         $5.27796                0
    01/01/2009 to 12/31/2009                                 $5.27796         $5.98047           62,171
    01/01/2010 to 12/31/2010                                 $5.98047         $6.53605           76,969
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    05/01/2008* to 12/31/2008                               $10.15197         $8.34544                0
    01/01/2009 to 12/31/2009                                 $8.34544         $9.82996           31,881
    01/01/2010 to 12/31/2010                                 $9.82996         $9.96007           37,474

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
ProFund VP Industrials
    05/01/2008* to 12/31/2008          $10.16548         $6.10367           1,039
    01/01/2009 to 12/31/2009            $6.10367         $7.46270          40,736
    01/01/2010 to 12/31/2010            $7.46270         $9.09853          39,954
----------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    05/01/2008* to 12/31/2008          $10.11070         $6.72390               0
    01/01/2009 to 12/31/2009            $6.72390         $8.59420           3,453
    01/01/2010 to 12/31/2010            $8.59420         $9.58358           1,714
----------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    05/01/2008* to 12/31/2008          $10.24148         $6.27860               0
    01/01/2009 to 12/31/2009            $6.27860         $7.38987          15,062
    01/01/2010 to 12/31/2010            $7.38987         $8.21947          16,965
----------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    05/01/2008* to 12/31/2008          $10.07248         $6.20659               0
    01/01/2009 to 12/31/2009            $6.20659         $8.45797           6,364
    01/01/2010 to 12/31/2010            $8.45797        $10.70104           7,753
----------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    05/01/2008* to 12/31/2008          $10.18846         $6.47129               0
    01/01/2009 to 12/31/2009            $6.47129         $8.34400          10,224
    01/01/2010 to 12/31/2010            $8.34400         $9.90192           7,138
----------------------------------------------------------------------------------------
ProFund VP Real Estate
    05/01/2008* to 12/31/2008          $10.25896         $5.52429               0
    01/01/2009 to 12/31/2009            $5.52429         $6.96107          16,922
    01/01/2010 to 12/31/2010            $6.96107         $8.55164          14,484
----------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    05/01/2008* to 12/31/2008          $10.11361         $6.81715               0
    01/01/2009 to 12/31/2009            $6.81715         $8.47414           4,073
    01/01/2010 to 12/31/2010            $8.47414        $10.49669           2,676
----------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    05/01/2008* to 12/31/2008          $10.22860         $7.18696               0
    01/01/2009 to 12/31/2009            $7.18696         $8.52534           2,382
    01/01/2010 to 12/31/2010            $8.52534        $10.25585           2,399
----------------------------------------------------------------------------------------
ProFund VP Telecommunications
    05/01/2008* to 12/31/2008          $10.27818         $7.27660               0
    01/01/2009 to 12/31/2009            $7.27660         $7.69379          28,718
    01/01/2010 to 12/31/2010            $7.69379         $8.76916          27,946
----------------------------------------------------------------------------------------
ProFund VP Utilities
    05/01/2008* to 12/31/2008          $10.09863         $7.22327               0
    01/01/2009 to 12/31/2009            $7.22327         $7.88054          21,324
    01/01/2010 to 12/31/2010            $7.88054         $8.22610          28,051



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.71963          $9.38359          13,262
    01/01/2010 to 12/31/2010                             $9.38359         $10.25009          25,008
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2009 to 12/31/2009                             $7.73361          $9.54044           6,068
    01/01/2010 to 12/31/2010                             $9.54044         $10.58362          18,070
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $6.71485          $8.49624               0
    01/01/2010 to 12/31/2010                             $8.49624          $9.50233               0
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2009 to 12/31/2009                             $6.12943          $7.81132               0
    01/01/2010 to 12/31/2010                             $7.81132          $8.63030               0
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2009 to 12/31/2009                             $6.69559          $8.05054               0
    01/01/2010 to 12/31/2010                             $8.05054          $8.86643               0
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2009 to 12/31/2009                             $6.76183          $8.34169           2,949
    01/01/2010 to 12/31/2010                             $8.34169          $9.26519           2,483
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $8.03119          $9.62343               0
    01/01/2010 to 12/31/2010                             $9.62343         $10.54493               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
    05/01/2009* to 12/31/2009                            $9.93810          $9.58471               0
    01/01/2010 to 12/31/2010                             $9.58471         $10.33999               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    05/01/2009* to 12/31/2009                            $9.92253          $9.65049               0
    01/01/2010 to 12/31/2010                             $9.65049         $10.46822               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    05/01/2009* to 12/31/2009                            $9.90531          $9.55139               0
    01/01/2010 to 12/31/2010                             $9.55139         $10.37716               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
    05/01/2009* to 12/31/2009                            $9.88402          $9.22726               0
    01/01/2010 to 12/31/2010                             $9.22726         $10.06858           4,651
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
    01/04/2010* to 12/31/2010                            $9.99729         $10.93667          41,973
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.53333          $9.21444          13,081
    01/01/2010 to 12/31/2010                             $9.21444         $10.19226          14,280
----------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $6.73117          $8.24406           4,713
    01/01/2010 to 12/31/2010                             $8.24406          $9.19665           3,364
----------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $7.41644          $8.79604           6,371
    01/01/2010 to 12/31/2010                             $8.79604          $9.60436          19,639

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2009 to 12/31/2009                                  $6.73751        $10.14313              0
    01/01/2010 to 12/31/2010                                 $10.14313        $12.73524              0
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2009 to 12/31/2009                                  $7.07749         $9.18366              0
    01/01/2010 to 12/31/2010                                  $9.18366        $11.87580              0
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2009 to 12/31/2009                                  $7.41541         $8.83071              0
    01/01/2010 to 12/31/2010                                  $8.83071         $9.76325              0
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2009 to 12/31/2009                                  $7.01917         $8.59819              0
    01/01/2010 to 12/31/2010                                  $8.59819         $9.59345              0
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2009 to 12/31/2009                                  $6.62687         $8.04752            647
    01/01/2010 to 12/31/2010                                  $8.04752         $9.34472            772
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    05/01/2009 to 12/31/2009                                  $5.69443         $8.02826          3,136
    01/01/2010 to 12/31/2010                                  $8.02826         $9.41466          2,640
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2009 to 12/31/2009                                  $8.49733        $10.83207              0
    01/01/2010 to 12/31/2010                                 $10.83207        $11.65516              0
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                  $8.39860        $11.22967          2,350
    01/01/2010 to 12/31/2010                                 $11.22967        $13.12804          1,978
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                  $7.36658         $9.41935              0
    01/01/2010 to 12/31/2010                                  $9.41935        $11.64951              0
--------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2009 to 12/31/2009                                  $8.12412        $10.12539          1,248
    01/01/2010 to 12/31/2010                                 $10.12539        $11.21213          1,050
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $7.21247         $8.77545              0
    01/01/2010 to 12/31/2010                                  $8.77545         $9.74444              0
--------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                  $7.72690         $9.11799              0
    01/01/2010 to 12/31/2010                                  $9.11799         $9.92751              0
--------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2009 to 12/31/2009                                  $4.86152         $6.34471              0
    01/01/2010 to 12/31/2010                                  $6.34471         $7.08742              0
--------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2009 to 12/31/2009                                  $5.33765         $6.89499              0
    01/01/2010 to 12/31/2010                                  $6.89499         $7.47239              0
--------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2009 to 12/31/2009                                  $9.43014        $10.88748            475
    01/01/2010 to 12/31/2010                                 $10.88748        $11.39938            569
--------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                                $10.08336        $10.27972              0
    01/01/2010 to 12/31/2010                                 $10.27972        $11.16403              0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                            $10.14474        $10.28954              0
    01/01/2010 to 12/31/2010                             $10.28954        $11.41640              0
----------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2009 to 12/31/2009                              $7.66669        $10.26124              0
    01/01/2010 to 12/31/2010                             $10.26124        $10.72881              0
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                              $6.04387         $7.62852              0
    01/01/2010 to 12/31/2010                              $7.62852         $8.42193              0
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2009 to 12/31/2009                              $8.96824        $10.77353              0
    01/01/2010 to 12/31/2010                             $10.77353        $11.92085              0
----------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2009 to 12/31/2009                              $6.97687         $8.84236              0
    01/01/2010 to 12/31/2010                              $8.84236        $10.33079              0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2009 to 12/31/2009                              $8.40864        $11.12969              0
    01/01/2010 to 12/31/2010                             $11.12969        $12.16648              0
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2009 to 12/31/2009                              $8.00573         $9.67651              0
    01/01/2010 to 12/31/2010                              $9.67651        $10.64743              0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                              $7.11051         $9.39751              0
    01/01/2010 to 12/31/2010                              $9.39751        $11.33295              0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2009 to 12/31/2009                              $9.95985         $9.80318              0
    01/01/2010 to 12/31/2010                              $9.80318         $9.56649              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                              $6.72941         $9.08838              0
    01/01/2010 to 12/31/2010                              $9.08838        $10.94487              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                              $8.48151        $10.48396              0
    01/01/2010 to 12/31/2010                             $10.48396        $13.16163              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                              $6.89990         $8.35938          1,535
    01/01/2010 to 12/31/2010                              $8.35938         $9.80850          1,292
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    05/01/2009 to 12/31/2009                              $6.14613         $9.02175          2,854
    01/01/2010 to 12/31/2010                              $9.02175        $10.76214          2,403
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2009 to 12/31/2009                             $10.68559        $11.18421              0
    01/01/2010 to 12/31/2010                             $11.18421        $11.33692              0
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2009 to 12/31/2009                              $9.92369        $10.95780              0
    01/01/2010 to 12/31/2010                             $10.95780        $11.51563              0
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                              $8.92202        $10.30799          1,144
    01/01/2010 to 12/31/2010                             $10.30799        $11.11975          1,359
----------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2009 to 12/31/2009                              $6.33555         $8.03123              0
    01/01/2010 to 12/31/2010                              $8.03123         $9.01452              0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2009 to 12/31/2009                                 $8.04810         $9.86284             536
    01/01/2010 to 12/31/2010                                 $9.86284        $10.75895           3,975
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                 $6.43257         $8.42038               0
    01/01/2010 to 12/31/2010                                 $8.42038        $11.20681               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                 $7.48765         $9.68953               0
    01/01/2010 to 12/31/2010                                 $9.68953        $11.91066               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                 $8.48946        $10.24587           6,292
    01/01/2010 to 12/31/2010                                $10.24587        $11.14913          17,864
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2009 to 12/31/2009                                 $9.80118        $10.83780               0
    01/01/2010 to 12/31/2010                                $10.83780        $11.18072               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                 $6.57703         $8.64499               0
    01/01/2010 to 12/31/2010                                 $8.64499         $9.76777               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2009 to 12/31/2009                                 $9.64393        $12.84502               0
    01/01/2010 to 12/31/2010                                $12.84502        $15.09525               0
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                 $6.98769         $8.80491               0
    01/01/2010 to 12/31/2010                                 $8.80491         $9.65916               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    05/01/2009 to 12/31/2009                                 $9.34743        $10.04074               0
    01/01/2010 to 12/31/2010                                $10.04074        $10.55981               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2009 to 12/31/2009                                 $6.59962         $8.38377               0
    01/01/2010 to 12/31/2010                                 $8.38377         $9.01699               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    05/01/2009 to 12/31/2009                                 $7.23821         $9.04891               0
    01/01/2010 to 12/31/2010                                 $9.04891        $10.36114               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    05/01/2009 to 12/31/2009                                 $7.24648         $8.93814               0
    01/01/2010 to 12/31/2010                                 $8.93814        $10.58556               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    05/01/2009 to 12/31/2009                                 $4.49970         $5.88283               0
    01/01/2010 to 12/31/2010                                 $5.88283         $6.36668               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    05/01/2009 to 12/31/2009                                 $7.56425         $9.67034               0
    01/01/2010 to 12/31/2010                                 $9.67034         $9.70289               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Industrials
    05/01/2009 to 12/31/2009                                 $5.82245         $7.34128               0
    01/01/2010 to 12/31/2010                                 $7.34128         $8.86338               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    05/01/2009 to 12/31/2009                                 $6.74965         $8.45456               0
    01/01/2010 to 12/31/2010                                 $8.45456         $9.33599               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    05/01/2009 to 12/31/2009                                 $5.75866         $7.26970               0
    01/01/2010 to 12/31/2010                                 $7.26970         $8.00701               0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    05/01/2009 to 12/31/2009          $6.58198          $8.32036            0
    01/01/2010 to 12/31/2010          $8.32036         $10.42441            0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    05/01/2009 to 12/31/2009          $6.39121          $8.20817            0
    01/01/2010 to 12/31/2010          $8.20817          $9.64585            0
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    05/01/2009 to 12/31/2009          $4.70504          $6.84754            0
    01/01/2010 to 12/31/2010          $6.84754          $8.33018            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    05/01/2009 to 12/31/2009          $6.64794          $8.33620            0
    01/01/2010 to 12/31/2010          $8.33620         $10.22521            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    05/01/2009 to 12/31/2009          $6.75047          $8.38674            0
    01/01/2010 to 12/31/2010          $8.38674          $9.99076            0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    05/01/2009 to 12/31/2009          $6.98950          $7.56881            0
    01/01/2010 to 12/31/2010          $7.56881          $8.54253            0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    05/01/2009 to 12/31/2009          $6.49044          $7.75237            0
    01/01/2010 to 12/31/2010          $7.75237          $8.01335            0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97019        $10.55642          123,349
    01/01/2007 to 12/31/2007                             $10.55642        $11.35167          369,690
    01/01/2008 to 12/31/2008                             $11.35167         $7.62021          695,199
    01/01/2009 to 12/31/2009                              $7.62021         $9.33172        2,150,966
    01/01/2010 to 12/31/2010                              $9.33172        $10.28882        2,575,846
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                              $9.98891        $10.50011            5,564
    01/01/2007 to 12/31/2007                             $10.50011        $11.32196           43,349
    01/01/2008 to 12/31/2008                             $11.32196         $7.82619          205,913
    01/01/2009 to 12/31/2009                              $7.82619         $9.72595          713,971
    01/01/2010 to 12/31/2010                              $9.72595        $10.89021          874,964
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                              $9.97083        $10.66139           54,966
    01/01/2007 to 12/31/2007                             $10.66139        $11.50135          104,742
    01/01/2008 to 12/31/2008                             $11.50135         $6.53179          100,574
    01/01/2009 to 12/31/2009                              $6.53179         $8.26091          194,411
    01/01/2010 to 12/31/2010                              $8.26091         $9.32545          210,936

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                           $9.95058        $11.08082            1,191
    01/01/2007 to 12/31/2007                          $11.08082        $10.52167           16,298
    01/01/2008 to 12/31/2008                          $10.52167         $6.02125           19,069
    01/01/2009 to 12/31/2009                           $6.02125         $7.34030           79,459
    01/01/2010 to 12/31/2010                           $7.34030         $8.18554          107,239
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                           $9.96069        $11.04566            2,860
    01/01/2007 to 12/31/2007                          $11.04566        $11.43381            8,404
    01/01/2008 to 12/31/2008                          $11.43381         $6.67776           18,344
    01/01/2009 to 12/31/2009                           $6.67776         $7.83769           57,631
    01/01/2010 to 12/31/2010                           $7.83769         $8.71263           77,727
-------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                           $9.98454        $11.03528            7,764
    01/01/2007 to 12/31/2007                          $11.03528        $10.85441           10,242
    01/01/2008 to 12/31/2008                          $10.85441         $6.97484            6,938
    01/01/2009 to 12/31/2009                           $6.97484         $8.08917           43,136
    01/01/2010 to 12/31/2010                           $8.08917         $9.06867           66,566
-------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                           $9.97960        $10.51282           44,997
    01/01/2007 to 12/31/2007                          $10.51282        $11.29102          128,575
    01/01/2008 to 12/31/2008                          $11.29102         $7.92738          621,007
    01/01/2009 to 12/31/2009                           $7.92738         $9.62505        3,063,742
    01/01/2010 to 12/31/2010                           $9.62505        $10.64526        3,682,992
-------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                           $9.97990        $10.61483           59,043
    01/01/2007 to 12/31/2007                          $10.61483        $11.46891          274,954
    01/01/2008 to 12/31/2008                          $11.46891         $7.34781          407,004
    01/01/2009 to 12/31/2009                           $7.34781         $9.06844        2,083,500
    01/01/2010 to 12/31/2010                           $9.06844        $10.12452        2,802,840
-------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                         $10.09931         $6.70326           37,290
    01/01/2009 to 12/31/2009                           $6.70326         $8.37330          370,215
    01/01/2010 to 12/31/2010                           $8.37330         $9.42811          570,272
-------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                         $10.08113         $7.35283           68,896
    01/01/2009 to 12/31/2009                           $7.35283         $8.93400          536,030
    01/01/2010 to 12/31/2010                           $8.93400         $9.84613          831,731
-------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                           $9.88717        $12.12913            3,923
    01/01/2007 to 12/31/2007                          $12.12913         $9.56185           13,003
    01/01/2008 to 12/31/2008                           $9.56185         $6.11539            9,232
    01/01/2009 to 12/31/2009                           $6.11539         $7.94483           16,815
    01/01/2010 to 12/31/2010                           $7.94483        $10.06834           44,201
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                           $9.98301        $10.46536            5,167
    01/01/2007 to 12/31/2007                          $10.46536         $8.47377           25,216
    01/01/2008 to 07/18/2008                           $8.47377         $7.76928                0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.99874         $9.95782            9,009
    01/01/2007 to 12/31/2007                                  $9.95782        $10.90438           19,803
    01/01/2008 to 12/31/2008                                 $10.90438         $6.00326           20,019
    01/01/2009 to 12/31/2009                                  $6.00326         $7.84248           57,873
    01/01/2010 to 12/31/2010                                  $7.84248        $10.23628           43,370
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2008* to 12/31/2008                                $10.10364         $7.51323           12,377
    01/01/2009 to 12/31/2009                                  $7.51323         $8.96936          223,011
    01/01/2010 to 12/31/2010                                  $8.96936        $10.00929          273,406
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                  $9.99874        $10.53609           16,023
    01/01/2007 to 12/31/2007                                 $10.53609        $11.26222           22,693
    01/01/2008 to 12/31/2008                                 $11.26222         $7.26552          321,142
    01/01/2009 to 12/31/2009                                  $7.26552         $8.86111        1,105,631
    01/01/2010 to 12/31/2010                                  $8.86111         $9.97923        1,387,358
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                  $9.99874        $10.31485           11,551
    01/01/2007 to 12/31/2007                                 $10.31485        $11.31636           46,662
    01/01/2008 to 12/31/2008                                 $11.31636         $6.60696           85,537
    01/01/2009 to 12/31/2009                                  $6.60696         $8.19609          646,698
    01/01/2010 to 12/31/2010                                  $8.19609         $9.60610          804,993
--------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                 $9.99874         $7.47746            7,157
    01/01/2009 to 11/13/2009                                  $7.47746         $8.37230                0
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17542         $6.11700                0
    01/01/2009 to 12/31/2009                                  $6.11700         $8.13797           17,240
    01/01/2010 to 12/31/2010                                  $8.13797         $9.63255           32,735
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.93510        $10.26259            9,754
    01/01/2007 to 12/31/2007                                 $10.26259        $11.51919           25,125
    01/01/2008 to 12/31/2008                                 $11.51919         $6.77534           31,835
    01/01/2009 to 12/31/2009                                  $6.77534         $9.96770          154,802
    01/01/2010 to 12/31/2010                                  $9.96770        $10.82533          158,834
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                  $9.95809         $9.87709            3,805
    01/01/2007 to 12/31/2007                                  $9.87709        $11.60729           22,091
    01/01/2008 to 12/31/2008                                 $11.60729         $6.76729           27,464
    01/01/2009 to 12/31/2009                                  $6.76729        $10.46870          142,166
    01/01/2010 to 12/31/2010                                 $10.46870        $12.35275          135,150
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                                $10.03362         $7.64384              114
    01/01/2009 to 12/31/2009                                  $7.64384         $9.54810           73,435
    01/01/2010 to 12/31/2010                                  $9.54810        $11.91907           79,799

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                             $9.99874        $10.57653           21,786
    01/01/2007 to 12/31/2007                            $10.57653        $10.67274           27,118
    01/01/2008 to 12/31/2008                            $10.67274         $7.82524           28,210
    01/01/2009 to 12/31/2009                             $7.82524        $10.44540           70,653
    01/01/2010 to 12/31/2010                            $10.44540        $11.67447          101,020
---------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                           $10.11182         $7.14571           19,611
    01/01/2009 to 12/31/2009                             $7.14571         $8.91307          373,383
    01/01/2010 to 12/31/2010                             $8.91307         $9.98987          513,492
---------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                           $10.08931         $7.62229           79,582
    01/01/2009 to 12/31/2009                             $7.62229         $9.26113          812,786
    01/01/2010 to 12/31/2010                             $9.26113        $10.17744        1,042,665
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99225        $10.61561           20,644
    01/01/2007 to 12/31/2007                            $10.61561        $12.44440           31,081
    01/01/2008 to 12/31/2008                            $12.44440         $6.09868           36,868
    01/01/2009 to 12/31/2009                             $6.09868         $8.12488           54,223
    01/01/2010 to 12/31/2010                             $8.12488         $9.16080           53,039
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2006* to 12/31/2006                           $10.01040        $10.87892           14,620
    01/01/2007 to 12/31/2007                            $10.87892        $12.61913           60,104
    01/01/2008 to 12/31/2008                            $12.61913         $6.95843           40,911
    01/01/2009 to 12/31/2009                             $6.95843         $8.94211           52,523
    01/01/2010 to 12/31/2010                             $8.94211         $9.78154           50,490
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2006 to 12/31/2006                             $9.96739        $10.54879                0
    01/01/2007 to 12/31/2007                            $10.54879        $10.58861           11,073
    01/01/2008 to 12/31/2008                            $10.58861         $8.59008          262,160
    01/01/2009 to 12/31/2009                             $8.59008        $10.32164          780,192
    01/01/2010 to 12/31/2010                            $10.32164        $10.90809          784,859
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                           $10.08412        $10.29227              919
    01/01/2010 to 12/31/2010                            $10.29227        $11.28218            4,167
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                           $10.14551        $10.30208            1,196
    01/01/2010 to 12/31/2010                            $10.30208        $11.53709            8,663
---------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                             $9.99874        $10.59240           11,664
    01/01/2007 to 12/31/2007                            $10.59240        $11.41442           25,943
    01/01/2008 to 12/31/2008                            $11.41442         $6.58885           34,462
    01/01/2009 to 12/31/2009                             $6.58885         $8.81640          115,193
    01/01/2010 to 12/31/2010                             $8.81640         $9.30432          194,754
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $9.96006        $11.02379           23,977
    01/01/2007 to 12/31/2007                            $11.02379        $10.53044           50,884
    01/01/2008 to 12/31/2008                            $10.53044         $6.06725           42,910
    01/01/2009 to 12/31/2009                             $6.06725         $7.13569           74,352
    01/01/2010 to 12/31/2010                             $7.13569         $7.95146           75,923

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                              $9.99874        $10.49063               0
    01/01/2007 to 12/31/2007                             $10.49063        $10.95860           3,776
    01/01/2008 to 12/31/2008                             $10.95860         $8.28202           5,768
    01/01/2009 to 12/31/2009                              $8.28202        $10.97774          42,694
    01/01/2010 to 12/31/2010                             $10.97774        $12.26034          61,460
----------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.94821        $10.22734          24,578
    01/01/2007 to 12/31/2007                             $10.22734        $11.57756          47,959
    01/01/2008 to 12/31/2008                             $11.57756         $6.42308          71,204
    01/01/2009 to 12/31/2009                              $6.42308         $8.20734         141,702
    01/01/2010 to 12/31/2010                              $8.20734         $9.67845         178,562
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                              $9.96027        $11.11545           3,717
    01/01/2007 to 12/31/2007                             $11.11545        $11.97391          11,530
    01/01/2008 to 12/31/2008                             $11.97391         $7.78320          15,980
    01/01/2009 to 12/31/2009                              $7.78320        $10.07929          55,620
    01/01/2010 to 12/31/2010                             $10.07929        $11.12120          75,614
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.93185        $10.39379               0
    01/01/2007 to 12/31/2007                             $10.39379        $11.78062           1,145
    01/01/2008 to 12/31/2008                             $11.78062         $7.38927          18,331
    01/01/2009 to 12/31/2009                              $7.38927         $9.04493          36,854
    01/01/2010 to 12/31/2010                              $9.04493        $10.04560          45,607
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                              $9.92917        $10.41366           7,439
    01/01/2007 to 12/31/2007                             $10.41366        $10.53613          16,196
    01/01/2008 to 12/31/2008                             $10.53613         $6.41960          22,016
    01/01/2009 to 12/31/2009                              $6.41960         $8.77984          46,606
    01/01/2010 to 12/31/2010                              $8.77984        $10.68701          61,888
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2006* to 12/31/2006                             $9.99991        $10.21812          13,778
    01/01/2007 to 12/31/2007                             $10.21812        $10.55481          87,537
    01/01/2008 to 12/31/2008                             $10.55481        $10.65447         162,118
    01/01/2009 to 12/31/2009                             $10.65447        $10.51751         211,045
    01/01/2010 to 12/31/2010                             $10.51751        $10.35969         214,120
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                             $10.03587        $10.17022           7,025
    01/01/2007 to 12/31/2007                             $10.17022        $10.33156          14,144
    01/01/2008 to 12/31/2008                             $10.33156         $5.87444          31,425
    01/01/2009 to 12/31/2009                              $5.87444         $8.13599          58,958
    01/01/2010 to 12/31/2010                              $8.13599         $9.88948          87,635
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                              $9.96512        $10.21327          10,990
    01/01/2007 to 12/31/2007                             $10.21327        $12.28959          22,218
    01/01/2008 to 12/31/2008                             $12.28959         $6.87585          29,602
    01/01/2009 to 12/31/2009                              $6.87585         $8.78786          59,462
    01/01/2010 to 12/31/2010                              $8.78786        $11.13543          85,266

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                $9.98815         $9.45733              200
    01/01/2007 to 12/31/2007                                $9.45733        $11.05501            3,313
    01/01/2008 to 12/31/2008                               $11.05501         $6.25525            6,094
    01/01/2009 to 12/31/2009                                $6.25525         $7.54954           50,286
    01/01/2010 to 12/31/2010                                $7.54954         $8.94111           91,105
------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                              $10.10148         $5.57715            1,320
    01/01/2009 to 12/31/2009                                $5.57715         $9.14495           96,285
    01/01/2010 to 12/31/2010                                $9.14495        $11.01080          178,201
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98034        $10.17953           11,376
    01/01/2007 to 12/31/2007                               $10.17953        $10.70491           12,500
    01/01/2008 to 12/31/2008                               $10.70491        $10.65895           15,064
    01/01/2009 to 12/31/2009                               $10.65895        $11.56999           63,137
    01/01/2010 to 12/31/2010                               $11.56999        $11.83776           74,666
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.97139        $10.31233           46,424
    01/01/2007 to 12/31/2007                               $10.31233        $10.99780           72,773
    01/01/2008 to 12/31/2008                               $10.99780        $10.58517          122,413
    01/01/2009 to 12/31/2009                               $10.58517        $12.14622          586,106
    01/01/2010 to 12/31/2010                               $12.14622        $12.88400          825,811
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.97932        $10.42580            5,170
    01/01/2007 to 12/31/2007                               $10.42580        $11.16097           43,748
    01/01/2008 to 12/31/2008                               $11.16097         $8.84892          427,553
    01/01/2009 to 12/31/2009                                $8.84892        $10.45993        1,594,790
    01/01/2010 to 12/31/2010                               $10.45993        $11.38917        1,966,370
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2006 to 12/31/2006                                $9.95097        $10.74043            4,815
    01/01/2007 to 12/31/2007                               $10.74043        $10.79584           20,553
    01/01/2008 to 12/31/2008                               $10.79584         $6.51497           19,658
    01/01/2009 to 12/31/2009                                $6.51497         $7.81555           32,499
    01/01/2010 to 12/31/2010                                $7.81555         $8.85453           48,270
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98449        $10.58114                0
    01/01/2007 to 12/31/2007                               $10.58114        $11.34807              190
    01/01/2008 to 12/31/2008                               $11.34807         $7.80093           30,118
    01/01/2009 to 12/31/2009                                $7.80093         $9.78770          406,471
    01/01/2010 to 12/31/2010                                $9.78770        $10.77678          658,939
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.90522         $9.92188            3,095
    01/01/2007 to 12/31/2007                                $9.92188        $10.46833            4,609
    01/01/2008 to 12/31/2008                               $10.46833         $6.70061            6,105
    01/01/2009 to 12/31/2009                                $6.70061         $8.83559           27,085
    01/01/2010 to 12/31/2010                                $8.83559        $11.86932           54,733
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                $9.99256        $10.47191            9,684
    01/01/2007 to 12/31/2007                               $10.47191         $9.73292           25,001
    01/01/2008 to 12/31/2008                                $9.73292         $6.73606           53,218
    01/01/2009 to 12/31/2009                                $6.73606         $8.42432           63,865
    01/01/2010 to 12/31/2010                                $8.42432        $10.45223           66,125

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                 $9.96827        $10.63917                0
    01/01/2007 to 12/31/2007                                $10.63917        $11.13836            4,854
    01/01/2008 to 12/31/2008                                $11.13836         $8.12262          352,362
    01/01/2009 to 12/31/2009                                 $8.12262         $9.92935        1,629,869
    01/01/2010 to 12/31/2010                                 $9.92935        $10.90571        2,057,043
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                 $9.98973        $10.30713            7,400
    01/01/2007 to 12/31/2007                                $10.30713        $11.12805            9,611
    01/01/2008 to 12/31/2008                                $11.12805        $10.69133           13,221
    01/01/2009 to 12/31/2009                                $10.69133        $11.80367           41,934
    01/01/2010 to 12/31/2010                                $11.80367        $12.29119           73,954
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                                $9.94026        $10.47609           17,449
    01/01/2007 to 12/31/2007                                $10.47609        $11.16482           24,266
    01/01/2008 to 12/31/2008                                $11.16482         $6.53413           25,422
    01/01/2009 to 12/31/2009                                 $6.53413         $9.86862           92,324
    01/01/2010 to 12/31/2010                                 $9.86862        $11.25440          131,302
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                                $10.14759         $9.83697           22,607
    01/01/2007 to 12/31/2007                                 $9.83697        $13.60991           52,211
    01/01/2008 to 12/31/2008                                $13.60991         $6.70277           83,326
    01/01/2009 to 12/31/2009                                 $6.70277         $9.85783          220,418
    01/01/2010 to 12/31/2010                                 $9.85783        $11.69296          312,377
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                 $9.94943        $11.02776           22,105
    01/01/2007 to 12/31/2007                                $11.02776        $10.98653           36,086
    01/01/2008 to 12/31/2008                                $10.98653         $6.78317           43,048
    01/01/2009 to 12/31/2009                                 $6.78317         $7.89930           47,189
    01/01/2010 to 12/31/2010                                 $7.89930         $8.74662           42,445
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99874         $9.98107                0
    01/01/2008 to 12/31/2008                                 $9.98107         $9.31646            4,507
    01/01/2009 to 12/31/2009                                 $9.31646        $10.24119          133,103
    01/01/2010 to 12/31/2010                                $10.24119        $10.87128          225,008
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07814         $6.64843           98,594
    01/01/2009 to 12/31/2009                                 $6.64843         $8.51531          709,795
    01/01/2010 to 12/31/2010                                 $8.51531         $9.24408        1,005,878



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.02456        $12.18141               0
    01/01/2010 to 12/31/2010                             $12.18141        $13.29975           3,005
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2009 to 12/31/2009                             $10.03690        $12.37780               0
    01/01/2010 to 12/31/2010                             $12.37780        $13.72449           2,017
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.06162        $12.72682          14,125
    01/01/2010 to 12/31/2010                             $12.72682        $14.22692          13,334
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    05/01/2009 to 12/31/2009                             $10.09998        $12.86715               0
    01/01/2010 to 12/31/2010                             $12.86715        $14.20902               0
----------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    05/01/2009 to 12/31/2009                             $10.12452        $12.16953               0
    01/01/2010 to 12/31/2010                             $12.16953        $13.39621               0
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2009 to 12/31/2009                             $10.07556        $12.42569               0
    01/01/2010 to 12/31/2010                             $12.42569        $13.79467               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.02338        $12.00675           1,854
    01/01/2010 to 12/31/2010                             $12.00675        $13.15015           3,717
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
    05/01/2009 to 12/31/2009                              $9.93809         $9.58149               0
    01/01/2010 to 12/31/2010                              $9.58149        $10.33134               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    05/01/2009 to 12/31/2009                              $9.92252         $9.64728               0
    01/01/2010 to 12/31/2010                              $9.64728        $10.45969               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    05/01/2009 to 12/31/2009                              $9.90529         $9.54833               0
    01/01/2010 to 12/31/2010                              $9.54833        $10.36871               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
    05/01/2009 to 12/31/2009                              $9.88401         $9.22420               0
    01/01/2010 to 12/31/2010                              $9.22420        $10.06022           4,123
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
    01/04/2010* to 12/31/2010                             $9.99724        $10.93130           4,163
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.03868        $12.27482             971
    01/01/2010 to 12/31/2010                             $12.27482        $13.57069           4,764
----------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.05229        $12.30764               0
    01/01/2010 to 12/31/2010                             $12.30764        $13.72300           1,181
----------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.03974        $11.90339               0
    01/01/2010 to 12/31/2010                             $11.90339        $12.99092               0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2009 to 12/31/2009                                  $9.61469        $14.46991               0
    01/01/2010 to 12/31/2010                                 $14.46991        $18.15890               0
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2009 to 12/31/2009                                  $9.98051        $12.94633               0
    01/01/2010 to 12/31/2010                                 $12.94633        $16.73340               0
--------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
 formerly, AST Niemann Capital Growth Asset Allocation
 Portfolio
    05/01/2009 to 12/31/2009                                 $10.02678        $11.93657               0
    01/01/2010 to 12/31/2010                                 $11.93657        $13.19063           3,482
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2009 to 12/31/2009                                 $10.01305        $12.26160               0
    01/01/2010 to 12/31/2010                                 $12.26160        $13.67415               0
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2009 to 12/31/2009                                  $9.98504        $12.12161             141
    01/01/2010 to 12/31/2010                                 $12.12161        $14.06854           2,162
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    05/01/2009 to 12/31/2009                                  $9.85931        $13.89546               0
    01/01/2010 to 12/31/2010                                 $13.89546        $16.28721               0
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2009 to 12/31/2009                                 $10.04650        $12.80269             872
    01/01/2010 to 12/31/2010                                 $12.80269        $13.76876               0
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                 $10.05955        $13.44619               0
    01/01/2010 to 12/31/2010                                 $13.44619        $15.71146               0
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                  $9.95309        $12.72261               0
    01/01/2010 to 12/31/2010                                 $12.72261        $15.72724               0
--------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2009 to 12/31/2009                                 $10.01698        $12.48045               0
    01/01/2010 to 12/31/2010                                 $12.48045        $13.81311               0
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                 $10.04092        $12.21288               0
    01/01/2010 to 12/31/2010                                 $12.21288        $13.55487             427
--------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                 $10.02456        $11.82541               0
    01/01/2010 to 12/31/2010                                 $11.82541        $12.86882               0
--------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    05/01/2009 to 12/31/2009                                 $10.14310        $13.23326               0
    01/01/2010 to 12/31/2010                                 $13.23326        $14.77515          10,981
--------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    05/01/2009 to 12/31/2009                                 $10.11760        $13.06521             804
    01/01/2010 to 12/31/2010                                 $13.06521        $14.15249          11,478
--------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
 formerly, AST UBS Dynamic Alpha Portfolio
    05/01/2009 to 12/31/2009                                 $10.07967        $11.63355               0
    01/01/2010 to 12/31/2010                                 $11.63355        $12.17460               0
--------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    11/16/2009* to 12/31/2009                                $10.08332        $10.27907               0
    01/01/2010 to 12/31/2010                                 $10.27907        $11.15788               0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    11/16/2009* to 12/31/2009                            $10.14470        $10.28887               0
    01/01/2010 to 12/31/2010                             $10.28887        $11.41006               0
----------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2009 to 12/31/2009                             $10.12726        $13.55000             790
    01/01/2010 to 12/31/2010                             $13.55000        $14.16063           3,699
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                             $10.06253        $12.69666               0
    01/01/2010 to 12/31/2010                             $12.69666        $14.01036               0
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2009 to 12/31/2009                             $10.03375        $12.04953               0
    01/01/2010 to 12/31/2010                             $12.04953        $13.32622               0
----------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2009 to 12/31/2009                             $10.00717        $12.67874               0
    01/01/2010 to 12/31/2010                             $12.67874        $14.80563               0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2009 to 12/31/2009                             $10.07230        $13.32730             204
    01/01/2010 to 12/31/2010                             $13.32730        $14.56167          22,625
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2009 to 12/31/2009                             $10.02809        $12.11704               0
    01/01/2010 to 12/31/2010                             $12.11704        $13.32654               0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                              $9.98574        $13.19325               0
    01/01/2010 to 12/31/2010                             $13.19325        $15.90270               0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    05/01/2009 to 12/31/2009                              $9.99953         $9.83880             897
    01/01/2010 to 12/31/2010                              $9.83880         $9.59652             869
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    05/01/2009 to 12/31/2009                             $10.13089        $13.67777               0
    01/01/2010 to 12/31/2010                             $13.67777        $16.46359               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                              $9.97665        $12.32814               0
    01/01/2010 to 12/31/2010                             $12.32814        $15.46924               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                              $9.93448        $12.03198               0
    01/01/2010 to 12/31/2010                             $12.03198        $14.11087               0
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    05/01/2009 to 12/31/2009                             $10.05426        $14.75366               0
    01/01/2010 to 12/31/2010                             $14.75366        $17.59101          30,000
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2009 to 12/31/2009                              $9.99043        $10.45317               0
    01/01/2010 to 12/31/2010                             $10.45317        $10.59058               0
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    05/01/2009 to 12/31/2009                              $9.98230        $11.01889             967
    01/01/2010 to 12/31/2010                             $11.01889        $11.57418          32,533
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                             $10.02086        $11.57373               0
    01/01/2010 to 12/31/2010                             $11.57373        $12.47913           1,950
----------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    05/01/2009 to 12/31/2009                             $10.07703        $12.76997               0
    01/01/2010 to 12/31/2010                             $12.76997        $14.32660               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    05/01/2009 to 12/31/2009                                $10.08069        $12.34977             634
    01/01/2010 to 12/31/2010                                $12.34977        $13.46536           1,850
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                $10.00819        $13.09676               0
    01/01/2010 to 12/31/2010                                $13.09676        $17.42232               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                 $9.97547        $12.90470               0
    01/01/2010 to 12/31/2010                                $12.90470        $15.85506               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2009 to 12/31/2009                                $10.03822        $12.11116           1,466
    01/01/2010 to 12/31/2010                                $12.11116        $13.17238           1,357
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2009 to 12/31/2009                                $10.01723        $11.07312               0
    01/01/2010 to 12/31/2010                                $11.07312        $11.41799               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    05/01/2009 to 12/31/2009                                 $9.98683        $13.12270               0
    01/01/2010 to 12/31/2010                                $13.12270        $14.81973               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2009 to 12/31/2009                                $10.30092        $13.71560             779
    01/01/2010 to 12/31/2010                                $13.71560        $16.11038          13,787
-------------------------------------------------------------------------------------------------------------
AST Value Portfolio
 formerly, AST DeAM Large-Cap Value Portfolio
    05/01/2009 to 12/31/2009                                $10.09816        $12.72032               0
    01/01/2010 to 12/31/2010                                $12.72032        $13.94749               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    05/01/2009 to 12/31/2009                                 $9.98898        $10.72640               0
    01/01/2010 to 12/31/2010                                $10.72640        $11.27536               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2009 to 12/31/2009                                $10.07048        $12.78880               0
    01/01/2010 to 12/31/2010                                $12.78880        $13.74797             755



 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Pruco Life Insurance Company of New Jersey offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional, or calling 1-888-PRU-2888.


 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.


 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity, and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 You can compare the costs of the B Series, L Series, and X Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, the X Series has the highest contingent deferred sales charge ("CDSC") and the highest Insurance Charge of the three series, however the X Series offers Purchase Credits and Longevity Credits that the other two series do not. The B Series has the lowest Insurance Charge of the three series, but it does not offer Purchase Credits or Longevity Credits that the X Series offers. The B Series has a lower Insurance Charge than the L Series, however the B Series has a longer CDSC period than the L Series. The L Series has the shortest CDSC period, however the Insurance Charge for the L Series is nearly as high as the X Series, and the L Series does not offer Purchase Credits or Longevity Credits. The L Series offers ProFund VP Sub-accounts and flexibility with the election and termination of certain optional death benefits that the other two series do not offer. As you can see, there are trade-offs associated with the costs and benefits provided by each of the series. In choosing which series to purchase, you should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.

 The following chart outlines some of the different features for each annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 PRUCO LIFE OF NEW JERSEY ANNUITY PRODUCT COMPARISON. Below is a summary of Pruco of New Jersey's annuity products sold through this prospectus. Premier X Series refers to Prudential Premier Variable Annuity X Series, Premier L Series refers to Prudential Premier Variable Annuity L Series and Premier B Series refers to Prudential Premier Variable Annuity B Series. Your registered Financial Professional can provide you with the prospectus for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Pruco Life of New Jersey does not make recommendations or provide investment advice.

                                             Premier X Series                    Premier L Series
------------------------------------------------------------------------------------------------------------
Minimum Investment                  $10,000                              $10,000
------------------------------------------------------------------------------------------------------------
Maximum Issue Age                   75                                   85
------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge    9 Years                              4 Years
 Schedule                           (based on date of each purchase      (based on date of each purchase
                                    payment) (9%, 8.5%, 8%, 7%, 6%,      payment) (7%, 6%, 5%, 4%)
                                    5%, 4%, 3%, 2%)
------------------------------------------------------------------------------------------------------------
Insurance Charge                    1.55%                                1.50%
------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee              Lesser of $30 or 2% of Account       Lesser of $30 or 2% of Account
                                    Value (only applicable if Account    Value (only applicable if Account
                                    Value is less than $100,000)         Value is less than $100,000)
------------------------------------------------------------------------------------------------------------
Purchase Credit                     For Purchase Payments made up to     No
                                    and including age 80, 6%,
                                    regardless of the purchase
                                    payment amount For Purchase
                                    Payments between 81-85, 3%,
                                    regardless of the purchase
                                    payment amount. Recaptured in
                                    certain circumstances.
------------------------------------------------------------------------------------------------------------
Longevity Credit                    0.40% or the sum of all Purchase     No
                                    Payments that have been in the
                                    Annuity for more than 9 years less
                                    the cumulative amount of
                                    withdrawals made (including
                                    CDSC) through the end of the
                                    period applied annually beginning
                                    on the 10/th/ Annuity Anniversary.
------------------------------------------------------------------------------------------------------------
Fixed Rate Option                   Currently offering duration of       Currently offering duration of
                                    1 year only.                         1 year only.
------------------------------------------------------------------------------------------------------------
Variable Investment Options         Advanced Series Trust (AST)          AST; ProFunds
                                    Not all options available with       Not all options available with
                                    certain optional benefits.           certain optional benefits.
------------------------------------------------------------------------------------------------------------
Basic Death Benefit                 The greater of: Purchase Payments    The greater of: Purchase Payments
                                    minus proportional withdrawals;      minus proportional withdrawals;
                                    and Account Value, less an           and Account Value
                                    amount equal to all credits applied
                                    within 12 months prior to the date
                                    of death
------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an     Highest Anniversary Value (HAV)      HAV
 additional cost)
------------------------------------------------------------------------------------------------------------
Living Benefits (for an additional  Guaranteed Minimum Income            GMIB/LT5/SLT5/HD GRO/
 cost)                              Benefit (GMIB), Lifetime Five        HD GRO II/HD5/HD7/SHD7 and
                                    (LT5)/Spousal Lifetime Five          "Plus" versions Highest Daily
                                    (SLT5), Highest Daily GRO            Lifetime 6 Plus and Spousal
                                    (HD GRO)/Highest Daily GRO II        Highest Daily Lifetime 6 Plus
                                    (HD GRO II)/Highest Daily
                                    Lifetime Five (HD5)/Highest
                                    Daily Lifetime Seven (HD7)/
                                    Spousal Highest Daily Lifetime
                                    Seven (SHD7)/Highest Daily
                                    Lifetime 7 Plus/Spousal Highest
                                    Daily Lifetime 7 Plus/Highest
                                    Daily Lifetime 6 Plus and Spousal
                                    Highest Daily Lifetime 6 Plus
------------------------------------------------------------------------------------------------------------

                                            Premier B Series
----------------------------------------------------------------------
Minimum Investment                  $1,000
----------------------------------------------------------------------
Maximum Issue Age                   85
----------------------------------------------------------------------
Contingent Deferred Sales Charge    7 Years
 Schedule                           (based on date of each purchase
                                    payment) (7%, 6%, 5%, 4%, 3%,
                                    2%, 1%)
----------------------------------------------------------------------
Insurance Charge                    1.15%
----------------------------------------------------------------------
Annual Maintenance Fee              Lesser of $30 or 2% of Account
                                    Value (only applicable if Account
                                    Value is less than $100,000)
----------------------------------------------------------------------
Purchase Credit                     No







----------------------------------------------------------------------
Longevity Credit                    No







----------------------------------------------------------------------
Fixed Rate Option                   Currently offering duration of
                                    1 year only.
----------------------------------------------------------------------
Variable Investment Options         AST
                                    Not all options available with
                                    certain optional benefits.
----------------------------------------------------------------------
Basic Death Benefit                 The greater of: Purchase Payments
                                    minus proportional withdrawals;
                                    and Account Value



----------------------------------------------------------------------
Optional Death Benefits (for an     HAV
 additional cost)
----------------------------------------------------------------------
Living Benefits (for an additional  GMIB/LT5/SLT5/HD GRO/
 cost)                              HD GRO II/HD5/HD7/SHD7 and
                                    "Plus" versions Highest Daily
                                    Lifetime 6 Plus and Spousal
                                    Highest Daily Lifetime 6 Plus









----------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6% and 10% respectively.
   .   No subsequent deposits or withdrawals are made from the Annuity.

   . The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

   . 1.08% (for B Series and X Series) and 1.24% (for L Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2010. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

   .   The Separate Account level charges refer to the Insurance Charge.
   . The Account Value and Surrender Value are further reduced by the annual maintenance fee. For Premier X Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 L SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.72%     All years     3.12%     All years      7.01%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,323      90,323      103,146      96,146     107,027      100,027
        ----------------------------------------------------------------------------
         2   94,681      88,681      106,399     100,399     114,569      108,569
        ----------------------------------------------------------------------------
         3   92,110      87,110      109,755     104,755     122,643      117,643
        ----------------------------------------------------------------------------
         4   89,608      85,608      113,217     109,217     131,285      127,285
        ----------------------------------------------------------------------------
         5   87,173      87,173      116,788     116,788     140,537      140,537
        ----------------------------------------------------------------------------
         6   84,803      84,803      120,472     120,472     150,440      150,440
        ----------------------------------------------------------------------------
         7   82,497      82,497      124,272     124,272     161,041      161,041
        ----------------------------------------------------------------------------
         8   80,253      80,253      128,192     128,192     172,390      172,390
        ----------------------------------------------------------------------------
         9   78,070      78,070      132,236     132,236     184,538      184,538
        ----------------------------------------------------------------------------
        10   75,945      75,945      136,407     136,407     197,542      197,542
        ----------------------------------------------------------------------------
        11   73,877      73,877      140,709     140,709     211,463      211,463
        ----------------------------------------------------------------------------
        12   71,864      71,864      145,148     145,148     226,364      226,364
        ----------------------------------------------------------------------------
        13   69,906      69,906      149,726     149,726     242,316      242,316
        ----------------------------------------------------------------------------
        14   68,000      68,000      154,449     154,449     259,392      259,392
        ----------------------------------------------------------------------------
        15   66,145      66,145      159,321     159,321     277,671      277,671
        ----------------------------------------------------------------------------
        16   64,340      64,340      164,346     164,346     297,238      297,238
        ----------------------------------------------------------------------------
        17   62,583      62,583      169,530     169,530     318,184      318,184
        ----------------------------------------------------------------------------
        18   60,874      60,874      174,877     174,877     340,606      340,606
        ----------------------------------------------------------------------------
        19   59,211      59,211      180,393     180,393     364,608      364,608
        ----------------------------------------------------------------------------
        20   57,592      57,592      186,084     186,084     390,301      390,301
        ----------------------------------------------------------------------------
        21   56,017      56,017      191,953     191,953     417,806      417,806
        ----------------------------------------------------------------------------
        22   54,484      54,484      198,008     198,008     447,248      447,248
        ----------------------------------------------------------------------------
        23   52,992      52,992      204,254     204,254     478,765      478,765
        ----------------------------------------------------------------------------
        24   51,540      51,540      210,696     210,696     512,503      512,503
        ----------------------------------------------------------------------------
        25   50,127      50,127      217,342     217,342     548,619      548,619
        ----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.24%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to Annuity anniversary

 B SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.19%     All years     3.68%     All years      7.59%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,813      90,813      107,566     100,566     107,545      100,545
        ----------------------------------------------------------------------------
         2   95,638      89,638      115,727     109,727     115,681      109,681
        ----------------------------------------------------------------------------
         3   93,511      88,511      124,508     119,508     124,434      119,434
        ----------------------------------------------------------------------------
         4   91,431      87,431      133,955     129,955     133,849      129,849
        ----------------------------------------------------------------------------
         5   89,396      86,396      144,118     141,118     143,976      140,976
        ----------------------------------------------------------------------------
         6   87,406      85,406      155,053     153,053     154,869      152,869
        ----------------------------------------------------------------------------
         7   85,459      84,459      166,818     165,818     166,587      165,587
        ----------------------------------------------------------------------------
         8   83,556      83,556      179,475     179,475     179,191      179,191
        ----------------------------------------------------------------------------
         9   81,694      81,694      193,092     193,092     192,749      192,749
        ----------------------------------------------------------------------------
        10   79,873      79,873      207,743     207,743     207,332      207,332
        ----------------------------------------------------------------------------
        11   78,091      78,091      223,505     223,505     223,019      223,019
        ----------------------------------------------------------------------------
        12   76,349      76,349      240,463     240,463     239,893      239,893
        ----------------------------------------------------------------------------
        13   74,645      74,645      258,708     258,708     258,043      258,043
        ----------------------------------------------------------------------------
        14   72,979      72,979      278,337     278,337     277,567      277,567
        ----------------------------------------------------------------------------
        15   71,349      71,349      299,455     299,455     298,568      298,568
        ----------------------------------------------------------------------------
        16   69,755      69,755      322,176     322,176     321,158      321,158
        ----------------------------------------------------------------------------
        17   68,195      68,195      346,621     346,621     345,457      345,457
        ----------------------------------------------------------------------------
        18   66,670      66,670      372,920     372,920     371,595      371,595
        ----------------------------------------------------------------------------
        19   65,179      65,179      401,215     401,215     399,710      399,710
        ----------------------------------------------------------------------------
        20   63,720      63,720      431,657     431,657     429,952      429,952
        ----------------------------------------------------------------------------
        21   62,293      62,293      464,408     464,408     462,483      462,483
        ----------------------------------------------------------------------------
        22   60,897      60,897      499,644     499,644     497,474      497,474
        ----------------------------------------------------------------------------
        23   59,532      59,532      537,554     537,554     535,114      535,114
        ----------------------------------------------------------------------------
        24   58,197      58,197      578,340     578,340     575,601      575,601
        ----------------------------------------------------------------------------
        25   56,891      56,891      622,221     622,221     619,151      619,151
        ----------------------------------------------------------------------------

 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.08%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to Annuity anniversary

 X SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.58%     All years     3.27%     All years      7.16%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   103,274     94,274      109,431     100,431     113,572      104,572
        ----------------------------------------------------------------------------
         2   100,611     92,111      112,984     104,484     121,708      113,208
        ----------------------------------------------------------------------------
         3    98,017     90,017      116,652     108,652     130,426      122,426
        ----------------------------------------------------------------------------
         4    95,460     88,460      120,438     113,438     139,769      132,769
        ----------------------------------------------------------------------------
         5    92,969     86,969      124,348     118,348     149,782      143,782
        ----------------------------------------------------------------------------
         6    90,543     85,543      128,385     123,385     160,512      155,512
        ----------------------------------------------------------------------------
         7    88,179     84,179      132,553     128,553     172,010      168,010
        ----------------------------------------------------------------------------
         8    85,876     82,876      136,856     133,856     184,332      181,332
        ----------------------------------------------------------------------------
         9    83,632     81,632      141,298     139,298     197,537      195,537
        ----------------------------------------------------------------------------
        10    81,836     81,836      146,298     146,298     212,116      212,116
        ----------------------------------------------------------------------------
        11    80,086     80,086      151,460     151,460     227,739      227,739
        ----------------------------------------------------------------------------
        12    78,382     78,382      156,790     156,790     244,482      244,482
        ----------------------------------------------------------------------------
        13    76,721     76,721      162,293     162,293     262,424      262,424
        ----------------------------------------------------------------------------
        14    75,103     75,103      167,974     167,974     281,652      281,652
        ----------------------------------------------------------------------------
        15    73,527     73,527      173,840     173,840     302,257      302,257
        ----------------------------------------------------------------------------
        16    71,992     71,992      179,896     179,896     324,338      324,338
        ----------------------------------------------------------------------------
        17    70,496     70,496      186,149     186,149     348,000      348,000
        ----------------------------------------------------------------------------
        18    69,039     69,039      192,605     192,605     373,358      373,358
        ----------------------------------------------------------------------------
        19    67,619     67,619      199,271     199,271     400,532      400,532
        ----------------------------------------------------------------------------
        20    66,236     66,236      206,152     206,152     429,653      429,653
        ----------------------------------------------------------------------------
        21    64,888     64,888      213,258     213,258     460,860      460,860
        ----------------------------------------------------------------------------
        22    63,575     63,575      220,593     220,593     494,303      494,303
        ----------------------------------------------------------------------------
        23    62,297     62,297      228,167     228,167     530,141      530,141
        ----------------------------------------------------------------------------
        24    61,051     61,051      235,987     235,987     568,546      568,546
        ----------------------------------------------------------------------------
        25    59,837     59,837      244,061     244,061     609,703      609,703
        ----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.08%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to Annuity anniversary

             APPENDIX C - FORMULA UNDER HIGHEST DAILY GRO BENEFIT


     FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l \\is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i \\/ (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION

 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:


                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]


 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V


 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.


 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.


 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.


 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

   FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



   L    =    MAX (L\\i\\ ), where L\\i\\ - G\\i\\ / (1 + d\\i\\ )/(Ni /365)/



 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                    r    =    (L - B) / (V\\V\\ + V\\F\\ )



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:



 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

     APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}      T(greater than)0, Money moving from the Permitted
                                                              Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) CU ( BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    {Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    {Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V


   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).


   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

  APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            elected Sub-accounts and Fixed
                                                                                            Rate Options to the Transfer
                                                                                            Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred from the
                                                                                            Transfer Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted
                                                               Sub-accounts]

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:

 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:


                                    If (B / (V + B) (greater than) .90) then
                                    T  =  B - [(V + B) * .90]


 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than) = .90), the following asset transfer calculation is performed:


                      Target Ratio r    =    (L - B) / V


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.


       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.


 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                  Money is transferred from the elected
           [L - B - V * C\\t\\] / (1 - C\\t\\))                 Sub-accounts to the AST Investment Grade Bond
                                                                Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}     Money is transferred from the AST Investment
                                                                Grade Bond Portfolio Sub-account to the elected
                                                                Sub-accounts

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.


 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:

 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:


                                    If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                                    T  =  B - [(V\\V\\ + V\\F\\ + B) * .90]


 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V\\V\\ + V\\F\\ + B) (less than) = .90), the following asset transfer calculation is performed


              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.


       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.


 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                 Sub-accounts to AST Investment Grade Bond
                                                                                Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}     Money is transferred from the AST Investment
                                                                                Grade Bond Portfolio Sub-account to the elected
                                                                                Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.


 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =)

       . Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

            APPENDIX G - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT


   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010


 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)


 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap feature"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.


 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.


 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                 STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/



 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:



 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY
                         DESCRIBED IN PROSPECTUS PLNJ PREMIER B, L, X-PROS (05/2011).
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUCO LIFE INSURANCE                                   PRUDENTIAL ANNUITIES
  COMPANY OF NEW JERSEY                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:


   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                                                         ---------------
        [LOGO] Prudential                                  PRSRT STD
        The Prudential Insurance Company of America       U.S. POSTAGE
        751 Broad Street                                      PAID
        Newark, NJ 07102-3777                            DAVENPORT, IA
                                                         PERMIT NO. 291
                                                         ---------------

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2011


  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS


The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series"), and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2011. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                               Page
                                                               ----
            Company...........................................   2
            Experts...........................................   2
            Principal Underwriter.............................   2
            Payments Made to Promote Sale of Our Products.....   2
            Determination of Accumulation Unit Values.........   4
            Separate Account Financial Information............  A1
            Company Financial Information.....................  B1


         Pruco Life Insurance                    Prudential Annuity
                Company                            Service Center
             Of New Jersey                          P.O. Box 7960
         213 Washington Street                      Philadelphia,
        Newark, NJ  07102-2992                   Pennsylvania 19176
                                              Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. LLC ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by PLNJ, PAD received commissions of $73,455,927, $22,773,368, and $14,388,686, in 2010, 2009, and
2008, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.40%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97031    $10.56695        2,034
   01/01/2007 to 12/31/2007...........  $10.56695    $11.37993       21,637
   01/01/2008 to 12/31/2008...........  $11.37993    $ 7.65052       61,164
   01/01/2009 to 12/31/2009...........  $ 7.65052    $ 9.38262      103,577
   01/01/2010 to 12/31/2010...........  $ 9.38262    $10.36013      111,884
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98903    $10.51047          409
   01/01/2007 to 12/31/2007...........  $10.51047    $11.35002          762
   01/01/2008 to 12/31/2008...........  $11.35002    $ 7.85721       19,402
   01/01/2009 to 12/31/2009...........  $ 7.85721    $ 9.77902       10,935
   01/01/2010 to 12/31/2010...........  $ 9.77902    $10.96581       11,983
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97095    $10.67206          202
   01/01/2007 to 12/31/2007...........  $10.67206    $11.52990       10,847
   01/01/2008 to 12/31/2008...........  $11.52990    $ 6.55782       19,285
   01/01/2009 to 12/31/2009...........  $ 6.55782    $ 8.30609       19,450
   01/01/2010 to 12/31/2010...........  $ 8.30609    $ 9.39036       19,587
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95070    $11.09185            0
   01/01/2007 to 12/31/2007...........  $11.09185    $10.54774          905
   01/01/2008 to 12/31/2008...........  $10.54774    $ 6.04510          904
   01/01/2009 to 12/31/2009...........  $ 6.04510    $ 7.38027            0
   01/01/2010 to 12/31/2010...........  $ 7.38027    $ 8.24231            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96082    $11.05658            0
   01/01/2007 to 12/31/2007...........  $11.05658    $11.46217            0
   01/01/2008 to 12/31/2008...........  $11.46217    $ 6.70422            0
   01/01/2009 to 12/31/2009...........  $ 6.70422    $ 7.88035            0
   01/01/2010 to 12/31/2010...........  $ 7.88035    $ 8.77303            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98466    $11.04630            0
   01/01/2007 to 12/31/2007...........  $11.04630    $10.88138        1,038
   01/01/2008 to 12/31/2008...........  $10.88138    $ 7.00249        1,031
   01/01/2009 to 12/31/2009...........  $ 7.00249    $ 8.13330           58
   01/01/2010 to 12/31/2010...........  $ 8.13330    $ 9.13168           52
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97972    $10.52337            0
   01/01/2007 to 12/31/2007...........  $10.52337    $11.31927            0
   01/01/2008 to 12/31/2008...........  $11.31927    $ 7.95908       62,922
   01/01/2009 to 12/31/2009...........  $ 7.95908    $ 9.67779      110,693
   01/01/2010 to 12/31/2010...........  $ 9.67779    $10.71940      104,472
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98002    $10.62541          306
   01/01/2007 to 12/31/2007...........  $10.62541    $11.49740       10,252
   01/01/2008 to 12/31/2008...........  $11.49740    $ 7.37696       34,509
   01/01/2009 to 12/31/2009...........  $ 7.37696    $ 9.11790       78,324
   01/01/2010 to 12/31/2010...........  $ 9.11790    $10.19470       79,487
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09935    $ 6.70999        9,753
   01/01/2009 to 12/31/2009...........  $ 6.70999    $ 8.39404        7,005
   01/01/2010 to 12/31/2010...........  $ 8.39404    $ 9.46543        6,321
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08117    $ 7.36015        5,616
   01/01/2009 to 12/31/2009...........  $ 7.36015    $ 8.95623       12,278
   01/01/2010 to 12/31/2010...........  $ 8.95623    $ 9.88530       12,502
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88729    $12.14117           26
   01/01/2007 to 12/31/2007...........  $12.14117    $ 9.58557          461
   01/01/2008 to 12/31/2008...........  $ 9.58557    $ 6.13964          408
   01/01/2009 to 12/31/2009...........  $ 6.13964    $ 7.98820        2,139
   01/01/2010 to 12/31/2010...........  $ 7.98820    $10.13822        3,415
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98313    $10.47569            0
   01/01/2007 to 12/31/2007...........  $10.47569    $ 8.49487          923
   01/01/2008 to 07/18/2008...........  $ 8.49487    $ 7.79489            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $ 9.96780            0
   01/01/2007 to 12/31/2007...........  $ 9.96780    $10.93150          798
   01/01/2008 to 12/31/2008...........  $10.93150    $ 6.02708          798
   01/01/2009 to 12/31/2009...........  $ 6.02708    $ 7.88526            0
   01/01/2010 to 12/31/2010...........  $ 7.88526    $10.30726            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10368    $ 7.52057            0
   01/01/2009 to 12/31/2009...........  $ 7.52057    $ 8.99129          177
   01/01/2010 to 12/31/2010...........  $ 8.99129    $10.04846          171
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.54657            0
   01/01/2007 to 12/31/2007...........  $10.54657    $11.29022            0
   01/01/2008 to 12/31/2008...........  $11.29022    $ 7.29440       12,050
   01/01/2009 to 12/31/2009...........  $ 7.29440    $ 8.90938       22,976
   01/01/2010 to 12/31/2010...........  $ 8.90938    $10.04843       22,831
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.32517           40
   01/01/2007 to 12/31/2007...........  $10.32517    $11.34443        4,379
   01/01/2008 to 12/31/2008...........  $11.34443    $ 6.63312        3,453
   01/01/2009 to 12/31/2009...........  $ 6.63312    $ 8.24065      231,258
   01/01/2010 to 12/31/2010...........  $ 8.24065    $ 9.67263      240,391
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99886    $ 7.48243            0
   01/01/2009 to 11/13/2009...........  $ 7.48243    $ 8.38866            0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17554    $ 6.12120            0
   01/01/2009 to 12/31/2009...........  $ 6.12120    $ 8.15552        2,641
   01/01/2010 to 12/31/2010...........  $ 8.15552    $ 9.66742        2,839
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93522    $10.27272           15
   01/01/2007 to 12/31/2007...........  $10.27272    $11.54768        1,043
   01/01/2008 to 12/31/2008...........  $11.54768    $ 6.80215        1,043
   01/01/2009 to 12/31/2009...........  $ 6.80215    $10.02194           14
   01/01/2010 to 12/31/2010...........  $10.02194    $10.90040           14
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95821    $ 9.88690            7
   01/01/2007 to 12/31/2007...........  $ 9.88690    $11.63610          969
   01/01/2008 to 12/31/2008...........  $11.63610    $ 6.79421        1,050
   01/01/2009 to 12/31/2009...........  $ 6.79421    $10.52603        2,189
   01/01/2010 to 12/31/2010...........  $10.52603    $12.43875        2,514
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03374    $ 7.64904            0
   01/01/2009 to 12/31/2009...........  $ 7.64904    $ 9.56872        3,968
   01/01/2010 to 12/31/2010...........  $ 9.56872    $11.96255        3,893

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.58693            0
   01/01/2007 to 12/31/2007...........  $10.58693    $10.69905          986
   01/01/2008 to 12/31/2008...........  $10.69905    $ 7.85611          981
   01/01/2009 to 12/31/2009...........  $ 7.85611    $10.50209        5,938
   01/01/2010 to 12/31/2010...........  $10.50209    $11.75527        6,668
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11187    $ 7.15278        2,101
   01/01/2009 to 12/31/2009...........  $ 7.15278    $ 8.93513        9,986
   01/01/2010 to 12/31/2010...........  $ 8.93513    $10.02926       10,507
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08935    $ 7.62976        9,645
   01/01/2009 to 12/31/2009...........  $ 7.62976    $ 9.28381       28,168
   01/01/2010 to 12/31/2010...........  $ 9.28381    $10.21746       27,766
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99238    $10.62617           30
   01/01/2007 to 12/31/2007...........  $10.62617    $12.47532        1,088
   01/01/2008 to 12/31/2008...........  $12.47532    $ 6.12290        5,055
   01/01/2009 to 12/31/2009...........  $ 6.12290    $ 8.16926        1,345
   01/01/2010 to 12/31/2010...........  $ 8.16926    $ 9.22453        1,337
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01053    $10.88971           36
   01/01/2007 to 12/31/2007...........  $10.88971    $12.65064           59
   01/01/2008 to 12/31/2008...........  $12.65064    $ 6.98609          117
   01/01/2009 to 12/31/2009...........  $ 6.98609    $ 8.99093       12,020
   01/01/2010 to 12/31/2010...........  $ 8.99093    $ 9.84949       13,803
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99886    $10.75975      208,871
   01/01/2009 to 12/31/2009...........  $10.75975    $11.81058       32,158
   01/01/2010 to 12/31/2010...........  $11.81058    $12.90677        9,298
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96751    $10.55923            0
   01/01/2007 to 12/31/2007...........  $10.55923    $10.61491        1,748
   01/01/2008 to 12/31/2008...........  $10.61491    $ 8.62421       10,898
   01/01/2009 to 12/31/2009...........  $ 8.62421    $10.37793       38,792
   01/01/2010 to 12/31/2010...........  $10.37793    $10.98367       37,725

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08425    $10.29432            0
   01/01/2010 to 12/31/2010...........  $10.29432    $11.30106            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14563    $10.30407            0
   01/01/2010 to 12/31/2010...........  $10.30407    $11.55643            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.60289            0
   01/01/2007 to 12/31/2007...........  $10.60289    $11.44280        1,852
   01/01/2008 to 12/31/2008...........  $11.44280    $ 6.61495        1,448
   01/01/2009 to 12/31/2009...........  $ 6.61495    $ 8.86434        7,684
   01/01/2010 to 12/31/2010...........  $ 8.86434    $ 9.36879        4,521
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96018    $11.03471           14
   01/01/2007 to 12/31/2007...........  $11.03471    $10.55651           13
   01/01/2008 to 12/31/2008...........  $10.55651    $ 6.09126           13
   01/01/2009 to 12/31/2009...........  $ 6.09126    $ 7.17456       14,675
   01/01/2010 to 12/31/2010...........  $ 7.17456    $ 8.00669       16,812
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99886    $10.50093           10
   01/01/2007 to 12/31/2007...........  $10.50093    $10.98556           10
   01/01/2008 to 12/31/2008...........  $10.98556    $ 8.31466           10
   01/01/2009 to 12/31/2009...........  $ 8.31466    $11.03739        2,034
   01/01/2010 to 12/31/2010...........  $11.03739    $12.34519        1,801
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94833    $10.23754            0
   01/01/2007 to 12/31/2007...........  $10.23754    $11.60620        1,219
   01/01/2008 to 12/31/2008...........  $11.60620    $ 6.44853        1,218
   01/01/2009 to 12/31/2009...........  $ 6.44853    $ 8.25196          244
   01/01/2010 to 12/31/2010...........  $ 8.25196    $ 9.74555          244
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96040    $11.12645            0
   01/01/2007 to 12/31/2007...........  $11.12645    $12.00366            0
   01/01/2008 to 12/31/2008...........  $12.00366    $ 7.81416            0
   01/01/2009 to 12/31/2009...........  $ 7.81416    $10.13427        5,346
   01/01/2010 to 12/31/2010...........  $10.13427    $11.19842        2,187
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93197    $10.40413            0
   01/01/2007 to 12/31/2007...........  $10.40413    $11.80991            0
   01/01/2008 to 12/31/2008...........  $11.80991    $ 7.41859           84
   01/01/2009 to 12/31/2009...........  $ 7.41859    $ 9.09434        3,770
   01/01/2010 to 12/31/2010...........  $ 9.09434    $10.11535        4,353

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92929    $10.42395            6
   01/01/2007 to 12/31/2007...........  $10.42395    $10.56215          618
   01/01/2008 to 12/31/2008...........  $10.56215    $ 6.44504          615
   01/01/2009 to 12/31/2009...........  $ 6.44504    $ 8.82770          611
   01/01/2010 to 12/31/2010...........  $ 8.82770    $10.76122          608
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00004    $10.22826            0
   01/01/2007 to 12/31/2007...........  $10.22826    $10.58091            0
   01/01/2008 to 12/31/2008...........  $10.58091    $10.69657        1,194
   01/01/2009 to 12/31/2009...........  $10.69657    $10.57454       12,734
   01/01/2010 to 12/31/2010...........  $10.57454    $10.43133       44,817
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03599    $10.18041            0
   01/01/2007 to 12/31/2007...........  $10.18041    $10.35735          788
   01/01/2008 to 12/31/2008...........  $10.35735    $ 5.89784          788
   01/01/2009 to 12/31/2009...........  $ 5.89784    $ 8.18054        1,835
   01/01/2010 to 12/31/2010...........  $ 8.18054    $ 9.95836        1,676
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96524    $10.22343            0
   01/01/2007 to 12/31/2007...........  $10.22343    $12.32013          437
   01/01/2008 to 12/31/2008...........  $12.32013    $ 6.90324          434
   01/01/2009 to 12/31/2009...........  $ 6.90324    $ 8.83596        2,325
   01/01/2010 to 12/31/2010...........  $ 8.83596    $11.21291        2,096
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98828    $ 9.46681            0
   01/01/2007 to 12/31/2007...........  $ 9.46681    $11.08266          361
   01/01/2008 to 12/31/2008...........  $11.08266    $ 6.28024          359
   01/01/2009 to 12/31/2009...........  $ 6.28024    $ 7.59106          356
   01/01/2010 to 12/31/2010...........  $ 7.59106    $ 9.00349          354
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10160    $ 5.58092            0
   01/01/2009 to 12/31/2009...........  $ 5.58092    $ 9.16472        6,710
   01/01/2010 to 12/31/2010...........  $ 9.16472    $11.05102        8,528
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98046    $10.18961            0
   01/01/2007 to 12/31/2007...........  $10.18961    $10.73144          949
   01/01/2008 to 12/31/2008...........  $10.73144    $10.70113          949
   01/01/2009 to 12/31/2009...........  $10.70113    $11.63293        6,773
   01/01/2010 to 12/31/2010...........  $11.63293    $11.91959        6,128

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97151    $10.32251           10
   01/01/2007 to 12/31/2007...........  $10.32251    $11.02500        1,768
   01/01/2008 to 12/31/2008...........  $11.02500    $10.62715       10,644
   01/01/2009 to 12/31/2009...........  $10.62715    $12.21232       42,026
   01/01/2010 to 12/31/2010...........  $12.21232    $12.97337       40,521
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.43612            0
   01/01/2007 to 12/31/2007...........  $10.43612    $11.18870            0
   01/01/2008 to 12/31/2008...........  $11.18870    $ 8.88414       54,577
   01/01/2009 to 12/31/2009...........  $ 8.88414    $10.51711      159,437
   01/01/2010 to 12/31/2010...........  $10.51711    $11.46848      161,031
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95109    $10.75116            0
   01/01/2007 to 12/31/2007...........  $10.75116    $10.82276            0
   01/01/2008 to 12/31/2008...........  $10.82276    $ 6.54082            0
   01/01/2009 to 12/31/2009...........  $ 6.54082    $ 7.85814        2,454
   01/01/2010 to 12/31/2010...........  $ 7.85814    $ 8.91588        2,892
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98461    $10.59158            0
   01/01/2007 to 12/31/2007...........  $10.59158    $11.37624            0
   01/01/2008 to 12/31/2008...........  $11.37624    $ 7.83184        6,219
   01/01/2009 to 12/31/2009...........  $ 7.83184    $ 9.84094        6,975
   01/01/2010 to 12/31/2010...........  $ 9.84094    $10.85151        7,250
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90534    $ 9.93176            0
   01/01/2007 to 12/31/2007...........  $ 9.93176    $10.49426          102
   01/01/2008 to 12/31/2008...........  $10.49426    $ 6.72712          102
   01/01/2009 to 12/31/2009...........  $ 6.72712    $ 8.88374        1,520
   01/01/2010 to 12/31/2010...........  $ 8.88374    $11.95171        1,347
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99268    $10.48229            0
   01/01/2007 to 12/31/2007...........  $10.48229    $ 9.75710          638
   01/01/2008 to 12/31/2008...........  $ 9.75710    $ 6.76281        1,955
   01/01/2009 to 12/31/2009...........  $ 6.76281    $ 8.47029        1,160
   01/01/2010 to 12/31/2010...........  $ 8.47029    $10.52464        1,090
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96839    $10.64974            0
   01/01/2007 to 12/31/2007...........  $10.64974    $11.16603            0
   01/01/2008 to 12/31/2008...........  $11.16603    $ 8.15489       32,044
   01/01/2009 to 12/31/2009...........  $ 8.15489    $ 9.98350       61,724
   01/01/2010 to 12/31/2010...........  $ 9.98350    $10.98144       62,743

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98986    $10.31732            0
   01/01/2007 to 12/31/2007...........  $10.31732    $11.15551          786
   01/01/2008 to 12/31/2008...........  $11.15551    $10.73356          773
   01/01/2009 to 12/31/2009...........  $10.73356    $11.86785        2,645
   01/01/2010 to 12/31/2010...........  $11.86785    $12.37625        3,000
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94038    $10.48656            0
   01/01/2007 to 12/31/2007...........  $10.48656    $11.19260          723
   01/01/2008 to 12/31/2008...........  $11.19260    $ 6.56015          712
   01/01/2009 to 12/31/2009...........  $ 6.56015    $ 9.92267          706
   01/01/2010 to 12/31/2010...........  $ 9.92267    $11.33288        1,205
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14771    $ 9.84667           32
   01/01/2007 to 12/31/2007...........  $ 9.84667    $13.64363        2,839
   01/01/2008 to 12/31/2008...........  $13.64363    $ 6.72943        6,601
   01/01/2009 to 12/31/2009...........  $ 6.72943    $ 9.91164       20,614
   01/01/2010 to 12/31/2010...........  $ 9.91164    $11.77419       19,219
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94956    $11.03865           37
   01/01/2007 to 12/31/2007...........  $11.03865    $11.01375        1,005
   01/01/2008 to 12/31/2008...........  $11.01375    $ 6.81010          931
   01/01/2009 to 12/31/2009...........  $ 6.81010    $ 7.94241          925
   01/01/2010 to 12/31/2010...........  $ 7.94241    $ 8.80734          920
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99886    $ 9.98290            0
   01/01/2008 to 12/31/2008...........  $ 9.98290    $ 9.33187            0
   01/01/2009 to 12/31/2009...........  $ 9.33187    $10.27330       19,186
   01/01/2010 to 12/31/2010...........  $10.27330    $10.92164       12,716
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07818    $ 6.65502       54,335
   01/01/2009 to 12/31/2009...........  $ 6.65502    $ 8.53634      126,822
   01/01/2010 to 12/31/2010...........  $ 8.53634    $ 9.28051      125,139

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72335    $ 7.63028       267,837
   01/01/2009 to 12/31/2009...........  $ 7.63028    $ 9.34859     1,448,844
   01/01/2010 to 12/31/2010...........  $ 9.34859    $10.31243     1,890,984
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83756    $ 7.83651       410,795
   01/01/2009 to 12/31/2009...........  $ 7.83651    $ 9.74357     1,065,251
   01/01/2010 to 12/31/2010...........  $ 9.74357    $10.91538     1,244,044
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.44830    $ 6.54040         1,591
   01/01/2009 to 12/31/2009...........  $ 6.54040    $ 8.27579       106,324
   01/01/2010 to 12/31/2010...........  $ 8.27579    $ 9.34687       123,298
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82392    $ 6.02931         3,209
   01/01/2009 to 12/31/2009...........  $ 6.02931    $ 7.35383        93,406
   01/01/2010 to 12/31/2010...........  $ 7.35383    $ 8.20464       135,622
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61253    $ 6.68664         7,508
   01/01/2009 to 12/31/2009...........  $ 6.68664    $ 7.85195        61,439
   01/01/2010 to 12/31/2010...........  $ 7.85195    $ 8.73274        90,040
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.07540    $ 6.98402         4,142
   01/01/2009 to 12/31/2009...........  $ 6.98402    $ 8.10380        72,171
   01/01/2010 to 12/31/2010...........  $ 8.10380    $ 9.08951        88,602
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80042    $ 7.93788       297,217
   01/01/2009 to 12/31/2009...........  $ 7.93788    $ 9.64261     2,080,381
   01/01/2010 to 12/31/2010...........  $ 9.64261    $10.66999     3,078,933

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 9.40889             0
   01/01/2010 to 12/31/2010...........  $ 9.40889    $10.25033             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.07153           166
   01/01/2009 to 12/31/2009...........  $12.07153    $11.17358             0
   01/01/2010 to 12/31/2010...........  $11.17358    $12.23975             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.14063           456
   01/01/2009 to 12/31/2009...........  $12.14063    $11.04013         3,179
   01/01/2010 to 12/31/2010...........  $11.04013    $12.11276             0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 8.81766             0
   01/01/2010 to 12/31/2010...........  $ 8.81766    $ 9.71629        29,400
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99837    $11.04436        11,735
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70042    $ 7.35768       104,972
   01/01/2009 to 12/31/2009...........  $ 7.35768    $ 9.08512     1,391,280
   01/01/2010 to 12/31/2010...........  $ 9.08512    $10.14802     1,949,878
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09932    $ 6.70558        31,267
   01/01/2009 to 12/31/2009...........  $ 6.70558    $ 8.38031       510,348
   01/01/2010 to 12/31/2010...........  $ 8.38031    $ 9.44069       604,808
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08114    $ 7.35525         6,399
   01/01/2009 to 12/31/2009...........  $ 7.35525    $ 8.94137       710,037
   01/01/2010 to 12/31/2010...........  $ 8.94137    $ 9.85912       876,483
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.59840    $ 6.12347           488
   01/01/2009 to 12/31/2009...........  $ 6.12347    $ 7.95926        48,134
   01/01/2010 to 12/31/2010...........  $ 7.95926    $10.09166        49,938
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 7.94983    $ 7.77774             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.74117    $ 6.01124         2,171
   01/01/2009 to 12/31/2009...........  $ 6.01124    $ 7.85687        28,473
   01/01/2010 to 12/31/2010...........  $ 7.85687    $10.26015        34,068
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10365    $ 7.51563        10,741
   01/01/2009 to 12/31/2009...........  $ 7.51563    $ 8.97650        94,153
   01/01/2010 to 12/31/2010...........  $ 8.97650    $10.02218       105,837
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75357    $ 7.27517        69,413
   01/01/2009 to 12/31/2009...........  $ 7.27517    $ 8.87719       332,623
   01/01/2010 to 12/31/2010...........  $ 8.87719    $10.00230       474,324
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.55542    $ 6.61574        43,302
   01/01/2009 to 12/31/2009...........  $ 6.61574    $ 8.21100       649,862
   01/01/2010 to 12/31/2010...........  $ 8.21100    $ 9.62824     1,024,195
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99878    $ 7.47907         7,132
   01/01/2009 to 11/13/2009...........  $ 7.47907    $ 8.37764             0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17546    $ 6.11844             0
   01/01/2009 to 12/31/2009...........  $ 6.11844    $ 8.14381        25,045
   01/01/2010 to 12/31/2010...........  $ 8.14381    $ 9.64413        35,409
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.30860    $ 6.78433         3,944
   01/01/2009 to 12/31/2009...........  $ 6.78433    $ 9.98592        70,769
   01/01/2010 to 12/31/2010...........  $ 9.98592    $10.85057        99,315
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49471    $ 6.77623         8,178
   01/01/2009 to 12/31/2009...........  $ 6.77623    $10.48781        76,995
   01/01/2010 to 12/31/2010...........  $10.48781    $12.38123       102,984
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03366    $ 7.64561         2,423
   01/01/2009 to 12/31/2009...........  $ 7.64561    $ 9.55496        54,289
   01/01/2010 to 12/31/2010...........  $ 9.55496    $11.93357        60,770

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57290    $ 7.83540        2,299
   01/01/2009 to 12/31/2009...........  $ 7.83540    $10.46419       37,304
   01/01/2010 to 12/31/2010...........  $10.46419    $11.70145       43,867
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11184    $ 7.14813        7,915
   01/01/2009 to 12/31/2009...........  $ 7.14813    $ 8.92055      202,187
   01/01/2010 to 12/31/2010...........  $ 8.92055    $10.00306      337,015
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08932    $ 7.62474       22,897
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.26866      380,849
   01/01/2010 to 12/31/2010...........  $ 9.26866    $10.19072      594,281
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10512    $ 6.10680        5,941
   01/01/2009 to 12/31/2009...........  $ 6.10680    $ 8.13975       46,764
   01/01/2010 to 12/31/2010...........  $ 8.13975    $ 9.18212       64,939
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27851    $ 6.96767        4,797
   01/01/2009 to 12/31/2009...........  $ 6.96767    $ 8.95840       40,435
   01/01/2010 to 12/31/2010...........  $ 8.95840    $ 9.80419       48,810
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99878    $10.74996      937,888
   01/01/2009 to 12/31/2009...........  $10.74996    $11.78825      242,698
   01/01/2010 to 12/31/2010...........  $11.78825    $12.86966       68,454
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85474    $ 8.60156      192,421
   01/01/2009 to 12/31/2009...........  $ 8.60156    $10.34049      560,319
   01/01/2010 to 12/31/2010...........  $10.34049    $10.93339      630,666
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08417    $10.29296          207
   01/01/2010 to 12/31/2010...........  $10.29296    $11.28842        7,330
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14555    $10.30277        2,881
   01/01/2010 to 12/31/2010...........  $10.30277    $11.54366        7,672
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37741    $ 6.59757        6,402
   01/01/2009 to 12/31/2009...........  $ 6.59757    $ 8.83238      122,682
   01/01/2010 to 12/31/2010...........  $ 8.83238    $ 9.32582      180,517

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97191    $ 6.07526        3,266
   01/01/2009 to 12/31/2009...........  $ 6.07526    $ 7.14882       25,743
   01/01/2010 to 12/31/2010...........  $ 7.14882    $ 7.97004       23,706
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72819    $ 8.29284        4,561
   01/01/2009 to 12/31/2009...........  $ 8.29284    $10.99748       69,598
   01/01/2010 to 12/31/2010...........  $10.99748    $12.28850       80,048
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42496    $ 6.43168       14,029
   01/01/2009 to 12/31/2009...........  $ 6.43168    $ 8.22245      110,045
   01/01/2010 to 12/31/2010...........  $ 8.22245    $ 9.70112      123,126
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93868    $ 7.79348          450
   01/01/2009 to 12/31/2009...........  $ 7.79348    $10.09751       37,756
   01/01/2010 to 12/31/2010...........  $10.09751    $11.14683       52,527
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.77734    $ 7.39900          924
   01/01/2009 to 12/31/2009...........  $ 7.39900    $ 9.06133       23,462
   01/01/2010 to 12/31/2010...........  $ 9.06133    $10.06879       30,167
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.76425    $ 6.42811        1,781
   01/01/2009 to 12/31/2009...........  $ 6.42811    $ 8.79579       36,001
   01/01/2010 to 12/31/2010...........  $ 8.79579    $10.71178       40,534
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.58626    $10.66843       98,329
   01/01/2009 to 12/31/2009...........  $10.66843    $10.53641      165,957
   01/01/2010 to 12/31/2010...........  $10.53641    $10.38330      153,374
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.38007    $ 5.88237        4,751
   01/01/2009 to 12/31/2009...........  $ 5.88237    $ 8.15096       47,142
   01/01/2010 to 12/31/2010...........  $ 8.15096    $ 9.91264       61,138
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85566    $ 6.88496        1,416
   01/01/2009 to 12/31/2009...........  $ 6.88496    $ 8.80389       30,700
   01/01/2010 to 12/31/2010...........  $ 8.80389    $11.16124       41,167
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.60826    $ 6.26360            0
   01/01/2009 to 12/31/2009...........  $ 6.26360    $ 7.56354       58,111
   01/01/2010 to 12/31/2010...........  $ 7.56354    $ 8.96219       69,168

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10152    $ 5.57838           676
   01/01/2009 to 12/31/2009...........  $ 5.57838    $ 9.15161        95,127
   01/01/2010 to 12/31/2010...........  $ 9.15161    $11.02430       157,294
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01241    $10.67302        12,467
   01/01/2009 to 12/31/2009...........  $10.67302    $11.59095        65,950
   01/01/2010 to 12/31/2010...........  $11.59095    $11.86479       101,552
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.29409    $10.59906        59,422
   01/01/2009 to 12/31/2009...........  $10.59906    $12.16820       657,223
   01/01/2010 to 12/31/2010...........  $12.16820    $12.91362       882,950
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.92996    $ 8.86059       102,585
   01/01/2009 to 12/31/2009...........  $ 8.86059    $10.47883     1,259,108
   01/01/2010 to 12/31/2010...........  $10.47883    $11.41546     1,554,207
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.94163    $ 6.52358         8,068
   01/01/2009 to 12/31/2009...........  $ 6.52358    $ 7.82975        14,358
   01/01/2010 to 12/31/2010...........  $ 7.82975    $ 8.87493        17,621
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72987    $ 7.81125        38,731
   01/01/2009 to 12/31/2009...........  $ 7.81125    $ 9.80559       324,820
   01/01/2010 to 12/31/2010...........  $ 9.80559    $10.80184       483,337
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.39601    $ 6.70943           705
   01/01/2009 to 12/31/2009...........  $ 6.70943    $ 8.85160        23,551
   01/01/2010 to 12/31/2010...........  $ 8.85160    $11.89669        26,640
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.06784    $ 6.74497         4,783
   01/01/2009 to 12/31/2009...........  $ 6.74497    $ 8.43952        13,998
   01/01/2010 to 12/31/2010...........  $ 8.43952    $10.47614        15,772
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.62909    $ 8.13342       143,354
   01/01/2009 to 12/31/2009...........  $ 8.13342    $ 9.94750     1,082,792
   01/01/2010 to 12/31/2010...........  $ 9.94750    $10.93099     1,384,417

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.40359    $10.70540        24,075
   01/01/2009 to 12/31/2009...........  $10.70540    $11.82496        52,543
   01/01/2010 to 12/31/2010...........  $11.82496    $12.31945        62,326
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97292    $ 6.54278           426
   01/01/2009 to 12/31/2009...........  $ 6.54278    $ 9.88646        78,202
   01/01/2010 to 12/31/2010...........  $ 9.88646    $11.28037       103,537
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.26755    $ 6.71168         9,644
   01/01/2009 to 12/31/2009...........  $ 6.71168    $ 9.87571        98,844
   01/01/2010 to 12/31/2010...........  $ 9.87571    $11.71991       142,687
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.28356    $ 6.79217         2,459
   01/01/2009 to 12/31/2009...........  $ 6.79217    $ 7.91375         7,430
   01/01/2010 to 12/31/2010...........  $ 7.91375    $ 8.76694         8,147
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23951    $ 9.32157         6,113
   01/01/2009 to 12/31/2009...........  $ 9.32157    $10.25191       176,679
   01/01/2010 to 12/31/2010...........  $10.25191    $10.88804       214,187
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07816    $ 6.65060       189,020
   01/01/2009 to 12/31/2009...........  $ 6.65060    $ 8.52218     1,040,630
   01/01/2010 to 12/31/2010...........  $ 8.52218    $ 9.25603     1,340,982

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.55%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $7.62935    $ 9.33172     2,150,966
   01/01/2010 to 12/31/2010...........   $9.33172    $10.28882     2,575,846
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........   $7.83518    $ 9.72595       713,971
   01/01/2010 to 12/31/2010...........   $9.72595    $10.89021       874,964
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.48836    $ 8.26091       194,411
   01/01/2010 to 12/31/2010...........   $8.26091    $ 9.32545       210,936
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........   $5.72417    $ 7.34030        79,459
   01/01/2010 to 12/31/2010...........   $7.34030    $ 8.18554       107,239
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.47809    $ 7.83769        57,631
   01/01/2010 to 12/31/2010...........   $7.83769    $ 8.71263        77,727
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.51646    $ 8.08917        43,136
   01/01/2010 to 12/31/2010...........   $8.08917    $ 9.06867        66,566
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $7.98281    $ 9.62505     3,063,742
   01/01/2010 to 12/31/2010...........   $9.62505    $10.64526     3,682,992
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........   $9.69045    $ 9.40418             0
   01/01/2010 to 12/31/2010...........   $9.40418    $10.24014             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.40647    $11.16301             0
   01/01/2010 to 12/31/2010...........  $11.16301    $12.22219             0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.36722    $11.02965             0
   01/01/2010 to 12/31/2010...........  $11.02965    $12.09526             0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.38208    $ 8.81338             0
   01/01/2010 to 12/31/2010...........  $ 8.81338    $ 9.70680             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99831    $11.03896             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.36809    $ 9.06844     2,083,500
   01/01/2010 to 12/31/2010...........  $ 9.06844    $10.12452     2,802,840
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.79435    $ 8.37330       370,215
   01/01/2010 to 12/31/2010...........  $ 8.37330    $ 9.42811       570,272
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.48617    $ 8.93400       536,030
   01/01/2010 to 12/31/2010...........  $ 8.93400    $ 9.84613       831,731
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.24469    $ 7.94483        16,815
   01/01/2010 to 12/31/2010...........  $ 7.94483    $10.06834        44,201
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.00647    $ 7.84248        57,873
   01/01/2010 to 12/31/2010...........  $ 7.84248    $10.23628        43,370
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.48516    $ 8.96936       223,011
   01/01/2010 to 12/31/2010...........  $ 8.96936    $10.00929       273,406
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.18902    $ 8.86111     1,105,631
   01/01/2010 to 12/31/2010...........  $ 8.86111    $ 9.97923     1,387,358
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.70740    $ 8.19609       646,698
   01/01/2010 to 12/31/2010...........  $ 8.19609    $ 9.60610       804,993

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.73661    $ 8.13797        17,240
   01/01/2010 to 12/31/2010...........  $ 8.13797    $ 9.63255        32,735
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77091    $ 9.96770       154,802
   01/01/2010 to 12/31/2010...........  $ 9.96770    $10.82533       158,834
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.78103    $10.46870       142,166
   01/01/2010 to 12/31/2010...........  $10.46870    $12.35275       135,150
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42095    $ 9.54810        73,435
   01/01/2010 to 12/31/2010...........  $ 9.54810    $11.91907        79,799
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.32897    $10.44540        70,653
   01/01/2010 to 12/31/2010...........  $10.44540    $11.67447       101,020
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28019    $ 8.91307       373,383
   01/01/2010 to 12/31/2010...........  $ 8.91307    $ 9.98987       513,492
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.79957    $ 9.26113       812,786
   01/01/2010 to 12/31/2010...........  $ 9.26113    $10.17744     1,042,665
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.18704    $ 8.12488        54,223
   01/01/2010 to 12/31/2010...........  $ 8.12488    $ 9.16080        53,039
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.87958    $ 8.94211        52,523
   01/01/2010 to 12/31/2010...........  $ 8.94211    $ 9.78154        50,490
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.79830    $11.77700       559,979
   01/01/2010 to 12/31/2010...........  $11.77700    $12.85096       264,802
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.88465    $10.32164       780,192
   01/01/2010 to 12/31/2010...........  $10.32164    $10.90809       784,859

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08412    $10.29227          919
   01/01/2010 to 12/31/2010...........  $10.29227    $11.28218        4,167
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14551    $10.30208        1,196
   01/01/2010 to 12/31/2010...........  $10.30208    $11.53709        8,663
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.54645    $ 8.81640      115,193
   01/01/2010 to 12/31/2010...........  $ 8.81640    $ 9.30432      194,754
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.61843    $ 7.13569       74,352
   01/01/2010 to 12/31/2010...........  $ 7.13569    $ 7.95146       75,923
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.08159    $10.97774       42,694
   01/01/2010 to 12/31/2010...........  $10.97774    $12.26034       61,460
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.43574    $ 8.20734      141,702
   01/01/2010 to 12/31/2010...........  $ 8.20734    $ 9.67845      178,562
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.56796    $10.07929       55,620
   01/01/2010 to 12/31/2010...........  $10.07929    $11.12120       75,614
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43687    $ 9.04493       36,854
   01/01/2010 to 12/31/2010...........  $ 9.04493    $10.04560       45,607
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.60199    $ 8.77984       46,606
   01/01/2010 to 12/31/2010...........  $ 8.77984    $10.68701       61,888
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.61957    $10.51751      211,045
   01/01/2010 to 12/31/2010...........  $10.51751    $10.35969      214,120
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.98691    $ 8.13599       58,958
   01/01/2010 to 12/31/2010...........  $ 8.13599    $ 9.88948       87,635
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06533    $ 8.78786       59,462
   01/01/2010 to 12/31/2010...........  $ 8.78786    $11.13543       85,266

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19289    $ 7.54954        50,286
   01/01/2010 to 12/31/2010...........  $ 7.54954    $ 8.94111        91,105
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19150    $ 9.14495        96,285
   01/01/2010 to 12/31/2010...........  $ 9.14495    $11.01080       178,201
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.98561    $11.56999        63,137
   01/01/2010 to 12/31/2010...........  $11.56999    $11.83776        74,666
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.93175    $12.14622       586,106
   01/01/2010 to 12/31/2010...........  $12.14622    $12.88400       825,811
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.99736    $10.45993     1,594,790
   01/01/2010 to 12/31/2010...........  $10.45993    $11.38917     1,966,370
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.12722    $ 7.81555        32,499
   01/01/2010 to 12/31/2010...........  $ 7.81555    $ 8.85453        48,270
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.93733    $ 9.78770       406,471
   01/01/2010 to 12/31/2010...........  $ 9.78770    $10.77678       658,939
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.70796    $ 8.83559        27,085
   01/01/2010 to 12/31/2010...........  $ 8.83559    $11.86932        54,733
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.46967    $ 8.42432        63,865
   01/01/2010 to 12/31/2010...........  $ 8.42432    $10.45223        66,125
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.17622    $ 9.92935     1,629,869
   01/01/2010 to 12/31/2010...........  $ 9.92935    $10.90571     2,057,043
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.60843    $11.80367        41,934
   01/01/2010 to 12/31/2010...........  $11.80367    $12.29119        73,954
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.46143    $ 9.86862        92,324
   01/01/2010 to 12/31/2010...........  $ 9.86862    $11.25440       131,302

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.35538    $ 9.85783       220,418
   01/01/2010 to 12/31/2010...........  $ 9.85783    $11.69296       312,377
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.23009    $ 7.89930        47,189
   01/01/2010 to 12/31/2010...........  $ 7.89930    $ 8.74662        42,445
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.47485    $10.24119       133,103
   01/01/2010 to 12/31/2010...........  $10.24119    $10.87128       225,008
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.66160    $ 8.51531       709,795
   01/01/2010 to 12/31/2010...........  $ 8.51531    $ 9.24408     1,005,878

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY OR HAV
                      AND HD GRO OR HD GRO 60 BPS (1.75%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251      296,477
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443      600,202
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029      690,422
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448      799,056
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462      806,904
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624          986
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462       83,485
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498      220,600
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571      369,600
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033      438,441
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737          986
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345       13,784
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753       13,782
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       22,545
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       22,005
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626            0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707        4,714
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961        4,814
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736        6,506
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059        3,203
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269        5,583
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118       12,477
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286       12,151

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064            0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865          782
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814          781
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080        6,085
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        6,133
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       17,026
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387       62,593
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566      294,740
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557      575,103
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773      604,407
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572            0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396            0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056            0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286            0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780            0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604            0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876        1,486
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729        6,259
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086      109,873
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120      334,352
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917      337,787
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313      451,541
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170      499,833
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446       50,953
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595       77,171
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899       79,316

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315       10,314
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471       48,728
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462       48,886
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318           34
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033          203
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313          202
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735          165
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588          278
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147           20
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578          940
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478            0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864          369
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180          367
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612          832
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271          360
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322            0
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974        5,524
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667        5,317
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216        8,973
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519       65,964
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737      179,253
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712      241,871
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773      247,345
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127            0
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901       53,457
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207      168,928
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678      256,354
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787      292,307
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065        7,730
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460            0
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906           60
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125        5,896
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972        5,299
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        6,378
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        3,409
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401           41
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909          545
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180        6,242
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        4,065
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        4,433
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067        1,582
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158        2,472
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400          709
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        7,853
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,755
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625        2,904
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380        3,054
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736        3,349
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       41,374
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      100,308
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      106,820
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171           20
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345          938
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655          937
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631          926
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693          924

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454           20
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772          206
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187          543
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760          525
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193          170
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      305,593
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      118,263
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       87,294
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381       29,314
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      224,911
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      340,120
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      395,985
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967            0
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945            0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148        1,007
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690        4,216
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421        4,608
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281       12,553
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909        8,811
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919            0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565          182
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521        4,914
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407        4,584
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845        4,425
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669            0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227            0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823            0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824        4,049
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768        3,777

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374            0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918            0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917        6,023
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798        5,625
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964        5,074
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079            0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449            0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226            0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657        1,464
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926        2,575
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005            0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189            0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047            0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986        3,172
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374        5,925
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638          415
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897            0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994          195
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840       13,341
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       23,672
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       24,268
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678           40
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756        2,221
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357        2,692
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        5,882
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        5,031
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905        1,265
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966        1,261
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        2,766
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        3,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486           22
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865          131
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235          209
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,076
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        2,872
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        5,826
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795        8,612
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612            0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960            0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295          148
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658        1,620
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926        6,589
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870           40
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160        6,009
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960       30,426
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880       65,080
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610       63,030
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199        6,955
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       51,293
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243      165,915
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444      312,015
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481      302,437
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630            0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050            0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081          616
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928        1,147
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355        1,278
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714            0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065          150
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997       28,016
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715       42,143
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818       43,829

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872            0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378            0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531            0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180          100
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047           80
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801            0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078        1,910
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059        2,949
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348        3,405
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634        1,232
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        3,766
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168      116,538
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989      169,999
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774      381,971
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580      453,599
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346           40
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132          344
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511        1,001
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854          755
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        1,010
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223            0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804          821
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978          821
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749        2,681
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143        2,027
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387            0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505          892
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754        1,029
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660        6,126
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555        6,341
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318           57
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037          339
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756        6,172
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238        1,223
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644          330

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580        1,988
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,374
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        5,721
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809    $ 6.63967       50,618
   01/01/2009 to 12/31/2009...........  $ 6.63967    $ 8.48729      188,039
   01/01/2010 to 12/31/2010...........  $ 8.48729    $ 9.19556      216,286

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39927    $10.98569       50,621
   01/01/2007 to 12/31/2007...........  $10.98569    $11.77245       52,178
   01/01/2008 to 12/31/2008...........  $11.77245    $ 7.87551       81,366
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124      459,255
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057      547,140
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14643    $10.64132        5,352
   01/01/2007 to 12/31/2007...........  $10.64132    $11.43460        5,703
   01/01/2008 to 12/31/2008...........  $11.43460    $ 7.87680       34,545
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519      131,788
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553      135,608
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63747    $11.34830            0
   01/01/2007 to 12/31/2007...........  $11.34830    $12.20009            0
   01/01/2008 to 12/31/2008...........  $12.20009    $ 6.90477        5,883
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257       23,967
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       15,158
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03110    $12.25615            0
   01/01/2007 to 12/31/2007...........  $12.25615    $11.59745            0
   01/01/2008 to 12/31/2008...........  $11.59745    $ 6.61400            0
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515       30,619
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968       36,104
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65822    $11.79214            0
   01/01/2007 to 12/31/2007...........  $11.79214    $12.16446            0
   01/01/2008 to 12/31/2008...........  $12.16446    $ 7.08000            0
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       15,497
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       14,804

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.72581    $11.82754            0
   01/01/2007 to 12/31/2007...........  $11.82754    $11.59346            0
   01/01/2008 to 12/31/2008...........  $11.59346    $ 7.42411            0
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067       27,509
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667       30,823
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34964    $10.87782       25,499
   01/01/2007 to 12/31/2007...........  $10.87782    $11.64277       24,633
   01/01/2008 to 12/31/2008...........  $11.64277    $ 8.14626       34,831
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682      514,826
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424      623,828
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189            0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740        2,716
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       13,607
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626        2,440
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660        9,277
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397        2,796
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306            0
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023      124,160
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110      119,889
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51837    $11.16214       84,776
   01/01/2007 to 12/31/2007...........  $11.16214    $12.01860       83,475
   01/01/2008 to 12/31/2008...........  $12.01860    $ 7.67349      163,098
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787      756,117
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081      841,809
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783        6,753
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       98,458
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197      216,833

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582        3,160
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278       62,367
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608      188,331
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.14998    $16.09509            0
   01/01/2007 to 12/31/2007...........  $16.09509    $12.64447            0
   01/01/2008 to 12/31/2008...........  $12.64447    $ 8.05893            0
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374          769
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        4,215
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.25302    $11.76968            0
   01/01/2007 to 12/31/2007...........  $11.76968    $ 9.49700            0
   01/01/2008 to 07/18/2008...........  $ 9.49700    $ 8.69104            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.19699    $12.11939            0
   01/01/2007 to 12/31/2007...........  $12.11939    $13.22558            0
   01/01/2008 to 12/31/2008...........  $13.22558    $ 7.25607        1,551
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657          419
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759          552
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581        2,850
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773       32,521
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       34,121
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04664    $10.56241        2,702
   01/01/2007 to 12/31/2007...........  $10.56241    $11.25138        4,547
   01/01/2008 to 12/31/2008...........  $11.25138    $ 7.23357        8,653
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176       59,158
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      122,916
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16637    $10.46392        2,113
   01/01/2007 to 12/31/2007...........  $10.46392    $11.44013        2,112
   01/01/2008 to 12/31/2008...........  $11.44013    $ 6.65616       17,871
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      194,848
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      231,128
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564          830
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747            0
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        5,233
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158        6,010
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24704    $11.59121            0
   01/01/2007 to 12/31/2007...........  $11.59121    $12.96551            0
   01/01/2008 to 12/31/2008...........  $12.96551    $ 7.59977          454
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       16,802
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954       19,798
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12778    $11.01205            0
   01/01/2007 to 12/31/2007...........  $11.01205    $12.89631            0
   01/01/2008 to 12/31/2008...........  $12.89631    $ 7.49295          508
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       21,686
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365       27,187
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187            0
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032       20,133
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873       26,327
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.09677    $10.65578            0
   01/01/2007 to 12/31/2007...........  $10.65578    $10.71545            0
   01/01/2008 to 12/31/2008...........  $10.71545    $ 7.82946            0
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539        8,617
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106        8,821
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925        3,098
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       51,073
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       81,692
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464        3,655
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      169,953
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437      246,741
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99197    $10.59108            0
   01/01/2007 to 12/31/2007...........  $10.59108    $12.37266            0
   01/01/2008 to 12/31/2008...........  $12.37266    $ 6.04263            0
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       11,074
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442       17,704

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01012    $10.85384            0
   01/01/2007 to 12/31/2007...........  $10.85384    $12.54671            0
   01/01/2008 to 12/31/2008...........  $12.54671    $ 6.89463            0
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960        8,210
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       14,616
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068            0
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915            0
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.95216    $11.56456            0
   01/01/2007 to 12/31/2007...........  $11.56456    $11.56821            0
   01/01/2008 to 12/31/2008...........  $11.56821    $ 9.35251       39,119
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913       73,978
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468       48,426
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224        5,530
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12272    $12.81320            0
   01/01/2007 to 12/31/2007...........  $12.81320    $13.75995            0
   01/01/2008 to 12/31/2008...........  $13.75995    $ 7.91534          764
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484       27,364
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084       29,556
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09247    $12.24906            0
   01/01/2007 to 12/31/2007...........  $12.24906    $11.66043            0
   01/01/2008 to 12/31/2008...........  $11.66043    $ 6.69520          431
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       10,059
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,566
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.22221    $10.70056            0
   01/01/2007 to 12/31/2007...........  $10.70056    $11.13919            0
   01/01/2008 to 12/31/2008...........  $11.13919    $ 8.38953            0
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        6,692
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        6,398

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16512    $11.45220            0
   01/01/2007 to 12/31/2007...........  $11.45220    $12.91932            0
   01/01/2008 to 12/31/2008...........  $12.91932    $ 7.14281            0
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       38,033
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       44,092
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45716    $12.75677            0
   01/01/2007 to 12/31/2007...........  $12.75677    $13.69463            0
   01/01/2008 to 12/31/2008...........  $13.69463    $ 8.87094          222
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        4,567
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852       11,176
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06858    $11.55696            0
   01/01/2007 to 12/31/2007...........  $11.55696    $13.05382            0
   01/01/2008 to 12/31/2008...........  $13.05382    $ 8.15973            0
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        7,371
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        7,855
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07117    $11.58488            0
   01/01/2007 to 12/31/2007...........  $11.58488    $11.68066            0
   01/01/2008 to 12/31/2008...........  $11.68066    $ 7.09254            0
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687        4,858
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633        5,260
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99963    $10.19448            0
   01/01/2007 to 12/31/2007...........  $10.19448    $10.49408            0
   01/01/2008 to 12/31/2008...........  $10.49408    $10.55683            0
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554        4,216
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444        3,814
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.67846    $11.80784            0
   01/01/2007 to 12/31/2007...........  $11.80784    $11.95373            0
   01/01/2008 to 12/31/2008...........  $11.95373    $ 6.77336            0
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       12,468
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       18,504
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.38451    $12.66399            0
   01/01/2007 to 12/31/2007...........  $12.66399    $15.18589            0
   01/01/2008 to 12/31/2008...........  $15.18589    $ 8.46708        1,290
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443        1,654
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848        1,255

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52092    $10.88374            0
   01/01/2007 to 12/31/2007...........  $10.88374    $12.67848            0
   01/01/2008 to 12/31/2008...........  $12.67848    $ 7.14915            0
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       19,993
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       24,756
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843            0
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       32,359
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854       41,589
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04974    $10.22695            0
   01/01/2007 to 12/31/2007...........  $10.22695    $10.71750            0
   01/01/2008 to 12/31/2008...........  $10.71750    $10.63495            0
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428        1,394
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999        1,551
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97111    $10.28859            0
   01/01/2007 to 12/31/2007...........  $10.28859    $10.93452            0
   01/01/2008 to 12/31/2008...........  $10.93452    $10.48811        1,503
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359      123,840
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844      157,774
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.20074    $10.63282        3,533
   01/01/2007 to 12/31/2007...........  $10.63282    $11.34340        3,353
   01/01/2008 to 12/31/2008...........  $11.34340    $ 8.96271        6,284
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805       87,109
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      157,813
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65212    $11.47106            0
   01/01/2007 to 12/31/2007...........  $11.47106    $11.49052            0
   01/01/2008 to 12/31/2008...........  $11.49052    $ 6.91030            0
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135            0
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48067    $11.08163            0
   01/01/2007 to 12/31/2007...........  $11.08163    $11.84385            0
   01/01/2008 to 12/31/2008...........  $11.84385    $ 8.11373        9,161
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       99,514
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210      203,870

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90494    $ 9.89897            0
   01/01/2007 to 12/31/2007...........  $ 9.89897    $10.40798            0
   01/01/2008 to 12/31/2008...........  $10.40798    $ 6.63894          301
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        2,940
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        3,581
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.97289    $12.51865            0
   01/01/2007 to 12/31/2007...........  $12.51865    $11.59499            0
   01/01/2008 to 12/31/2008...........  $11.59499    $ 7.99717          934
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698        2,982
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368        3,324
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71510    $11.41015            0
   01/01/2007 to 12/31/2007...........  $11.41015    $11.90429        3,088
   01/01/2008 to 12/31/2008...........  $11.90429    $ 8.65127        9,217
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      203,180
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      287,813
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.55493    $ 9.83592            0
   01/01/2007 to 12/31/2007...........  $ 9.83592    $10.58257            0
   01/01/2008 to 12/31/2008...........  $10.58257    $10.13233            0
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        7,204
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        8,258
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93997    $10.45186            0
   01/01/2007 to 12/31/2007...........  $10.45186    $11.10054            0
   01/01/2008 to 12/31/2008...........  $11.10054    $ 6.47415        1,670
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       17,808
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       26,220
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.77422    $13.32198            0
   01/01/2007 to 12/31/2007...........  $13.32198    $18.36788            0
   01/01/2008 to 12/31/2008...........  $18.36788    $ 9.01490        1,265
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       15,189
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       17,006
AST VALUE PORTFOLIO FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.55276    $12.77562            0
   01/01/2007 to 12/31/2007...........  $12.77562    $12.68399            0
   01/01/2008 to 12/31/2008...........  $12.68399    $ 7.80431            0
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722        4,729
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424       10,725

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99845    $ 9.97679            0
   01/01/2008 to 12/31/2008...........  $ 9.97679    $ 9.28052            0
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667       52,562
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520       63,085
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       21,666
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640      264,331
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945      380,177

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION
 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT 5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.00%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39507    $10.97421      145,431
   01/01/2007 to 12/31/2007...........  $10.97421    $11.74849      337,408
   01/01/2008 to 12/31/2008...........  $11.74849    $ 7.85173      243,918
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274      238,866
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792      222,857
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14523    $10.63315          988
   01/01/2007 to 12/31/2007...........  $10.63315    $11.41460       16,538
   01/01/2008 to 12/31/2008...........  $11.41460    $ 7.85527       10,342
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908       12,060
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459       14,583
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63310    $11.33625            0
   01/01/2007 to 12/31/2007...........  $11.33625    $12.17518            0
   01/01/2008 to 12/31/2008...........  $12.17518    $ 6.88390            0
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769            0
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01876    $12.23446            0
   01/01/2007 to 12/31/2007...........  $12.23446    $11.56559            0
   01/01/2008 to 12/31/2008...........  $11.56559    $ 6.58939            0
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756          689
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911          627
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64625    $11.77136            0
   01/01/2007 to 12/31/2007...........  $11.77136    $12.13101            0
   01/01/2008 to 12/31/2008...........  $12.13101    $ 7.05356            0
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220            0
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71391    $11.80673            0
   01/01/2007 to 12/31/2007...........  $11.80673    $11.56160            0
   01/01/2008 to 12/31/2008...........  $11.56160    $ 7.39638            0
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022          651
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202          637
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34548    $10.86648       43,012
   01/01/2007 to 12/31/2007...........  $10.86648    $11.61914       49,522
   01/01/2008 to 12/31/2008...........  $11.61914    $ 8.12177       57,040
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762       99,800
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044       93,285
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266            0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642            0
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804            0
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513            0
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579            0
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441            0
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130        1,563
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51414    $11.15035      128,777
   01/01/2007 to 12/31/2007...........  $11.15035    $11.99410      115,410
   01/01/2008 to 12/31/2008...........  $11.99410    $ 7.65036       74,751
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019       74,893
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844       78,216
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342            0
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169            0
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101           0
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828           0
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060           0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.13532    $16.06675           0
   01/01/2007 to 12/31/2007...........  $16.06675    $12.60975           0
   01/01/2008 to 12/31/2008...........  $12.60975    $ 8.02896           0
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472           0
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236           0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24045    $11.74897           0
   01/01/2007 to 12/31/2007...........  $11.74897    $ 9.47088           0
   01/01/2008 to 07/18/2008...........  $ 9.47088    $ 8.66249           0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.18344    $12.09814           0
   01/01/2007 to 12/31/2007...........  $12.09814    $13.18937           0
   01/01/2008 to 12/31/2008...........  $13.18937    $ 7.22906           0
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232         514
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815         409
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088           0
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312           0
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157           0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04545    $10.55436         518
   01/01/2007 to 12/31/2007...........  $10.55436    $11.23166       4,861
   01/01/2008 to 12/31/2008...........  $11.23166    $ 7.21381       5,666
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       6,348
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       6,519
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16515    $10.45581         487
   01/01/2007 to 12/31/2007...........  $10.45581    $11.42010       7,282
   01/01/2008 to 12/31/2008...........  $11.42010    $ 6.63806       4,342
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841       4,941
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644       6,660
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235           0
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468           0
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576         436
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851         175
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.23457    $11.57079           0
   01/01/2007 to 12/31/2007...........  $11.57079    $12.92987           0
   01/01/2008 to 12/31/2008...........  $12.92987    $ 7.57143           0
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988         520
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104         506
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11533    $10.99262           0
   01/01/2007 to 12/31/2007...........  $10.99262    $12.86093           0
   01/01/2008 to 12/31/2008...........  $12.86093    $ 7.46504           0
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714         437
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650         350
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852           0
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684           0
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052           0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.08544    $10.63693           0
   01/01/2007 to 12/31/2007...........  $10.63693    $10.68590           0
   01/01/2008 to 12/31/2008...........  $10.68590    $ 7.80022           0
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610           0
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495           0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455           0
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741           0
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243           0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959       2,526
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270       2,886
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774       2,886
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99189    $10.58416           0
   01/01/2007 to 12/31/2007...........  $10.58416    $12.35238           0
   01/01/2008 to 12/31/2008...........  $12.35238    $ 6.02671           0
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362           0
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01004    $10.84662           0
   01/01/2007 to 12/31/2007...........  $10.84662    $12.52596           0
   01/01/2008 to 12/31/2008...........  $12.52596    $ 6.87641           0
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761           0
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113           0
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083           0
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692           0
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549           0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.93985    $11.54409           0
   01/01/2007 to 12/31/2007...........  $11.54409    $11.53629         243
   01/01/2008 to 12/31/2008...........  $11.53629    $ 9.31756       4,381
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647       4,959
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786       5,951
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632           0
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615           0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10914    $12.79052           0
   01/01/2007 to 12/31/2007...........  $12.79052    $13.72201           0
   01/01/2008 to 12/31/2008...........  $13.72201    $ 7.88578           0
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517           0
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780           0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07993    $12.22726           0
   01/01/2007 to 12/31/2007...........  $12.22726    $11.62816           0
   01/01/2008 to 12/31/2008...........  $11.62816    $ 6.66999           0
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007           0
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458           0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.21082    $10.68176           0
   01/01/2007 to 12/31/2007...........  $10.68176    $11.10865           0
   01/01/2008 to 12/31/2008...........  $11.10865    $ 8.35835           0
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009         962
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448         386

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15276    $11.43214          0
   01/01/2007 to 12/31/2007...........  $11.43214    $12.88395          0
   01/01/2008 to 12/31/2008...........  $12.88395    $ 7.11622          0
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285          0
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849        544
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.44442    $12.73424          0
   01/01/2007 to 12/31/2007...........  $12.73424    $13.65679          0
   01/01/2008 to 12/31/2008...........  $13.65679    $ 8.83785          0
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455          0
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694          0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05617    $11.53646          0
   01/01/2007 to 12/31/2007...........  $11.53646    $13.01784          0
   01/01/2008 to 12/31/2008...........  $13.01784    $ 8.12919          0
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685          0
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423          0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05873    $11.56440          0
   01/01/2007 to 12/31/2007...........  $11.56440    $11.64848          0
   01/01/2008 to 12/31/2008...........  $11.64848    $ 7.06599          0
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124          0
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953          0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99955    $10.18783          0
   01/01/2007 to 12/31/2007...........  $10.18783    $10.47687          0
   01/01/2008 to 12/31/2008...........  $10.47687    $10.52918          0
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785          0
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.66544    $11.78698          0
   01/01/2007 to 12/31/2007...........  $11.78698    $11.92093          0
   01/01/2008 to 12/31/2008...........  $11.92093    $ 6.74815          0
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482        528
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042        426
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.37076    $12.64173          0
   01/01/2007 to 12/31/2007...........  $12.64173    $15.14430          0
   01/01/2008 to 12/31/2008...........  $15.14430    $ 8.43558          0
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369          0
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50804    $10.86446            0
   01/01/2007 to 12/31/2007...........  $10.86446    $12.64347            0
   01/01/2008 to 12/31/2008...........  $12.64347    $ 7.12239            0
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827            0
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591            0
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638          975
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213          391
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03889    $10.20929            0
   01/01/2007 to 12/31/2007...........  $10.20929    $10.68853            0
   01/01/2008 to 12/31/2008...........  $10.68853    $10.59575            0
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066            0
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376          358
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97103    $10.28172            0
   01/01/2007 to 12/31/2007...........  $10.28172    $10.91649            0
   01/01/2008 to 12/31/2008...........  $10.91649    $10.46055            0
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037            0
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19670    $10.62171       10,571
   01/01/2007 to 12/31/2007...........  $10.62171    $11.32027       23,473
   01/01/2008 to 12/31/2008...........  $11.32027    $ 8.93562       36,986
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580       36,754
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953       35,414
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64027    $11.45078            0
   01/01/2007 to 12/31/2007...........  $11.45078    $11.45877            0
   01/01/2008 to 12/31/2008...........  $11.45877    $ 6.88447            0
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238            0
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.46891    $11.06202            0
   01/01/2007 to 12/31/2007...........  $11.06202    $11.81124            0
   01/01/2008 to 12/31/2008...........  $11.81124    $ 8.08343        2,447
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749        1,763
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899        4,159

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90486    $ 9.89252            0
   01/01/2007 to 12/31/2007...........  $ 9.89252    $10.39092            0
   01/01/2008 to 12/31/2008...........  $10.39092    $ 6.62159            0
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297            0
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.95952    $12.49653            0
   01/01/2007 to 12/31/2007...........  $12.49653    $11.56307            0
   01/01/2008 to 12/31/2008...........  $11.56307    $ 7.96731            0
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002          490
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369          398
AST T. ROWE PRICE ASSET ALLOCATION
  PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70312    $11.38999            0
   01/01/2007 to 12/31/2007...........  $11.38999    $11.87148       23,402
   01/01/2008 to 12/31/2008...........  $11.87148    $ 8.61898        6,418
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975        9,574
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036       11,843
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.54430    $ 9.81863            0
   01/01/2007 to 12/31/2007...........  $ 9.81863    $10.55353            0
   01/01/2008 to 12/31/2008...........  $10.55353    $10.09452            0
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557            0
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93989    $10.44494            0
   01/01/2007 to 12/31/2007...........  $10.44494    $11.08230            0
   01/01/2008 to 12/31/2008...........  $11.08230    $ 6.45716            0
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941          591
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414          237
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.75887    $13.29851            0
   01/01/2007 to 12/31/2007...........  $13.29851    $18.31759            0
   01/01/2008 to 12/31/2008...........  $18.31759    $ 8.98133            0
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053          359
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981          144
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.53987    $12.75305            0
   01/01/2007 to 12/31/2007...........  $12.75305    $12.64902            0
   01/01/2008 to 12/31/2008...........  $12.64902    $ 7.77505            0
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434            0
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99837    $ 9.97564         0
   01/01/2008 to 12/31/2008...........  $ 9.97564    $ 9.27033         0
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552         0
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220         0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802    $ 6.62871         0
   01/01/2009 to 12/31/2009...........  $ 6.62871    $ 8.45254         0
   01/01/2010 to 12/31/2010...........  $ 8.45254    $ 9.13538         0

*  Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177            0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097           0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698           0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958       1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804       3,620
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224           0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376           0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257           0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       5,003
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784           0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981           0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609           0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971           0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552           0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007           0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223           0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371           0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219           0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127           0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201           0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199           0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958           0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442           0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932           0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905         364
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057           0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097           0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522       2,740

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036           0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618           0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682           0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021           0
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117           0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949           0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       1,599
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594           0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273           0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224           0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276           0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628           0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244           0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167           0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998         0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543         0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606         0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201         0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863         0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483         0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789         0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068         0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950         0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615         0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929         0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383         0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858         0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568         0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289         0
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963         0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164         0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944         0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941         0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232         0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302         0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678         0
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473         0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314         0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404         0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590         0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185         0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324         0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274         0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337          0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005          0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241          0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903          0
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164          0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759          0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966          0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903        323
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267          0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798          0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775          0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084          0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415          0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751          0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410          0
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973          0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357          0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528          0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701          0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395          0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575          0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260          0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075          0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648          0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209          0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601          0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860           0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653           0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361           0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       2,184
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003           0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499           0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569           0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976           0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744           0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555           0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064           0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317           0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784           0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409         878
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617           0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963           0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124           0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.75%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251      296,477
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443      600,202
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029      690,422
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448      799,056
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462      806,904
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624          986
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462       83,485
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498      220,600
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571      369,600
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033      438,441
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737          986
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345       13,784
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753       13,782
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       22,545
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       22,005
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626            0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707        4,714
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961        4,814
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736        6,506
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059        3,203
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269        5,583
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118       12,477
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286       12,151

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064            0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865          782
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814          781
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080        6,085
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        6,133
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       17,026
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387       62,593
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566      294,740
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557      575,103
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773      604,407
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572            0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396            0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056            0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286            0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780            0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604            0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876        1,486
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729        6,259
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086      109,873
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120      334,352
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917      337,787
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313      451,541
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170      499,833
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446       50,953
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595       77,171
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899       79,316

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315       10,314
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471       48,728
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462       48,886
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318           34
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033          203
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313          202
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735          165
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588          278
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147           20
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578          940
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478            0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864          369
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180          367
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612          832
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271          360
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322            0
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974        5,524
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667        5,317
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216        8,973
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519       65,964
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737      179,253
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712      241,871
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773      247,345
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127            0
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901       53,457
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207      168,928
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678      256,354
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787      292,307
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065        7,730
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460            0
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906           60
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125        5,896
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972        5,299
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        6,378
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        3,409
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401           41
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909          545
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180        6,242
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        4,065
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        4,433
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067        1,582
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158        2,472
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400          709
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        7,853
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,755
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625        2,904
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380        3,054
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736        3,349
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       41,374
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      100,308
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      106,820
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171           20
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345          938
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655          937
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631          926
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693          924

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454           20
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772          206
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187          543
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760          525
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193          170
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      305,593
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      118,263
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       87,294
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381       29,314
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      224,911
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      340,120
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      395,985
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967            0
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945            0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148        1,007
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690        4,216
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421        4,608
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281       12,553
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909        8,811
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919            0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565          182
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521        4,914
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407        4,584
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845        4,425
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669            0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227            0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823            0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824        4,049
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768        3,777

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374            0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918            0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917        6,023
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798        5,625
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964        5,074
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079            0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449            0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226            0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657        1,464
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926        2,575
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005            0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189            0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047            0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986        3,172
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374        5,925
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638          415
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897            0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994          195
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840       13,341
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       23,672
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       24,268
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678           40
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756        2,221
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357        2,692
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        5,882
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        5,031
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905        1,265
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966        1,261
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        2,766
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        3,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486           22
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865          131
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235          209
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,076
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        2,872
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        5,826
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795        8,612
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612            0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960            0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295          148
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658        1,620
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926        6,589
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870           40
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160        6,009
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960       30,426
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880       65,080
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610       63,030
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199        6,955
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       51,293
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243      165,915
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444      312,015
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481      302,437
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630            0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050            0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081          616
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928        1,147
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355        1,278
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714            0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065          150
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997       28,016
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715       42,143
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818       43,829

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872            0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378            0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531            0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180          100
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047           80
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801            0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078        1,910
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059        2,949
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348        3,405
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634        1,232
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        3,766
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168      116,538
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989      169,999
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774      381,971
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580      453,599
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346           40
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132          344
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511        1,001
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854          755
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        1,010
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223            0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804          821
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978          821
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749        2,681
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143        2,027
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387            0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505          892
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754        1,029
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660        6,126
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555        6,341
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318           57
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037          339
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756        6,172
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238        1,223
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644          330

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580        1,988
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,374
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        5,721
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809    $ 6.63967       50,618
   01/01/2009 to 12/31/2009...........  $ 6.63967    $ 8.48729      188,039
   01/01/2010 to 12/31/2010...........  $ 8.48729    $ 9.19556      216,286
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08897    $ 7.66740            0
   01/01/2009 to 12/31/2009...........  $ 7.66740    $ 9.16075            0
   01/01/2010 to 12/31/2010...........  $ 9.16075    $10.56629            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26798    $ 7.03865            0
   01/01/2009 to 12/31/2009...........  $ 7.03865    $ 9.04847            0
   01/01/2010 to 12/31/2010...........  $ 9.04847    $10.79503            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38568    $ 5.26922            0
   01/01/2009 to 12/31/2009...........  $ 5.26922    $ 5.95576            0
   01/01/2010 to 12/31/2010...........  $ 5.95576    $ 6.49311            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15190    $ 8.33164            0
   01/01/2009 to 12/31/2009...........  $ 8.33164    $ 9.78962            0
   01/01/2010 to 12/31/2010...........  $ 9.78962    $ 9.89495            0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16541    $ 6.09361            0
   01/01/2009 to 12/31/2009...........  $ 6.09361    $ 7.43189            0
   01/01/2010 to 12/31/2010...........  $ 7.43189    $ 9.03877            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11064    $ 6.71288            0
   01/01/2009 to 12/31/2009...........  $ 6.71288    $ 8.55914            0
   01/01/2010 to 12/31/2010...........  $ 8.55914    $ 9.52092            0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24142    $ 6.26824            0
   01/01/2009 to 12/31/2009...........  $ 6.26824    $ 7.35964            0
   01/01/2010 to 12/31/2010...........  $ 7.35964    $ 8.16578            0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07241    $ 6.19635            0
   01/01/2009 to 12/31/2009...........  $ 6.19635    $ 8.42323            0
   01/01/2010 to 12/31/2010...........  $ 8.42323    $10.63105            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18839    $ 6.46059         0
   01/01/2009 to 12/31/2009...........  $ 6.46059    $ 8.30972         0
   01/01/2010 to 12/31/2010...........  $ 8.30972    $ 9.83711         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25889    $ 5.51517         0
   01/01/2009 to 12/31/2009...........  $ 5.51517    $ 6.93246         0
   01/01/2010 to 12/31/2010...........  $ 6.93246    $ 8.49560         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11354    $ 6.80592         0
   01/01/2009 to 12/31/2009...........  $ 6.80592    $ 8.43928         0
   01/01/2010 to 12/31/2010...........  $ 8.43928    $10.42789         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22853    $ 7.17514         0
   01/01/2009 to 12/31/2009...........  $ 7.17514    $ 8.49036         0
   01/01/2010 to 12/31/2010...........  $ 8.49036    $10.18870         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27811    $ 7.26466         0
   01/01/2009 to 12/31/2009...........  $ 7.26466    $ 7.66228         0
   01/01/2010 to 12/31/2010...........  $ 7.66228    $ 8.71192         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09856    $ 7.21133         0
   01/01/2009 to 12/31/2009...........  $ 7.21133    $ 7.84816         0
   01/01/2010 to 12/31/2010...........  $ 7.84816    $ 8.17220         0


*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10395    $ 7.16664         0
   01/01/2009 to 12/31/2009...........  $ 7.16664    $ 8.75036         0
   01/01/2010 to 12/31/2010...........  $ 8.75036    $ 9.61939         0
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08802    $ 7.27132         0
   01/01/2009 to 12/31/2009...........  $ 7.27132    $ 9.00981         0
   01/01/2010 to 12/31/2010...........  $ 9.00981    $10.05863         0
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14022    $ 6.32737         0
   01/01/2009 to 12/31/2009...........  $ 6.32737    $ 7.97872         0
   01/01/2010 to 12/31/2010...........  $ 7.97872    $ 8.98034         0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24283    $ 6.26636         0
   01/01/2009 to 12/31/2009...........  $ 6.26636    $ 7.61660         0
   01/01/2010 to 12/31/2010...........  $ 7.61660    $ 8.46878         0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.16540    $ 6.38454         0
   01/01/2009 to 12/31/2009...........  $ 6.38454    $ 7.47138         0
   01/01/2010 to 12/31/2010...........  $ 7.47138    $ 8.28096         0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14765    $ 7.01177         0
   01/01/2009 to 12/31/2009...........  $ 7.01177    $ 8.10814         0
   01/01/2010 to 12/31/2010...........  $ 8.10814    $ 9.06318         0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08599    $ 7.38927         0
   01/01/2009 to 12/31/2009...........  $ 7.38927    $ 8.94528         0
   01/01/2010 to 12/31/2010...........  $ 8.94528    $ 9.86436         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 9.37653         0
   01/01/2010 to 12/31/2010...........  $ 9.37653    $10.17996         0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.03290         0
   01/01/2009 to 12/31/2009...........  $12.03290    $11.09949         0
   01/01/2010 to 12/31/2010...........  $11.09949    $12.11684         0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.10174         0
   01/01/2009 to 12/31/2009...........  $12.10174    $10.96689         0
   01/01/2010 to 12/31/2010...........  $10.96689    $11.99103         0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 8.78733         0
   01/01/2010 to 12/31/2010...........  $ 8.78733    $ 9.64967         0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99799    $11.00652         0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12055    $ 6.93669         0
   01/01/2009 to 12/31/2009...........  $ 6.93669    $ 8.53583         0
   01/01/2010 to 12/31/2010...........  $ 8.53583    $ 9.50184         0
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09923    $ 6.69002         0
   01/01/2009 to 12/31/2009...........  $ 6.69002    $ 8.33217         0
   01/01/2010 to 12/31/2010...........  $ 8.33217    $ 9.35429         0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08105    $ 7.33826         0
   01/01/2009 to 12/31/2009...........  $ 7.33826    $ 8.89004         0
   01/01/2010 to 12/31/2010...........  $ 8.89004    $ 9.76900         0
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37360    $ 6.59689         0
   01/01/2009 to 12/31/2009...........  $ 6.59689    $ 8.54514         0
   01/01/2010 to 12/31/2010...........  $ 8.54514    $10.79717         0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $10.26292    $10.02457         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12595    $ 6.22880         0
   01/01/2009 to 12/31/2009...........  $ 6.22880    $ 8.11317         0
   01/01/2010 to 12/31/2010...........  $ 8.11317    $10.55827         0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10356    $ 7.49830         0
   01/01/2009 to 12/31/2009...........  $ 7.49830    $ 8.92512         0
   01/01/2010 to 12/31/2010...........  $ 8.92512    $ 9.93066         0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11733    $ 6.82289         0
   01/01/2009 to 12/31/2009...........  $ 6.82289    $ 8.29675         0
   01/01/2010 to 12/31/2010...........  $ 8.29675    $ 9.31618         0
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.15532    $ 6.34463         0
   01/01/2009 to 12/31/2009...........  $ 6.34463    $ 7.84746         0
   01/01/2010 to 12/31/2010...........  $ 7.84746    $ 9.17030         0
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99850    $ 7.46733         0
   01/01/2009 to 11/13/2009...........  $ 7.46733    $ 8.33949         0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17518    $ 6.10873         0
   01/01/2009 to 12/31/2009...........  $ 6.10873    $ 8.10294         0
   01/01/2010 to 12/31/2010...........  $ 8.10294    $ 9.56280         0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08749    $ 6.61764         0
   01/01/2009 to 12/31/2009...........  $ 6.61764    $ 9.70713         0
   01/01/2010 to 12/31/2010...........  $ 9.70713    $10.51133         0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.19081    $ 6.55906         0
   01/01/2009 to 12/31/2009...........  $ 6.55906    $10.11672         0
   01/01/2010 to 12/31/2010...........  $10.11672    $11.90223         0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03338    $ 7.63362         0
   01/01/2009 to 12/31/2009...........  $ 7.63362    $ 9.50718         0
   01/01/2010 to 12/31/2010...........  $ 9.50718    $11.83301         0
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99850    $ 7.38620         0
   01/01/2009 to 12/31/2009...........  $ 7.38620    $ 9.83037         0
   01/01/2010 to 12/31/2010...........  $ 9.83037    $10.95488         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11174    $ 7.13162         0
   01/01/2009 to 12/31/2009...........  $ 7.13162    $ 8.86931         0
   01/01/2010 to 12/31/2010...........  $ 8.86931    $ 9.91149         0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08923    $ 7.60711         0
   01/01/2009 to 12/31/2009...........  $ 7.60711    $ 9.21533         0
   01/01/2010 to 12/31/2010...........  $ 9.21533    $10.09734         0
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09763    $ 5.53501         0
   01/01/2009 to 12/31/2009...........  $ 5.53501    $ 7.35213         0
   01/01/2010 to 12/31/2010...........  $ 7.35213    $ 8.26511         0
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06506    $ 6.19823         0
   01/01/2009 to 12/31/2009...........  $ 6.19823    $ 7.94167         0
   01/01/2010 to 12/31/2010...........  $ 7.94167    $ 8.66176         0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12771    $ 7.99996         0
   01/01/2009 to 12/31/2009...........  $ 7.99996    $ 9.58414         0
   01/01/2010 to 12/31/2010...........  $ 9.58414    $10.09878         0
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08388    $10.28832         0
   01/01/2010 to 12/31/2010...........  $10.28832    $11.24469         0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14526    $10.29808         0
   01/01/2010 to 12/31/2010...........  $10.29808    $11.49876         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08289    $ 6.38994         0
   01/01/2009 to 12/31/2009...........  $ 6.38994    $ 8.52506         0
   01/01/2010 to 12/31/2010...........  $ 8.52506    $ 8.97041         0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24634    $ 6.22258         0
   01/01/2009 to 12/31/2009...........  $ 6.22258    $ 7.29691         0
   01/01/2010 to 12/31/2010...........  $ 7.29691    $ 8.10718         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01615    $ 7.71780         0
   01/01/2009 to 12/31/2009...........  $ 7.71780    $10.19986         0
   01/01/2010 to 12/31/2010...........  $10.19986    $11.35808         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13273    $ 6.23147         0
   01/01/2009 to 12/31/2009...........  $ 6.23147    $ 7.93905         0
   01/01/2010 to 12/31/2010...........  $ 7.93905    $ 9.33451         0
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11068    $ 7.18067         0
   01/01/2009 to 12/31/2009...........  $ 7.18067    $ 9.27153         0
   01/01/2010 to 12/31/2010...........  $ 9.27153    $10.19976         0
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13129    $ 6.93335         0
   01/01/2009 to 12/31/2009...........  $ 6.93335    $ 8.46192         0
   01/01/2010 to 12/31/2010...........  $ 8.46192    $ 9.37047         0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23659    $ 6.71760         0
   01/01/2009 to 12/31/2009...........  $ 6.71760    $ 9.16033         0
   01/01/2010 to 12/31/2010...........  $ 9.16033    $11.11736         0
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99955    $10.04509         0
   01/01/2009 to 12/31/2009...........  $10.04509    $ 9.88700         0
   01/01/2010 to 12/31/2010...........  $ 9.88700    $ 9.70981         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18454    $ 6.36646         0
   01/01/2009 to 12/31/2009...........  $ 6.36646    $ 8.79151         0
   01/01/2010 to 12/31/2010...........  $ 8.79151    $10.65479         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12579    $ 6.40164         0
   01/01/2009 to 12/31/2009...........  $ 6.40164    $ 8.15779         0
   01/01/2010 to 12/31/2010...........  $ 8.15779    $10.30649         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06329    $ 6.53930         0
   01/01/2009 to 12/31/2009...........  $ 6.53930    $ 7.86926         0
   01/01/2010 to 12/31/2010...........  $ 7.86926    $ 9.29221         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10124    $ 5.56961         0
   01/01/2009 to 12/31/2009...........  $ 5.56961    $ 9.10580         0
   01/01/2010 to 12/31/2010...........  $ 9.10580    $10.93147         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00706    $ 9.66787         0
   01/01/2009 to 12/31/2009...........  $ 9.66787    $10.46317         0
   01/01/2010 to 12/31/2010...........  $10.46317    $10.67366         0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01461    $ 9.36846         0
   01/01/2009 to 12/31/2009...........  $ 9.36846    $10.71847         0
   01/01/2010 to 12/31/2010...........  $10.71847    $11.33604         0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.05958    $ 8.12914         0
   01/01/2009 to 12/31/2009...........  $ 8.12914    $ 9.58079         0
   01/01/2010 to 12/31/2010...........  $ 9.58079    $10.40137         0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.17592    $ 6.65612         0
   01/01/2009 to 12/31/2009...........  $ 6.65612    $ 7.96135         0
   01/01/2010 to 12/31/2010...........  $ 7.96135    $ 8.99312         0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08200    $ 7.31629         0
   01/01/2009 to 12/31/2009...........  $ 7.31629    $ 9.15270         0
   01/01/2010 to 12/31/2010...........  $ 9.15270    $10.04800         0
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18954    $ 7.25288         0
   01/01/2009 to 12/31/2009...........  $ 7.25288    $ 9.53575         0
   01/01/2010 to 12/31/2010...........  $ 9.53575    $12.77229         0
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23196    $ 7.58670         0
   01/01/2009 to 12/31/2009...........  $ 7.58670    $ 9.46019         0
   01/01/2010 to 12/31/2010...........  $ 9.46019    $11.70297         0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09815    $ 7.70256         0
   01/01/2009 to 12/31/2009...........  $ 7.70256    $ 9.38822         0
   01/01/2010 to 12/31/2010...........  $ 9.38822    $10.28094         0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.03812    $ 9.39367         0
   01/01/2009 to 12/31/2009...........  $ 9.39367    $10.34037         0
   01/01/2010 to 12/31/2010...........  $10.34037    $10.73569         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10447    $ 6.60803         0
   01/01/2009 to 12/31/2009...........  $ 6.60803    $ 9.95094         0
   01/01/2010 to 12/31/2010...........  $ 9.95094    $11.31499         0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18465    $ 5.55442         0
   01/01/2009 to 12/31/2009...........  $ 5.55442    $ 8.14473         0
   01/01/2010 to 12/31/2010...........  $ 8.14473    $ 9.63249         0
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.20683    $ 6.72004         0
   01/01/2009 to 12/31/2009...........  $ 6.72004    $ 7.80265         0
   01/01/2010 to 12/31/2010...........  $ 7.80265    $ 8.61419         0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00824    $ 9.08213         0
   01/01/2009 to 12/31/2009...........  $ 9.08213    $ 9.95415         0
   01/01/2010 to 12/31/2010...........  $ 9.95415    $10.53555         0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07806    $ 6.63531         0
   01/01/2009 to 12/31/2009...........  $ 6.63531    $ 8.47351         0
   01/01/2010 to 12/31/2010...........  $ 8.47351    $ 9.17161         0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08894    $ 7.66234         0
   01/01/2009 to 12/31/2009...........  $ 7.66234    $ 9.14566         0
   01/01/2010 to 12/31/2010...........  $ 9.14566    $10.53862         0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26796    $ 7.03399         0
   01/01/2009 to 12/31/2009...........  $ 7.03399    $ 9.03365         0
   01/01/2010 to 12/31/2010...........  $ 9.03365    $10.76678         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38565    $ 5.26569         0
   01/01/2009 to 12/31/2009...........  $ 5.26569    $ 5.94603         0
   01/01/2010 to 12/31/2010...........  $ 5.94603    $ 6.47619         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15187    $ 8.32620         0
   01/01/2009 to 12/31/2009...........  $ 8.32620    $ 9.77371         0
   01/01/2010 to 12/31/2010...........  $ 9.77371    $ 9.86916         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16538    $ 6.08955         0
   01/01/2009 to 12/31/2009...........  $ 6.08955    $ 7.41970         0
   01/01/2010 to 12/31/2010...........  $ 7.41970    $ 9.01509         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11061    $ 6.70842         0
   01/01/2009 to 12/31/2009...........  $ 6.70842    $ 8.54497         0
   01/01/2010 to 12/31/2010...........  $ 8.54497    $ 9.49588         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24139    $ 6.26415         0
   01/01/2009 to 12/31/2009...........  $ 6.26415    $ 7.34766         0
   01/01/2010 to 12/31/2010...........  $ 7.34766    $ 8.14450         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07239    $ 6.19227         0
   01/01/2009 to 12/31/2009...........  $ 6.19227    $ 8.40939         0
   01/01/2010 to 12/31/2010...........  $ 8.40939    $10.60304         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18836    $ 6.45633         0
   01/01/2009 to 12/31/2009...........  $ 6.45633    $ 8.29598         0
   01/01/2010 to 12/31/2010...........  $ 8.29598    $ 9.81122         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25887    $ 5.51149         0
   01/01/2009 to 12/31/2009...........  $ 5.51149    $ 6.92096         0
   01/01/2010 to 12/31/2010...........  $ 6.92096    $ 8.47318         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11351    $ 6.80149         0
   01/01/2009 to 12/31/2009...........  $ 6.80149    $ 8.42557         0
   01/01/2010 to 12/31/2010...........  $ 8.42557    $10.40079         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22851    $ 7.17038         0
   01/01/2009 to 12/31/2009...........  $ 7.17038    $ 8.47653         0
   01/01/2010 to 12/31/2010...........  $ 8.47653    $10.16214         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27808    $ 7.25991         0
   01/01/2009 to 12/31/2009...........  $ 7.25991    $ 7.64985         0
   01/01/2010 to 12/31/2010...........  $ 7.64985    $ 8.68915         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09854    $ 7.20656         0
   01/01/2009 to 12/31/2009...........  $ 7.20656    $ 7.83528         0
   01/01/2010 to 12/31/2010...........  $ 7.83528    $ 8.15080         0

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.90%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $7.87595    $ 9.61124      459,255
   01/01/2010 to 12/31/2010...........   $9.61124    $10.56057      547,140
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........   $7.87679    $ 9.75519      131,788
   01/01/2010 to 12/31/2010...........   $9.75519    $10.88553      135,608
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.85099    $ 8.70257       23,967
   01/01/2010 to 12/31/2010...........   $8.70257    $ 9.79034       15,158
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.28048    $ 8.03515       30,619
   01/01/2010 to 12/31/2010...........   $8.03515    $ 8.92968       36,104
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.86039    $ 8.28115       15,497
   01/01/2010 to 12/31/2010...........   $8.28115    $ 9.17397       14,804
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........   $6.92829    $ 8.58067       27,509
   01/01/2010 to 12/31/2010...........   $8.58067    $ 9.58667       30,823
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........   $8.19381    $ 9.85682      514,826
   01/01/2010 to 12/31/2010...........   $9.85682    $10.86424      623,828
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........   $9.67946    $ 9.37189            0
   01/01/2010 to 12/31/2010...........   $9.37189    $10.16992            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.35693    $11.08899       13,607
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943            0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.31795    $10.95660        9,277
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397        2,796
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.37136    $ 8.78306            0
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023      124,160
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110      119,889
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.68587    $ 9.43787      756,117
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081      841,809
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77096    $ 8.32531       98,458
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197      216,833
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.46033    $ 8.88278       62,367
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608      188,331
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.90350    $10.43374          769
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        4,215
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25161    $ 9.44657          419
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759          552
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.45921    $ 8.91773       32,521
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       34,121
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.14912    $ 8.79176       59,158
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      122,916
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74958    $ 8.22871      194,848
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      231,128

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.72102    $ 8.09735        5,233
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158        6,010
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.70655    $11.14229       16,802
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954       19,798
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.60556    $11.55150       21,686
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365       27,187
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.40079    $ 9.50032       20,133
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873       26,327
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.32397    $10.41539        8,617
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106        8,821
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25510    $ 8.86201       51,073
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       81,692
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77262    $ 9.20795      169,953
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437      246,741
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.12316    $ 8.02258       11,074
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442       17,704
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.80863    $ 8.82960        8,210
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       14,616
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.75152    $11.69915            0
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.66215    $11.19913       73,978
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468       48,426

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224        5,530
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.85533    $10.55484       27,364
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084       29,556
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.19286    $ 7.84723       10,059
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,566
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.18892    $11.08201        6,692
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        6,398
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.14869    $ 9.09565       38,033
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       44,092
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.61571    $11.44852        4,567
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852       11,176
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.20290    $ 9.95377        7,371
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        7,855
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28569    $ 9.66687        4,858
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633        5,260
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.51016    $10.38554        4,216
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444        3,814
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.89513    $ 9.34880       12,468
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       18,504
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.69044    $10.78443        1,654
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848        1,255

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06981    $ 8.59892       19,993
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       24,756
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.17479    $ 9.09942       32,359
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854       41,589
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.94837    $11.50428        1,394
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999        1,551
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.81924    $11.99359      123,840
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844      157,774
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.10263    $10.55805       87,109
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      157,813
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.49160    $ 8.26135            0
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.24623    $10.14527       99,514
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210      203,870
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.63863    $ 8.72427        2,940
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        3,581
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.67202    $ 9.96698        2,982
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368        3,324
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.69843    $10.53936      203,180
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      287,813
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04231    $11.14805        7,204
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        8,258
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.38445    $ 9.74439       17,808
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       26,220

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.88124    $13.21257       15,189
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       17,006
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.15979    $ 9.05722        4,729
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424       10,725
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.42755    $10.16667       52,562
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520       63,085
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.63859    $ 8.46640      264,331
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945      380,177
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28105    $ 9.13821            0
   01/01/2010 to 12/31/2010...........  $ 9.13821    $10.52485            0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........  $ 7.28936    $ 9.02631            0
   01/01/2010 to 12/31/2010...........  $ 9.02631    $10.75277            0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........  $ 4.52641    $ 5.94096            0
   01/01/2010 to 12/31/2010...........  $ 5.94096    $ 6.46752            0
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........  $ 7.60896    $ 9.76568            0
   01/01/2010 to 12/31/2010...........  $ 9.76568    $ 9.85620            0
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........  $ 5.85686    $ 7.41364            0
   01/01/2010 to 12/31/2010...........  $ 7.41364    $ 9.00330            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.78961    $ 8.53791        1,458
   01/01/2010 to 12/31/2010...........  $ 8.53791    $ 9.48341        1,433
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 5.79280    $ 7.34149            0
   01/01/2010 to 12/31/2010...........  $ 7.34149    $ 8.13357            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........   $6.62098    $ 8.40241           0
   01/01/2010 to 12/31/2010...........   $8.40241    $10.58907           0
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........   $6.42910    $ 8.28919           0
   01/01/2010 to 12/31/2010...........   $8.28919    $ 9.79829           0
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........   $4.73304    $ 6.91515         600
   01/01/2010 to 12/31/2010...........   $6.91515    $ 8.46186       1,086
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........   $6.68731    $ 8.41852           0
   01/01/2010 to 12/31/2010...........   $8.41852    $10.38693           0
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........   $6.79040    $ 8.46946           0
   01/01/2010 to 12/31/2010...........   $8.46946    $10.14864           0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........   $7.03080    $ 7.64346           0
   01/01/2010 to 12/31/2010...........   $7.64346    $ 8.67756           0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........   $6.52883    $ 7.82890       1,649
   01/01/2010 to 12/31/2010...........   $7.82890    $ 8.14003       1,609

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY OR HAV
                                    AND HD
                         GRO OR HD GRO 60 BPS (2.10%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39084    $10.96256     1,587,635
   01/01/2007 to 12/31/2007...........  $10.96256    $11.72459     1,930,150
   01/01/2008 to 12/31/2008...........  $11.72459    $ 7.82811     1,567,491
   01/01/2009 to 12/31/2009...........  $ 7.82811    $ 9.53480     1,612,808
   01/01/2010 to 12/31/2010...........  $ 9.53480    $10.45610     1,593,182
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14401    $10.62496        89,865
   01/01/2007 to 12/31/2007...........  $10.62496    $11.39463       150,608
   01/01/2008 to 12/31/2008...........  $11.39463    $ 7.83393       185,867
   01/01/2009 to 12/31/2009...........  $ 7.83393    $ 9.68309       176,178
   01/01/2010 to 12/31/2010...........  $ 9.68309    $10.78380       185,034
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62887    $11.32444             0
   01/01/2007 to 12/31/2007...........  $11.32444    $12.15039             0
   01/01/2008 to 12/31/2008...........  $12.15039    $ 6.86312             0
   01/01/2009 to 12/31/2009...........  $ 6.86312    $ 8.63315        47,184
   01/01/2010 to 12/31/2010...........  $ 8.63315    $ 9.69323        40,775
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00641    $12.21281             0
   01/01/2007 to 12/31/2007...........  $12.21281    $11.53367             0
   01/01/2008 to 12/31/2008...........  $11.53367    $ 6.56465             0
   01/01/2009 to 12/31/2009...........  $ 6.56465    $ 7.95961             0
   01/01/2010 to 12/31/2010...........  $ 7.95961    $ 8.82843             0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63443    $11.75065             0
   01/01/2007 to 12/31/2007...........  $11.75065    $12.09783             0
   01/01/2008 to 12/31/2008...........  $12.09783    $ 7.02744             0
   01/01/2009 to 12/31/2009...........  $ 7.02744    $ 8.20364             0
   01/01/2010 to 12/31/2010...........  $ 8.20364    $ 9.07038             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70202    $11.78602             0
   01/01/2007 to 12/31/2007...........  $11.78602    $11.53005             0
   01/01/2008 to 12/31/2008...........  $11.53005    $ 7.36892             0
   01/01/2009 to 12/31/2009...........  $ 7.36892    $ 8.50008         1,219
   01/01/2010 to 12/31/2010...........  $ 8.50008    $ 9.47802           849
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34133    $10.85494       563,371
   01/01/2007 to 12/31/2007...........  $10.85494    $11.59528       819,648
   01/01/2008 to 12/31/2008...........  $11.59528    $ 8.09712       895,906
   01/01/2009 to 12/31/2009...........  $ 8.09712    $ 9.77820     1,656,995
   01/01/2010 to 12/31/2010...........  $ 9.77820    $10.75644     1,549,530
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 9.35356             0
   01/01/2010 to 12/31/2010...........  $ 9.35356    $10.13009             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.00560             0
   01/01/2009 to 12/31/2009...........  $12.00560    $11.04716             0
   01/01/2010 to 12/31/2010...........  $11.04716    $12.03026             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.07427             0
   01/01/2009 to 12/31/2009...........  $12.07427    $10.91522             0
   01/01/2010 to 12/31/2010...........  $10.91522    $11.90528             0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 8.76579             0
   01/01/2010 to 12/31/2010...........  $ 8.76579    $ 9.60243        23,064
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99772    $10.97956        46,018
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50991    $11.13864     1,215,170
   01/01/2007 to 12/31/2007...........  $11.13864    $11.96972     1,644,246
   01/01/2008 to 12/31/2008...........  $11.96972    $ 7.62723     1,534,827
   01/01/2009 to 12/31/2009...........  $ 7.62723    $ 9.36253     1,332,703
   01/01/2010 to 12/31/2010...........  $ 9.36253    $10.39654     1,300,845
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09916    $ 6.67900         5,329
   01/01/2009 to 12/31/2009...........  $ 6.67900    $ 8.29803        13,851
   01/01/2010 to 12/31/2010...........  $ 8.29803    $ 9.29309        11,332

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08098    $ 7.32618            0
   01/01/2009 to 12/31/2009...........  $ 7.32618    $ 8.85373       19,485
   01/01/2010 to 12/31/2010...........  $ 8.85373    $ 9.70515       15,059
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.12069    $16.03849            0
   01/01/2007 to 12/31/2007...........  $16.03849    $12.57515            0
   01/01/2008 to 12/31/2008...........  $12.57515    $ 7.99901            0
   01/01/2009 to 12/31/2009...........  $ 7.99901    $10.33588        2,237
   01/01/2010 to 12/31/2010...........  $10.33588    $13.02810        2,600
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22786    $11.72822            0
   01/01/2007 to 12/31/2007...........  $11.72822    $ 9.44487            0
   01/01/2008 to 07/18/2008...........  $ 9.44487    $ 8.63406            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.17005    $12.07703            0
   01/01/2007 to 12/31/2007...........  $12.07703    $13.15347            0
   01/01/2008 to 12/31/2008...........  $13.15347    $ 7.20232            0
   01/01/2009 to 12/31/2009...........  $ 7.20232    $ 9.35819        1,833
   01/01/2010 to 12/31/2010...........  $ 9.35819    $12.14893        1,207
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10349    $ 7.48594            0
   01/01/2009 to 12/31/2009...........  $ 7.48594    $ 8.88862            0
   01/01/2010 to 12/31/2010...........  $ 8.88862    $ 9.86581            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04424    $10.54620       86,221
   01/01/2007 to 12/31/2007...........  $10.54620    $11.21183      142,734
   01/01/2008 to 12/31/2008...........  $11.21183    $ 7.19391      201,709
   01/01/2009 to 12/31/2009...........  $ 7.19391    $ 8.72643      227,201
   01/01/2010 to 12/31/2010...........  $ 8.72643    $ 9.77460      234,352
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16392    $10.44781       45,180
   01/01/2007 to 12/31/2007...........  $10.44781    $11.40006      259,165
   01/01/2008 to 12/31/2008...........  $11.40006    $ 6.61982      197,532
   01/01/2009 to 12/31/2009...........  $ 6.61982    $ 8.16779      203,840
   01/01/2010 to 12/31/2010...........  $ 8.16779    $ 9.52139      214,824
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99830    $ 7.45903            0
   01/01/2009 to 11/13/2009...........  $ 7.45903    $ 8.31266            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17497    $ 6.10196            0
   01/01/2009 to 12/31/2009...........  $ 6.10196    $ 8.07411            0
   01/01/2010 to 12/31/2010...........  $ 8.07411    $ 9.50539            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22202    $11.55044            0
   01/01/2007 to 12/31/2007...........  $11.55044    $12.89443            0
   01/01/2008 to 12/31/2008...........  $12.89443    $ 7.54319            0
   01/01/2009 to 12/31/2009...........  $ 7.54319    $11.03769          426
   01/01/2010 to 12/31/2010...........  $11.03769    $11.92291          326
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10295    $10.97316            0
   01/01/2007 to 12/31/2007...........  $10.97316    $12.82556            0
   01/01/2008 to 12/31/2008...........  $12.82556    $ 7.43719            0
   01/01/2009 to 12/31/2009...........  $ 7.43719    $11.44320       13,553
   01/01/2010 to 12/31/2010...........  $11.44320    $13.42997       10,514
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03318    $ 7.62514            0
   01/01/2009 to 12/31/2009...........  $ 7.62514    $ 9.47334        4,234
   01/01/2010 to 12/31/2010...........  $ 9.47334    $11.76216        4,055
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.07407    $10.61807            0
   01/01/2007 to 12/31/2007...........  $10.61807    $10.65661            0
   01/01/2008 to 12/31/2008...........  $10.65661    $ 7.77122            0
   01/01/2009 to 12/31/2009...........  $ 7.77122    $10.31751        5,150
   01/01/2010 to 12/31/2010...........  $10.31751    $11.46953        3,559
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11168    $ 7.11981        1,226
   01/01/2009 to 12/31/2009...........  $ 7.11981    $ 8.83303        1,226
   01/01/2010 to 12/31/2010...........  $ 8.83303    $ 9.84678        1,226
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08916    $ 7.59473            0
   01/01/2009 to 12/31/2009...........  $ 7.59473    $ 9.17789       18,916
   01/01/2010 to 12/31/2010...........  $ 9.17789    $10.03174       18,311
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99181    $10.57717            0
   01/01/2007 to 12/31/2007...........  $10.57717    $12.33211            0
   01/01/2008 to 12/31/2008...........  $12.33211    $ 6.01096            0
   01/01/2009 to 12/31/2009...........  $ 6.01096    $ 7.96493        4,501
   01/01/2010 to 12/31/2010...........  $ 7.96493    $ 8.93213        5,917

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00996    $10.83950            0
   01/01/2007 to 12/31/2007...........  $10.83950    $12.50545            0
   01/01/2008 to 12/31/2008...........  $12.50545    $ 6.85844            0
   01/01/2009 to 12/31/2009...........  $ 6.85844    $ 8.76614            0
   01/01/2010 to 12/31/2010...........  $ 8.76614    $ 9.53741        1,470
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92771    $11.52382            0
   01/01/2007 to 12/31/2007...........  $11.52382    $11.50472       54,457
   01/01/2008 to 12/31/2008...........  $11.50472    $ 9.28305       85,317
   01/01/2009 to 12/31/2009...........  $ 9.28305    $11.09414      121,124
   01/01/2010 to 12/31/2010...........  $11.09414    $11.66131      134,319
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08368    $10.28503            0
   01/01/2010 to 12/31/2010...........  $10.28503    $11.21345            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14506    $10.29482            0
   01/01/2010 to 12/31/2010...........  $10.29482    $11.46695            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.09563    $12.76794            0
   01/01/2007 to 12/31/2007...........  $12.76794    $13.68437            0
   01/01/2008 to 12/31/2008...........  $13.68437    $ 7.85645            0
   01/01/2009 to 12/31/2009...........  $ 7.85645    $10.45584        6,768
   01/01/2010 to 12/31/2010...........  $10.45584    $10.97517        6,187
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06758    $12.20570            0
   01/01/2007 to 12/31/2007...........  $12.20570    $11.59635            0
   01/01/2008 to 12/31/2008...........  $11.59635    $ 6.64525            0
   01/01/2009 to 12/31/2009...........  $ 6.64525    $ 7.77344            0
   01/01/2010 to 12/31/2010...........  $ 7.77344    $ 8.61549            0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19930    $10.66276            0
   01/01/2007 to 12/31/2007...........  $10.66276    $11.07795            0
   01/01/2008 to 12/31/2008...........  $11.07795    $ 8.32703            0
   01/01/2009 to 12/31/2009...........  $ 8.32703    $10.97791            0
   01/01/2010 to 12/31/2010...........  $10.97791    $12.19444            0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.14037    $11.41196            0
   01/01/2007 to 12/31/2007...........  $11.41196    $12.84853            0
   01/01/2008 to 12/31/2008...........  $12.84853    $ 7.08969            0
   01/01/2009 to 12/31/2009...........  $ 7.08969    $ 9.01029        6,703
   01/01/2010 to 12/31/2010...........  $ 9.01029    $10.56815        3,717

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43165    $12.71184           0
   01/01/2007 to 12/31/2007...........  $12.71184    $13.61948           0
   01/01/2008 to 12/31/2008...........  $13.61948    $ 8.80501           0
   01/01/2009 to 12/31/2009...........  $ 8.80501    $11.34102           0
   01/01/2010 to 12/31/2010...........  $11.34102    $12.44586           0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04383    $11.51619           0
   01/01/2007 to 12/31/2007...........  $11.51619    $12.98213           0
   01/01/2008 to 12/31/2008...........  $12.98213    $ 8.09894           0
   01/01/2009 to 12/31/2009...........  $ 8.09894    $ 9.86031       2,710
   01/01/2010 to 12/31/2010...........  $ 9.86031    $10.89230       2,251
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04648    $11.54398           0
   01/01/2007 to 12/31/2007...........  $11.54398    $11.61648           0
   01/01/2008 to 12/31/2008...........  $11.61648    $ 7.03962           0
   01/01/2009 to 12/31/2009...........  $ 7.03962    $ 9.57597           0
   01/01/2010 to 12/31/2010...........  $ 9.57597    $11.59338           0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99947    $10.18121           0
   01/01/2007 to 12/31/2007...........  $10.18121    $10.45961           0
   01/01/2008 to 12/31/2008...........  $10.45961    $10.50151           0
   01/01/2009 to 12/31/2009...........  $10.50151    $10.31087       1,620
   01/01/2010 to 12/31/2010...........  $10.31087    $10.10136       1,320
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.65255    $11.76632           0
   01/01/2007 to 12/31/2007...........  $11.76632    $11.88823           0
   01/01/2008 to 12/31/2008...........  $11.88823    $ 6.72310           0
   01/01/2009 to 12/31/2009...........  $ 6.72310    $ 9.26118           0
   01/01/2010 to 12/31/2010...........  $ 9.26118    $11.19660           0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35708    $12.61948           0
   01/01/2007 to 12/31/2007...........  $12.61948    $15.10271           0
   01/01/2008 to 12/31/2008...........  $15.10271    $ 8.40416           0
   01/01/2009 to 12/31/2009...........  $ 8.40416    $10.68337         725
   01/01/2010 to 12/31/2010...........  $10.68337    $13.46448         496
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49528    $10.84539           0
   01/01/2007 to 12/31/2007...........  $10.84539    $12.60892           0
   01/01/2008 to 12/31/2008...........  $12.60892    $ 7.09593           0
   01/01/2009 to 12/31/2009...........  $ 7.09593    $ 8.51811           0
   01/01/2010 to 12/31/2010...........  $ 8.51811    $10.03388           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10104    $ 5.56343            0
   01/01/2009 to 12/31/2009...........  $ 5.56343    $ 9.07348        9,006
   01/01/2010 to 12/31/2010...........  $ 9.07348    $10.86611        9,479
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02751    $10.19107            0
   01/01/2007 to 12/31/2007...........  $10.19107    $10.65907            0
   01/01/2008 to 12/31/2008...........  $10.65907    $10.55615            0
   01/01/2009 to 12/31/2009...........  $10.55615    $11.39668        1,189
   01/01/2010 to 12/31/2010...........  $11.39668    $11.59752          718
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97094    $10.27495            0
   01/01/2007 to 12/31/2007...........  $10.27495    $10.89859            0
   01/01/2008 to 12/31/2008...........  $10.89859    $10.43321            0
   01/01/2009 to 12/31/2009...........  $10.43321    $11.90738       26,799
   01/01/2010 to 12/31/2010...........  $11.90738    $12.56259       24,343
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19258    $10.61053      210,114
   01/01/2007 to 12/31/2007...........  $10.61053    $11.29724      272,323
   01/01/2008 to 12/31/2008...........  $11.29724    $ 8.90875      295,553
   01/01/2009 to 12/31/2009...........  $ 8.90875    $10.47389      380,695
   01/01/2010 to 12/31/2010...........  $10.47389    $11.34306      390,743
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62830    $11.43057            0
   01/01/2007 to 12/31/2007...........  $11.43057    $11.42738            0
   01/01/2008 to 12/31/2008...........  $11.42738    $ 6.85882            0
   01/01/2009 to 12/31/2009...........  $ 6.85882    $ 8.18377            0
   01/01/2010 to 12/31/2010...........  $ 8.18377    $ 9.22175            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45722    $11.04245            0
   01/01/2007 to 12/31/2007...........  $11.04245    $11.77871        3,266
   01/01/2008 to 12/31/2008...........  $11.77871    $ 8.05326       11,247
   01/01/2009 to 12/31/2009...........  $ 8.05326    $10.04994       51,127
   01/01/2010 to 12/31/2010...........  $10.04994    $11.00596       87,222
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90478    $ 9.88597            0
   01/01/2007 to 12/31/2007...........  $ 9.88597    $10.37389            0
   01/01/2008 to 12/31/2008...........  $10.37389    $ 6.60424            0
   01/01/2009 to 12/31/2009...........  $ 6.60424    $ 8.66167        4,275
   01/01/2010 to 12/31/2010...........  $ 8.66167    $11.57313        4,072

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.94624    $12.47456            0
   01/01/2007 to 12/31/2007...........  $12.47456    $11.53147            0
   01/01/2008 to 12/31/2008...........  $11.53147    $ 7.93778            0
   01/01/2009 to 12/31/2009...........  $ 7.93778    $ 9.87372          795
   01/01/2010 to 12/31/2010...........  $ 9.87372    $12.18462          480
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69114    $11.36989            0
   01/01/2007 to 12/31/2007...........  $11.36989    $11.83890       50,137
   01/01/2008 to 12/31/2008...........  $11.83890    $ 8.58696       64,147
   01/01/2009 to 12/31/2009...........  $ 8.58696    $10.44044      162,911
   01/01/2010 to 12/31/2010...........  $10.44044    $11.40523      179,662
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.53367    $ 9.80134            0
   01/01/2007 to 12/31/2007...........  $ 9.80134    $10.52457            0
   01/01/2008 to 12/31/2008...........  $10.52457    $10.05707            0
   01/01/2009 to 12/31/2009...........  $10.05707    $11.04358        3,089
   01/01/2010 to 12/31/2010...........  $11.04358    $11.43770        2,435
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93981    $10.43814            0
   01/01/2007 to 12/31/2007...........  $10.43814    $11.06414            0
   01/01/2008 to 12/31/2008...........  $11.06414    $ 6.44027            0
   01/01/2009 to 12/31/2009...........  $ 6.44027    $ 9.67446            0
   01/01/2010 to 12/31/2010...........  $ 9.67446    $10.97370            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.74361    $13.27510            0
   01/01/2007 to 12/31/2007...........  $13.27510    $18.26734            0
   01/01/2008 to 12/31/2008...........  $18.26734    $ 8.94784            0
   01/01/2009 to 12/31/2009...........  $ 8.94784    $13.08863        4,378
   01/01/2010 to 12/31/2010...........  $13.08863    $15.44154        6,187
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52704    $12.73070            0
   01/01/2007 to 12/31/2007...........  $12.73070    $12.61442            0
   01/01/2008 to 12/31/2008...........  $12.61442    $ 7.74619            0
   01/01/2009 to 12/31/2009...........  $ 7.74619    $ 8.97205        5,041
   01/01/2010 to 12/31/2010...........  $ 8.97205    $ 9.88094        2,821
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99829    $ 9.97440            0
   01/01/2008 to 12/31/2008...........  $ 9.97440    $ 9.26017            0
   01/01/2009 to 12/31/2009...........  $ 9.26017    $10.12450            0
   01/01/2010 to 12/31/2010...........  $10.12450    $10.68951        1,264

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07800    $ 6.62440        4,018
   01/01/2009 to 12/31/2009...........  $ 6.62440    $ 8.43880       38,984
   01/01/2010 to 12/31/2010...........  $ 8.43880    $ 9.11172       38,950
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08888    $ 7.64977            0
   01/01/2009 to 12/31/2009...........  $ 7.64977    $ 9.10826            0
   01/01/2010 to 12/31/2010...........  $ 9.10826    $10.46983            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26789    $ 7.02240            0
   01/01/2009 to 12/31/2009...........  $ 7.02240    $ 8.99671            0
   01/01/2010 to 12/31/2010...........  $ 8.99671    $10.69651            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38558    $ 5.25699            0
   01/01/2009 to 12/31/2009...........  $ 5.25699    $ 5.92152            0
   01/01/2010 to 12/31/2010...........  $ 5.92152    $ 6.43365            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15181    $ 8.31252            0
   01/01/2009 to 12/31/2009...........  $ 8.31252    $ 9.73373            0
   01/01/2010 to 12/31/2010...........  $ 9.73373    $ 9.80468            0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16531    $ 6.07949            0
   01/01/2009 to 12/31/2009...........  $ 6.07949    $ 7.38932            0
   01/01/2010 to 12/31/2010...........  $ 7.38932    $ 8.95612            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11054    $ 6.69736            0
   01/01/2009 to 12/31/2009...........  $ 6.69736    $ 8.51005        2,729
   01/01/2010 to 12/31/2010...........  $ 8.51005    $ 9.43387        1,647
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24132    $ 6.25380            0
   01/01/2009 to 12/31/2009...........  $ 6.25380    $ 7.31738            0
   01/01/2010 to 12/31/2010...........  $ 7.31738    $ 8.09105            0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07232    $ 6.18199            0
   01/01/2009 to 12/31/2009...........  $ 6.18199    $ 8.37491          932
   01/01/2010 to 12/31/2010...........  $ 8.37491    $10.53374          562
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18830    $ 6.44572            0
   01/01/2009 to 12/31/2009...........  $ 6.44572    $ 8.26226            0
   01/01/2010 to 12/31/2010...........  $ 8.26226    $ 9.74747            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25880    $ 5.50234         0
   01/01/2009 to 12/31/2009...........  $ 5.50234    $ 6.89260         0
   01/01/2010 to 12/31/2010...........  $ 6.89260    $ 8.41782         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11344    $ 6.79014         0
   01/01/2009 to 12/31/2009...........  $ 6.79014    $ 8.39089         0
   01/01/2010 to 12/31/2010...........  $ 8.39089    $10.33254         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22844    $ 7.15855         0
   01/01/2009 to 12/31/2009...........  $ 7.15855    $ 8.44181         0
   01/01/2010 to 12/31/2010...........  $ 8.44181    $10.09576         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27802    $ 7.24797         0
   01/01/2009 to 12/31/2009...........  $ 7.24797    $ 7.61851         0
   01/01/2010 to 12/31/2010...........  $ 7.61851    $ 8.63243         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09847    $ 7.19472         0
   01/01/2009 to 12/31/2009...........  $ 7.19472    $ 7.80329         0
   01/01/2010 to 12/31/2010...........  $ 7.80329    $ 8.09752         0

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529      146,936
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877      307,829
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271      333,079
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766      310,818
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822      298,352
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       29,841
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459       49,540
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171       46,791
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915       47,549
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809       47,062
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662            0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353            0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224            0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160            0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054            0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624            0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810            0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362            0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945            0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791            0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810            0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575            0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492            0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262            0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789            0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044            0
01/01/2010 to 12/31/2010                $ 8.44044    $ 9.39776            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790       70,893
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011      149,800
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061      150,333
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989      157,636
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667      150,273
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041            0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626            0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715            0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236            0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115       88,438
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342      195,338
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294      196,185
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688      209,267
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961      167,220
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246            0
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770            0
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895          797
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205          796
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727          796
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622            0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355            0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449            0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325            0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708            0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579            0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505            0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925            0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200            0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215            0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852            0
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670            0
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407       27,630
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251       37,674
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462       34,344
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826       34,026
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641       33,750
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578        2,268
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013        7,568
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282        6,685
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252        6,480
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472        6,257
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402            0
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790          0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684          0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128          0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996          0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145          0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118          0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011          0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166          0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421          0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287          0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570          0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264          0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590          0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998          0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304          0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980          0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002          0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268          0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782          0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484          0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212          0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287          0
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140          0
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827          0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716        789
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528        788
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239        788
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677          0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178          0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731          0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187          0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889            0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484            0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160            0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894            0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739          321
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119       10,260
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602       10,680
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220       10,257
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464            0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240            0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063            0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085            0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106            0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185            0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579            0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018            0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686            0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817         0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337         0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586         0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126         0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666         0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697         0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627         0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808         0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970            0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407            0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415            0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523            0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732            0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653            0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474            0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171            0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223            0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329            0
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       19,236
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294       28,396
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866       36,275
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144       25,350
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882       36,967
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033            0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033            0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050            0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604            0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325            0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026            0
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838            0
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919            0
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252            0
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625            0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839            0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832            0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513            0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163            0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395            0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338            0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392            0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991            0
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020       16,027
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       30,264
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       27,345
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       37,564
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542            0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123            0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096            0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586            0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998            0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215            0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797            0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675            0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064            0
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696            0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242            0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297            0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897            0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708            0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260            0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479            0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286            0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789          829
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819          829
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616          828

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08884    $ 7.64224         0
   01/01/2009 to 12/31/2009...........  $ 7.64224    $ 9.08601         0
   01/01/2010 to 12/31/2010...........  $ 9.08601    $10.42895         0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26785    $ 7.01551         0
   01/01/2009 to 12/31/2009...........  $ 7.01551    $ 8.97465         0
   01/01/2010 to 12/31/2010...........  $ 8.97465    $10.65472         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38554    $ 5.25170         0
   01/01/2009 to 12/31/2009...........  $ 5.25170    $ 5.90700         0
   01/01/2010 to 12/31/2010...........  $ 5.90700    $ 6.40853         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15177    $ 8.30434         0
   01/01/2009 to 12/31/2009...........  $ 8.30434    $ 9.70984         0
   01/01/2010 to 12/31/2010...........  $ 9.70984    $ 9.76625         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16527    $ 6.07345         0
   01/01/2009 to 12/31/2009...........  $ 6.07345    $ 7.37123         0
   01/01/2010 to 12/31/2010...........  $ 7.37123    $ 8.92120         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11050    $ 6.69076         0
   01/01/2009 to 12/31/2009...........  $ 6.69076    $ 8.48914         0
   01/01/2010 to 12/31/2010...........  $ 8.48914    $ 9.39705         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24128    $ 6.24766         0
   01/01/2009 to 12/31/2009...........  $ 6.24766    $ 7.29948         0
   01/01/2010 to 12/31/2010...........  $ 7.29948    $ 8.05941         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07228    $ 6.17594         0
   01/01/2009 to 12/31/2009...........  $ 6.17594    $ 8.35444         0
   01/01/2010 to 12/31/2010...........  $ 8.35444    $10.49265         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18826    $ 6.43929         0
   01/01/2009 to 12/31/2009...........  $ 6.43929    $ 8.24187         0
   01/01/2010 to 12/31/2010...........  $ 8.24187    $ 9.70911         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25876    $ 5.49689         0
   01/01/2009 to 12/31/2009...........  $ 5.49689    $ 6.87569         0
   01/01/2010 to 12/31/2010...........  $ 6.87569    $ 8.38477         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11340    $ 6.78354         0
   01/01/2009 to 12/31/2009...........  $ 6.78354    $ 8.37044         0
   01/01/2010 to 12/31/2010...........  $ 8.37044    $10.29229         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22840    $ 7.15156         0
   01/01/2009 to 12/31/2009...........  $ 7.15156    $ 8.42108         0
   01/01/2010 to 12/31/2010...........  $ 8.42108    $10.05617         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27798    $ 7.24083         0
   01/01/2009 to 12/31/2009...........  $ 7.24083    $ 7.59983         0
   01/01/2010 to 12/31/2010...........  $ 7.59983    $ 8.59861         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09843    $ 7.18768         0
   01/01/2009 to 12/31/2009...........  $ 7.18768    $ 7.78417         0
   01/01/2010 to 12/31/2010...........  $ 7.78417    $ 8.06597         0

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.35%)

                                                                    NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE       UNITS
                                       AT BEGINNING    AT END    OUTSTANDING1 AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD    END OF PERIOD
------------                           ------------ ------------ ---------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38047    $10.93388        980,523
   01/01/2007 to 12/31/2007...........  $10.93388    $11.66521      1,256,419
   01/01/2008 to 12/31/2008...........  $11.66521    $ 7.76927      1,114,251
   01/01/2009 to 12/31/2009...........  $ 7.76927    $ 9.43986      1,092,501
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669      1,051,041
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14092    $10.60457         45,706
   01/01/2007 to 12/31/2007...........  $10.60457    $11.34476        171,448
   01/01/2008 to 12/31/2008...........  $11.34476    $ 7.78052        181,250
   01/01/2009 to 12/31/2009...........  $ 7.78052    $ 9.59354        182,993
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815        175,137
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61817    $11.29471              0
   01/01/2007 to 12/31/2007...........  $11.29471    $12.08889              0
   01/01/2008 to 12/31/2008...........  $12.08889    $ 6.81165              0
   01/01/2009 to 12/31/2009...........  $ 6.81165    $ 8.54740              0
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358              0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.97588    $12.15923              0
   01/01/2007 to 12/31/2007...........  $12.15923    $11.45490              0
   01/01/2008 to 12/31/2008...........  $11.45490    $ 6.50390              0
   01/01/2009 to 12/31/2009...........  $ 6.50390    $ 7.86669              0
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417              0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60472    $11.69882              0
   01/01/2007 to 12/31/2007...........  $11.69882    $12.01493              0
   01/01/2008 to 12/31/2008...........  $12.01493    $ 6.96213              0
   01/01/2009 to 12/31/2009...........  $ 6.96213    $ 8.10749              0
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67219    $11.73408            0
   01/01/2007 to 12/31/2007...........  $11.73408    $11.45102            0
   01/01/2008 to 12/31/2008...........  $11.45102    $ 7.30050            0
   01/01/2009 to 12/31/2009...........  $ 7.30050    $ 8.40065            0
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33090    $10.82649      516,020
   01/01/2007 to 12/31/2007...........  $10.82649    $11.53653      613,366
   01/01/2008 to 12/31/2008...........  $11.53653    $ 8.03637      616,456
   01/01/2009 to 12/31/2009...........  $ 8.03637    $ 9.68123      879,033
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384      855,716
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 9.33072            0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99810    $11.97817            0
   01/01/2009 to 12/31/2009...........  $11.97817    $10.99506            0
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99810    $12.04667            0
   01/01/2009 to 12/31/2009...........  $12.04667    $10.86376            0
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 8.74446            0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.49930    $11.10927      431,061
   01/01/2007 to 12/31/2007...........  $11.10927    $11.90879      733,560
   01/01/2008 to 12/31/2008...........  $11.90879    $ 7.56990      609,561
   01/01/2009 to 12/31/2009...........  $ 7.56990    $ 9.26952      609,431
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814      616,299
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09909    $ 6.66807          407
   01/01/2009 to 12/31/2009...........  $ 6.66807    $ 8.26425          939
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272        1,325

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08091    $ 7.31419            0
   01/01/2009 to 12/31/2009...........  $ 7.31419    $ 8.81771            0
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205            0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.08422    $15.96803            0
   01/01/2007 to 12/31/2007...........  $15.96803    $12.48919            0
   01/01/2008 to 12/31/2008...........  $12.48919    $ 7.92476            0
   01/01/2009 to 12/31/2009...........  $ 7.92476    $10.21482            0
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19668    $11.67669            0
   01/01/2007 to 12/31/2007...........  $11.67669    $ 9.38029            0
   01/01/2008 to 07/18/2008...........  $ 9.38029    $ 8.56357            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.13606    $12.02369            0
   01/01/2007 to 12/31/2007...........  $12.02369    $13.06315            0
   01/01/2008 to 12/31/2008...........  $13.06315    $ 7.13539            0
   01/01/2009 to 12/31/2009...........  $ 7.13539    $ 9.24860            0
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10342    $ 7.47374            0
   01/01/2009 to 12/31/2009...........  $ 7.47374    $ 8.85245            0
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04119    $10.52596       18,794
   01/01/2007 to 12/31/2007...........  $10.52596    $11.16298      107,468
   01/01/2008 to 12/31/2008...........  $11.16298    $ 7.14500       66,345
   01/01/2009 to 12/31/2009...........  $ 7.14500    $ 8.64605       76,589
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094       69,707
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16087    $10.42774       36,460
   01/01/2007 to 12/31/2007...........  $10.42774    $11.35028       97,045
   01/01/2008 to 12/31/2008...........  $11.35028    $ 6.57477      102,640
   01/01/2009 to 12/31/2009...........  $ 6.57477    $ 8.09236      111,642
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046      116,941
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99810    $ 7.45069            0
   01/01/2009 to 11/13/2009...........  $ 7.45069    $ 8.28568            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17477    $ 6.09515         0
   01/01/2009 to 12/31/2009...........  $ 6.09515    $ 8.04541         0
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866         0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19083    $11.49971         0
   01/01/2007 to 12/31/2007...........  $11.49971    $12.80631         0
   01/01/2008 to 12/31/2008...........  $12.80631    $ 7.47329         0
   01/01/2009 to 12/31/2009...........  $ 7.47329    $10.90871         0
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486         0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07197    $10.92486         0
   01/01/2007 to 12/31/2007...........  $10.92486    $12.73768         0
   01/01/2008 to 12/31/2008...........  $12.73768    $ 7.36813         0
   01/01/2009 to 12/31/2009...........  $ 7.36813    $11.30917         0
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024         0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03298    $ 7.61665         0
   01/01/2009 to 12/31/2009...........  $ 7.61665    $ 9.43976         0
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193         0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04613    $10.57148         0
   01/01/2007 to 12/31/2007...........  $10.57148    $10.58384         0
   01/01/2008 to 12/31/2008...........  $10.58384    $ 7.69933         0
   01/01/2009 to 12/31/2009...........  $ 7.69933    $10.19721         0
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809         0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11161    $ 7.10816         0
   01/01/2009 to 12/31/2009...........  $ 7.10816    $ 8.79688         0
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253         0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08910    $ 7.58219         0
   01/01/2009 to 12/31/2009...........  $ 7.58219    $ 9.14036         0
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633         0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99161    $10.55979         0
   01/01/2007 to 12/31/2007...........  $10.55979    $12.28160         0
   01/01/2008 to 12/31/2008...........  $12.28160    $ 5.97163         0
   01/01/2009 to 12/31/2009...........  $ 5.97163    $ 7.89352         0
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00976    $10.82176            0
   01/01/2007 to 12/31/2007...........  $10.82176    $12.45435            0
   01/01/2008 to 12/31/2008...........  $12.45435    $ 6.81369            0
   01/01/2009 to 12/31/2009...........  $ 6.81369    $ 8.68753            0
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890            0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907            0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.89729    $11.47316            0
   01/01/2007 to 12/31/2007...........  $11.47316    $11.42601       32,337
   01/01/2008 to 12/31/2008...........  $11.42601    $ 9.19703       30,945
   01/01/2009 to 12/31/2009...........  $ 9.19703    $10.96455       39,805
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692       28,730
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169            0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149            0
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06214    $12.71200            0
   01/01/2007 to 12/31/2007...........  $12.71200    $13.59092            0
   01/01/2008 to 12/31/2008...........  $13.59092    $ 7.78368            0
   01/01/2009 to 12/31/2009...........  $ 7.78368    $10.33368            0
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03673    $12.15199            0
   01/01/2007 to 12/31/2007...........  $12.15199    $11.51688            0
   01/01/2008 to 12/31/2008...........  $11.51688    $ 6.58358            0
   01/01/2009 to 12/31/2009...........  $ 6.58358    $ 7.68247            0
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390            0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17101    $10.61604            0
   01/01/2007 to 12/31/2007...........  $10.61604    $11.00230            0
   01/01/2008 to 12/31/2008...........  $11.00230    $ 8.24992            0
   01/01/2009 to 12/31/2009...........  $ 8.24992    $10.84970            0
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10935    $11.36178         0
   01/01/2007 to 12/31/2007...........  $11.36178    $12.76067         0
   01/01/2008 to 12/31/2008...........  $12.76067    $ 7.02395         0
   01/01/2009 to 12/31/2009...........  $ 7.02395    $ 8.90497         0
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.39974    $12.65581         0
   01/01/2007 to 12/31/2007...........  $12.65581    $13.52608         0
   01/01/2008 to 12/31/2008...........  $13.52608    $ 8.72326         0
   01/01/2009 to 12/31/2009...........  $ 8.72326    $11.20837         0
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01314    $11.46555         0
   01/01/2007 to 12/31/2007...........  $11.46555    $12.89324         0
   01/01/2008 to 12/31/2008...........  $12.89324    $ 8.02380         0
   01/01/2009 to 12/31/2009...........  $ 8.02380    $ 9.74490         0
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01565    $11.49314         0
   01/01/2007 to 12/31/2007...........  $11.49314    $11.53682         0
   01/01/2008 to 12/31/2008...........  $11.53682    $ 6.97427         0
   01/01/2009 to 12/31/2009...........  $ 6.97427    $ 9.46381         0
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99927    $10.16446         0
   01/01/2007 to 12/31/2007...........  $10.16446    $10.41692         0
   01/01/2008 to 12/31/2008...........  $10.41692    $10.43309         0
   01/01/2009 to 12/31/2009...........  $10.43309    $10.21844         0
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62014    $11.71445         0
   01/01/2007 to 12/31/2007...........  $11.71445    $11.80676         0
   01/01/2008 to 12/31/2008...........  $11.80676    $ 6.66062         0
   01/01/2009 to 12/31/2009...........  $ 6.66062    $ 9.15272         0
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32266    $12.56405         0
   01/01/2007 to 12/31/2007...........  $12.56405    $14.99959         0
   01/01/2008 to 12/31/2008...........  $14.99959    $ 8.32629         0
   01/01/2009 to 12/31/2009...........  $ 8.32629    $10.55846         0
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46321    $10.79758            0
   01/01/2007 to 12/31/2007...........  $10.79758    $12.52249            0
   01/01/2008 to 12/31/2008...........  $12.52249    $ 7.03005            0
   01/01/2009 to 12/31/2009...........  $ 7.03005    $ 8.41842            0
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10084    $ 5.55714            0
   01/01/2009 to 12/31/2009...........  $ 5.55714    $ 9.04108            0
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99939    $10.14603            0
   01/01/2007 to 12/31/2007...........  $10.14603    $10.58573            0
   01/01/2008 to 12/31/2008...........  $10.58573    $10.45803            0
   01/01/2009 to 12/31/2009...........  $10.45803    $11.26320            0
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97074    $10.25809            0
   01/01/2007 to 12/31/2007...........  $10.25809    $10.85393            0
   01/01/2008 to 12/31/2008...........  $10.85393    $10.36496            0
   01/01/2009 to 12/31/2009...........  $10.36496    $11.80051            0
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18231    $10.58266       25,948
   01/01/2007 to 12/31/2007...........  $10.58266    $11.23988       85,990
   01/01/2008 to 12/31/2008...........  $11.23988    $ 8.84173      173,973
   01/01/2009 to 12/31/2009...........  $ 8.84173    $10.36969      300,422
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278      338,401
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59876    $11.38035            0
   01/01/2007 to 12/31/2007...........  $11.38035    $11.34925            0
   01/01/2008 to 12/31/2008...........  $11.34925    $ 6.79519            0
   01/01/2009 to 12/31/2009...........  $ 6.79519    $ 8.08794            0
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.42812    $10.99392            0
   01/01/2007 to 12/31/2007...........  $10.99392    $11.69820       52,424
   01/01/2008 to 12/31/2008...........  $11.69820    $ 7.97865       26,059
   01/01/2009 to 12/31/2009...........  $ 7.97865    $ 9.93257       33,715
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093       37,707

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90457    $ 9.86970            0
   01/01/2007 to 12/31/2007...........  $ 9.86970    $10.33134            0
   01/01/2008 to 12/31/2008...........  $10.33134    $ 6.56108            0
   01/01/2009 to 12/31/2009...........  $ 6.56108    $ 8.58389            0
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91307    $12.41972            0
   01/01/2007 to 12/31/2007...........  $12.41972    $11.45244            0
   01/01/2008 to 12/31/2008...........  $11.45244    $ 7.86404            0
   01/01/2009 to 12/31/2009...........  $ 7.86404    $ 9.75803            0
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66142    $11.31993            0
   01/01/2007 to 12/31/2007...........  $11.31993    $11.75789      118,836
   01/01/2008 to 12/31/2008...........  $11.75789    $ 8.50729       65,892
   01/01/2009 to 12/31/2009...........  $ 8.50729    $10.31836       82,127
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440       71,399
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.50715    $ 9.75828            0
   01/01/2007 to 12/31/2007...........  $ 9.75828    $10.45270            0
   01/01/2008 to 12/31/2008...........  $10.45270    $ 9.96399            0
   01/01/2009 to 12/31/2009...........  $ 9.96399    $10.91472            0
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93961    $10.42100            0
   01/01/2007 to 12/31/2007...........  $10.42100    $11.01894            0
   01/01/2008 to 12/31/2008...........  $11.01894    $ 6.39820            0
   01/01/2009 to 12/31/2009...........  $ 6.39820    $ 9.58786            0
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.70545    $13.21670            0
   01/01/2007 to 12/31/2007...........  $13.21670    $18.14222            0
   01/01/2008 to 12/31/2008...........  $18.14222    $ 8.86480            0
   01/01/2009 to 12/31/2009...........  $ 8.86480    $12.93549            0
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376            0
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49503    $12.67469            0
   01/01/2007 to 12/31/2007...........  $12.67469    $12.52816            0
   01/01/2008 to 12/31/2008...........  $12.52816    $ 7.67442            0
   01/01/2009 to 12/31/2009...........  $ 7.67442    $ 8.86726            0
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99809    $ 9.97138          0
   01/01/2008 to 12/31/2008...........  $ 9.97138    $ 9.23456          0
   01/01/2009 to 12/31/2009...........  $ 9.23456    $10.07192          0
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805          0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07793    $ 6.61353        206
   01/01/2009 to 12/31/2009...........  $ 6.61353    $ 8.40437        474
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230        669
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08881    $ 7.63721          0
   01/01/2009 to 12/31/2009...........  $ 7.63721    $ 9.07106          0
   01/01/2010 to 12/31/2010...........  $ 9.07106    $10.40165          0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26782    $ 7.01089          0
   01/01/2009 to 12/31/2009...........  $ 7.01089    $ 8.95999          0
   01/01/2010 to 12/31/2010...........  $ 8.95999    $10.62684          0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38552    $ 5.24829          0
   01/01/2009 to 12/31/2009...........  $ 5.24829    $ 5.89726          0
   01/01/2010 to 12/31/2010...........  $ 5.89726    $ 6.39174          0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15174    $ 8.29892          0
   01/01/2009 to 12/31/2009...........  $ 8.29892    $ 9.69400          0
   01/01/2010 to 12/31/2010...........  $ 9.69400    $ 9.74078          0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16525    $ 6.06953          0
   01/01/2009 to 12/31/2009...........  $ 6.06953    $ 7.35928          0
   01/01/2010 to 12/31/2010...........  $ 7.35928    $ 8.89801          0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11048    $ 6.68634          0
   01/01/2009 to 12/31/2009...........  $ 6.68634    $ 8.47530          0
   01/01/2010 to 12/31/2010...........  $ 8.47530    $ 9.37259          0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24125    $ 6.24347          0
   01/01/2009 to 12/31/2009...........  $ 6.24347    $ 7.28739          0
   01/01/2010 to 12/31/2010...........  $ 7.28739    $ 8.03823          0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07225    $ 6.17185          0
   01/01/2009 to 12/31/2009...........  $ 6.17185    $ 8.34071          0
   01/01/2010 to 12/31/2010...........  $ 8.34071    $10.46522          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18823    $ 6.43513         0
   01/01/2009 to 12/31/2009...........  $ 6.43513    $ 8.22837         0
   01/01/2010 to 12/31/2010...........  $ 8.22837    $ 9.68372         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25873    $ 5.49330         0
   01/01/2009 to 12/31/2009...........  $ 5.49330    $ 6.86444         0
   01/01/2010 to 12/31/2010...........  $ 6.86444    $ 8.36296         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11338    $ 6.77909         0
   01/01/2009 to 12/31/2009...........  $ 6.77909    $ 8.35679         0
   01/01/2010 to 12/31/2010...........  $ 8.35679    $10.26535         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22837    $ 7.14678         0
   01/01/2009 to 12/31/2009...........  $ 7.14678    $ 8.40716         0
   01/01/2010 to 12/31/2010...........  $ 8.40716    $10.02984         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27795    $ 7.23615         0
   01/01/2009 to 12/31/2009...........  $ 7.23615    $ 7.58749         0
   01/01/2010 to 12/31/2010...........  $ 7.58749    $ 8.57621         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09840    $ 7.18288         0
   01/01/2009 to 12/31/2009...........  $ 7.18288    $ 7.77133         0
   01/01/2010 to 12/31/2010...........  $ 7.77133    $ 8.04473         0

*  Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301           0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914           0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177           0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764           0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097           0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698           0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958       1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804       3,620
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224           0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376           0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257           0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       5,003
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784           0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981           0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609           0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971           0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552           0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007           0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223           0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371           0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219           0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127           0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201           0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199           0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958           0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442           0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932           0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905         364
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057           0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097           0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522       2,740

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036           0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618           0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682           0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021           0
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117           0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949           0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       1,599
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594           0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273           0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224           0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276           0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628           0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244           0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167           0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998         0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543         0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606         0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201         0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863         0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483         0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789         0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068         0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950         0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615         0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929         0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383         0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858         0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568         0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289         0
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963         0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164         0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944         0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941         0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232         0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302         0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678         0
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473         0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314         0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404         0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590         0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185         0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324         0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274         0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337          0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005          0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241          0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903          0
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164          0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759          0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966          0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903        323
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267          0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798          0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775          0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084          0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415          0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751          0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410          0
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973          0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357          0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528          0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701          0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395          0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575          0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260          0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075          0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648          0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209          0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601          0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860           0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653           0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361           0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       2,184
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003           0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499           0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569           0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976           0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744           0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555           0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064           0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317           0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784           0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409         878
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617           0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963           0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124           0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08917    $ 7.70553           0
   01/01/2009 to 12/31/2009...........  $ 7.70553    $ 9.27464           0
   01/01/2010 to 12/31/2010...........  $ 9.27464    $10.77702           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26818    $ 7.07373         0
   01/01/2009 to 12/31/2009...........  $ 7.07373    $ 9.16112         0
   01/01/2010 to 12/31/2010...........  $ 9.16112    $11.01058         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38588    $ 5.29555         0
   01/01/2009 to 12/31/2009...........  $ 5.29555    $ 6.03013         0
   01/01/2010 to 12/31/2010...........  $ 6.03013    $ 6.62309         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15210    $ 8.37319         0
   01/01/2009 to 12/31/2009...........  $ 8.37319    $ 9.91149         0
   01/01/2010 to 12/31/2010...........  $ 9.91149    $10.09243         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16561    $ 6.12389         0
   01/01/2009 to 12/31/2009...........  $ 6.12389    $ 7.52435         0
   01/01/2010 to 12/31/2010...........  $ 7.52435    $ 9.21904         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11084    $ 6.74627         0
   01/01/2009 to 12/31/2009...........  $ 6.74627    $ 8.66550         0
   01/01/2010 to 12/31/2010...........  $ 8.66550    $ 9.71085         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24162    $ 6.29952         0
   01/01/2009 to 12/31/2009...........  $ 6.29952    $ 7.45124         0
   01/01/2010 to 12/31/2010...........  $ 7.45124    $ 8.32879         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07261    $ 6.22719         0
   01/01/2009 to 12/31/2009...........  $ 6.22719    $ 8.52806         0
   01/01/2010 to 12/31/2010...........  $ 8.52806    $10.84313         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18859    $ 6.49281         0
   01/01/2009 to 12/31/2009...........  $ 6.49281    $ 8.41316         0
   01/01/2010 to 12/31/2010...........  $ 8.41316    $10.03332         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25909    $ 5.54281         0
   01/01/2009 to 12/31/2009...........  $ 5.54281    $ 7.01899         0
   01/01/2010 to 12/31/2010...........  $ 7.01899    $ 8.66541         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11374    $ 6.83982         0
   01/01/2009 to 12/31/2009...........  $ 6.83982    $ 8.54439         0
   01/01/2010 to 12/31/2010...........  $ 8.54439    $10.63607         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22874    $ 7.21085         0
   01/01/2009 to 12/31/2009...........  $ 7.21085    $ 8.59614         0
   01/01/2010 to 12/31/2010...........  $ 8.59614    $10.39230         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27831    $ 7.30077         0
   01/01/2009 to 12/31/2009...........  $ 7.30077    $ 7.75761         0
   01/01/2010 to 12/31/2010...........  $ 7.75761    $ 8.88561         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09876    $ 7.24721         0
   01/01/2009 to 12/31/2009...........  $ 7.24721    $ 7.94572         0
   01/01/2010 to 12/31/2010...........  $ 7.94572    $ 8.33515         0

*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.80%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96999    $10.53905      100,763
    01/01/2007 to 12/31/2007.........  $10.53905    $11.30489      331,359
    01/01/2008 to 12/31/2008.........  $11.30489    $ 7.57016      434,309
    01/01/2009 to 12/31/2009.........  $ 7.57016    $ 9.24767      573,712
    01/01/2010 to 12/31/2010.........  $ 9.24767    $10.17096      557,259
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98871    $10.48281          465
    01/01/2007 to 12/31/2007.........  $10.48281    $11.27541        4,054
    01/01/2008 to 12/31/2008.........  $11.27541    $ 7.77480       41,622
    01/01/2009 to 12/31/2009.........  $ 7.77480    $ 9.63835      102,631
    01/01/2010 to 12/31/2010.........  $ 9.63835    $10.76564      105,054
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97063    $10.64382        6,495
    01/01/2007 to 12/31/2007.........  $10.64382    $11.45397       29,955
    01/01/2008 to 12/31/2008.........  $11.45397    $ 6.48888       30,383
    01/01/2009 to 12/31/2009.........  $ 6.48888    $ 8.18645       29,000
    01/01/2010 to 12/31/2010.........  $ 8.18645    $ 9.21884       30,956
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95038    $11.06254        1,715
    01/01/2007 to 12/31/2007.........  $11.06254    $10.47838        9,349
    01/01/2008 to 12/31/2008.........  $10.47838    $ 5.98171        6,474
    01/01/2009 to 12/31/2009.........  $ 5.98171    $ 7.27422       12,349
    01/01/2010 to 12/31/2010.........  $ 7.27422    $ 8.09199       12,932
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96049    $11.02746        5,978
    01/01/2007 to 12/31/2007.........  $11.02746    $11.38675        6,542
    01/01/2008 to 12/31/2008.........  $11.38675    $ 6.63384        8,008
    01/01/2009 to 12/31/2009.........  $ 6.63384    $ 7.76698       13,644
    01/01/2010 to 12/31/2010.........  $ 7.76698    $ 8.61281       13,445

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98434    $11.01701        6,860
    01/01/2007 to 12/31/2007.........  $11.01701    $10.80965        7,391
    01/01/2008 to 12/31/2008.........  $10.80965    $ 6.92900        5,909
    01/01/2009 to 12/31/2009.........  $ 6.92900    $ 8.01628       11,509
    01/01/2010 to 12/31/2010.........  $ 8.01628    $ 8.96487        9,703
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97939    $10.49554       19,062
    01/01/2007 to 12/31/2007.........  $10.49554    $11.24456       71,029
    01/01/2008 to 12/31/2008.........  $11.24456    $ 7.87536      209,955
    01/01/2009 to 12/31/2009.........  $ 7.87536    $ 9.53832      426,296
    01/01/2010 to 12/31/2010.........  $ 9.53832    $10.52351      433,134
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 9.38108            0
    01/01/2010 to 12/31/2010.........  $ 9.38108    $10.18982            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.03844            0
    01/01/2009 to 12/31/2009.........  $12.03844    $11.11003            0
    01/01/2010 to 12/31/2010.........  $11.11003    $12.13429            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.10728            0
    01/01/2009 to 12/31/2009.........  $12.10728    $10.97728            0
    01/01/2010 to 12/31/2010.........  $10.97728    $12.00827            0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 8.79160            0
    01/01/2010 to 12/31/2010.........  $ 8.79160    $ 9.65901            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99804    $11.01180            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97970    $10.59731      154,539
    01/01/2007 to 12/31/2007.........  $10.59731    $11.42176      323,524
    01/01/2008 to 12/31/2008.........  $11.42176    $ 7.29960      471,178
    01/01/2009 to 12/31/2009.........  $ 7.29960    $ 8.98690      717,751
    01/01/2010 to 12/31/2010.........  $ 8.98690    $10.00882      731,358
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09924    $ 6.69228        3,471
    01/01/2009 to 12/31/2009.........  $ 6.69228    $ 8.33899       16,260
    01/01/2010 to 12/31/2010.........  $ 8.33899    $ 9.36653       16,196

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08106    $ 7.34068        9,623
    01/01/2009 to 12/31/2009.........  $ 7.34068    $ 8.89743       93,852
    01/01/2010 to 12/31/2010.........  $ 8.89743    $ 9.78180      101,992
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88697    $12.10913          915
    01/01/2007 to 12/31/2007.........  $12.10913    $ 9.52250       21,877
    01/01/2008 to 12/31/2008.........  $ 9.52250    $ 6.07516       22,046
    01/01/2009 to 12/31/2009.........  $ 6.07516    $ 7.87308       28,325
    01/01/2010 to 12/31/2010.........  $ 7.87308    $ 9.95295       29,740
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98281    $10.44809          213
    01/01/2007 to 12/31/2007.........  $10.44809    $ 8.43897          738
    01/01/2008 to 07/18/2008.........  $ 8.43897    $ 7.72699            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $ 9.94149        4,622
    01/01/2007 to 12/31/2007.........  $ 9.94149    $10.85969        5,531
    01/01/2008 to 12/31/2008.........  $10.85969    $ 5.96393        5,816
    01/01/2009 to 12/31/2009.........  $ 5.96393    $ 7.77201        5,885
    01/01/2010 to 12/31/2010.........  $ 7.77201    $10.11934        5,696
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10357    $ 7.50079        1,892
    01/01/2009 to 12/31/2009.........  $ 7.50079    $ 8.93234        4,777
    01/01/2010 to 12/31/2010.........  $ 8.93234    $ 9.94340        5,927
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.51873        7,548
    01/01/2007 to 12/31/2007.........  $10.51873    $11.21595       14,474
    01/01/2008 to 12/31/2008.........  $11.21595    $ 7.21784       44,101
    01/01/2009 to 12/31/2009.........  $ 7.21784    $ 8.78121       82,150
    01/01/2010 to 12/31/2010.........  $ 8.78121    $ 9.86497       85,288
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.29782        6,627
    01/01/2007 to 12/31/2007.........  $10.29782    $11.26972       13,198
    01/01/2008 to 12/31/2008.........  $11.26972    $ 6.56357       20,349
    01/01/2009 to 12/31/2009.........  $ 6.56357    $ 8.12237       45,529
    01/01/2010 to 12/31/2010.........  $ 8.12237    $ 9.49626       50,405
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99854    $ 7.46903        1,054
    01/01/2009 to 11/13/2009.........  $ 7.46903    $ 8.34495            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17522    $ 6.11016          207
    01/01/2009 to 12/31/2009.........  $ 6.11016    $ 8.10892        3,456
    01/01/2010 to 12/31/2010.........  $ 8.10892    $ 9.57456        3,343
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93489    $10.24561        9,321
    01/01/2007 to 12/31/2007.........  $10.24561    $11.47169       14,255
    01/01/2008 to 12/31/2008.........  $11.47169    $ 6.73082       15,979
    01/01/2009 to 12/31/2009.........  $ 6.73082    $ 9.87807       16,503
    01/01/2010 to 12/31/2010.........  $ 9.87807    $10.70162       15,236
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95788    $ 9.86078        4,141
    01/01/2007 to 12/31/2007.........  $ 9.86078    $11.55954       10,896
    01/01/2008 to 12/31/2008.........  $11.55954    $ 6.72291       12,490
    01/01/2009 to 12/31/2009.........  $ 6.72291    $10.37465       12,996
    01/01/2010 to 12/31/2010.........  $10.37465    $12.21170       14,525
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03342    $ 7.63533          143
    01/01/2009 to 12/31/2009.........  $ 7.63533    $ 9.51399        2,258
    01/01/2010 to 12/31/2010.........  $ 9.51399    $11.84749        2,109
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.55895        7,639
    01/01/2007 to 12/31/2007.........  $10.55895    $10.62868       35,625
    01/01/2008 to 12/31/2008.........  $10.62868    $ 7.77374       46,793
    01/01/2009 to 12/31/2009.........  $ 7.77374    $10.35129       44,552
    01/01/2010 to 12/31/2010.........  $10.35129    $11.54100       41,783
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11176    $ 7.13394        5,691
    01/01/2009 to 12/31/2009.........  $ 7.13394    $ 8.87666       17,133
    01/01/2010 to 12/31/2010.........  $ 8.87666    $ 9.92453       17,200
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08924    $ 7.60965       12,780
    01/01/2009 to 12/31/2009.........  $ 7.60965    $ 9.22304       36,235
    01/01/2010 to 12/31/2010.........  $ 9.22304    $10.11078       39,903
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99205    $10.59814       19,383
    01/01/2007 to 12/31/2007.........  $10.59814    $12.39320       22,566
    01/01/2008 to 12/31/2008.........  $12.39320    $ 6.05863       21,405
    01/01/2009 to 12/31/2009.........  $ 6.05863    $ 8.05179       25,385
    01/01/2010 to 12/31/2010.........  $ 8.05179    $ 9.05613       25,371

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01020    $10.86091       10,108
    01/01/2007 to 12/31/2007.........  $10.86091    $12.56729       22,348
    01/01/2008 to 12/31/2008.........  $12.56729    $ 6.91270       20,365
    01/01/2009 to 12/31/2009.........  $ 6.91270    $ 8.86147       20,938
    01/01/2010 to 12/31/2010.........  $ 8.86147    $ 9.66951       21,279
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99854    $10.72041      468,278
    01/01/2009 to 12/31/2009.........  $10.72041    $11.72128       88,669
    01/01/2010 to 12/31/2010.........  $11.72128    $12.75879       22,735
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96719    $10.53137            0
    01/01/2007 to 12/31/2007.........  $10.53137    $10.54506        2,161
    01/01/2008 to 12/31/2008.........  $10.54506    $ 8.53380       67,308
    01/01/2009 to 12/31/2009.........  $ 8.53380    $10.22881      135,791
    01/01/2010 to 12/31/2010.........  $10.22881    $10.78339      144,285
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08392    $10.28893            0
    01/01/2010 to 12/31/2010.........  $10.28893    $11.25088            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14530    $10.29877        1,984
    01/01/2010 to 12/31/2010.........  $10.29877    $11.50507        1,031
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.57485        1,737
    01/01/2007 to 12/31/2007.........  $10.57485    $11.36747       12,155
    01/01/2008 to 12/31/2008.........  $11.36747    $ 6.54565       25,865
    01/01/2009 to 12/31/2009.........  $ 6.54565    $ 8.73715       26,103
    01/01/2010 to 12/31/2010.........  $ 8.73715    $ 9.19808       27,258
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95986    $11.00559       10,174
    01/01/2007 to 12/31/2007.........  $11.00559    $10.48704       42,001
    01/01/2008 to 12/31/2008.........  $10.48704    $ 6.02732       74,919
    01/01/2009 to 12/31/2009.........  $ 6.02732    $ 7.07131       69,066
    01/01/2010 to 12/31/2010.........  $ 7.07131    $ 7.86044       65,715
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.47329        3,170
    01/01/2007 to 12/31/2007.........  $10.47329    $10.91333        7,620
    01/01/2008 to 12/31/2008.........  $10.91333    $ 8.22753        8,179
    01/01/2009 to 12/31/2009.........  $ 8.22753    $10.87864        9,539
    01/01/2010 to 12/31/2010.........  $10.87864    $12.11990        9,813

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94800    $10.21046        8,677
    01/01/2007 to 12/31/2007.........  $10.21046    $11.52992       18,618
    01/01/2008 to 12/31/2008.........  $11.52992    $ 6.38093       27,661
    01/01/2009 to 12/31/2009.........  $ 6.38093    $ 8.13344       37,024
    01/01/2010 to 12/31/2010.........  $ 8.13344    $ 9.56772       50,125
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96007    $11.09702        7,381
    01/01/2007 to 12/31/2007.........  $11.09702    $11.92451       11,869
    01/01/2008 to 12/31/2008.........  $11.92451    $ 7.73203       12,011
    01/01/2009 to 12/31/2009.........  $ 7.73203    $ 9.98846       16,465
    01/01/2010 to 12/31/2010.........  $ 9.98846    $10.99392       16,243
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93164    $10.37660       17,078
    01/01/2007 to 12/31/2007.........  $10.37660    $11.73220        5,673
    01/01/2008 to 12/31/2008.........  $11.73220    $ 7.34079        7,271
    01/01/2009 to 12/31/2009.........  $ 7.34079    $ 8.96358        8,391
    01/01/2010 to 12/31/2010.........  $ 8.96358    $ 9.93078        8,501
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92897    $10.39648        3,722
    01/01/2007 to 12/31/2007.........  $10.39648    $10.49274        5,769
    01/01/2008 to 12/31/2008.........  $10.49274    $ 6.37746        8,861
    01/01/2009 to 12/31/2009.........  $ 6.37746    $ 8.70075       11,735
    01/01/2010 to 12/31/2010.........  $ 8.70075    $10.56476        8,320
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99971    $10.20125        2,122
    01/01/2007 to 12/31/2007.........  $10.20125    $10.51138       14,168
    01/01/2008 to 12/31/2008.........  $10.51138    $10.58460       35,811
    01/01/2009 to 12/31/2009.........  $10.58460    $10.42287       31,264
    01/01/2010 to 12/31/2010.........  $10.42287    $10.24097       32,714
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03567    $10.15344        8,227
    01/01/2007 to 12/31/2007.........  $10.15344    $10.28916       37,568
    01/01/2008 to 12/31/2008.........  $10.28916    $ 5.83598       41,529
    01/01/2009 to 12/31/2009.........  $ 5.83598    $ 8.06289       41,127
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.77667       37,355
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96492    $10.19634        4,779
    01/01/2007 to 12/31/2007.........  $10.19634    $12.23897        8,029
    01/01/2008 to 12/31/2008.........  $12.23897    $ 6.83068       21,323
    01/01/2009 to 12/31/2009.........  $ 6.83068    $ 8.70875       22,417
    01/01/2010 to 12/31/2010.........  $ 8.70875    $11.00805       19,881

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98795    $ 9.44165        1,526
    01/01/2007 to 12/31/2007.........  $ 9.44165    $11.00942        4,292
    01/01/2008 to 12/31/2008.........  $11.00942    $ 6.21411       12,615
    01/01/2009 to 12/31/2009.........  $ 6.21411    $ 7.48169       13,194
    01/01/2010 to 12/31/2010.........  $ 7.48169    $ 8.83896       12,555
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10128    $ 5.57086            0
    01/01/2009 to 12/31/2009.........  $ 5.57086    $ 9.11223        6,999
    01/01/2010 to 12/31/2010.........  $ 9.11223    $10.94456        4,815
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98013    $10.16273        1,782
    01/01/2007 to 12/31/2007.........  $10.16273    $10.66071       11,516
    01/01/2008 to 12/31/2008.........  $10.66071    $10.58896       20,419
    01/01/2009 to 12/31/2009.........  $10.58896    $11.46586       21,590
    01/01/2010 to 12/31/2010.........  $11.46586    $11.70221       18,101
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97119    $10.29524       38,989
    01/01/2007 to 12/31/2007.........  $10.29524    $10.95233       88,527
    01/01/2008 to 12/31/2008.........  $10.95233    $10.51549      124,817
    01/01/2009 to 12/31/2009.........  $10.51549    $12.03657      150,480
    01/01/2010 to 12/31/2010.........  $12.03657    $12.73627      141,916
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97912    $10.40856        1,786
    01/01/2007 to 12/31/2007.........  $10.40856    $11.11502        5,045
    01/01/2008 to 12/31/2008.........  $11.11502    $ 8.79094      112,326
    01/01/2009 to 12/31/2009.........  $ 8.79094    $10.36581      268,935
    01/01/2010 to 12/31/2010.........  $10.36581    $11.25907      228,760
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95076    $10.72269       10,900
    01/01/2007 to 12/31/2007.........  $10.72269    $10.75145       41,931
    01/01/2008 to 12/31/2008.........  $10.75145    $ 6.47223       58,615
    01/01/2009 to 12/31/2009.........  $ 6.47223    $ 7.74505       55,099
    01/01/2010 to 12/31/2010.........  $ 7.74505    $ 8.75311       55,189
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98429    $10.56354            0
    01/01/2007 to 12/31/2007.........  $10.56354    $11.30127            0
    01/01/2008 to 12/31/2008.........  $11.30127    $ 7.74969       21,835
    01/01/2009 to 12/31/2009.........  $ 7.74969    $ 9.69959       44,326
    01/01/2010 to 12/31/2010.........  $ 9.69959    $10.65364       49,209

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90502    $ 9.90555          777
    01/01/2007 to 12/31/2007.........  $ 9.90555    $10.42523        6,070
    01/01/2008 to 12/31/2008.........  $10.42523    $ 6.65658        6,470
    01/01/2009 to 12/31/2009.........  $ 6.65658    $ 8.75597        5,884
    01/01/2010 to 12/31/2010.........  $ 8.75597    $11.73364        8,458
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99236    $10.45461       11,573
    01/01/2007 to 12/31/2007.........  $10.45461    $ 9.69280       19,392
    01/01/2008 to 12/31/2008.........  $ 9.69280    $ 6.69183       32,241
    01/01/2009 to 12/31/2009.........  $ 6.69183    $ 8.34836       29,973
    01/01/2010 to 12/31/2010.........  $ 8.34836    $10.33253       29,534
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96806    $10.62157            0
    01/01/2007 to 12/31/2007.........  $10.62157    $11.09246        2,265
    01/01/2008 to 12/31/2008.........  $11.09246    $ 8.06926       92,705
    01/01/2009 to 12/31/2009.........  $ 8.06926    $ 9.83995      247,655
    01/01/2010 to 12/31/2010.........  $ 9.83995    $10.78102      261,852
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98953    $10.29008       15,470
    01/01/2007 to 12/31/2007.........  $10.29008    $11.08215       19,510
    01/01/2008 to 12/31/2008.........  $11.08215    $10.62110       24,760
    01/01/2009 to 12/31/2009.........  $10.62110    $11.69736       25,439
    01/01/2010 to 12/31/2010.........  $11.69736    $12.15050       22,561
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94005    $10.45877        7,828
    01/01/2007 to 12/31/2007.........  $10.45877    $11.11888        8,851
    01/01/2008 to 12/31/2008.........  $11.11888    $ 6.49123        2,021
    01/01/2009 to 12/31/2009.........  $ 6.49123    $ 9.77985        1,785
    01/01/2010 to 12/31/2010.........  $ 9.77985    $11.12583        1,784
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14738    $ 9.82060        9,268
    01/01/2007 to 12/31/2007.........  $ 9.82060    $13.55366       25,737
    01/01/2008 to 12/31/2008.........  $13.55366    $ 6.65868       30,442
    01/01/2009 to 12/31/2009.........  $ 6.65868    $ 9.76890       42,059
    01/01/2010 to 12/31/2010.........  $ 9.76890    $11.55903       45,394

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94923    $11.00962       14,229
    01/01/2007 to 12/31/2007.........  $11.00962    $10.94144        5,771
    01/01/2008 to 12/31/2008.........  $10.94144    $ 6.73868        8,260
    01/01/2009 to 12/31/2009.........  $ 6.73868    $ 7.82812        9,758
    01/01/2010 to 12/31/2010.........  $ 7.82812    $ 8.64657        9,223
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99853    $ 9.97802            0
    01/01/2008 to 12/31/2008.........  $ 9.97802    $ 9.29077        3,017
    01/01/2009 to 12/31/2009.........  $ 9.29077    $10.18779       14,177
    01/01/2010 to 12/31/2010.........  $10.18779    $10.78811       14,172
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07808    $ 6.63754       17,072
    01/01/2009 to 12/31/2009.........  $ 6.63754    $ 8.48048       41,541
    01/01/2010 to 12/31/2010.........  $ 8.48048    $ 9.18367       42,289

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10831    $ 7.87551       81,366
    01/01/2009 to 12/31/2009.........  $ 7.87551    $ 9.61124      459,255
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057      547,140
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93306    $ 7.87680       34,545
    01/01/2009 to 12/31/2009.........  $ 7.87680    $ 9.75519      131,788
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553      135,608
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.07056    $ 6.90477        5,883
    01/01/2009 to 12/31/2009.........  $ 6.90477    $ 8.70257       23,967
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034       15,158
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81608    $ 6.61400            0
    01/01/2009 to 12/31/2009.........  $ 6.61400    $ 8.03515       30,619
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968       36,104
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.27778    $ 7.08000            0
    01/01/2009 to 12/31/2009.........  $ 7.08000    $ 8.28115       15,497
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397       14,804
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74929    $ 7.42411            0
    01/01/2009 to 12/31/2009.........  $ 7.42411    $ 8.58067       27,509
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667       30,823

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.12432    $ 8.14626       34,831
    01/01/2009 to 12/31/2009.........  $ 8.14626    $ 9.85682      514,826
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424      623,828
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 9.37189            0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.02740        2,716
    01/01/2009 to 12/31/2009.........  $12.02740    $11.08899       13,607
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.09626        2,440
    01/01/2009 to 12/31/2009.........  $12.09626    $10.95660        9,277
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397        2,796
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 8.78306            0
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023      124,160
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110      119,889
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20053    $ 7.67349      163,098
    01/01/2009 to 12/31/2009.........  $ 7.67349    $ 9.43787      756,117
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081      841,809
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09921    $ 6.68783        6,753
    01/01/2009 to 12/31/2009.........  $ 6.68783    $ 8.32531       98,458
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197      216,833
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08104    $ 7.33582        3,160
    01/01/2009 to 12/31/2009.........  $ 7.33582    $ 8.88278       62,367
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608      188,331
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.67848    $ 8.05893            0
    01/01/2009 to 12/31/2009.........  $ 8.05893    $10.43374          769
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714        4,215
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.89974    $ 8.69104            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.80129    $ 7.25607        1,551
    01/01/2009 to 12/31/2009.........  $ 7.25607    $ 9.44657          419
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759          552
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10354    $ 7.49581        2,850
    01/01/2009 to 12/31/2009.........  $ 7.49581    $ 8.91773       32,521
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       34,121
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.73109    $ 7.23357        8,653
    01/01/2009 to 12/31/2009.........  $ 7.23357    $ 8.79176       59,158
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      122,916
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.65883    $ 6.65616       17,871
    01/01/2009 to 12/31/2009.........  $ 6.65616    $ 8.22871      194,848
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      231,128
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99846    $ 7.46564          830
    01/01/2009 to 11/13/2009.........  $ 7.46564    $ 8.33415            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17514    $ 6.10747            0
    01/01/2009 to 12/31/2009.........  $ 6.10747    $ 8.09735        5,233
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158        6,010
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.58981    $ 7.59977          454
    01/01/2009 to 12/31/2009.........  $ 7.59977    $11.14229       16,802
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954       19,798
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.64707    $ 7.49295          508
    01/01/2009 to 12/31/2009.........  $ 7.49295    $11.55150       21,686
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365       27,187
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03334    $ 7.63187            0
    01/01/2009 to 12/31/2009.........  $ 7.63187    $ 9.50032       20,133
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873       26,327

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.60336    $ 7.82946            0
    01/01/2009 to 12/31/2009.........  $ 7.82946    $10.41539        8,617
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106        8,821
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11173    $ 7.12925        3,098
    01/01/2009 to 12/31/2009.........  $ 7.12925    $ 8.86201       51,073
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       81,692
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08922    $ 7.60464        3,655
    01/01/2009 to 12/31/2009.........  $ 7.60464    $ 9.20795      169,953
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437      246,741
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02859    $ 6.04263            0
    01/01/2009 to 12/31/2009.........  $ 6.04263    $ 8.02258       11,074
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442       17,704
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20103    $ 6.89463            0
    01/01/2009 to 12/31/2009.........  $ 6.89463    $ 8.82960        8,210
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       14,616
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99846    $10.71068            0
    01/01/2009 to 12/31/2009.........  $10.71068    $11.69915            0
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.84545    $ 9.35251       39,119
    01/01/2009 to 12/31/2009.........  $ 9.35251    $11.19913       73,978
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468       48,426
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224        5,530
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49570    $ 7.91534          764
    01/01/2009 to 12/31/2009.........  $ 7.91534    $10.55484       27,364
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084       29,556

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02952    $ 6.69520          431
    01/01/2009 to 12/31/2009.........  $ 6.69520    $ 7.84723       10,059
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,566
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.89281    $ 8.38953            0
    01/01/2009 to 12/31/2009.........  $ 8.38953    $11.08201        6,692
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        6,398
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.61993    $ 7.14281            0
    01/01/2009 to 12/31/2009.........  $ 7.14281    $ 9.09565       38,033
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       44,092
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49646    $ 8.87094          222
    01/01/2009 to 12/31/2009.........  $ 8.87094    $11.44852        4,567
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852       11,176
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.92868    $ 8.15973            0
    01/01/2009 to 12/31/2009.........  $ 8.15973    $ 9.95377        7,371
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        7,855
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81273    $ 7.09254            0
    01/01/2009 to 12/31/2009.........  $ 7.09254    $ 9.66687        4,858
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633        5,260
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.51356    $10.55683            0
    01/01/2009 to 12/31/2009.........  $10.55683    $10.38554        4,216
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444        3,814
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.84041    $ 6.77336            0
    01/01/2009 to 12/31/2009.........  $ 6.77336    $ 9.34880       12,468
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       18,504
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.39894    $ 8.46708        1,290
    01/01/2009 to 12/31/2009.........  $ 8.46708    $10.78443        1,654
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848        1,255

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00676    $ 7.14915            0
    01/01/2009 to 12/31/2009.........  $ 7.14915    $ 8.59892       19,993
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       24,756
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10120    $ 5.56843            0
    01/01/2009 to 12/31/2009.........  $ 5.56843    $ 9.09942       32,359
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854       41,589
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01299    $10.63495            0
    01/01/2009 to 12/31/2009.........  $10.63495    $11.50428        1,394
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999        1,551
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.21660    $10.48811        1,503
    01/01/2009 to 12/31/2009.........  $10.48811    $11.99359      123,840
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844      157,774
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.09607    $ 8.96271        6,284
    01/01/2009 to 12/31/2009.........  $ 8.96271    $10.55805       87,109
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      157,813
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.56943    $ 6.91030            0
    01/01/2009 to 12/31/2009.........  $ 6.91030    $ 8.26135            0
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.18601    $ 8.11373        9,161
    01/01/2009 to 12/31/2009.........  $ 8.11373    $10.14527       99,514
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210      203,870
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.33134    $ 6.63894          301
    01/01/2009 to 12/31/2009.........  $ 6.63894    $ 8.72427        2,940
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        3,581
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79054    $ 7.99717          934
    01/01/2009 to 12/31/2009.........  $ 7.99717    $ 9.96698        2,982
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368        3,324
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.34710    $ 8.65127        9,217
    01/01/2009 to 12/31/2009.........  $ 8.65127    $10.53936      203,180
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      287,813

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.83239    $10.13233            0
    01/01/2009 to 12/31/2009.........  $10.13233    $11.14805        7,204
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        8,258
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.90428    $ 6.47415        1,670
    01/01/2009 to 12/31/2009.........  $ 6.47415    $ 9.74439       17,808
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       26,220
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.53744    $ 9.01490        1,265
    01/01/2009 to 12/31/2009.........  $ 9.01490    $13.21257       15,189
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       17,006
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.85899    $ 7.80431            0
    01/01/2009 to 12/31/2009.........  $ 7.80431    $ 9.05722        4,729
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424       10,725
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23145    $ 9.28052            0
    01/01/2009 to 12/31/2009.........  $ 9.28052    $10.16667       52,562
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520       63,085
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07805    $ 6.63306       21,666
    01/01/2009 to 12/31/2009.........  $ 6.63306    $ 8.46640      264,331
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945      380,177

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.95%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $12.22943      155,706
    01/01/2010 to 12/31/2010.........  $12.22943    $13.43083      230,497
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03706    $12.42655       26,045
    01/01/2010 to 12/31/2010.........  $12.42655    $13.85960       60,605
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06178    $12.77693            0
    01/01/2010 to 12/31/2010.........  $12.77693    $14.36696            0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.10014    $12.91774        5,580
    01/01/2010 to 12/31/2010.........  $12.91774    $14.34884        6,842
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12468    $12.21751        2,912
    01/01/2010 to 12/31/2010.........  $12.21751    $13.52811        4,092
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07572    $12.47459        3,519
    01/01/2010 to 12/31/2010.........  $12.47459    $13.93020        4,948
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02354    $12.05401      322,047
    01/01/2010 to 12/31/2010.........  $12.05401    $13.27946      401,597
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.93825    $ 9.61926            0
    01/01/2010 to 12/31/2010.........  $ 9.61926    $10.43325            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $ 9.92268    $ 9.68544            0
    01/01/2010 to 12/31/2010.........  $ 9.68544    $10.56279            0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $ 9.90545    $ 9.58605            0
    01/01/2010 to 12/31/2010.........  $ 9.58605    $10.47099            0
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.88417    $ 9.26066            0
    01/01/2010 to 12/31/2010.........  $ 9.26066    $10.15943            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99788    $10.99580            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03884    $12.32315      199,983
    01/01/2010 to 12/31/2010.........  $12.32315    $13.70422      209,370
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05245    $12.35611        9,906
    01/01/2010 to 12/31/2010.........  $12.35611    $13.85815       59,090
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03990    $11.95029       15,681
    01/01/2010 to 12/31/2010.........  $11.95029    $13.11882       51,373
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.61486    $14.52687           41
    01/01/2010 to 12/31/2010.........  $14.52687    $18.33755        2,875
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98067    $12.99734          571
    01/01/2010 to 12/31/2010.........  $12.99734    $16.89809        1,309
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02694    $11.98361       20,615
    01/01/2010 to 12/31/2010.........  $11.98361    $13.32052       24,031
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01321    $12.30994       65,487
    01/01/2010 to 12/31/2010.........  $12.30994    $13.80890       84,711

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98521    $12.16947      156,193
    01/01/2010 to 12/31/2010.........  $12.16947    $14.20708      158,595
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.85947    $13.95016        1,177
    01/01/2010 to 12/31/2010.........  $13.95016    $16.44739        3,739
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04667    $12.85313        2,436
    01/01/2010 to 12/31/2010.........  $12.85313    $13.90429        6,366
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05971    $13.49906        5,476
    01/01/2010 to 12/31/2010.........  $13.49906    $15.86600        5,874
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.95325    $12.77276        3,394
    01/01/2010 to 12/31/2010.........  $12.77276    $15.88201        2,077
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01714    $12.52966          917
    01/01/2010 to 12/31/2010.........  $12.52966    $13.94919        1,659
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04108    $12.26108       56,060
    01/01/2010 to 12/31/2010.........  $12.26108    $13.68833       69,742
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $11.87199       57,797
    01/01/2010 to 12/31/2010.........  $11.87199    $12.99556       85,316
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.14326    $13.28533        1,112
    01/01/2010 to 12/31/2010.........  $13.28533    $14.92060        1,815
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.11776    $13.11671        1,008
    01/01/2010 to 12/31/2010.........  $13.11671    $14.29181        2,249
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98134    $10.85750            0
    01/01/2010 to 12/31/2010.........  $10.85750    $11.80119        5,091

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07983    $11.67943       32,958
    01/01/2010 to 12/31/2010.........  $11.67943    $12.29454       47,971
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08380    $10.28698            0
    01/01/2010 to 12/31/2010.........  $10.28698    $11.23222            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14518    $10.29678            0
    01/01/2010 to 12/31/2010.........  $10.29678    $11.48598            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12742    $13.60349       10,943
    01/01/2010 to 12/31/2010.........  $13.60349    $14.30022       15,650
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06270    $12.74667        2,810
    01/01/2010 to 12/31/2010.........  $12.74667    $14.14819        2,820
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03391    $12.09710        1,647
    01/01/2010 to 12/31/2010.........  $12.09710    $13.45763        5,368
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00733    $12.72864        9,789
    01/01/2010 to 12/31/2010.........  $12.72864    $14.95140       11,438
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07246    $13.37974        3,689
    01/01/2010 to 12/31/2010.........  $13.37974    $14.70491        6,362
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02825    $12.16473          978
    01/01/2010 to 12/31/2010.........  $12.16473    $13.45761        1,233
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98590    $13.24524        2,145
    01/01/2010 to 12/31/2010.........  $13.24524    $16.05923        2,911
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99969    $ 9.87777       29,155
    01/01/2010 to 12/31/2010.........  $ 9.87777    $ 9.69131       53,544
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.13105    $13.73161        3,347
    01/01/2010 to 12/31/2010.........  $13.73161    $16.62562        3,186

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97681    $12.37664          539
    01/01/2010 to 12/31/2010.........  $12.37664    $15.62143        1,224
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.93464    $12.07932        2,060
    01/01/2010 to 12/31/2010.........  $12.07932    $14.24972        3,401
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05442    $14.81166        3,898
    01/01/2010 to 12/31/2010.........  $14.81166    $17.76396        7,953
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99059    $10.49444        1,178
    01/01/2010 to 12/31/2010.........  $10.49444    $10.69508        1,954
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98246    $11.06240      101,081
    01/01/2010 to 12/31/2010.........  $11.06240    $11.68833      171,292
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02102    $11.61945      135,200
    01/01/2010 to 12/31/2010.........  $11.61945    $12.60207      156,336
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07719    $12.82018          573
    01/01/2010 to 12/31/2010.........  $12.82018    $14.46757        3,228
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.08085    $12.39836       56,249
    01/01/2010 to 12/31/2010.........  $12.39836    $13.59785       90,661
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00835    $13.14833            0
    01/01/2010 to 12/31/2010.........  $13.14833    $17.59375            0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97563    $12.95541            0
    01/01/2010 to 12/31/2010.........  $12.95541    $16.01106          732
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03838    $12.15888      155,062
    01/01/2010 to 12/31/2010.........  $12.15888    $13.30202      171,666
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01739    $11.11682        2,027
    01/01/2010 to 12/31/2010.........  $11.11682    $11.53051        5,017

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98699    $13.17447        8,187
    01/01/2010 to 12/31/2010.........  $13.17447    $14.96577        9,415
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.30108    $13.76951       13,807
    01/01/2010 to 12/31/2010.........  $13.76951    $16.26883       22,069
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.09832    $12.77034        2,163
    01/01/2010 to 12/31/2010.........  $12.77034    $14.08474        2,181
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98914    $10.76877       26,254
    01/01/2010 to 12/31/2010.........  $10.76877    $11.38650       56,860
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $10.07065    $12.83927       87,129
    01/01/2010 to 12/31/2010.........  $12.83927    $13.88351      139,902

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 ONLY HAV AND
                        HD GRO OR HD GRO 60 BPS (2.15%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38880    $10.95680       984,985
    01/01/2007 to 12/31/2007.........  $10.95680    $11.71266     2,558,143
    01/01/2008 to 12/31/2008.........  $11.71266    $ 7.81625     2,684,150
    01/01/2009 to 12/31/2009.........  $ 7.81625    $ 9.51550     2,585,673
    01/01/2010 to 12/31/2010.........  $ 9.51550    $10.42979     2,528,955
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14338    $10.62093       101,351
    01/01/2007 to 12/31/2007.........  $10.62093    $11.38468       323,329
    01/01/2008 to 12/31/2008.........  $11.38468    $ 7.82320       411,881
    01/01/2009 to 12/31/2009.........  $ 7.82320    $ 9.66501       405,643
    01/01/2010 to 12/31/2010.........  $ 9.66501    $10.75845       408,031
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62670    $11.31844             0
    01/01/2007 to 12/31/2007.........  $11.31844    $12.13812             0
    01/01/2008 to 12/31/2008.........  $12.13812    $ 6.85286         6,145
    01/01/2009 to 12/31/2009.........  $ 6.85286    $ 8.61586         6,280
    01/01/2010 to 12/31/2010.........  $ 8.61586    $ 9.66907         4,063
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00032    $12.20210             0
    01/01/2007 to 12/31/2007.........  $12.20210    $11.51791             0
    01/01/2008 to 12/31/2008.........  $11.51791    $ 6.55256             0
    01/01/2009 to 12/31/2009.........  $ 6.55256    $ 7.94114           675
    01/01/2010 to 12/31/2010.........  $ 7.94114    $ 8.80362           945
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62847    $11.74026             0
    01/01/2007 to 12/31/2007.........  $11.74026    $12.08115             0
    01/01/2008 to 12/31/2008.........  $12.08115    $ 7.01424             0
    01/01/2009 to 12/31/2009.........  $ 7.01424    $ 8.18418             0
    01/01/2010 to 12/31/2010.........  $ 8.18418    $ 9.04440             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.69604    $11.77553             0
    01/01/2007 to 12/31/2007.........  $11.77553    $11.51406             0
    01/01/2008 to 12/31/2008.........  $11.51406    $ 7.35512             0
    01/01/2009 to 12/31/2009.........  $ 7.35512    $ 8.48006           955
    01/01/2010 to 12/31/2010.........  $ 8.48006    $ 9.45099         1,463
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33925    $10.84933       262,072
    01/01/2007 to 12/31/2007.........  $10.84933    $11.58366       863,900
    01/01/2008 to 12/31/2008.........  $11.58366    $ 8.08498     1,124,426
    01/01/2009 to 12/31/2009.........  $ 8.08498    $ 9.75872     1,177,713
    01/01/2010 to 12/31/2010.........  $ 9.75872    $10.72990     1,117,527
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 9.34895             0
    01/01/2010 to 12/31/2010.........  $ 9.34895    $10.12019             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.00012         3,347
    01/01/2009 to 12/31/2009.........  $12.00012    $11.03670        16,371
    01/01/2010 to 12/31/2010.........  $11.03670    $12.01294        17,593
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.06868           467
    01/01/2009 to 12/31/2009.........  $12.06868    $10.90486         1,719
    01/01/2010 to 12/31/2010.........  $10.90486    $11.88816             0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 8.76162             0
    01/01/2010 to 12/31/2010.........  $ 8.76162    $ 9.59316        86,467
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99767    $10.97418        34,183
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50780    $11.13289       689,026
    01/01/2007 to 12/31/2007.........  $11.13289    $11.95767     1,592,316
    01/01/2008 to 12/31/2008.........  $11.95767    $ 7.61582     1,859,769
    01/01/2009 to 12/31/2009.........  $ 7.61582    $ 9.34393     1,812,334
    01/01/2010 to 12/31/2010.........  $ 9.34393    $10.37074     1,767,556
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09915    $ 6.67683        18,437
    01/01/2009 to 12/31/2009.........  $ 6.67683    $ 8.29136        20,543
    01/01/2010 to 12/31/2010.........  $ 8.29136    $ 9.28112        29,681

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08097    $ 7.32380       22,171
    01/01/2009 to 12/31/2009.........  $ 7.32380    $ 8.84650       36,583
    01/01/2010 to 12/31/2010.........  $ 8.84650    $ 9.69251       46,112
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.11328    $16.02423            0
    01/01/2007 to 12/31/2007.........  $16.02423    $12.55783            0
    01/01/2008 to 12/31/2008.........  $12.55783    $ 7.98401            0
    01/01/2009 to 12/31/2009.........  $ 7.98401    $10.31138            0
    01/01/2010 to 12/31/2010.........  $10.31138    $12.99078          504
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22169    $11.71792            0
    01/01/2007 to 12/31/2007.........  $11.71792    $ 9.43198            0
    01/01/2008 to 07/18/2008.........  $ 9.43198    $ 8.61999            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.16315    $12.06616            0
    01/01/2007 to 12/31/2007.........  $12.06616    $13.13512            0
    01/01/2008 to 12/31/2008.........  $13.13512    $ 7.18873            0
    01/01/2009 to 12/31/2009.........  $ 7.18873    $ 9.33599            0
    01/01/2010 to 12/31/2010.........  $ 9.33599    $12.11421          313
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10348    $ 7.48354       14,194
    01/01/2009 to 12/31/2009.........  $ 7.48354    $ 8.88137       16,736
    01/01/2010 to 12/31/2010.........  $ 8.88137    $ 9.85295       18,386
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04361    $10.54213       84,281
    01/01/2007 to 12/31/2007.........  $10.54213    $11.20213      325,977
    01/01/2008 to 12/31/2008.........  $11.20213    $ 7.18420      338,203
    01/01/2009 to 12/31/2009.........  $ 7.18420    $ 8.71044      405,249
    01/01/2010 to 12/31/2010.........  $ 8.71044    $ 9.75195      412,281
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16332    $10.44382       71,321
    01/01/2007 to 12/31/2007.........  $10.44382    $11.39013      217,263
    01/01/2008 to 12/31/2008.........  $11.39013    $ 6.61081      279,112
    01/01/2009 to 12/31/2009.........  $ 6.61081    $ 8.15269      320,913
    01/01/2010 to 12/31/2010.........  $ 8.15269    $ 9.49915      335,516
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99826    $ 7.45733        5,874
    01/01/2009 to 11/13/2009.........  $ 7.45733    $ 8.30710            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17493    $ 6.10058          641
    01/01/2009 to 12/31/2009.........  $ 6.10058    $ 8.06833        1,402
    01/01/2010 to 12/31/2010.........  $ 8.06833    $ 9.49404        1,184
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.21585    $11.54033            0
    01/01/2007 to 12/31/2007.........  $11.54033    $12.87688            0
    01/01/2008 to 12/31/2008.........  $12.87688    $ 7.52930            0
    01/01/2009 to 12/31/2009.........  $ 7.52930    $11.01183            0
    01/01/2010 to 12/31/2010.........  $11.01183    $11.88909          209
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.09667    $10.96352            0
    01/01/2007 to 12/31/2007.........  $10.96352    $12.80795            0
    01/01/2008 to 12/31/2008.........  $12.80795    $ 7.42328            0
    01/01/2009 to 12/31/2009.........  $ 7.42328    $11.41627          427
    01/01/2010 to 12/31/2010.........  $11.41627    $13.39182        1,187
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03314    $ 7.62336        1,306
    01/01/2009 to 12/31/2009.........  $ 7.62336    $ 9.46659        1,076
    01/01/2010 to 12/31/2010.........  $ 9.46659    $11.74810          465
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.06856    $10.60878            0
    01/01/2007 to 12/31/2007.........  $10.60878    $10.64201            0
    01/01/2008 to 12/31/2008.........  $10.64201    $ 7.75677            0
    01/01/2009 to 12/31/2009.........  $ 7.75677    $10.29318          904
    01/01/2010 to 12/31/2010.........  $10.29318    $11.43698        4,162
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11166    $ 7.11750       10,115
    01/01/2009 to 12/31/2009.........  $ 7.11750    $ 8.82580       12,012
    01/01/2010 to 12/31/2010.........  $ 8.82580    $ 9.83405       15,656
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08915    $ 7.59217       40,561
    01/01/2009 to 12/31/2009.........  $ 7.59217    $ 9.17026       43,949
    01/01/2010 to 12/31/2010.........  $ 9.17026    $10.01855       36,638
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99177    $10.57369            0
    01/01/2007 to 12/31/2007.........  $10.57369    $12.32194            0
    01/01/2008 to 12/31/2008.........  $12.32194    $ 6.00307            0
    01/01/2009 to 12/31/2009.........  $ 6.00307    $ 7.95060            0
    01/01/2010 to 12/31/2010.........  $ 7.95060    $ 8.91178            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00992    $10.83593            0
    01/01/2007 to 12/31/2007.........  $10.83593    $12.49528            0
    01/01/2008 to 12/31/2008.........  $12.49528    $ 6.84949          838
    01/01/2009 to 12/31/2009.........  $ 6.84949    $ 8.75042          691
    01/01/2010 to 12/31/2010.........  $ 8.75042    $ 9.51572          263
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.92161    $11.51373            0
    01/01/2007 to 12/31/2007.........  $11.51373    $11.48901       21,027
    01/01/2008 to 12/31/2008.........  $11.48901    $ 9.26576      216,934
    01/01/2009 to 12/31/2009.........  $ 9.26576    $11.06807      252,584
    01/01/2010 to 12/31/2010.........  $11.06807    $11.62819      210,165
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08364    $10.28433            0
    01/01/2010 to 12/31/2010.........  $10.28433    $11.20726            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14502    $10.29414            0
    01/01/2010 to 12/31/2010.........  $10.29414    $11.46057            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.08901    $12.75684            0
    01/01/2007 to 12/31/2007.........  $12.75684    $13.66576            0
    01/01/2008 to 12/31/2008.........  $13.66576    $ 7.84189            0
    01/01/2009 to 12/31/2009.........  $ 7.84189    $10.43150        1,337
    01/01/2010 to 12/31/2010.........  $10.43150    $10.94417        1,763
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06145    $12.19503            0
    01/01/2007 to 12/31/2007.........  $12.19503    $11.58035            0
    01/01/2008 to 12/31/2008.........  $11.58035    $ 6.63284            0
    01/01/2009 to 12/31/2009.........  $ 6.63284    $ 7.75509            0
    01/01/2010 to 12/31/2010.........  $ 7.75509    $ 8.59095            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19371    $10.65342            0
    01/01/2007 to 12/31/2007.........  $10.65342    $11.06283            0
    01/01/2008 to 12/31/2008.........  $11.06283    $ 8.31161            0
    01/01/2009 to 12/31/2009.........  $ 8.31161    $10.95231            0
    01/01/2010 to 12/31/2010.........  $10.95231    $12.16009        5,465

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.13415    $11.40202            0
    01/01/2007 to 12/31/2007.........  $11.40202    $12.83108            0
    01/01/2008 to 12/31/2008.........  $12.83108    $ 7.07655            0
    01/01/2009 to 12/31/2009.........  $ 7.07655    $ 8.98924          599
    01/01/2010 to 12/31/2010.........  $ 8.98924    $10.53837          861
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.42528    $12.70063            0
    01/01/2007 to 12/31/2007.........  $12.70063    $13.60069            0
    01/01/2008 to 12/31/2008.........  $13.60069    $ 8.78861            0
    01/01/2009 to 12/31/2009.........  $ 8.78861    $11.31440            0
    01/01/2010 to 12/31/2010.........  $11.31440    $12.41066          197
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03769    $11.50591            0
    01/01/2007 to 12/31/2007.........  $11.50591    $12.96421            0
    01/01/2008 to 12/31/2008.........  $12.96421    $ 8.08374            0
    01/01/2009 to 12/31/2009.........  $ 8.08374    $ 9.83697            0
    01/01/2010 to 12/31/2010.........  $ 9.83697    $10.86121            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04019    $11.53375            0
    01/01/2007 to 12/31/2007.........  $11.53375    $11.60037            0
    01/01/2008 to 12/31/2008.........  $11.60037    $ 7.02641          840
    01/01/2009 to 12/31/2009.........  $ 7.02641    $ 9.55328          692
    01/01/2010 to 12/31/2010.........  $ 9.55328    $11.56022          263
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99943    $10.17783            0
    01/01/2007 to 12/31/2007.........  $10.17783    $10.45102            0
    01/01/2008 to 12/31/2008.........  $10.45102    $10.48777        4,603
    01/01/2009 to 12/31/2009.........  $10.48777    $10.29201       14,531
    01/01/2010 to 12/31/2010.........  $10.29201    $10.07791        1,709
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.64597    $11.75586            0
    01/01/2007 to 12/31/2007.........  $11.75586    $11.87182            0
    01/01/2008 to 12/31/2008.........  $11.87182    $ 6.71043            0
    01/01/2009 to 12/31/2009.........  $ 6.71043    $ 9.23915            0
    01/01/2010 to 12/31/2010.........  $ 9.23915    $11.16454          372
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.35009    $12.60819            0
    01/01/2007 to 12/31/2007.........  $12.60819    $15.08190            0
    01/01/2008 to 12/31/2008.........  $15.08190    $ 8.38847          467
    01/01/2009 to 12/31/2009.........  $ 8.38847    $10.65813          594
    01/01/2010 to 12/31/2010.........  $10.65813    $13.42615        1,491

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.48889    $10.83586            0
    01/01/2007 to 12/31/2007.........  $10.83586    $12.59164            0
    01/01/2008 to 12/31/2008.........  $12.59164    $ 7.08274        2,719
    01/01/2009 to 12/31/2009.........  $ 7.08274    $ 8.49810        2,423
    01/01/2010 to 12/31/2010.........  $ 8.49810    $10.00545        1,808
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10100    $ 5.56220            0
    01/01/2009 to 12/31/2009.........  $ 5.56220    $ 9.06699          475
    01/01/2010 to 12/31/2010.........  $ 9.06699    $10.85299        1,391
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.02208    $10.18235            0
    01/01/2007 to 12/31/2007.........  $10.18235    $10.64459            0
    01/01/2008 to 12/31/2008.........  $10.64459    $10.53674            0
    01/01/2009 to 12/31/2009.........  $10.53674    $11.37025            0
    01/01/2010 to 12/31/2010.........  $11.37025    $11.56490        5,769
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97090    $10.27161            0
    01/01/2007 to 12/31/2007.........  $10.27161    $10.88965            0
    01/01/2008 to 12/31/2008.........  $10.88965    $10.41948            0
    01/01/2009 to 12/31/2009.........  $10.41948    $11.88583        3,056
    01/01/2010 to 12/31/2010.........  $11.88583    $12.53367       11,998
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19055    $10.60497       25,035
    01/01/2007 to 12/31/2007.........  $10.60497    $11.28575      157,176
    01/01/2008 to 12/31/2008.........  $11.28575    $ 8.89526      403,095
    01/01/2009 to 12/31/2009.........  $ 8.89526    $10.45297      454,267
    01/01/2010 to 12/31/2010.........  $10.45297    $11.31482      415,615
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62248    $11.42056            0
    01/01/2007 to 12/31/2007.........  $11.42056    $11.41173            0
    01/01/2008 to 12/31/2008.........  $11.41173    $ 6.84612            0
    01/01/2009 to 12/31/2009.........  $ 6.84612    $ 8.16461            0
    01/01/2010 to 12/31/2010.........  $ 8.16461    $ 9.19572          623
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.45139    $11.03272            0
    01/01/2007 to 12/31/2007.........  $11.03272    $11.76249       18,528
    01/01/2008 to 12/31/2008.........  $11.76249    $ 8.03826       28,174
    01/01/2009 to 12/31/2009.........  $ 8.03826    $10.02627       46,245
    01/01/2010 to 12/31/2010.........  $10.02627    $10.97475       47,685

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90474    $ 9.88267            0
    01/01/2007 to 12/31/2007.........  $ 9.88267    $10.36529            0
    01/01/2008 to 12/31/2008.........  $10.36529    $ 6.59557            0
    01/01/2009 to 12/31/2009.........  $ 6.59557    $ 8.64603          263
    01/01/2010 to 12/31/2010.........  $ 8.64603    $11.54673          207
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.93965    $12.46359            0
    01/01/2007 to 12/31/2007.........  $12.46359    $11.51553            0
    01/01/2008 to 12/31/2008.........  $11.51553    $ 7.92294            0
    01/01/2009 to 12/31/2009.........  $ 7.92294    $ 9.85035          229
    01/01/2010 to 12/31/2010.........  $ 9.85035    $12.14978          417
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68518    $11.35981            0
    01/01/2007 to 12/31/2007.........  $11.35981    $11.82256      161,875
    01/01/2008 to 12/31/2008.........  $11.82256    $ 8.57089      173,887
    01/01/2009 to 12/31/2009.........  $ 8.57089    $10.41585      227,995
    01/01/2010 to 12/31/2010.........  $10.41585    $11.37298      263,450
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.52835    $ 9.79265            0
    01/01/2007 to 12/31/2007.........  $ 9.79265    $10.51014            0
    01/01/2008 to 12/31/2008.........  $10.51014    $10.03832            0
    01/01/2009 to 12/31/2009.........  $10.03832    $11.01755        1,252
    01/01/2010 to 12/31/2010.........  $11.01755    $11.40516        5,304
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93977    $10.43471            0
    01/01/2007 to 12/31/2007.........  $10.43471    $11.05504            0
    01/01/2008 to 12/31/2008.........  $11.05504    $ 6.43180            0
    01/01/2009 to 12/31/2009.........  $ 6.43180    $ 9.65708            0
    01/01/2010 to 12/31/2010.........  $ 9.65708    $10.94866            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.73591    $13.26331            0
    01/01/2007 to 12/31/2007.........  $13.26331    $18.24214            0
    01/01/2008 to 12/31/2008.........  $18.24214    $ 8.93123            0
    01/01/2009 to 12/31/2009.........  $ 8.93123    $13.05802          414
    01/01/2010 to 12/31/2010.........  $13.05802    $15.39811        1,941
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52053    $12.71928            0
    01/01/2007 to 12/31/2007.........  $12.71928    $12.59690            0
    01/01/2008 to 12/31/2008.........  $12.59690    $ 7.73169            0
    01/01/2009 to 12/31/2009.........  $ 7.73169    $ 8.95107            0
    01/01/2010 to 12/31/2010.........  $ 8.95107    $ 9.85304            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99825    $ 9.97382            0
    01/01/2008 to 12/31/2008.........  $ 9.97382    $ 9.25507            0
    01/01/2009 to 12/31/2009.........  $ 9.25507    $10.11398            0
    01/01/2010 to 12/31/2010.........  $10.11398    $10.67324        5,081
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07798    $ 6.62220       24,606
    01/01/2009 to 12/31/2009.........  $ 6.62220    $ 8.43190       32,302
    01/01/2010 to 12/31/2010.........  $ 8.43190    $ 9.09971       46,682

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38254    $10.93964      135,746
   01/01/2007 to 12/31/2007...........  $10.93964    $11.67705      391,450
   01/01/2008 to 12/31/2008...........  $11.67705    $ 7.78101      400,452
   01/01/2009 to 12/31/2009...........  $ 7.78101    $ 9.45889      386,144
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258      365,884
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14153    $10.60866       17,857
   01/01/2007 to 12/31/2007...........  $10.60866    $11.35477       69,843
   01/01/2008 to 12/31/2008...........  $11.35477    $ 7.79118       47,145
   01/01/2009 to 12/31/2009...........  $ 7.79118    $ 9.61143       48,328
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319       51,361
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62035    $11.30056            0
   01/01/2007 to 12/31/2007...........  $11.30056    $12.10105            0
   01/01/2008 to 12/31/2008...........  $12.10105    $ 6.82187            0
   01/01/2009 to 12/31/2009...........  $ 6.82187    $ 8.56459            0
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98195    $12.16986            0
   01/01/2007 to 12/31/2007...........  $12.16986    $11.47051            0
   01/01/2008 to 12/31/2008...........  $11.47051    $ 6.51593            0
   01/01/2009 to 12/31/2009...........  $ 6.51593    $ 7.88518            0
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61064    $11.70917            0
   01/01/2007 to 12/31/2007...........  $11.70917    $12.03143            0
   01/01/2008 to 12/31/2008...........  $12.03143    $ 6.97511            0
   01/01/2009 to 12/31/2009...........  $ 6.97511    $ 8.12654            0
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67819    $11.74441            0
   01/01/2007 to 12/31/2007...........  $11.74441    $11.46666            0
   01/01/2008 to 12/31/2008...........  $11.46666    $ 7.31404            0
   01/01/2009 to 12/31/2009...........  $ 7.31404    $ 8.42035            0
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33300    $10.83221       48,426
   01/01/2007 to 12/31/2007...........  $10.83221    $11.54845      171,214
   01/01/2008 to 12/31/2008...........  $11.54845    $ 8.04854      213,105
   01/01/2009 to 12/31/2009...........  $ 8.04854    $ 9.70059      237,061
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023      244,246
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50138    $11.11514      128,166
   01/01/2007 to 12/31/2007...........  $11.11514    $11.92105      417,634
   01/01/2008 to 12/31/2008...........  $11.92105    $ 7.58135      457,337
   01/01/2009 to 12/31/2009...........  $ 7.58135    $ 9.28814      451,348
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386      404,450
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09911    $ 6.67029            0
   01/01/2009 to 12/31/2009...........  $ 6.67029    $ 8.27102            0
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479            0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08093    $ 7.31661            0
   01/01/2009 to 12/31/2009...........  $ 7.31661    $ 8.82485            0
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463            0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09141    $15.98198            0
   01/01/2007 to 12/31/2007...........  $15.98198    $12.50625            0
   01/01/2008 to 12/31/2008...........  $12.50625    $ 7.93961            0
   01/01/2009 to 12/31/2009...........  $ 7.93961    $10.23905            0
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20289    $11.68686            0
   01/01/2007 to 12/31/2007...........  $11.68686    $ 9.39302            0
   01/01/2008 to 07/18/2008...........  $ 9.39302    $ 8.57750            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14275    $12.03427            0
   01/01/2007 to 12/31/2007...........  $12.03427    $13.08104            0
   01/01/2008 to 12/31/2008...........  $13.08104    $ 7.14856            0
   01/01/2009 to 12/31/2009...........  $ 7.14856    $ 9.27013            0
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10344    $ 7.47620            0
   01/01/2009 to 12/31/2009...........  $ 7.47620    $ 8.85972            0
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04179    $10.53003       18,627
   01/01/2007 to 12/31/2007...........  $10.53003    $11.17279       75,804
   01/01/2008 to 12/31/2008...........  $11.17279    $ 7.15487       96,940
   01/01/2009 to 12/31/2009...........  $ 7.15487    $ 8.66215       92,702
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378       89,678
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16144    $10.43165        8,017
   01/01/2007 to 12/31/2007...........  $10.43165    $11.36002       35,459
   01/01/2008 to 12/31/2008...........  $11.36002    $ 6.58367       42,522
   01/01/2009 to 12/31/2009...........  $ 6.58367    $ 8.10732       45,017
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250       44,356
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99814    $ 7.45232            0
   01/01/2009 to 11/13/2009...........  $ 7.45232    $ 8.29100            0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17481    $ 6.09650            0
   01/01/2009 to 12/31/2009...........  $ 6.09650    $ 8.05116            0
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19701    $11.50977            0
   01/01/2007 to 12/31/2007...........  $11.50977    $12.82386            0
   01/01/2008 to 12/31/2008...........  $12.82386    $ 7.48722            0
   01/01/2009 to 12/31/2009...........  $ 7.48722    $10.93431            0
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07819    $10.93456            0
   01/01/2007 to 12/31/2007...........  $10.93456    $12.75534            0
   01/01/2008 to 12/31/2008...........  $12.75534    $ 7.38191            0
   01/01/2009 to 12/31/2009...........  $ 7.38191    $11.33587            0
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03302    $ 7.61835            0
   01/01/2009 to 12/31/2009...........  $ 7.61835    $ 9.44641            0
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05159    $10.58061            0
   01/01/2007 to 12/31/2007...........  $10.58061    $10.59817            0
   01/01/2008 to 12/31/2008...........  $10.59817    $ 7.71350            0
   01/01/2009 to 12/31/2009...........  $ 7.71350    $10.22092            0
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996            0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11162    $ 7.11052            0
   01/01/2009 to 12/31/2009...........  $ 7.11052    $ 8.80420            0
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08911    $ 7.58468        1,612
   01/01/2009 to 12/31/2009...........  $ 7.58468    $ 9.14789        1,534
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940        1,458
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99165    $10.56332            0
   01/01/2007 to 12/31/2007...........  $10.56332    $12.29178            0
   01/01/2008 to 12/31/2008...........  $12.29178    $ 5.97954            0
   01/01/2009 to 12/31/2009...........  $ 5.97954    $ 7.90775            0
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00980    $10.82527            0
   01/01/2007 to 12/31/2007...........  $10.82527    $12.46444            0
   01/01/2008 to 12/31/2008...........  $12.46444    $ 6.82250            0
   01/01/2009 to 12/31/2009...........  $ 6.82250    $ 8.70312            0
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037            0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98124    $10.83253            0
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90341    $11.48321            0
   01/01/2007 to 12/31/2007...........  $11.48321    $11.44173        3,770
   01/01/2008 to 12/31/2008...........  $11.44173    $ 9.21405       14,255
   01/01/2009 to 12/31/2009...........  $ 9.21405    $10.99024       16,985
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951       17,589
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234            0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213         0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06881    $12.72312         0
   01/01/2007 to 12/31/2007...........  $12.72312    $13.60959         0
   01/01/2008 to 12/31/2008...........  $13.60959    $ 7.79817         0
   01/01/2009 to 12/31/2009...........  $ 7.79817    $10.35804         0
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122         0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04291    $12.16274         0
   01/01/2007 to 12/31/2007...........  $12.16274    $11.53283         0
   01/01/2008 to 12/31/2008...........  $11.53283    $ 6.59589         0
   01/01/2009 to 12/31/2009...........  $ 6.59589    $ 7.70055         0
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795         0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17666    $10.62529         0
   01/01/2007 to 12/31/2007...........  $10.62529    $11.01730         0
   01/01/2008 to 12/31/2008...........  $11.01730    $ 8.26531         0
   01/01/2009 to 12/31/2009...........  $ 8.26531    $10.87532         0
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11556    $11.37187         0
   01/01/2007 to 12/31/2007...........  $11.37187    $12.77831         0
   01/01/2008 to 12/31/2008...........  $12.77831    $ 7.03710         0
   01/01/2009 to 12/31/2009...........  $ 7.03710    $ 8.92597         0
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.40619    $12.66709         0
   01/01/2007 to 12/31/2007...........  $12.66709    $13.54490         0
   01/01/2008 to 12/31/2008...........  $13.54490    $ 8.73970         0
   01/01/2009 to 12/31/2009...........  $ 8.73970    $11.23486         0
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01921    $11.47554         0
   01/01/2007 to 12/31/2007...........  $11.47554    $12.91081         0
   01/01/2008 to 12/31/2008...........  $12.91081    $ 8.03870         0
   01/01/2009 to 12/31/2009...........  $ 8.03870    $ 9.76781         0
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02184    $11.50338         0
   01/01/2007 to 12/31/2007...........  $11.50338    $11.55277         0
   01/01/2008 to 12/31/2008...........  $11.55277    $ 6.98732         0
   01/01/2009 to 12/31/2009...........  $ 6.98732    $ 9.48619         0
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99931    $10.16774         0
   01/01/2007 to 12/31/2007...........  $10.16774    $10.42533         0
   01/01/2008 to 12/31/2008...........  $10.42533    $10.44662         0
   01/01/2009 to 12/31/2009...........  $10.44662    $10.23676         0
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62655    $11.72486         0
   01/01/2007 to 12/31/2007...........  $11.72486    $11.82312         0
   01/01/2008 to 12/31/2008...........  $11.82312    $ 6.67312         0
   01/01/2009 to 12/31/2009...........  $ 6.67312    $ 9.17426         0
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32946    $12.57489         0
   01/01/2007 to 12/31/2007...........  $12.57489    $15.01983         0
   01/01/2008 to 12/31/2008...........  $15.01983    $ 8.34158         0
   01/01/2009 to 12/31/2009...........  $ 8.34158    $10.58299         0
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46967    $10.80728         0
   01/01/2007 to 12/31/2007...........  $10.80728    $12.53991         0
   01/01/2008 to 12/31/2008...........  $12.53991    $ 7.04323         0
   01/01/2009 to 12/31/2009...........  $ 7.04323    $ 8.43830         0
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10088    $ 5.55848         0
   01/01/2009 to 12/31/2009...........  $ 5.55848    $ 9.04757         0
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.00525    $10.15533         0
   01/01/2007 to 12/31/2007...........  $10.15533    $10.60065         0
   01/01/2008 to 12/31/2008...........  $10.60065    $10.47781         0
   01/01/2009 to 12/31/2009...........  $10.47781    $11.29002         0
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97078    $10.26154            0
   01/01/2007 to 12/31/2007...........  $10.26154    $10.86301            0
   01/01/2008 to 12/31/2008...........  $10.86301    $10.37888            0
   01/01/2009 to 12/31/2009...........  $10.37888    $11.82223            0
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18438    $10.58832       16,431
   01/01/2007 to 12/31/2007...........  $10.58832    $11.25143       91,172
   01/01/2008 to 12/31/2008...........  $11.25143    $ 8.85527      114,769
   01/01/2009 to 12/31/2009...........  $ 8.85527    $10.39060      109,030
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093       96,319
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60473    $11.39044            0
   01/01/2007 to 12/31/2007...........  $11.39044    $11.36487            0
   01/01/2008 to 12/31/2008...........  $11.36487    $ 6.80785            0
   01/01/2009 to 12/31/2009...........  $ 6.80785    $ 8.10701            0
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43396    $11.00360            0
   01/01/2007 to 12/31/2007...........  $11.00360    $11.71424        7,414
   01/01/2008 to 12/31/2008...........  $11.71424    $ 7.99351       14,280
   01/01/2009 to 12/31/2009...........  $ 7.99351    $ 9.95586       13,838
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156       17,757
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90461    $ 9.87296            0
   01/01/2007 to 12/31/2007...........  $ 9.87296    $10.33994            0
   01/01/2008 to 12/31/2008...........  $10.33994    $ 6.56974            0
   01/01/2009 to 12/31/2009...........  $ 6.56974    $ 8.59961            0
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91975    $12.43066            0
   01/01/2007 to 12/31/2007...........  $12.43066    $11.46817            0
   01/01/2008 to 12/31/2008...........  $11.46817    $ 7.87877            0
   01/01/2009 to 12/31/2009...........  $ 7.87877    $ 9.78101            0
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66736    $11.32989            0
   01/01/2007 to 12/31/2007...........  $11.32989    $11.77409       20,663
   01/01/2008 to 12/31/2008...........  $11.77409    $ 8.52312      118,316
   01/01/2009 to 12/31/2009...........  $ 8.52312    $10.34266      116,846
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647      113,717

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51240    $ 9.76680           0
   01/01/2007 to 12/31/2007...........  $ 9.76680    $10.46691           0
   01/01/2008 to 12/31/2008...........  $10.46691    $ 9.98246           0
   01/01/2009 to 12/31/2009...........  $ 9.98246    $10.94031           0
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93965    $10.42445           0
   01/01/2007 to 12/31/2007...........  $10.42445    $11.02786           0
   01/01/2008 to 12/31/2008...........  $11.02786    $ 6.40651           0
   01/01/2009 to 12/31/2009...........  $ 6.40651    $ 9.60494           0
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.71289    $13.22824           0
   01/01/2007 to 12/31/2007...........  $13.22824    $18.16705           0
   01/01/2008 to 12/31/2008...........  $18.16705    $ 8.88133           0
   01/01/2009 to 12/31/2009...........  $ 8.88133    $12.96586           0
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697           0
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50126    $12.68570           0
   01/01/2007 to 12/31/2007...........  $12.68570    $12.54510           0
   01/01/2008 to 12/31/2008...........  $12.54510    $ 7.68854           0
   01/01/2009 to 12/31/2009...........  $ 7.68854    $ 8.88795           0
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99813    $ 9.97203           0
   01/01/2008 to 12/31/2008...........  $ 9.97203    $ 9.23980           0
   01/01/2009 to 12/31/2009...........  $ 9.23980    $10.08246           0
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07794    $ 6.61569           0
   01/01/2009 to 12/31/2009...........  $ 6.61569    $ 8.41122           0
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421       1,778

*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.40%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.37838    $10.92810       454,465
   01/01/2007 to 12/31/2007...........  $10.92810    $11.65329       964,233
   01/01/2008 to 12/31/2008...........  $11.65329    $ 7.75760     1,072,366
   01/01/2009 to 12/31/2009...........  $ 7.75760    $ 9.42115     1,101,818
   01/01/2010 to 12/31/2010...........  $ 9.42115    $10.30116     1,032,569
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14034    $10.60042       153,760
   01/01/2007 to 12/31/2007...........  $10.60042    $11.33467       310,489
   01/01/2008 to 12/31/2008...........  $11.33467    $ 7.76986       321,275
   01/01/2009 to 12/31/2009...........  $ 7.76986    $ 9.57583       288,239
   01/01/2010 to 12/31/2010...........  $ 9.57583    $10.63329       291,769
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61609    $11.28880             0
   01/01/2007 to 12/31/2007...........  $11.28880    $12.07653             0
   01/01/2008 to 12/31/2008...........  $12.07653    $ 6.80133             0
   01/01/2009 to 12/31/2009...........  $ 6.80133    $ 8.53031             0
   01/01/2010 to 12/31/2010...........  $ 8.53031    $ 9.54965             0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.96971    $12.14849             0
   01/01/2007 to 12/31/2007...........  $12.14849    $11.43910             0
   01/01/2008 to 12/31/2008...........  $11.43910    $ 6.49175             0
   01/01/2009 to 12/31/2009...........  $ 6.49175    $ 7.84819             0
   01/01/2010 to 12/31/2010...........  $ 7.84819    $ 8.67938             0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59894    $11.68868             0
   01/01/2007 to 12/31/2007...........  $11.68868    $11.99851             0
   01/01/2008 to 12/31/2008...........  $11.99851    $ 6.94919             0
   01/01/2009 to 12/31/2009...........  $ 6.94919    $ 8.08841             0
   01/01/2010 to 12/31/2010...........  $ 8.08841    $ 8.91678             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66616    $11.72362            0
   01/01/2007 to 12/31/2007...........  $11.72362    $11.43510            0
   01/01/2008 to 12/31/2008...........  $11.43510    $ 7.28684            0
   01/01/2009 to 12/31/2009...........  $ 7.28684    $ 8.38086            0
   01/01/2010 to 12/31/2010...........  $ 8.38086    $ 9.31788            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.32889    $10.82085      190,663
   01/01/2007 to 12/31/2007...........  $10.82085    $11.52494      459,333
   01/01/2008 to 12/31/2008...........  $11.52494    $ 8.02434      412,633
   01/01/2009 to 12/31/2009...........  $ 8.02434    $ 9.66193      413,446
   01/01/2010 to 12/31/2010...........  $ 9.66193    $10.59745      404,281
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 9.32612            0
   01/01/2010 to 12/31/2010...........  $ 9.32612    $10.07081            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99806    $11.97274            0
   01/01/2009 to 12/31/2009...........  $11.97274    $10.98462            0
   01/01/2010 to 12/31/2010...........  $10.98462    $11.92705            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99806    $12.04125            0
   01/01/2009 to 12/31/2009...........  $12.04125    $10.85345            0
   01/01/2010 to 12/31/2010...........  $10.85345    $11.80330            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 8.74021            0
   01/01/2010 to 12/31/2010...........  $ 8.74021    $ 9.54633          111
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99740    $10.94733            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.49722    $11.10359      416,937
   01/01/2007 to 12/31/2007...........  $11.10359    $11.89686      947,042
   01/01/2008 to 12/31/2008...........  $11.89686    $ 7.55860      933,908
   01/01/2009 to 12/31/2009...........  $ 7.55860    $ 9.25117      922,407
   01/01/2010 to 12/31/2010...........  $ 9.25117    $10.24289      865,116
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09908    $ 6.66587       10,231
   01/01/2009 to 12/31/2009...........  $ 6.66587    $ 8.25745       10,251
   01/01/2010 to 12/31/2010...........  $ 8.25745    $ 9.22051       10,069

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08090    $ 7.31182        6,931
   01/01/2009 to 12/31/2009...........  $ 7.31182    $ 8.81043        7,910
   01/01/2010 to 12/31/2010...........  $ 8.81043    $ 9.62933        7,907
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.07699    $15.95403            0
   01/01/2007 to 12/31/2007...........  $15.95403    $12.47205            0
   01/01/2008 to 12/31/2008...........  $12.47205    $ 7.90995            0
   01/01/2009 to 12/31/2009...........  $ 7.90995    $10.19073            0
   01/01/2010 to 12/31/2010...........  $10.19073    $12.80753            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19035    $11.66626            0
   01/01/2007 to 12/31/2007...........  $11.66626    $ 9.36725            0
   01/01/2008 to 07/18/2008...........  $ 9.36725    $ 8.54936            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12933    $12.01318            0
   01/01/2007 to 12/31/2007...........  $12.01318    $13.04528            0
   01/01/2008 to 12/31/2008...........  $13.04528    $ 7.12207            0
   01/01/2009 to 12/31/2009...........  $ 7.12207    $ 9.22684            0
   01/01/2010 to 12/31/2010...........  $ 9.22684    $11.94334            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10341    $ 7.47127          166
   01/01/2009 to 12/31/2009...........  $ 7.47127    $ 8.84522          229
   01/01/2010 to 12/31/2010...........  $ 8.84522    $ 9.78877          229
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04059    $10.52188       57,168
   01/01/2007 to 12/31/2007...........  $10.52188    $11.15319      162,545
   01/01/2008 to 12/31/2008...........  $11.15319    $ 7.13527      191,336
   01/01/2009 to 12/31/2009...........  $ 7.13527    $ 8.63008      184,524
   01/01/2010 to 12/31/2010...........  $ 8.63008    $ 9.63844      191,286
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16023    $10.42368       59,174
   01/01/2007 to 12/31/2007...........  $10.42368    $11.34022      169,017
   01/01/2008 to 12/31/2008...........  $11.34022    $ 6.56573      144,704
   01/01/2009 to 12/31/2009...........  $ 6.56573    $ 8.07740      150,817
   01/01/2010 to 12/31/2010...........  $ 8.07740    $ 9.38845      167,941
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99806    $ 7.44902            0
   01/01/2009 to 11/13/2009...........  $ 7.44902    $ 8.28018            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17473    $ 6.09375           0
   01/01/2009 to 12/31/2009...........  $ 6.09375    $ 8.03953           0
   01/01/2010 to 12/31/2010...........  $ 8.03953    $ 9.43708           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.18465    $11.48961           0
   01/01/2007 to 12/31/2007...........  $11.48961    $12.78878           0
   01/01/2008 to 12/31/2008...........  $12.78878    $ 7.45948           0
   01/01/2009 to 12/31/2009...........  $ 7.45948    $10.88318           0
   01/01/2010 to 12/31/2010...........  $10.88318    $11.72159           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06581    $10.91536           0
   01/01/2007 to 12/31/2007...........  $10.91536    $12.72041           0
   01/01/2008 to 12/31/2008...........  $12.72041    $ 7.35455           0
   01/01/2009 to 12/31/2009...........  $ 7.35455    $11.28278           0
   01/01/2010 to 12/31/2010...........  $11.28278    $13.20290           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03294    $ 7.61489           0
   01/01/2009 to 12/31/2009...........  $ 7.61489    $ 9.43289           0
   01/01/2010 to 12/31/2010...........  $ 9.43289    $11.67774           0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04057    $10.56209           0
   01/01/2007 to 12/31/2007...........  $10.56209    $10.56913           0
   01/01/2008 to 12/31/2008...........  $10.56913    $ 7.68488           0
   01/01/2009 to 12/31/2009...........  $ 7.68488    $10.17299           0
   01/01/2010 to 12/31/2010...........  $10.17299    $11.27582           0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11160    $ 7.10587           0
   01/01/2009 to 12/31/2009...........  $ 7.10587    $ 8.78979         398
   01/01/2010 to 12/31/2010...........  $ 8.78979    $ 9.76990         480
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08908    $ 7.57974       5,378
   01/01/2009 to 12/31/2009...........  $ 7.57974    $ 9.13296       5,414
   01/01/2010 to 12/31/2010...........  $ 9.13296    $ 9.95339       5,445
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99157    $10.55632           0
   01/01/2007 to 12/31/2007...........  $10.55632    $12.27164           0
   01/01/2008 to 12/31/2008...........  $12.27164    $ 5.96394           0
   01/01/2009 to 12/31/2009...........  $ 5.96394    $ 7.87947           0
   01/01/2010 to 12/31/2010...........  $ 7.87947    $ 8.81046           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00972    $10.81826            0
   01/01/2007 to 12/31/2007...........  $10.81826    $12.44420            0
   01/01/2008 to 12/31/2008...........  $12.44420    $ 6.80473            0
   01/01/2009 to 12/31/2009...........  $ 6.80473    $ 8.67192            0
   01/01/2010 to 12/31/2010...........  $ 8.67192    $ 9.40731            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.89122    $11.46304            0
   01/01/2007 to 12/31/2007...........  $11.46304    $11.41036       22,005
   01/01/2008 to 12/31/2008...........  $11.41036    $ 9.17983       34,513
   01/01/2009 to 12/31/2009...........  $ 9.17983    $10.93860       40,351
   01/01/2010 to 12/31/2010...........  $10.93860    $11.46408       43,386
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08344    $10.28106            0
   01/01/2010 to 12/31/2010...........  $10.28106    $11.17641            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14482    $10.29084            0
   01/01/2010 to 12/31/2010...........  $10.29084    $11.42897            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.05536    $12.70076            0
   01/01/2007 to 12/31/2007...........  $12.70076    $13.57232            0
   01/01/2008 to 12/31/2008...........  $13.57232    $ 7.76920            0
   01/01/2009 to 12/31/2009...........  $ 7.76920    $10.30935            0
   01/01/2010 to 12/31/2010...........  $10.30935    $10.78967            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03062    $12.14135            0
   01/01/2007 to 12/31/2007...........  $12.14135    $11.50113            0
   01/01/2008 to 12/31/2008...........  $11.50113    $ 6.57126            0
   01/01/2009 to 12/31/2009...........  $ 6.57126    $ 7.66428            0
   01/01/2010 to 12/31/2010...........  $ 7.66428    $ 8.46960            0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16529    $10.60656            0
   01/01/2007 to 12/31/2007...........  $10.60656    $10.98711            0
   01/01/2008 to 12/31/2008...........  $10.98711    $ 8.23450            0
   01/01/2009 to 12/31/2009...........  $ 8.23450    $10.82420            0
   01/01/2010 to 12/31/2010...........  $10.82420    $11.98856            0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10313    $11.35176            0
   01/01/2007 to 12/31/2007...........  $11.35176    $12.74311            0
   01/01/2008 to 12/31/2008...........  $12.74311    $ 7.01082            0
   01/01/2009 to 12/31/2009...........  $ 7.01082    $ 8.88395            0
   01/01/2010 to 12/31/2010...........  $ 8.88395    $10.38934            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.39341    $12.64469         0
   01/01/2007 to 12/31/2007...........  $12.64469    $13.50765         0
   01/01/2008 to 12/31/2008...........  $13.50765    $ 8.70708         0
   01/01/2009 to 12/31/2009...........  $ 8.70708    $11.18206         0
   01/01/2010 to 12/31/2010...........  $11.18206    $12.23557         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00697    $11.45540         0
   01/01/2007 to 12/31/2007...........  $11.45540    $12.87556         0
   01/01/2008 to 12/31/2008...........  $12.87556    $ 8.00884         0
   01/01/2009 to 12/31/2009...........  $ 8.00884    $ 9.72195         0
   01/01/2010 to 12/31/2010...........  $ 9.72195    $10.70795         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00950    $11.48305         0
   01/01/2007 to 12/31/2007...........  $11.48305    $11.52105         0
   01/01/2008 to 12/31/2008...........  $11.52105    $ 6.96134         0
   01/01/2009 to 12/31/2009...........  $ 6.96134    $ 9.44177         0
   01/01/2010 to 12/31/2010...........  $ 9.44177    $11.39740         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99923    $10.16120         0
   01/01/2007 to 12/31/2007...........  $10.16120    $10.40843         0
   01/01/2008 to 12/31/2008...........  $10.40843    $10.41951         0
   01/01/2009 to 12/31/2009...........  $10.41951    $10.20039         0
   01/01/2010 to 12/31/2010...........  $10.20039    $ 9.96381         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.61359    $11.70414         0
   01/01/2007 to 12/31/2007...........  $11.70414    $11.79060         0
   01/01/2008 to 12/31/2008...........  $11.79060    $ 6.64824         0
   01/01/2009 to 12/31/2009...........  $ 6.64824    $ 9.13115         0
   01/01/2010 to 12/31/2010...........  $ 9.13115    $11.00702         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.31580    $12.55286         0
   01/01/2007 to 12/31/2007...........  $12.55286    $14.97876         0
   01/01/2008 to 12/31/2008...........  $14.97876    $ 8.31062         0
   01/01/2009 to 12/31/2009...........  $ 8.31062    $10.53340         0
   01/01/2010 to 12/31/2010...........  $10.53340    $13.23656         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45689    $10.78815         0
   01/01/2007 to 12/31/2007...........  $10.78815    $12.50541         0
   01/01/2008 to 12/31/2008...........  $12.50541    $ 7.01698         0
   01/01/2009 to 12/31/2009...........  $ 7.01698    $ 8.39867         0
   01/01/2010 to 12/31/2010...........  $ 8.39867    $ 9.86421         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10080    $ 5.55599            0
   01/01/2009 to 12/31/2009...........  $ 5.55599    $ 9.03476            0
   01/01/2010 to 12/31/2010...........  $ 9.03476    $10.78803            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99406    $10.13734            0
   01/01/2007 to 12/31/2007...........  $10.13734    $10.57154            0
   01/01/2008 to 12/31/2008...........  $10.57154    $10.43883            0
   01/01/2009 to 12/31/2009...........  $10.43883    $11.23700            0
   01/01/2010 to 12/31/2010...........  $11.23700    $11.40142            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97070    $10.25475            0
   01/01/2007 to 12/31/2007...........  $10.25475    $10.84512            0
   01/01/2008 to 12/31/2008...........  $10.84512    $10.35148            0
   01/01/2009 to 12/31/2009...........  $10.35148    $11.77952            0
   01/01/2010 to 12/31/2010...........  $11.77952    $12.39127            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18032    $10.57706       42,599
   01/01/2007 to 12/31/2007...........  $10.57706    $11.22839       19,561
   01/01/2008 to 12/31/2008...........  $11.22839    $ 8.82842       35,411
   01/01/2009 to 12/31/2009...........  $ 8.82842    $10.34895      111,273
   01/01/2010 to 12/31/2010...........  $10.34895    $11.17484      122,014
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.59294    $11.37031            0
   01/01/2007 to 12/31/2007...........  $11.37031    $11.33364            0
   01/01/2008 to 12/31/2008...........  $11.33364    $ 6.78257            0
   01/01/2009 to 12/31/2009...........  $ 6.78257    $ 8.06902            0
   01/01/2010 to 12/31/2010...........  $ 8.06902    $ 9.06578            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.42234    $10.98430            0
   01/01/2007 to 12/31/2007...........  $10.98430    $11.68212        5,834
   01/01/2008 to 12/31/2008...........  $11.68212    $ 7.96384       16,387
   01/01/2009 to 12/31/2009...........  $ 7.96384    $ 9.90919       21,981
   01/01/2010 to 12/31/2010...........  $ 9.90919    $10.82004       27,294
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90453    $ 9.86654            0
   01/01/2007 to 12/31/2007...........  $ 9.86654    $10.32296            0
   01/01/2008 to 12/31/2008...........  $10.32296    $ 6.55254            0
   01/01/2009 to 12/31/2009...........  $ 6.55254    $ 8.56868            0
   01/01/2010 to 12/31/2010...........  $ 8.56868    $11.41543            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.90641    $12.40881            0
   01/01/2007 to 12/31/2007...........  $12.40881    $11.43683            0
   01/01/2008 to 12/31/2008...........  $11.43683    $ 7.84951            0
   01/01/2009 to 12/31/2009...........  $ 7.84951    $ 9.73526            0
   01/01/2010 to 12/31/2010...........  $ 9.73526    $11.97857            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65545    $11.30993       36,117
   01/01/2007 to 12/31/2007...........  $11.30993    $11.74172       80,866
   01/01/2008 to 12/31/2008...........  $11.74172    $ 8.49143       78,535
   01/01/2009 to 12/31/2009...........  $ 8.49143    $10.29409       81,690
   01/01/2010 to 12/31/2010...........  $10.29409    $11.21247       81,798
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.50179    $ 9.74959            0
   01/01/2007 to 12/31/2007...........  $ 9.74959    $10.43815            0
   01/01/2008 to 12/31/2008...........  $10.43815    $ 9.94523            0
   01/01/2009 to 12/31/2009...........  $ 9.94523    $10.88888            0
   01/01/2010 to 12/31/2010...........  $10.88888    $11.24447            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93957    $10.41764            0
   01/01/2007 to 12/31/2007...........  $10.41764    $11.00984            0
   01/01/2008 to 12/31/2008...........  $11.00984    $ 6.38989            0
   01/01/2009 to 12/31/2009...........  $ 6.38989    $ 9.57062            0
   01/01/2010 to 12/31/2010...........  $ 9.57062    $10.82419            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.69777    $13.20511            0
   01/01/2007 to 12/31/2007...........  $13.20511    $18.11739            0
   01/01/2008 to 12/31/2008...........  $18.11739    $ 8.84840            0
   01/01/2009 to 12/31/2009...........  $ 8.84840    $12.90519            0
   01/01/2010 to 12/31/2010...........  $12.90519    $15.18062            0
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.48852    $12.66348            0
   01/01/2007 to 12/31/2007...........  $12.66348    $12.51083            0
   01/01/2008 to 12/31/2008...........  $12.51083    $ 7.65994            0
   01/01/2009 to 12/31/2009...........  $ 7.65994    $ 8.84617            0
   01/01/2010 to 12/31/2010...........  $ 8.84617    $ 9.71381            0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99805    $ 9.97078            0
   01/01/2008 to 12/31/2008...........  $ 9.97078    $ 9.22959            0
   01/01/2009 to 12/31/2009...........  $ 9.22959    $10.06145            0
   01/01/2010 to 12/31/2010...........  $10.06145    $10.59188            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07792     $6.61132       5,110
   01/01/2009 to 12/31/2009...........  $ 6.61132     $8.39751       7,170
   01/01/2010 to 12/31/2010...........  $ 8.39751     $9.04060       7,972

*  Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282       11,484
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563       12,332
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905        2,982
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357        2,935
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896        1,409
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254        1,409
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096            0
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035            0
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421            0
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752            0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815            0
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507            0
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144            0
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169            0
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950            0
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301           0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914           0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177           0
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764           0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097           0
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698           0
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958       1,416
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804       3,620
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224           0
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376           0
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257           0
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       5,003
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784           0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981           0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609           0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971           0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552           0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007           0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223           0
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371           0
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219           0
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127           0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201           0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199           0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958           0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442           0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932           0
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905         364
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057           0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097           0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522       2,740

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036           0
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618           0
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682           0
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021           0
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117           0
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949           0
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       1,599
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       1,599
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594           0
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273           0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224           0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276           0
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628           0
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244           0
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167           0
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986           0
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541           0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635           0
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279           0
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383           0
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909           0
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607           0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697           0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035           0
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074           0
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178           0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427           0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998         0
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543         0
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606         0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201         0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863         0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483         0
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789         0
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068         0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950         0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615         0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929         0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383         0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858         0
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568         0
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289         0
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963         0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164         0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944         0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815         0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941         0
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232         0
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302         0
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678         0
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473         0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314         0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404         0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185          0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324          0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274          0
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757          0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337          0
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005          0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241          0
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903          0
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164          0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759          0
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966          0
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903        323
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267          0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          0
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798          0
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775          0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084          0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415          0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751          0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410          0
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973          0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357          0
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528          0
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701          0
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395          0
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575          0
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260          0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075          0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648          0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209          0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601          0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          0
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761            0
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408            0
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603            0
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430            0
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988            0
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093            0
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524        1,379
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497        2,810
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       62,109
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697       59,310
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304        1,694
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041        1,645
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622        1,594
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140            0
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399            0
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895            0
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368            0
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656            0
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860           0
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653           0
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361           0
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       2,184
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003           0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499           0
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569           0
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976           0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744           0
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555           0
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064           0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317           0
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784           0
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409         878
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617           0
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963           0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124           0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774           0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351           0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999           0
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267           0
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292           0
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902           0


*  Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at value... $22,913,347    $27,735,600       $24,169,970    $34,988,834   $24,396,230
                                            -----------    -----------       -----------    -----------   -----------
  Net Assets............................... $22,913,347    $27,735,600       $24,169,970    $34,988,834   $24,396,230
                                            ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units....................... $22,913,347    $27,735,600       $24,169,970    $34,988,834   $24,396,230
                                            -----------    -----------       -----------    -----------   -----------
                                            $22,913,347    $27,735,600       $24,169,970    $34,988,834   $24,396,230
                                            ===========    ===========       ===========    ===========   ===========

  Units outstanding........................  18,414,358     13,115,233        12,475,419     16,908,321     7,412,235
                                            ===========    ===========       ===========    ===========   ===========

  Portfolio shares held....................   2,291,335      2,376,658           976,564      2,053,335     4,821,389
  Portfolio net asset value per share...... $     10.00    $     11.67       $     24.75    $     17.04   $      5.06
  Investment in portfolio shares, at
   cost.................................... $22,913,347    $26,138,398       $26,233,316    $39,402,734   $25,640,583

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income.......................... $     7,539    $ 1,224,009       $   186,192    $   291,470   $ 2,040,546
                                            -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     337,141        407,509           333,269        443,419       360,206
  Reimbursement for excess
   expenses................................           0              0                 0              0             0
                                            -----------    -----------       -----------    -----------   -----------

NET EXPENSES...............................     337,141        407,509           333,269        443,419       360,206
                                            -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)...............    (329,602)       816,500          (147,077)      (151,949)    1,680,340
                                            -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0        380,617                 0              0             0
  Realized gain (loss) on shares
   redeemed................................           0        293,552          (717,892)    (1,161,913)     (346,877)
  Net change in unrealized gain (loss) on
   investments.............................           0      1,075,759         3,097,674      4,506,279     1,509,860
                                            -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................           0      1,749,928         2,379,782      3,344,366     1,162,983
                                            -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  (329,602)   $ 2,566,428       $ 2,232,705    $ 3,192,417   $ 2,843,323
                                            ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE    PREMIER VIT       PREMIER VIT
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME   OPCAP MANAGED    NACM SMALL CAP
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- -----------------
  $27,983,235    $6,684,999  $27,512,169    $4,949,568      $2,254,286     $7,300,410      $         0       $         0
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------
  $27,983,235    $6,684,999  $27,512,169    $4,949,568      $2,254,286     $7,300,410      $         0       $         0
  ===========    ==========  ===========    ==========      ==========     ==========      ===========       ===========

  $27,983,235    $6,684,999  $27,512,169    $4,949,568      $2,254,286     $7,300,410      $         0       $         0
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------
  $27,983,235    $6,684,999  $27,512,169    $4,949,568      $2,254,286     $7,300,410      $         0       $         0
  ===========    ==========  ===========    ==========      ==========     ==========      ===========       ===========

   16,877,441     4,001,680   15,574,177     1,832,332       1,531,675      3,462,271                0                 0
  ===========    ==========  ===========    ==========      ==========     ==========      ===========       ===========

      892,038       361,547    1,182,810       286,599         162,413        366,486                0                 0
  $     31.37    $    18.49  $     23.26    $    17.27      $    13.88     $    19.92      $      0.00       $      0.00
  $28,928,557    $6,944,417  $26,753,377    $4,659,801      $2,196,771     $7,221,280      $         0       $         0


                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE    PREMIER VIT       PREMIER VIT
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME   OPCAP MANAGED    NACM SMALL CAP
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- -----------------

  $   473,695    $  101,266  $   112,809    $   38,196      $   19,315     $  133,739      $   265,191       $     5,085
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

      389,689        92,052      369,015        63,878          29,759         98,598           34,537            18,000
            0             0            0             0               0              0                0                 0
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

      389,689        92,052      369,015        63,878          29,759         98,598           34,537            18,000
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

       84,006         9,214     (256,206)      (25,682)        (10,444)        35,141          230,654           (12,915)
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

            0             0            0             0           6,438              0                0                 0
     (714,371)     (112,720)    (287,615)      (90,510)        (39,718)      (100,702)      (2,377,173)       (2,028,637)
    3,864,660       779,526    3,061,588     1,124,583         296,097        945,058        2,613,474         2,636,275
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

    3,150,289       666,806    2,773,973     1,034,073         262,817        844,356          236,301           607,638
  -----------    ----------  -----------    ----------      ----------     ----------      -----------       -----------

  $ 3,234,295    $  676,020  $ 2,517,767    $1,008,391      $  252,373     $  879,497      $   466,955       $   594,723
  ===========    ==========  ===========    ==========      ==========     ==========      ===========       ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                                                                    JANUS ASPEN
                                                                                     OVERSEAS         MFS           MFS
                                                               JANUS ASPEN JANUS    PORTFOLIO -    RESEARCH       GROWTH
                                            INVESCO V.I. CORE     PORTFOLIO -      INSTITUTIONAL   SERIES -      SERIES -
                                               EQUITY FUND    INSTITUTIONAL SHARES    SHARES     INITIAL CLASS INITIAL CLASS
                                            ----------------- -------------------- ------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value...    $10,422,649         $6,072,724       $14,939,049   $1,901,572    $6,676,779
                                               -----------         ----------       -----------   ----------    ----------
  Net Assets...............................    $10,422,649         $6,072,724       $14,939,049   $1,901,572    $6,676,779
                                               ===========         ==========       ===========   ==========    ==========

NET ASSETS, representing:
  Accumulation units.......................    $10,422,649         $6,072,724       $14,939,049   $1,901,572    $6,676,779
                                               -----------         ----------       -----------   ----------    ----------
                                               $10,422,649         $6,072,724       $14,939,049   $1,901,572    $6,676,779
                                               ===========         ==========       ===========   ==========    ==========

  Units outstanding........................      5,770,912          3,767,484         3,325,293    1,148,688     3,974,850
                                               ===========         ==========       ===========   ==========    ==========

  Portfolio shares held....................        385,596            250,318           261,630       99,872       270,424
  Portfolio net asset value per share......    $     27.03         $    24.26       $     57.10   $    19.04    $    24.69
  Investment in portfolio shares, at
   cost....................................    $ 9,401,674         $6,497,019       $ 8,446,576   $1,744,181    $6,345,184

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                                                                    JANUS ASPEN
                                                                                     OVERSEAS         MFS           MFS
                                                               JANUS ASPEN JANUS    PORTFOLIO -    RESEARCH       GROWTH
                                            INVESCO V.I. CORE     PORTFOLIO -      INSTITUTIONAL   SERIES -      SERIES -
                                               EQUITY FUND    INSTITUTIONAL SHARES    SHARES     INITIAL CLASS INITIAL CLASS
                                            ----------------- -------------------- ------------- ------------- -------------
INVESTMENT INCOME
  Dividend income..........................    $    99,072         $   64,322       $    97,160   $   16,440    $    7,548
                                               -----------         ----------       -----------   ----------    ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        143,168             82,395           198,572       24,657        88,298
  Reimbursement for excess expenses........              0                  0                 0            0             0
                                               -----------         ----------       -----------   ----------    ----------

NET EXPENSES...............................        143,168             82,395           198,572       24,657        88,298
                                               -----------         ----------       -----------   ----------    ----------

NET INVESTMENT INCOME (LOSS)...............        (44,096)           (18,073)         (101,412)      (8,217)      (80,750)
                                               -----------         ----------       -----------   ----------    ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....              0                  0                 0            0             0
  Realized gain (loss) on shares
   redeemed................................         51,243           (178,498)          989,607       (7,198)      (61,626)
  Net change in unrealized gain (loss) on
   investments.............................        778,876            909,856         2,156,148      255,918       959,610
                                               -----------         ----------       -----------   ----------    ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................        830,119            731,358         3,145,755      248,720       897,984
                                               -----------         ----------       -----------   ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $   786,023         $  713,285       $ 3,044,343   $  240,503    $  817,234
                                               ===========         ==========       ===========   ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
              FRANKLIN SMALL-                             ALLIANCEBERNSTEIN                PRUDENTIAL
 AMERICAN         MID CAP       PRUDENTIAL                  VPS LARGE CAP   PRUDENTIAL SP   SP SMALL    JANUS ASPEN JANUS
CENTURY VP        GROWTH      JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   DAVIS VALUE   CAP VALUE   PORTFOLIO - SERVICE
VALUE FUND    SECURITIES FUND FOCUS PORTFOLIO  PORTFOLIO       CLASS B        PORTFOLIO    PORTFOLIO         SHARES
----------    --------------- --------------- ----------- ----------------- ------------- -----------  -------------------
$2,648,974      $2,999,640      $4,806,667    $2,499,002      $495,104       $        0   $14,069,889       $667,733
----------      ----------      ----------    ----------      --------       ----------   -----------       --------
$2,648,974      $2,999,640      $4,806,667    $2,499,002      $495,104       $        0   $14,069,889       $667,733
==========      ==========      ==========    ==========      ========       ==========   ===========       ========

$2,648,974      $2,999,640      $4,806,667    $2,499,002      $495,104       $        0   $14,069,889       $667,733
----------      ----------      ----------    ----------      --------       ----------   -----------       --------
$2,648,974      $2,999,640      $4,806,667    $2,499,002      $495,104       $        0   $14,069,889       $667,733
==========      ==========      ==========    ==========      ========       ==========   ===========       ========

 1,337,254       1,608,281       2,744,426     2,277,948       794,616                0     7,783,323        679,019
==========      ==========      ==========    ==========      ========       ==========   ===========       ========

   452,043         139,259         309,110       208,772        18,283                0     1,145,756         27,787
$     5.86      $    21.54      $    15.55    $    11.97      $  27.08       $     0.00   $     12.28       $  24.03

$2,987,533      $2,872,587      $4,130,502    $2,305,372      $522,429       $        0   $14,317,349       $556,838


                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
              FRANKLIN SMALL-                             ALLIANCEBERNSTEIN                PRUDENTIAL
 AMERICAN         MID CAP       PRUDENTIAL                  VPS LARGE CAP   PRUDENTIAL SP   SP SMALL    JANUS ASPEN JANUS
CENTURY VP        GROWTH      JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   DAVIS VALUE   CAP VALUE   PORTFOLIO - SERVICE
VALUE FUND    SECURITIES FUND FOCUS PORTFOLIO  PORTFOLIO       CLASS B        PORTFOLIO    PORTFOLIO         SHARES
----------    --------------- --------------- ----------- ----------------- ------------- -----------  -------------------

$   55,875      $        0      $        0    $   31,385      $  1,284       $        0   $    82,071       $  2,155
----------      ----------      ----------    ----------      --------       ----------   -----------       --------

    35,350          37,025          63,853        33,453         6,558           51,580       196,045          8,959
         0               0               0             0             0                0             0              0
----------      ----------      ----------    ----------      --------       ----------   -----------       --------
    35,350          37,025          63,853        33,453         6,558           51,580       196,045          8,959
----------      ----------      ----------    ----------      --------       ----------   -----------       --------
    20,525         (37,025)        (63,853)       (2,068)       (5,274)         (51,580)     (113,974)        (6,804)
----------      ----------      ----------    ----------      --------       ----------   -----------       --------

         0               0               0             0             0                0             0              0
   (90,087)        (57,392)         47,158        (9,119)       (9,734)        (537,331)     (264,898)         6,761

   351,220         718,960         302,015       265,010        51,602        1,062,564     3,213,846         74,767
----------      ----------      ----------    ----------      --------       ----------   -----------       --------


   261,133         661,568         349,173       255,891        41,868          525,233     2,948,948         81,528
----------      ----------      ----------    ----------      --------       ----------   -----------       --------

$  281,658      $  624,543      $  285,320    $  253,823      $ 36,594       $  473,653   $ 2,834,974       $ 74,724
==========      ==========      ==========    ==========      ========       ==========   ===========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                              PRUDENTIAL SP                   SP PRUDENTIAL PRUDENTIAL SP PRUDENTIAL SP
                                            STRATEGIC PARTNERS PRUDENTIAL SP  U.S. EMERGING GROWTH ASSET  INTERNATIONAL
                                              FOCUSED GROWTH   MID CAP GROWTH    GROWTH      ALLOCATION      GROWTH
                                                PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            ------------------ -------------- ------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value...      $      0        $        0    $10,859,059   $31,471,118   $3,872,933
                                                 --------        ----------    -----------   -----------   ----------
  Net Assets...............................      $      0        $        0    $10,859,059   $31,471,118   $3,872,933
                                                 ========        ==========    ===========   ===========   ==========

NET ASSETS, representing:
  Accumulation units.......................      $      0        $        0    $10,859,059   $31,471,118   $3,872,933
                                                 --------        ----------    -----------   -----------   ----------
                                                 $      0        $        0    $10,859,059   $31,471,118   $3,872,933
                                                 ========        ==========    ===========   ===========   ==========

  Units outstanding........................             0                 0      5,711,766    17,273,536    2,752,691
                                                 ========        ==========    ===========   ===========   ==========

  Portfolio shares held....................             0                 0      1,402,979     3,512,402      746,230
  Portfolio net asset value per share......      $   0.00        $     0.00    $      7.74   $      8.96   $     5.19
  Investment in portfolio shares, at
   cost....................................      $      0        $        0    $ 9,909,624   $33,045,668   $4,692,393

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                              PRUDENTIAL SP                   SP PRUDENTIAL PRUDENTIAL SP PRUDENTIAL SP
                                            STRATEGIC PARTNERS PRUDENTIAL SP  U.S. EMERGING GROWTH ASSET  INTERNATIONAL
                                              FOCUSED GROWTH   MID CAP GROWTH    GROWTH      ALLOCATION      GROWTH
                                                PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            ------------------ -------------- ------------- ------------- -------------
INVESTMENT INCOME
  Dividend income..........................      $      0        $        0    $    35,525   $   604,243   $   52,259
                                                 --------        ----------    -----------   -----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............         7,849            19,352        136,652       527,421       52,864
  Reimbursement for excess
   expenses................................             0                 0              0             0            0
                                                 --------        ----------    -----------   -----------   ----------

NET EXPENSES...............................         7,849            19,352        136,652       527,421       52,864
                                                 --------        ----------    -----------   -----------   ----------

NET INVESTMENT INCOME (LOSS)...............        (7,849)          (19,352)      (101,127)       76,822         (605)
                                                 --------        ----------    -----------   -----------   ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0                 0              0             0            0
  Realized gain (loss) on shares
   redeemed................................        17,967          (802,953)       (29,799)     (696,384)    (190,972)
  Net change in unrealized gain (loss) on
   investments.............................       (19,795)        1,194,378      1,578,096     4,069,674      584,283
                                                 --------        ----------    -----------   -----------   ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................        (1,828)          391,425      1,548,297     3,373,290      393,311
                                                 --------        ----------    -----------   -----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................      $ (9,677)       $  372,073    $ 1,447,170   $ 3,450,112   $  392,706
                                                 ========        ==========    ===========   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                                                                                           AST
                 EVERGREEN VA                                                          EVERGREEN VA ALLIANCEBERNSTEIN
 PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA  EVERGREEN VA  FUNDAMENTAL      GROWTH &
 INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES INTERNATIONAL  LARGE CAP        INCOME
VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND      FUND         PORTFOLIO
--------------- --------------- ------------ ------------ -------------- ------------- ------------ -----------------
  $3,609,162         $   0         $   0       $      0      $     0       $      0      $      0      $7,183,607
  ----------         -----         -----       --------      -------       --------      --------      ----------
  $3,609,162         $   0         $   0       $      0      $     0       $      0      $      0      $7,183,607
  ==========         =====         =====       ========      =======       ========      ========      ==========

  $3,609,162         $   0         $   0       $      0      $     0       $      0      $      0      $7,183,607
  ----------         -----         -----       --------      -------       --------      --------      ----------
  $3,609,162         $   0         $   0       $      0      $     0       $      0      $      0      $7,183,607
  ==========         =====         =====       ========      =======       ========      ========      ==========

   2,287,701             0             0              0            0              0             0         721,811
  ==========         =====         =====       ========      =======       ========      ========      ==========

     525,351             0             0              0            0              0             0         450,948
  $     6.87         $0.00         $0.00       $   0.00      $  0.00       $   0.00      $   0.00      $    15.93
  $4,389,233         $   0         $   0       $      0      $     0       $      0      $      0      $6,651,584


                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                                                                                           AST
                 EVERGREEN VA                                                          EVERGREEN VA ALLIANCEBERNSTEIN
 PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA  EVERGREEN VA  FUNDAMENTAL      GROWTH &
 INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES INTERNATIONAL  LARGE CAP        INCOME
VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND      FUND         PORTFOLIO
--------------- --------------- ------------ ------------ -------------- ------------- ------------ -----------------
  $   74,499         $   0         $   0       $  2,785      $   138       $  2,073      $  1,585      $   43,047
  ----------         -----         -----       --------      -------       --------      --------      ----------

      54,124             0             0          3,072          629          2,001         2,595          54,589
           0             0             0              0            0              0             0               0
  ----------         -----         -----       --------      -------       --------      --------      ----------

      54,124             0             0          3,072          629          2,001         2,595          54,589
  ----------         -----         -----       --------      -------       --------      --------      ----------

      20,375             0             0           (287)        (491)            72        (1,010)        (11,542)
  ----------         -----         -----       --------      -------       --------      --------      ----------

           0             0             0              0            0          7,776             0               0
    (182,395)           (1)            0         68,428         (165)       (41,748)        6,100         (33,995)
     451,092             1             0        (90,131)      (1,559)        23,164       (23,495)        613,067
  ----------         -----         -----       --------      -------       --------      --------      ----------

     268,697             0             0        (21,703)      (1,724)       (10,808)      (17,395)        579,072
  ----------         -----         -----       --------      -------       --------      --------      ----------

  $  289,072         $   0         $   0       $(21,990)     $(2,215)      $(10,736)     $(18,405)     $  567,530
  ==========         =====         =====       ========      =======       ========      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                                               AST SCHRODERS                 AST JPMORGAN
                                              AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &    STRATEGIC
                                            CENTURY INCOME &    STRATEGIES     STEERS REALTY OPPORTUNITIES  AST VALUE
                                            GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                            ---------------- ----------------- ------------- ------------- ----------
ASSETS
  Investment in the portfolios, at value...    $7,763,167       $76,430,520     $6,253,791    $68,276,581  $3,785,927
                                               ----------       -----------     ----------    -----------  ----------
  Net Assets...............................    $7,763,167       $76,430,520     $6,253,791    $68,276,581  $3,785,927
                                               ==========       ===========     ==========    ===========  ==========

NET ASSETS, representing:
  Accumulation units.......................    $7,763,167       $76,430,520     $6,253,791    $68,276,581  $3,785,927
                                               ----------       -----------     ----------    -----------  ----------
                                               $7,763,167       $76,430,520     $6,253,791    $68,276,581  $3,785,927
                                               ==========       ===========     ==========    ===========  ==========

  Units outstanding........................       767,043         7,044,852        542,367      6,294,008     369,225
                                               ==========       ===========     ==========    ===========  ==========

  Portfolio shares held....................       610,792         5,661,520      1,025,212      5,260,137     439,713
  Portfolio net asset value per share......    $    12.71       $     13.50     $     6.10    $     12.98  $     8.61
  Investment in portfolio shares, at
   cost....................................    $7,019,299       $69,973,109     $5,956,545    $63,436,947  $3,607,299

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                                               AST SCHRODERS                 AST JPMORGAN
                                              AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &    STRATEGIC
                                            CENTURY INCOME &    STRATEGIES     STEERS REALTY OPPORTUNITIES  AST VALUE
                                            GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                            ---------------- ----------------- ------------- ------------- ----------
INVESTMENT INCOME
  Dividend income..........................    $   47,030       $   200,852     $   35,858    $   146,496  $   17,345
                                               ----------       -----------     ----------    -----------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        66,978           611,277         48,306        678,011      31,324
  Reimbursement for excess
   expenses................................             0                 0              0              0           0
                                               ----------       -----------     ----------    -----------  ----------

NET EXPENSES...............................        66,978           611,277         48,306        678,011      31,324
                                               ----------       -----------     ----------    -----------  ----------

NET INVESTMENT INCOME (LOSS)...............       (19,948)         (410,425)       (12,448)      (531,515)    (13,979)
                                               ----------       -----------     ----------    -----------  ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0                 0              0              0           0
  Realized gain (loss) on shares
   redeemed................................        13,139            92,579          5,975        412,964     (55,566)
  Net change in unrealized gain (loss) on
   investments.............................       711,292         5,575,513        684,278      3,114,485     423,938
                                               ----------       -----------     ----------    -----------  ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................       724,431         5,668,092        690,253      3,527,449     368,372
                                               ----------       -----------     ----------    -----------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $  704,483       $ 5,257,667     $  677,805    $ 2,995,934  $  354,393
                                               ==========       ===========     ==========    ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN
 AST NEUBERGER                   AST FEDERATED                                        SACHS         AST GOLDMAN
BERMAN SMALL-CAP AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP
GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO
---------------- -------------- ---------------- --------------- --------------- ---------------- ----------------
   $4,830,426      $9,044,080      $4,990,028      $5,459,958      $5,238,695       $9,068,646      $11,176,580
   ----------      ----------      ----------      ----------      ----------       ----------      -----------
   $4,830,426      $9,044,080      $4,990,028      $5,459,958      $5,238,695       $9,068,646      $11,176,580
   ==========      ==========      ==========      ==========      ==========       ==========      ===========

   $4,830,426      $9,044,080      $4,990,028      $5,459,958      $5,238,695       $9,068,646      $11,176,580
   ----------      ----------      ----------      ----------      ----------       ----------      -----------
   $4,830,426      $9,044,080      $4,990,028      $5,459,958      $5,238,695       $9,068,646      $11,176,580
   ==========      ==========      ==========      ==========      ==========       ==========      ===========

      469,168         811,608         423,446         480,961         463,947          824,975          933,653
   ==========      ==========      ==========      ==========      ==========       ==========      ===========

      531,985       1,217,238         538,880         457,666         386,050          331,456        2,054,518
   $     9.08      $     7.43      $     9.26      $    11.93      $    13.57       $    27.36      $      5.44
   $4,109,802      $8,595,612      $4,342,175      $4,731,574      $4,536,783       $7,958,554      $ 9,585,834


                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN
 AST NEUBERGER                   AST FEDERATED                                        SACHS         AST GOLDMAN
BERMAN SMALL-CAP AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP
GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO
---------------- -------------- ---------------- --------------- --------------- ---------------- ----------------

   $        0      $  170,021      $      719      $    9,941      $    9,603       $    3,899      $         0
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

       37,729          80,091          36,918          42,117          46,532           85,917           97,611
            0               0               0               0               0                0                0
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

       37,729          80,091          36,918          42,117          46,532           85,917           97,611
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

      (37,729)         89,930         (36,199)        (32,176)        (36,929)         (82,018)         (97,611)
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

            0               0               0               0               0                0                0
       42,075          63,971          (6,211)         35,081          (4,658)          36,933          137,179
      611,722         366,330         819,811         693,597         824,587          750,424        1,210,777
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

      653,797         430,301         813,600         728,678         819,929          787,357        1,347,956
   ----------      ----------      ----------      ----------      ----------       ----------      -----------

   $  616,068      $  520,231      $  777,401      $  696,502      $  783,000       $  705,339      $ 1,250,345
   ==========      ==========      ==========      ==========      ==========       ==========      ===========

---------------


 AST LARGE-CAP
VALUE PORTFOLIO
---------------
  $6,727,156
  ----------
  $6,727,156
  ==========

  $6,727,156
  ----------
  $6,727,156
  ==========

     748,300
  ==========

     505,042
  $    13.32
  $7,567,496



---------------


 AST LARGE-CAP
VALUE PORTFOLIO
---------------

  $   51,991
  ----------

      85,219
           0
  ----------

      85,219
  ----------

     (33,228)
  ----------

           0
    (220,120)
     907,934
  ----------

     687,814
  ----------

  $  654,586
  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                                                           AST NEUBERGER
                                            AST LORD ABBETT  AST MARSICO                   AST NEUBERGER    BERMAN/LSV
                                            BOND-DEBENTURE  CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                            --------------- -------------- -------------- ---------------- -------------
ASSETS
  Investment in the portfolios, at value...   $7,233,209     $16,557,389     $4,080,681      $8,235,221     $7,137,554
                                              ----------     -----------     ----------      ----------     ----------
  Net Assets...............................   $7,233,209     $16,557,389     $4,080,681      $8,235,221     $7,137,554
                                              ==========     ===========     ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units.......................   $7,233,209     $16,557,389     $4,080,681      $8,235,221     $7,137,554
                                              ----------     -----------     ----------      ----------     ----------
                                              $7,233,209     $16,557,389     $4,080,681      $8,235,221     $7,137,554
                                              ==========     ===========     ==========      ==========     ==========

  Units outstanding........................      612,139       1,533,930        382,342         693,749        658,507
                                              ==========     ===========     ==========      ==========     ==========

  Portfolio shares held....................      693,500         856,121        423,747         385,544        471,437
  Portfolio net asset value per share......   $    10.43     $     19.34     $     9.63      $    21.36     $    15.14
  Investment in portfolio shares, at
   cost....................................   $6,897,441     $14,672,553     $3,664,447      $7,218,405     $6,362,324

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                                                           AST NEUBERGER
                                            AST LORD ABBETT  AST MARSICO                   AST NEUBERGER    BERMAN/LSV
                                            BOND-DEBENTURE  CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                            --------------- -------------- -------------- ---------------- -------------
INVESTMENT INCOME
  Dividend income..........................   $  321,231     $    45,475     $    2,105      $        0     $   33,440
                                              ----------     -----------     ----------      ----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       81,796         135,607         33,558          53,423         59,888
  Reimbursement for excess
   expenses................................            0               0              0               0              0
                                              ----------     -----------     ----------      ----------     ----------

NET EXPENSES...............................       81,796         135,607         33,558          53,423         59,888
                                              ----------     -----------     ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS)...............      239,435         (90,132)       (31,453)        (53,423)       (26,448)
                                              ----------     -----------     ----------      ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0               0              0               0              0
  Realized gain (loss) on shares
   redeemed................................       46,780          24,433          6,395          43,546        (22,151)
  Net change in unrealized gain (loss) on
   investments.............................      310,818       1,991,501        372,130       1,039,263        949,823
                                              ----------     -----------     ----------      ----------     ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................      357,598       2,015,934        378,525       1,082,809        927,672
                                              ----------     -----------     ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $  597,033     $ 1,925,802     $  347,072      $1,029,386     $  901,224
                                              ==========     ===========     ==========      ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                        AST                      AST T. ROWE   AST T. ROWE
   AST PIMCO     ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    CORE VALUE     EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ----------------- ------------ ------------- ------------  ---------------- ---------------- --------------
  $12,054,330       $6,843,659      $2,243,030   $20,898,776  $178,779,680     $6,736,861      $12,690,123      $9,082,763
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------
  $12,054,330       $6,843,659      $2,243,030   $20,898,776  $178,779,680     $6,736,861      $12,690,123      $9,082,763
  ===========       ==========      ==========   ===========  ============     ==========      ===========      ==========

  $12,054,330       $6,843,659      $2,243,030   $20,898,776  $178,779,680     $6,736,861      $12,690,123      $9,082,763
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------
  $12,054,330       $6,843,659      $2,243,030   $20,898,776  $178,779,680     $6,736,861      $12,690,123      $9,082,763
  ===========       ==========      ==========   ===========  ============     ==========      ===========      ==========

    1,124,091          718,108         231,238     1,711,435    16,475,879        600,071        1,247,253         830,176
  ===========       ==========      ==========   ===========  ============     ==========      ===========      ==========

    1,139,351          820,583         199,558       925,544    10,485,612        665,041          612,162         823,460
  $     10.58       $     8.34      $    11.24   $     22.58  $      17.05     $    10.13      $     20.73      $    11.03
  $12,101,553       $6,362,692      $2,156,348   $18,386,181  $162,420,918     $6,040,943      $11,587,634      $8,991,441


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                        AST                      AST T. ROWE   AST T. ROWE
   AST PIMCO     ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    CORE VALUE     EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ----------------- ------------ ------------- ------------  ---------------- ---------------- --------------

  $   141,650       $   39,816      $    8,171   $    44,622  $    743,249     $   14,641      $    68,785      $  112,835
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

      116,893           60,215          23,278       184,569     1,543,993         60,078          115,468          79,161
            0                0               0             0             0              0                0               0
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

      116,893           60,215          23,278       184,569     1,543,993         60,078          115,468          79,161
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

       24,757          (20,399)        (15,107)     (139,947)     (800,744)       (45,437)         (46,683)         33,674
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

        8,404                0               0             0             0              0                0          21,249
      (56,780)         (65,972)        (16,311)     (473,728)      748,855        (15,299)         (96,340)        (48,342)
      123,022          648,472         265,859     3,614,613    11,913,688        654,148          951,358         190,247
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

       74,646          582,500         249,548     3,140,885    12,662,543        638,849          855,018         163,154
  -----------       ----------      ----------   -----------  ------------     ----------      -----------      ----------

  $    99,403       $  562,101      $  234,441   $ 3,000,938  $ 11,861,799     $  593,412      $   808,335      $  196,828
  ===========       ==========      ==========   ===========  ============     ==========      ===========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                                                         AST ACADEMIC                    AST
                                            AST AGGRESSIVE AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                ASSET      GROWTH ASSET     ASSET         ASSET         ASSET
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            -------------- ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at value...   $9,778,984   $217,009,159  $232,088,750  $330,205,897  $204,498,810
                                              ----------   ------------  ------------  ------------  ------------
  Net Assets...............................   $9,778,984   $217,009,159  $232,088,750  $330,205,897  $204,498,810
                                              ==========   ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units.......................   $9,778,984   $217,009,159  $232,088,750  $330,205,897  $204,498,810
                                              ----------   ------------  ------------  ------------  ------------
                                              $9,778,984   $217,009,159  $232,088,750  $330,205,897  $204,498,810
                                              ==========   ============  ============  ============  ============

  Units outstanding........................    1,007,356     20,678,461    22,015,759    30,549,180    18,568,295
                                              ==========   ============  ============  ============  ============

  Portfolio shares held....................    1,047,000     20,786,318    21,874,529    29,721,503    17,404,154
  Portfolio net asset value per share......   $     9.34   $      10.44  $      10.61  $      11.11  $      11.75
  Investment in portfolio shares, at
   cost....................................   $8,945,468   $201,740,857  $217,672,129  $297,914,162  $187,726,426

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                                                         AST ACADEMIC                    AST
                                            AST AGGRESSIVE AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                ASSET      GROWTH ASSET     ASSET         ASSET         ASSET
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            -------------- ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income..........................   $   43,460   $  1,474,318  $  1,396,236  $  1,744,834  $  1,522,925
                                              ----------   ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      145,411      2,654,974     3,079,849     3,890,219     2,135,645
  Reimbursement for excess
   expenses................................            0              0             0             0             0
                                              ----------   ------------  ------------  ------------  ------------

NET EXPENSES...............................      145,411      2,654,974     3,079,849     3,890,219     2,135,645
                                              ----------   ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)...............     (101,951)    (1,180,656)   (1,683,613)   (2,145,385)     (612,720)
                                              ----------   ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0              0             0             0             0
  Realized gain (loss) on shares
   redeemed................................       28,127       (382,839)      218,541     1,401,364     1,236,910
  Net change in unrealized gain (loss) on
   investments.............................    1,085,637     19,668,288    18,926,028    26,966,548    11,258,218
                                              ----------   ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    1,113,764     19,285,449    19,144,569    28,367,912    12,495,128
                                              ----------   ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $1,011,813   $ 18,104,793  $ 17,460,956  $ 26,222,527  $ 11,882,408
                                              ==========   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 AST FIRST       AST FIRST                 AST T. ROWE
   TRUST       TRUST CAPITAL     AST          PRICE                      AST                         AST
 BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP    AST PIMCO    INTERNATIONAL
  TARGET          TARGET      STRATEGIES     GROWTH       MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO  BOND PORTFOLIO   PORTFOLIO
-----------    ------------- ------------  -----------  -----------  ----------  -------------- -------------
$99,358,213     $97,679,763  $129,171,901  $13,734,148  $12,842,168  $6,182,585   $134,466,521   $4,276,330
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------
$99,358,213     $97,679,763  $129,171,901  $13,734,148  $12,842,168  $6,182,585   $134,466,521   $4,276,330
===========     ===========  ============  ===========  ===========  ==========   ============   ==========

$99,358,213     $97,679,763  $129,171,901  $13,734,148  $12,842,168  $6,182,585   $134,466,521   $4,276,330
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------
$99,358,213     $97,679,763  $129,171,901  $13,734,148  $12,842,168  $6,182,585   $134,466,521   $4,276,330
===========     ===========  ============  ===========  ===========  ==========   ============   ==========

  9,356,812       9,120,677    11,836,902    1,232,550    1,273,760     507,079     12,278,400      408,114
===========     ===========  ============  ===========  ===========  ==========   ============   ==========

 10,180,145       9,856,686    11,818,106    1,109,382   12,842,168     303,068     11,058,102      272,725
$      9.76     $      9.91  $      10.93  $     12.38  $      1.00  $    20.40   $      12.16   $    15.68
$90,850,344     $86,449,574  $117,884,145  $11,970,899  $12,842,168  $4,990,133   $132,302,967   $4,011,334

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 AST FIRST       AST FIRST                 AST T. ROWE
   TRUST       TRUST CAPITAL     AST          PRICE                      AST                         AST
 BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP    AST PIMCO    INTERNATIONAL
  TARGET          TARGET      STRATEGIES     GROWTH       MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO  BOND PORTFOLIO   PORTFOLIO
-----------    ------------- ------------  -----------  -----------  ----------  -------------- -------------
$   689,246     $   417,142  $    575,738  $         0  $     1,906  $    7,366   $  1,320,665   $   15,539
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------



    895,721         855,640     1,128,533      120,280      130,922      57,468      1,386,346       37,868
          0               0             0            0            0           0              0            0
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------

    895,721         855,640     1,128,533      120,280      130,922      57,468      1,386,346       37,868
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------

   (206,475)       (438,498)     (552,795)    (120,280)    (129,016)    (50,102)       (65,681)     (22,329)
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------

          0               0             0            0            0           0      1,275,814            0

    301,494          49,919       380,200       61,379            0      81,293        662,948      (45,153)

  7,780,519      10,939,834     9,712,980    1,546,174            0   1,223,231      1,779,690      369,708
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------


  8,082,013      10,989,753    10,093,180    1,607,553            0   1,304,524      3,718,452      324,555
-----------     -----------  ------------  -----------  -----------  ----------   ------------   ----------
$ 7,875,538     $10,551,255  $  9,540,385  $ 1,487,273  $  (129,016) $1,254,422   $  3,652,771   $  302,226
===========     ===========  ============  ===========  ===========  ==========   ============   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------

                                                                              AST INVESTMENT   AST WESTERN
                                            AST INTERNATIONAL NVIT DEVELOPING   GRADE BOND   ASSET CORE PLUS    AST BOND
                                            GROWTH PORTFOLIO   MARKETS FUND     PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                            ----------------- --------------- -------------- --------------- --------------
ASSETS
  Investment in the portfolios, at value...    $6,330,965       $2,586,095     $ 6,002,542     $23,212,964      $211,345
                                               ----------       ----------     -----------     -----------      --------
  Net Assets...............................    $6,330,965       $2,586,095     $ 6,002,542     $23,212,964      $211,345
                                               ==========       ==========     ===========     ===========      ========

NET ASSETS, representing:
  Accumulation units.......................    $6,330,965       $2,586,095     $ 6,002,542     $23,212,964      $211,345
                                               ----------       ----------     -----------     -----------      --------
                                               $6,330,965       $2,586,095     $ 6,002,542     $23,212,964      $211,345
                                               ==========       ==========     ===========     ===========      ========

  Units outstanding........................       592,727          150,777         468,830       2,191,615        17,593
                                               ==========       ==========     ===========     ===========      ========

  Portfolio shares held....................       549,086          370,501         508,259       2,208,655        17,745
  Portfolio net asset value per share......    $    11.53       $     6.98     $     11.81     $     10.51      $  11.91
  Investment in portfolio shares, at
   cost....................................    $5,741,178       $3,606,218     $ 6,052,007     $22,762,298      $209,615

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------

                                                                              AST INVESTMENT   AST WESTERN
                                            AST INTERNATIONAL NVIT DEVELOPING   GRADE BOND   ASSET CORE PLUS    AST BOND
                                            GROWTH PORTFOLIO   MARKETS FUND     PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                            ----------------- --------------- -------------- --------------- --------------
INVESTMENT INCOME
  Dividend income..........................    $    7,821       $        0     $ 2,055,651     $   153,666      $  2,346
                                               ----------       ----------     -----------     -----------      --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        51,301           36,623         416,897         200,466         5,223
  Reimbursement for excess
   expenses................................             0                0               0               0             0
                                               ----------       ----------     -----------     -----------      --------

NET EXPENSES...............................        51,301           36,623         416,897         200,466         5,223
                                               ----------       ----------     -----------     -----------      --------

NET INVESTMENT INCOME (LOSS)...............       (43,480)         (36,623)      1,638,754         (46,800)       (2,877)
                                               ----------       ----------     -----------     -----------      --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0                0       5,399,891          58,022         9,067
  Realized gain (loss) on shares
   redeemed................................       (36,296)        (144,914)     (2,514,047)        126,907        17,235
  Net change in unrealized gain (loss) on
   investments.............................       717,816          505,689      (1,341,073)        293,483        11,122
                                               ----------       ----------     -----------     -----------      --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................       681,520          360,775       1,544,771         478,412        37,424
                                               ----------       ----------     -----------     -----------      --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $  638,040       $  324,152     $ 3,183,525     $   431,612      $ 34,547
                                               ==========       ==========     ===========     ===========      ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                    FRANKLIN
                                 AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH  AST CLS MODERATE
   AST BOND    AST GLOBAL REAL  EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION ASSET ALLOCATION
PORTFOLIO 2019 ESTATE PORTFOLIO EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO        PORTFOLIO
-------------- ---------------- ---------------- --------------- --------------- ---------------- ----------------
   $33,478        $3,166,324      $17,086,130     $106,343,549     $9,196,544      $62,347,963      $81,960,061
   -------        ----------      -----------     ------------     ----------      -----------      -----------
   $33,478        $3,166,324      $17,086,130     $106,343,549     $9,196,544      $62,347,963      $81,960,061
   =======        ==========      ===========     ============     ==========      ===========      ===========

   $33,478        $3,166,324      $17,086,130     $106,343,549     $9,196,544      $62,347,963      $81,960,061
   -------        ----------      -----------     ------------     ----------      -----------      -----------
   $33,478        $3,166,324      $17,086,130     $106,343,549     $9,196,544      $62,347,963      $81,960,061
   =======        ==========      ===========     ============     ==========      ===========      ===========

     2,796           289,148        1,468,373       10,403,163        790,640        5,917,097        7,792,325
   =======        ==========      ===========     ============     ==========      ===========      ===========

     2,823           389,462        1,722,392       13,792,938        880,895        5,821,472        8,228,922
   $ 11.86        $     8.13      $      9.92     $       7.71     $    10.44      $     10.71      $      9.96

   $32,899        $2,809,807      $15,212,126     $ 98,799,077     $7,892,755      $56,023,463      $74,727,300


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                    FRANKLIN
                                 AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH  AST CLS MODERATE
   AST BOND    AST GLOBAL REAL  EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION ASSET ALLOCATION
PORTFOLIO 2019 ESTATE PORTFOLIO EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO        PORTFOLIO
-------------- ---------------- ---------------- --------------- --------------- ---------------- ----------------

   $ 1,861        $   16,483      $    20,640     $  2,021,662     $   13,662      $    66,471      $   164,449
   -------        ----------      -----------     ------------     ----------      -----------      -----------

     4,440            22,712          119,174          866,673         64,157          452,133          628,191
         0                 0                0                0              0                0                0
   -------        ----------      -----------     ------------     ----------      -----------      -----------

     4,440            22,712          119,174          866,673         64,157          452,133          628,191
   -------        ----------      -----------     ------------     ----------      -----------      -----------

    (2,579)           (6,229)         (98,534)       1,154,989        (50,495)        (385,662)        (463,742)
   -------        ----------      -----------     ------------     ----------      -----------      -----------

    13,902                 0                0            7,657              0                0                0
    25,059            33,140          184,283          369,952        126,418          360,147          217,271
     3,590           264,616        1,557,435        5,016,256      1,102,368        4,930,148        5,686,578
   -------        ----------      -----------     ------------     ----------      -----------      -----------


    42,551           297,756        1,741,718        5,393,865      1,228,786        5,290,295        5,903,849
   -------        ----------      -----------     ------------     ----------      -----------      -----------

   $39,972        $  291,527      $ 1,643,184     $  6,548,854     $1,178,291      $ 4,904,633      $ 5,440,107
   =======        ==========      ===========     ============     ==========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            AST HORIZON   AST HORIZON
                                            GROWTH ASSET MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP PROFUND VP
                                             ALLOCATION    ALLOCATION   ASSET ALLOCATION   CONSUMER   CONSUMER
                                             PORTFOLIO     PORTFOLIO        PORTFOLIO      SERVICES    GOODS
                                            ------------ -------------- ----------------- ---------- ----------
ASSETS
  Investment in the portfolios, at value... $35,435,861   $66,677,733      $35,508,892     $321,529   $313,737
                                            -----------   -----------      -----------     --------   --------
  Net Assets............................... $35,435,861   $66,677,733      $35,508,892     $321,529   $313,737
                                            ===========   ===========      ===========     ========   ========

NET ASSETS, representing:
  Accumulation units....................... $35,435,861   $66,677,733      $35,508,892     $321,529   $313,737
                                            -----------   -----------      -----------     --------   --------
                                            $35,435,861   $66,677,733      $35,508,892     $321,529   $313,737
                                            ===========   ===========      ===========     ========   ========

  Units outstanding........................   3,330,108     6,330,222        3,298,104       29,590     29,498
                                            ===========   ===========      ===========     ========   ========

  Portfolio shares held....................   3,501,567     6,320,164        3,575,921       10,045      9,073
  Portfolio net asset value per share...... $     10.12   $     10.55      $      9.93     $  32.01   $  34.58
  Investment in portfolio shares, at
   cost.................................... $31,862,758   $60,232,185      $32,144,052     $246,562   $249,118

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            AST HORIZON   AST HORIZON
                                            GROWTH ASSET MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP PROFUND VP
                                             ALLOCATION    ALLOCATION   ASSET ALLOCATION   CONSUMER   CONSUMER
                                             PORTFOLIO     PORTFOLIO        PORTFOLIO      SERVICES    GOODS
                                            ------------ -------------- ----------------- ---------- ----------
INVESTMENT INCOME
  Dividend income.......................... $    40,307   $   142,008      $    34,493     $      0   $  1,506
                                            -----------   -----------      -----------     --------   --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     287,405       588,785          232,584        4,044      4,107
  Reimbursement for excess
   expenses................................           0             0                0            0          0
                                            -----------   -----------      -----------     --------   --------

NET EXPENSES...............................     287,405       588,785          232,584        4,044      4,107
                                            -----------   -----------      -----------     --------   --------

NET INVESTMENT INCOME (LOSS)...............    (247,098)     (446,777)        (198,091)      (4,044)    (2,601)
                                            -----------   -----------      -----------     --------   --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0             0                0            0          0
  Realized gain (loss) on shares
   redeemed................................      64,959       245,040          128,640       13,726      6,592
  Net change in unrealized gain (loss) on
   investments.............................   2,979,252     4,713,234        2,853,051       41,963     35,992
                                            -----------   -----------      -----------     --------   --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   3,044,211     4,958,274        2,981,691       55,689     42,584
                                            -----------   -----------      -----------     --------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 2,797,113   $ 4,511,497      $ 2,783,600     $ 51,645   $ 39,983
                                            ===========   ===========      ===========     ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $503,074    $373,244    $363,522    $88,882    $70,682    $133,044    $28,093    $24,601
 --------    --------    --------    -------    -------    --------    -------    -------
 $503,074    $373,244    $363,522    $88,882    $70,682    $133,044    $28,093    $24,601
 ========    ========    ========    =======    =======    ========    =======    =======

 $503,074    $373,244    $363,522    $88,882    $70,682    $133,044    $28,093    $24,601
 --------    --------    --------    -------    -------    --------    -------    -------
 $503,074    $373,244    $363,522    $88,882    $70,682    $133,044    $28,093    $24,601
 ========    ========    ========    =======    =======    ========    =======    =======

   76,969      37,474      39,954      8,315      7,138      15,569      2,676      2,399
 ========    ========    ========    =======    =======    ========    =======    =======

   25,395      12,911       9,873      2,598      2,718       3,082        979        901
 $  19.81    $  28.91    $  36.82    $ 34.21    $ 26.01    $  43.17    $ 28.69    $ 27.30

 $420,592    $320,881    $279,225    $69,017    $53,977    $ 92,074    $20,530    $17,973


                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $  1,223    $    937    $    713    $     0    $   180    $  4,838    $     0    $    20
 --------    --------    --------    -------    -------    --------    -------    -------

    6,305       4,960       4,681      1,063        915       1,874        313        314
        0           0           0          0          0           0          0          0
 --------    --------    --------    -------    -------    --------    -------    -------

    6,305       4,960       4,681      1,063        915       1,874        313        314
 --------    --------    --------    -------    -------    --------    -------    -------

   (5,082)     (4,023)     (3,968)    (1,063)      (735)      2,964       (313)      (294)
 --------    --------    --------    -------    -------    --------    -------    -------

        0           0           0          0          0           0          0          0

    7,829       6,403      15,855      3,729      8,128      19,956      4,437      1,211
   36,511       1,685      49,261     14,623      3,680       1,830      1,027      3,365
 --------    --------    --------    -------    -------    --------    -------    -------


   44,340       8,088      65,116     18,352     11,808      21,786      5,464      4,576
 --------    --------    --------    -------    -------    --------    -------    -------

 $ 39,258    $  4,065    $ 61,148    $17,289    $11,073    $ 24,750    $ 5,151    $ 4,282
 ========    ========    ========    =======    =======    ========    =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                      SUBACCOUNTS
                                            --------------------------------------------------------------


                                                                          PROFUND VP PROFUND VP  AST BOND
                                                PROFUND VP     PROFUND VP LARGE-CAP  LARGE-CAP   PORTFOLIO
                                            TELECOMMUNICATIONS UTILITIES    GROWTH     VALUE       2020
                                            ------------------ ---------- ---------- ---------- ----------
ASSETS
  Investment in the portfolios, at value...      $245,062       $243,845   $45,548    $139,447  $3,199,073
                                                 --------       --------   -------    --------  ----------
  Net Assets...............................      $245,062       $243,845   $45,548    $139,447  $3,199,073
                                                 ========       ========   =======    ========  ==========

NET ASSETS, representing:
  Accumulation units.......................      $245,062       $243,845   $45,548    $139,447  $3,199,073
                                                 --------       --------   -------    --------  ----------
                                                 $245,062       $243,845   $45,548    $139,447  $3,199,073
                                                 ========       ========   =======    ========  ==========

  Units outstanding........................        27,946         29,660     4,793      16,965     331,074
                                                 ========       ========   =======    ========  ==========

  Portfolio shares held....................        32,416          8,598     1,357       5,736     319,588
  Portfolio net asset value per share......      $   7.56       $  28.36   $ 33.56    $  24.31  $    10.01
  Investment in portfolio shares, at
   cost....................................      $210,304       $224,250   $35,443    $121,417  $3,202,602

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                      SUBACCOUNTS
                                            --------------------------------------------------------------


                                                                          PROFUND VP PROFUND VP  AST BOND
                                                PROFUND VP     PROFUND VP LARGE-CAP  LARGE-CAP   PORTFOLIO
                                            TELECOMMUNICATIONS UTILITIES    GROWTH     VALUE       2020
                                            ------------------ ---------- ---------- ---------- ----------
INVESTMENT INCOME
  Dividend income..........................      $  6,177       $  5,302   $    32    $  1,152  $        0
                                                 --------       --------   -------    --------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............         3,228          3,206       848       1,786      43,264
  Reimbursement for excess
   expenses................................             0              0         0           0           0
                                                 --------       --------   -------    --------  ----------

NET EXPENSES...............................         3,228          3,206       848       1,786      43,264
                                                 --------       --------   -------    --------  ----------

NET INVESTMENT INCOME (LOSS)...............         2,949          2,096      (816)       (634)    (43,264)
                                                 --------       --------   -------    --------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0              0         0           0           0
  Realized gain (loss) on shares
   redeemed................................          (749)          (971)    6,516        (355)    176,767
  Net change in unrealized gain (loss) on
   investments.............................        25,422          6,685    (1,196)     14,033      (3,529)
                                                 --------       --------   -------    --------  ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................        24,673          5,714     5,320      13,678     173,238
                                                 --------       --------   -------    --------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................      $ 27,622       $  7,810   $ 4,504    $ 13,044  $  129,974
                                                 ========       ========   =======    ========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                  CREDIT SUISSE                                 WELLS FARGO    WELLS FARGO      WELLS FARGO
                                      TRUST                                    ADVANTAGE VT     ADVANTAGE      ADVANTAGE VT
 AST JENNISON     AST JENNISON    INTERNATIONAL                                 CORE EQUITY  VT INTERNATIONAL  OMEGA GROWTH
   LARGE-CAP       LARGE-CAP     EQUITY FLEX III    AST BOND       AST BOND      PORTFOLIO   EQUITY PORTFOLIO PORTFOLIO SHARE
VALUE PORTFOLIO GROWTH PORTFOLIO    PORTFOLIO    PORTFOLIO 2017 PORTFOLIO 2021 SHARE CLASS 1  SHARE CLASS 1       CLASS 1
--------------- ---------------- --------------- -------------- -------------- ------------- ---------------- ---------------
  $2,684,385       $2,096,439       $944,611        $205,153      $4,359,155     $313,462        $242,180        $368,334
  ----------       ----------       --------        --------      ----------     --------        --------        --------
  $2,684,385       $2,096,439       $944,611        $205,153      $4,359,155     $313,462        $242,180        $368,334
  ==========       ==========       ========        ========      ==========     ========        ========        ========

  $2,684,385       $2,096,439       $944,611        $205,153      $4,359,155     $313,462        $242,180        $368,334
  ----------       ----------       --------        --------      ----------     --------        --------        --------
  $2,684,385       $2,096,439       $944,611        $205,153      $4,359,155     $313,462        $242,180        $368,334
  ==========       ==========       ========        ========      ==========     ========        ========        ========

     251,015          193,445         84,539          19,412         395,858       21,995          16,854         188,089
  ==========       ==========       ========        ========      ==========     ========        ========        ========

     224,447          173,259        143,776          18,718         388,863       15,815          42,118          15,183
  $    11.96       $    12.10       $   6.57        $  10.96      $    11.21     $  19.82        $   5.75        $  24.26

  $2,451,575       $1,915,517       $844,694        $205,488      $4,413,627     $253,867        $198,790        $289,843


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                  CREDIT SUISSE                                 WELLS FARGO    WELLS FARGO      WELLS FARGO
                                      TRUST                                    ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
 AST JENNISON     AST JENNISON    INTERNATIONAL                                 CORE EQUITY   INTERNATIONAL    OMEGA GROWTH
   LARGE-CAP       LARGE-CAP     EQUITY FLEX III    AST BOND       AST BOND      PORTFOLIO   EQUITY PORTFOLIO PORTFOLIO SHARE
VALUE PORTFOLIO GROWTH PORTFOLIO    PORTFOLIO    PORTFOLIO 2017 PORTFOLIO 2021 SHARE CLASS 1  SHARE CLASS 1       CLASS 1
--------------- ---------------- --------------- -------------- -------------- ------------- ---------------- ---------------
  $      151       $        0       $    888        $      0      $        0     $      0        $      0        $      0
  ----------       ----------       --------        --------      ----------     --------        --------        --------



      14,175           13,064         12,477           6,323          26,471        2,252           1,834           2,753
           0                0              0               0               0            0               0               0
  ----------       ----------       --------        --------      ----------     --------        --------        --------

      14,175           13,064         12,477           6,323          26,471        2,252           1,834           2,753
  ----------       ----------       --------        --------      ----------     --------        --------        --------

     (14,024)         (13,064)       (11,589)         (6,323)        (26,471)      (2,252)         (1,834)         (2,753)
  ----------       ----------       --------        --------      ----------     --------        --------        --------

       1,403                0              0               0               0            0               0               0
      (8,320)          34,603         16,167          39,575          13,734          598           1,611           5,251
     232,465          180,226         89,955            (335)        (54,472)      59,595          43,390          78,491
  ----------       ----------       --------        --------      ----------     --------        --------        --------

     225,548          214,829        106,122          39,240         (40,738)      60,193          45,001          83,742
  ----------       ----------       --------        --------      ----------     --------        --------        --------

  $  211,524       $  201,765       $ 94,533        $ 32,917      $  (67,209)    $ 57,941        $ 43,167        $ 80,989
  ==========       ==========       ========        ========      ==========     ========        ========        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                        SUBACCOUNTS
                                              -------------------------------
                                                WELLS FARGO      WELLS FARGO
                                                ADVANTAGE VT    ADVANTAGE VT
                                              SMALL CAP GROWTH SMALL CAP VALUE
                                              PORTFOLIO SHARE  PORTFOLIO SHARE
                                                  CLASS 1          CLASS 1
                                              ---------------- ---------------
  ASSETS
    Investment in the portfolios, at value...      $   5           $71,298
                                                   -----           -------
    Net Assets...............................      $   5           $71,298
                                                   =====           =======

  NET ASSETS, representing:
    Accumulation units.......................      $   5           $71,298
                                                   -----           -------
                                                   $   5           $71,298
                                                   =====           =======

    Units outstanding........................          0             6,040
                                                   =====           =======

    Portfolio shares held....................          1             7,887
    Portfolio net asset value per share......      $8.06           $  9.04
    Investment in portfolio shares, at cost..      $   4           $58,052

  STATEMENT OF OPERATIONS
  For the period ended December 31, 2010
                                                        SUBACCOUNTS
                                              -------------------------------
                                                WELLS FARGO      WELLS FARGO
                                                ADVANTAGE VT    ADVANTAGE VT
                                              SMALL CAP GROWTH SMALL CAP VALUE
                                              PORTFOLIO SHARE  PORTFOLIO SHARE
                                                  CLASS 1          CLASS 1
                                              ---------------- ---------------
  INVESTMENT INCOME
    Dividend income..........................      $   0           $     0
                                                   -----           -------

  EXPENSES
    Charges to contract owners for
     assuming mortality risk and expense
     risk and for administration.............          0               523
    Reimbursement for excess expenses........          0                 0
                                                   -----           -------

  NET EXPENSES...............................          0               523
                                                   -----           -------

  NET INVESTMENT INCOME (LOSS)...............          0              (523)
                                                   -----           -------

  NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
    Capital gains distributions received.....          0                 0
    Realized gain (loss) on
     shares redeemed.........................          0               803
    Net change in unrealized gain (loss) on
     investments.............................          1            13,246
                                                   -----           -------

  NET GAIN (LOSS) ON
     INVESTMENTS.............................          1            14,049
                                                   -----           -------

  NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS..............................      $   1           $13,526
                                                   =====           =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                     PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                            PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                   --------------------------  --------------------------  ------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009
                                        TO            TO            TO            TO            TO           TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009
                                   ------------  ------------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).... $   (329,602) $   (244,282) $   816,500   $   939,951   $  (147,077) $    40,289
  Capital gains distributions
   received.......................            0             0      380,617       507,892             0            0
  Realized gain (loss) on shares
   redeemed.......................            0             0      293,552      (284,688)     (717,892)  (1,548,334)
  Net change in unrealized gain
   (loss) on investments..........            0             0    1,075,759     3,752,879     3,097,674    8,302,032
                                   ------------  ------------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................     (329,602)     (244,282)   2,566,428     4,916,034     2,232,705    6,793,987
                                   ------------  ------------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....       97,581       227,401       52,609        19,043        55,127      122,791
  Annuity Payments................     (113,370)      (33,981)    (112,208)      (30,767)     (107,515)     (17,217)
  Surrenders, withdrawals and
   death benefits.................   (4,563,747)   (5,367,710)  (4,822,137)   (3,539,679)   (2,134,134)  (2,103,851)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    8,990,751    (4,108,366)     574,766      (193,473)     (711,122)    (378,288)
  Withdrawal and other charges....      (17,768)      (20,853)     (12,280)      (15,165)      (19,636)     (22,092)
                                   ------------  ------------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    4,393,447    (9,303,509)  (4,319,250)   (3,760,041)   (2,917,280)  (2,398,657)
                                   ------------  ------------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    4,063,845    (9,547,791)  (1,752,822)    1,155,993      (684,575)   4,395,330

NET ASSETS
  Beginning of period.............   18,849,502    28,397,293   29,488,422    28,332,429    24,854,545   20,459,215
                                   ------------  ------------  -----------   -----------   -----------  -----------
  End of period................... $ 22,913,347  $ 18,849,502  $27,735,600   $29,488,422   $24,169,970  $24,854,545
                                   ============  ============  ===========   ===========   ===========  ===========

  Beginning units.................   15,430,381    23,300,258   15,202,406    17,357,583    14,144,035   15,828,966
                                   ------------  ------------  -----------   -----------   -----------  -----------
  Units issued....................   13,202,419     3,947,383      943,367       891,350       243,744      543,272
  Units redeemed..................  (10,218,442)  (11,817,260)  (3,030,540)   (3,046,527)   (1,912,360)  (2,228,203)
                                   ------------  ------------  -----------   -----------   -----------  -----------
  Ending units....................   18,414,358    15,430,381   13,115,233    15,202,406    12,475,419   14,144,035
                                   ============  ============  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  ----------------------
 01/01/2010     01/01/2009   01/01/2010    01/01/2009   01/01/2010   01/01/2009  01/01/2010  01/01/2009
     TO             TO           TO            TO           TO           TO          TO          TO
 12/31/2010     12/31/2009   12/31/2010    12/31/2009   12/31/2010   12/31/2009  12/31/2010  12/31/2009
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------
$  (151,949)   $   138,120  $ 1,680,340   $ 1,233,749  $    84,006  $   347,144  $    9,214  $   86,446
          0              0            0             0            0            0           0           0
 (1,161,913)    (1,986,495)    (346,877)   (1,095,917)    (714,371)  (1,402,120)   (112,720)   (302,289)
  4,506,279      9,241,635    1,509,860     4,985,206    3,864,660    6,647,393     779,526   1,770,006
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------

  3,192,417      7,393,260    2,843,323     5,123,038    3,234,295    5,592,417     676,020   1,554,163
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------

     81,964         79,168       54,674        68,453       91,812       46,847      19,690      10,955
   (135,822)       (19,269)     (66,492)      (14,220)     (71,084)     (13,200)     (2,227)          0
 (2,981,018)    (1,966,544)  (3,357,112)   (1,730,877)  (2,609,435)  (2,101,725)   (529,983)   (473,098)
  9,782,661       (315,899)    (158,785)   10,006,442     (909,617)    (241,338)   (150,571)    (31,500)
    (38,892)       (26,587)     (30,992)      (11,046)     (28,237)     (30,207)     (7,182)     (7,626)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------

  6,708,893     (2,249,131)  (3,558,707)    8,318,752   (3,526,561)  (2,339,623)   (670,273)   (501,269)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------

  9,901,310      5,144,129     (715,384)   13,441,790     (292,266)   3,252,794       5,747   1,052,894

 25,087,524     19,943,395   25,111,614    11,669,824   28,275,501   25,022,707   6,679,252   5,626,358
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------
$34,988,834    $25,087,524  $24,396,230   $25,111,614  $27,983,235  $28,275,501  $6,684,999  $6,679,252
===========    ===========  ===========   ===========  ===========  ===========  ==========  ==========

 11,984,256     13,275,695    8,609,604     9,066,700   19,203,436   21,056,837   4,460,369   4,836,906
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------
  7,197,972        517,033      380,325     1,316,400      882,431    1,110,674     142,021     246,993
 (2,273,907)    (1,808,472)  (1,577,694)   (1,773,496)  (3,208,426)  (2,964,075)   (600,710)   (623,530)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  ----------
 16,908,321     11,984,256    7,412,235     8,609,604   16,877,441   19,203,436   4,001,680   4,460,369
===========    ===========  ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                  SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                                                   PRUDENTIAL                T. ROWE PRICE
                                      PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                           PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                   ------------------------  -------------------------  ----------------------
                                    01/01/2010   01/01/2009  01/01/2010    01/01/2009   01/01/2010  01/01/2009
                                        TO           TO          TO            TO           TO          TO
                                    12/31/2010   12/31/2009  12/31/2010    12/31/2009   12/31/2010  12/31/2009
                                   -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).... $  (256,206) $  (172,440) $  (25,682)   $   18,804   $  (10,444) $   24,054
  Capital gains distributions
   received.......................           0            0           0       408,406        6,438           0
  Realized gain (loss) on shares
   redeemed.......................    (287,615)  (1,212,872)    (90,510)     (292,220)     (39,718)   (100,179)
  Net change in unrealized gain
   (loss) on investments..........   3,061,588    9,412,951   1,124,583       733,987      296,097     835,528
                                   -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   2,517,767    8,027,639   1,008,391       868,977      252,373     759,403
                                   -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      92,706       45,972       7,738         2,620        1,797         326
  Annuity Payments................     (70,679)     (18,510)     (2,669)            0            0           0
  Surrenders, withdrawals and
   death benefits.................  (2,354,929)  (2,287,707)   (597,463)     (492,040)    (269,286)   (136,928)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     942,595     (776,063)    (74,497)         (229)      37,889      28,295
  Withdrawal and other charges....     (24,175)     (24,744)     (2,454)       (2,762)        (890)       (932)
                                   -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (1,414,482)  (3,061,052)   (669,345)     (492,411)    (230,490)   (109,239)
                                   -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS.....................   1,103,285    4,966,587     339,046       376,566       21,883     650,164

NET ASSETS
  Beginning of period.............  26,408,884   21,442,297   4,610,522     4,233,956    2,232,403   1,582,239
                                   -----------  -----------   ----------   ----------   ----------  ----------
  End of period................... $27,512,169  $26,408,884  $4,949,568    $4,610,522   $2,254,286  $2,232,403
                                   ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.................  16,183,229   18,563,007   2,117,993     2,399,280    1,706,365   1,817,829
                                   -----------  -----------   ----------   ----------   ----------  ----------
  Units issued....................   1,777,641      470,587     134,489       141,077      209,207     117,006
  Units redeemed..................  (2,386,693)  (2,850,365)   (420,150)     (422,364)    (383,897)   (228,470)
                                   -----------  -----------   ----------   ----------   ----------  ----------
  Ending units....................  15,574,177   16,183,229   1,832,332     2,117,993    1,531,675   1,706,365
                                   ===========  ===========   ==========   ==========   ==========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------

 T. ROWE PRICE EQUITY     PREMIER VIT OPCAP MANAGED PREMIER VIT NACM SMALL CAP INVESCO V.I. CORE EQUITY
   INCOME PORTFOLIO          PORTFOLIO CLASS 1         PORTFOLIO CLASS 1                 FUND
----------------------    -----------------------   -------------------------  ------------------------
01/01/2010    01/01/2009  01/01/2010    01/01/2009  01/01/2010    01/01/2009    01/01/2010   01/01/2009
    TO            TO          TO            TO          TO            TO            TO           TO
12/31/2010    12/31/2009  4/30/2010**   12/31/2009  4/30/2010**   12/31/2009    12/31/2010   12/31/2009
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------
$   35,141    $   39,987  $   230,654   $   74,648  $   (12,915)  $  (46,846)  $   (44,096) $    42,426

         0             0            0            0            0            0             0            0

  (100,702)     (347,013)  (2,377,173)    (638,244)  (2,028,637)    (534,701)       51,243     (212,276)
   945,058     1,756,382    2,613,474    1,949,945    2,636,275    1,044,156       778,876    2,503,808
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------

   879,497     1,449,356      466,955    1,386,349      594,723      462,609       786,023    2,333,958
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------

     5,329           332       11,284        9,582        5,279        7,050        12,678       22,180
      (991)            0            0            0       (4,215)     (16,134)      (79,722)     (53,887)

  (929,062)     (805,899)    (541,858)    (832,143)     (97,547)    (426,739)   (1,101,506)    (936,990)

    75,936       (86,294)  (7,631,383)    (150,566)  (4,381,827)      84,144       (42,956)    (168,687)
    (3,436)       (4,010)      (1,756)      (4,995)        (649)      (1,926)       (6,011)      (7,092)
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------

  (852,224)     (895,871)  (8,163,713)    (978,122)  (4,478,959)    (353,605)   (1,217,517)  (1,144,476)
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------

    27,273       553,485   (7,696,758)     408,227   (3,884,236)     109,004      (431,494)   1,189,482
 7,273,137     6,719,652    7,696,758    7,288,531    3,884,236    3,775,232    10,854,143    9,664,661
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------
$7,300,410    $7,273,137  $         0   $7,696,758  $         0   $3,884,236   $10,422,649  $10,854,143
==========    ==========  ===========   ==========  ===========   ==========   ===========  ===========
 3,900,813     4,460,401    5,231,388    6,017,538    2,340,277    2,592,468     6,507,705    7,327,040
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------
   190,930       168,600       80,884       90,987       42,274      167,266       198,443      152,824
  (629,472)     (728,188)  (5,312,272)    (877,137)  (2,382,551)    (419,457)     (935,236)    (972,159)
----------    ----------  -----------   ----------  -----------   ----------   -----------  -----------
 3,462,271     3,900,813            0    5,231,388            0    2,340,277     5,770,912    6,507,705
==========    ==========  ===========   ==========  ===========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                  SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                      JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                   PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL  MFS RESEARCH SERIES -
                                           SHARES                     SHARES                INITIAL CLASS
                                   ------------------------  ------------------------  ----------------------
                                   01/01/2010   01/01/2009    01/01/2010   01/01/2009  01/01/2010  01/01/2009
                                       TO           TO            TO           TO          TO          TO
                                   12/31/2010   12/31/2009    12/31/2010   12/31/2009  12/31/2010  12/31/2009
                                   ----------   ----------   -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).... $  (18,073)  $  (46,141)  $  (101,412) $  (100,132) $   (8,217) $    1,014
  Capital gains distributions
   received.......................          0            0             0      339,019           0
  Realized gain (loss) on shares
   redeemed.......................   (178,498)    (365,216)      989,607      293,993      (7,198)    (59,661)
  Net change in unrealized gain
   (loss) on investments..........    909,856    2,055,439     2,156,148    6,134,487     255,918     469,412
                                   ----------   ----------   -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    713,285    1,644,082     3,044,343    6,667,367     240,503     410,765
                                   ----------   ----------   -----------  -----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     11,170      106,289        16,414       10,208       3,160      (2,614)
  Annuity Payments................    (24,597)      (2,015)     (118,261)     (57,304)    (14,522)          0
  Surrenders, withdrawals and
   death benefits.................   (829,305)    (462,541)   (1,966,420)  (1,364,034)   (122,235)   (118,325)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (58,508)    (117,910)     (362,383)    (293,839)    (11,996)    (18,543)
  Withdrawal and other charges....     (3,947)      (4,502)       (6,439)      (6,999)     (1,043)     (1,211)
                                   ----------   ----------   -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (905,187)    (480,679)   (2,437,089)  (1,711,968)   (146,636)   (140,693)
                                   ----------   ----------   -----------  -----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   (191,902)   1,163,403       607,254    4,955,399      93,867     270,072

NET ASSETS
  Beginning of period.............  6,264,626    5,101,223    14,331,795    9,376,396   1,807,705   1,537,633
                                   ----------   ----------   -----------  -----------  ----------  ----------
  End of period................... $6,072,724   $6,264,626   $14,939,049  $14,331,795  $1,901,572  $1,807,705
                                   ==========   ==========   ===========  ===========  ==========  ==========

  Beginning units.................  4,392,746    4,794,188     3,936,738    4,557,986   1,248,044   1,366,773
                                   ----------   ----------   -----------  -----------  ----------  ----------
  Units issued....................    137,281      251,613        73,108      227,148      38,831      35,501
  Units redeemed..................   (762,543)    (653,055)     (684,553)    (848,396)   (138,187)   (154,230)
                                   ----------   ----------   -----------  -----------  ----------  ----------
  Ending units....................  3,767,484    4,392,746     3,325,293    3,936,738   1,148,688   1,248,044
                                   ==========   ==========   ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------

  MFS GROWTH SERIES -       AMERICAN CENTURY VP   FRANKLIN SMALL-MID CAP  PRUDENTIAL JENNISON 20/20
     INITIAL CLASS              VALUE FUND        GROWTH SECURITIES FUND      FOCUS PORTFOLIO
----------------------    ----------------------  ----------------------  ------------------------
01/01/2010    01/01/2009  01/01/2010  01/01/2009  01/01/2010  01/01/2009  01/01/2010   01/01/2009
    TO            TO          TO          TO          TO          TO          TO           TO
12/31/2010    12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009  12/31/2010   12/31/2009
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------
$  (80,750)   $  (61,567) $   20,525  $  104,760  $  (37,025) $  (29,404) $  (63,853)  $  (36,520)
         0             0           0           0           0           0           0            0
   (61,626)     (282,795)    (90,087)   (196,640)    (57,392)   (181,241)     47,158     (125,974)
   959,610     2,122,656     351,220     490,486     718,960     957,388     302,015    1,995,577
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------

   817,234     1,778,294     281,658     398,606     624,543     746,743     285,320    1,833,083
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------

    36,687         4,343       3,275       1,955       5,341      10,529       1,523       49,848
   (32,450)            0      (1,338)     (2,569)       (444)          0           0            0
  (666,831)     (546,309)   (336,208)   (302,696)   (229,792)   (206,249)   (535,989)    (524,568)

   (25,246)     (106,676)     82,146      27,608      78,028      31,200     123,751       54,355
    (3,892)       (4,453)     (1,085)     (1,292)     (1,450)     (1,504)     (1,928)      (2,154)
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------

  (691,732)     (653,095)   (253,210)   (276,994)   (148,317)   (166,024)   (412,643)    (422,519)
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------

   125,502     1,125,199      28,448     121,612     476,226     580,719    (127,323)   1,410,564

 6,551,277     5,426,078   2,620,526   2,498,914   2,523,414   1,942,695   4,933,990    3,523,426
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------
$6,676,779    $6,551,277  $2,648,974  $2,620,526  $2,999,640  $2,523,414  $4,806,667   $4,933,990
==========    ==========  ==========  ==========  ==========  ==========  ==========   ==========

 4,434,949     4,986,245   1,480,875   1,666,700   1,701,914   1,855,848   2,995,359    3,326,824
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------
   188,316        77,073      70,642      74,310     194,419     112,337     304,421      281,834
  (648,415)     (628,369)   (214,263)   (260,135)   (288,052)   (266,271)   (555,354)    (613,299)
----------    ----------  ----------  ----------  ----------  ----------  ----------   ----------
 3,974,850     4,434,949   1,337,254   1,480,875   1,608,281   1,701,914   2,744,426    2,995,359
==========    ==========  ==========  ==========  ==========  ==========  ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                                           ALLIANCEBERNSTEIN VPS
                                         DAVIS VALUE         LARGE CAP GROWTH       PRUDENTIAL SP DAVIS
                                          PORTFOLIO          PORTFOLIO CLASS B        VALUE PORTFOLIO
                                   ----------------------  --------------------  -------------------------
                                   01/01/2010  01/01/2009  01/01/2010 01/01/2009  01/01/2010    01/01/2009
                                       TO          TO          TO         TO          TO            TO
                                   12/31/2010  12/31/2009  12/31/2010 12/31/2009  4/30/2010**   12/31/2009
                                   ----------  ----------  ---------- ---------- ------------  -----------
OPERATIONS
  Net investment income (loss).... $   (2,068) $  (11,643) $  (5,274) $  (5,839) $    (51,580) $     2,302
  Capital gains distributions
   received.......................          0           0          0          0             0            0
  Realized gain (loss) on shares
   redeemed.......................     (9,119)   (142,812)    (9,734)   (52,174)     (537,331)    (613,715)
  Net change in unrealized gain
   (loss) on investments..........    265,010     731,124     51,602    182,874     1,062,564    2,873,706
                                   ----------  ----------  ---------  ---------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    253,823     576,669     36,594    124,861       473,653    2,262,293
                                   ----------  ----------  ---------  ---------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      4,039       2,051          0         26         5,499       27,607
  Annuity Payments................          0      (2,483)         0          0             0            0
  Surrenders, withdrawals and
   death benefits.................   (313,858)   (350,567)   (65,415)   (44,547)     (185,592)    (756,251)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     27,859     (30,134)    34,049     (7,180)  (10,192,887)    (239,849)
  Withdrawal and other charges....       (938)     (1,065)      (138)      (188)       (5,279)     (18,348)
                                   ----------  ----------  ---------  ---------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (282,898)   (382,198)   (31,504)   (51,889)  (10,378,259)    (986,841)
                                   ----------  ----------  ---------  ---------  ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    (29,075)    194,471      5,090     72,972    (9,904,606)   1,275,452

NET ASSETS
  Beginning of period.............  2,528,077   2,333,606    490,014    417,042     9,904,606    8,629,154
                                   ----------  ----------  ---------  ---------  ------------  -----------
  End of period................... $2,499,002  $2,528,077  $ 495,104  $ 490,014  $          0  $ 9,904,606
                                   ==========  ==========  =========  =========  ============  ===========

  Beginning units.................  2,562,604   3,059,822    851,577    980,018     8,287,186    9,313,523
                                   ----------  ----------  ---------  ---------  ------------  -----------
  Units issued....................    149,656     119,613    108,752     83,639        63,235      546,314
  Units redeemed..................   (434,312)   (616,831)  (165,713)  (212,080)   (8,350,421)  (1,572,651)
                                   ----------  ----------  ---------  ---------  ------------  -----------
  Ending units....................  2,277,948   2,562,604    794,616    851,577             0    8,287,186
                                   ==========  ==========  =========  =========  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                          PRUDENTIAL SP STRATEGIC
 PRUDENTIAL SP SMALL CAP    JANUS ASPEN JANUS PORTFOLIO - PARTNERS FOCUSED GROWTH   PRUDENTIAL SP MID CAP
     VALUE PORTFOLIO           SERVICE SHARES                    PORTFOLIO             GROWTH PORTFOLIO
------------------------    ----------------------------  -----------------------  -----------------------
 01/01/2010     01/01/2009  01/01/2010     01/01/2009     01/01/2010   01/01/2009  01/01/2010   01/01/2009
     TO             TO          TO             TO             TO           TO          TO           TO
 12/31/2010     12/31/2009  12/31/2010     12/31/2009     4/30/2010**  12/31/2009  4/30/2010**  12/31/2009
-----------    -----------  ----------     ----------     -----------  ----------  -----------  ----------
$  (113,974)   $    (4,683)  $ (6,804)     $  (5,592)     $    (7,849) $  (20,735) $   (19,352) $  (50,683)
          0              0          0              0                0           0            0           0
   (264,898)    (1,042,538)     6,761        (26,270)          17,967     (38,502)    (802,953)   (290,388)
  3,213,846      3,816,021     74,767        168,914          (19,795)    518,822    1,194,378   1,197,523
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------

  2,834,974      2,768,800     74,724        137,052           (9,677)    459,585      372,073     856,452
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------

     15,834         10,840        488             20            1,569       3,353        4,921       4,576
          0              0          0              0                0           0            0           0
   (792,416)      (916,785)   (29,565)       (37,837)         (18,946)    (91,948)    (107,719)   (250,407)
   (449,529)      (107,073)    89,544        (44,170)      (1,514,317)     44,769   (3,953,787)    (23,588)
    (40,630)       (38,838)      (822)          (841)          (1,300)     (3,206)      (3,901)     (8,025)
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------

 (1,266,741)    (1,051,856)    59,645        (82,828)      (1,532,994)    (47,032)  (4,060,486)   (277,444)
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------

  1,568,233      1,716,944    134,369         54,224       (1,542,671)    412,553   (3,688,413)    579,008

 12,501,656     10,784,712    533,364        479,140        1,542,671   1,130,118    3,688,413   3,109,405
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------
$14,069,889    $12,501,656   $667,733      $ 533,364      $         0  $1,542,671  $         0  $3,688,413
===========    ===========   ========      =========      ===========  ==========  ===========  ==========

  8,610,683      9,555,525    566,315        662,491        1,384,864   1,416,892    4,007,015   4,400,738
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------
    190,447        477,466    170,316         16,371           28,363     190,577      141,906     229,913
 (1,017,807)    (1,422,308)   (57,612)      (112,547)      (1,413,227)   (222,605)  (4,148,921)   (623,636)
-----------    -----------   --------      ---------      -----------  ----------  -----------  ----------
  7,783,323      8,610,683    679,019        566,315                0   1,384,864            0   4,007,015
===========    ===========   ========      =========      ===========  ==========  ===========  ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                  SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                   SP PRUDENTIAL U.S. EMERGING PRUDENTIAL SP GROWTH ASSET PRUDENTIAL SP INTERNATIONAL
                                       GROWTH PORTFOLIO          ALLOCATION PORTFOLIO        GROWTH PORTFOLIO
                                   --------------------------  ------------------------   --------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009  01/01/2010    01/01/2009
                                        TO            TO            TO            TO          TO            TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009  12/31/2010    12/31/2009
                                    -----------   ----------   -----------   -----------  ----------    ----------
OPERATIONS
  Net investment income (loss).... $  (101,127)   $  (43,970)  $    76,822   $   128,904  $     (605)   $   19,842
  Capital gains distributions
   received.......................           0             0             0       397,517           0             0
  Realized gain (loss) on shares
   redeemed.......................     (29,799)     (377,337)     (696,384)     (889,267)   (190,972)     (439,541)
  Net change in unrealized gain
   (loss) on investments..........   1,578,096     2,254,254     4,069,674     6,510,481     584,283     1,355,793
                                    -----------   ----------   -----------   -----------   ----------    ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   1,447,170     1,832,947     3,450,112     6,147,635     392,706       936,094
                                    -----------   ----------   -----------   -----------   ----------    ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      39,446       108,014        83,186       157,830      16,114        33,526
  Annuity Payments................     (41,408)            0             0             0        (545)            0
  Surrenders, withdrawals and
   death benefits.................    (673,790)     (532,030)   (1,788,342)   (1,239,638)   (240,459)     (188,377)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   3,946,156      (325,528)   (1,781,424)     (185,044)    144,218      (121,937)
  Withdrawal and other charges....     (18,984)      (13,585)      (96,575)      (92,251)     (7,296)       (6,762)
                                    -----------   ----------   -----------   -----------   ----------    ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   3,251,420      (763,129)   (3,583,155)   (1,359,103)    (87,968)     (283,550)
                                    -----------   ----------   -----------   -----------   ----------    ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   4,698,590     1,069,818      (133,043)    4,788,532     304,738       652,544

NET ASSETS
  Beginning of period.............   6,160,469     5,090,651    31,604,161    26,815,629   3,568,195     2,915,651
                                    -----------   ----------   -----------   -----------   ----------    ----------
  End of period................... $10,859,059    $6,160,469   $31,471,118   $31,604,161  $3,872,933    $3,568,195
                                    ===========   ==========   ===========   ===========   ==========    ==========

  Beginning units.................   3,804,774     4,496,704    19,040,642    20,265,750   2,842,174     3,161,214
                                    -----------   ----------   -----------   -----------   ----------    ----------
  Units issued....................   2,631,571       274,071        78,296       523,390     347,161       286,538
  Units redeemed..................    (724,579)     (966,001)   (1,845,402)   (1,748,498)   (436,644)     (605,578)
                                    -----------   ----------   -----------   -----------   ----------    ----------
  Ending units....................   5,711,766     3,804,774    17,273,536    19,040,642   2,752,691     2,842,174
                                    ===========   ==========   ===========   ===========   ==========    ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL EVERGREEN VA DIVERSIFIED
    VALUE PORTFOLIO          CAPITAL BUILDER FUND    EVERGREEN VA GROWTH FUND EVERGREEN VA OMEGA FUND
--------------------------  -----------------------  ------------------------ ---------------------
01/01/2010    01/01/2009    01/01/2010   01/01/2009  01/01/2010   01/01/2009  01/01/2010   01/01/2009
    TO            TO            TO           TO          TO           TO          TO           TO
12/31/2010    12/31/2009    4/30/2010**  12/31/2009  7/16/2010**  12/31/2009  7/16/2010**  12/31/2009
----------    ----------    -----------  ----------  -----------  ----------  -----------  ----------
$   20,375    $   49,530        $ 0         $ 0          $ 0          $0       $    (287)   $ (1,145)
         0             0          0           0            0           0               0           0
  (182,395)     (482,715)        (1)          0            0           0          68,428      (2,329)
   451,092     1,260,446          1           1            0           1         (90,131)     98,127
 ----------    ----------       ---         ---          ---          --       ---------    --------
 ----------    ----------       ---         ---          ---          --       ---------    --------

   289,072       827,261          0           1            0           1         (21,990)     94,653
 ----------    ----------       ---         ---          ---          --       ---------    --------

     4,581         9,005          0          (1)           0           0             255       8,447
         0             0          0           0            0           0               0           0
  (265,592)     (260,850)        (2)          0           (4)          0            (217)    (20,473)

   (70,302)      (73,622)         0           0            0           0        (311,872)    (19,354)
    (6,630)       (5,681)         0           0            0           0              (7)        (12)
 ----------    ----------       ---         ---          ---          --       ---------    --------

  (337,943)     (331,148)        (2)         (1)          (4)          0        (311,841)    (31,392)
 ----------    ----------       ---         ---          ---          --       ---------    --------

   (48,871)      496,113         (2)          0           (4)          1        (333,831)     63,261

 3,658,033     3,161,920          2           2            4           3         333,831     270,570
 ----------    ----------       ---         ---          ---          --       ---------    --------
$3,609,162    $3,658,033        $ 0         $ 2          $ 0          $4       $       0    $333,831
 ==========    ==========       ===         ===          ===          ==       =========    ========

 2,566,672     2,902,428          2           3            3           3         200,716     230,226
 ----------    ----------       ---         ---          ---          --       ---------    --------
   184,521       235,369          0           0            0           0             944       9,797
  (463,492)     (571,125)        (2)         (1)          (3)          0        (201,660)    (39,307)
 ----------    ----------       ---         ---          ---          --       ---------    --------
 2,287,701     2,566,672          0           2            0           3               0     200,716
 ==========    ==========       ===         ===          ===          ==       =========    ========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                               SUBACCOUNTS
                                   ----------------------------------------------------------------------
                                                                                         EVERGREEN VA
                                    EVERGREEN VA SPECIAL       EVERGREEN VA         FUNDAMENTAL LARGE CAP
                                        VALUES FUND       INTERNATIONAL EQUITY FUND          FUND
                                   ---------------------  ------------------------  ---------------------
                                   01/01/2010  01/01/2009 01/01/2010    01/01/2009  01/01/2010  01/01/2009
                                       TO          TO         TO            TO          TO          TO
                                   7/16/2010** 12/31/2009 7/16/2010**   12/31/2009  7/16/2010** 12/31/2009
                                   ----------- ---------- -----------   ----------  ----------- ----------
OPERATIONS
  Net investment income (loss)....  $   (491)   $   (415)  $      72     $  2,721    $  (1,010)  $ (1,109)
  Capital gains distributions
   received.......................         0           0       7,776            0            0          0
  Realized gain (loss) on shares
   redeemed.......................      (165)     (8,843)    (41,748)      (7,267)       6,100    (12,003)
  Net change in unrealized gain
   (loss) on investments..........    (1,559)     21,238      23,164       31,334      (23,495)    79,967
                                    --------    --------   ---------     --------    ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    (2,215)     11,980     (10,736)      26,788      (18,405)    66,855
                                    --------    --------   ---------     --------    ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....        35           0         187        8,477          207      8,454
  Annuity Payments................         0           0           0            0            0          0
  Surrenders, withdrawals and
   death benefits.................      (663)    (10,904)     (2,000)     (14,723)      (5,050)    (8,298)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (64,763)     35,480    (203,120)      15,062     (260,650)   (18,771)
  Withdrawal and other charges....         0        (171)         (6)         (31)           0        (30)
                                    --------    --------   ---------     --------    ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (65,391)     24,405    (204,939)       8,785     (265,493)   (18,645)
                                    --------    --------   ---------     --------    ---------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   (67,606)     36,385    (215,675)      35,573     (283,898)    48,210

NET ASSETS
  Beginning of period.............    67,606      31,221     215,675      180,102      283,898    235,688
                                    --------    --------   ---------     --------    ---------   --------
  End of period...................  $      0    $ 67,606   $       0     $215,675    $       0   $283,898
                                    ========    ========   =========     ========    =========   ========

  Beginning units.................    44,870      26,172      17,247       16,398       22,805     25,325
                                    --------    --------   ---------     --------    ---------   --------
  Units issued....................     1,161      29,089       1,040        2,647          156        947
  Units redeemed..................   (46,031)    (10,391)    (18,287)      (1,798)     (22,961)    (3,467)
                                    --------    --------   ---------     --------    ---------   --------
  Ending units....................         0      44,870           0       17,247            0     22,805
                                    ========    ========   =========     ========    =========   ========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
 AST ALLIANCEBERNSTEIN     AST AMERICAN CENTURY   AST SCHRODERS MULTI-ASSET
    GROWTH & INCOME           INCOME & GROWTH         WORLD STRATEGIES        AST COHEN & STEERS
       PORTFOLIO                 PORTFOLIO                PORTFOLIO            REALTY PORTFOLIO
----------------------    ----------------------  ------------------------  ----------------------
01/01/2010    01/01/2009  01/01/2010  01/01/2009   01/01/2010   01/01/2009  01/01/2010  01/01/2009
    TO            TO          TO          TO           TO           TO          TO          TO
12/31/2010    12/31/2009  12/31/2010  12/31/2009   12/31/2010   12/31/2009  12/31/2010  12/31/2009
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------
$  (11,542)   $    9,481  $  (19,948) $    4,291  $  (410,425) $   (30,910) $  (12,448) $    9,479
         0             0           0           0            0            0           0           0
   (33,995)      (39,687)     13,139    (102,237)      92,579      (96,335)      5,975    (181,990)

   613,067       223,157     711,292     351,853    5,575,513    1,304,962     684,278     501,635
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------


   567,530       192,951     704,483     253,907    5,257,667    1,177,717     677,805     329,124
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------

 4,403,584     1,325,659   4,451,679   1,669,490   54,692,805    8,601,278   3,738,801     462,402
         0             0           0           0            0            0           0           0
   (36,910)       (8,849)    (31,255)    (56,688)    (182,481)     (41,915)    (31,068)    (17,940)


   236,838        46,933     161,787      34,185    3,006,385    2,091,692     600,037      13,709
   (19,977)       (1,141)    (28,084)     (1,611)    (237,559)      (8,973)    (13,167)     (1,073)
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------

 4,583,535     1,362,602   4,554,127   1,645,376   57,279,150   10,642,082   4,294,603     457,098
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------

 5,151,065     1,555,553   5,258,610   1,899,283   62,536,817   11,819,799   4,972,408     786,222

 2,032,542       476,989   2,504,557     605,274   13,893,703    2,073,904   1,281,383     495,161
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------
$7,183,607    $2,032,542  $7,763,167  $2,504,557  $76,430,520  $13,893,703  $6,253,791  $1,281,383
==========    ==========  ==========  ==========  ===========  ===========  ==========  ==========

   254,383        69,824     300,949      82,344    1,392,262      261,803     148,592      69,902
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------
   622,105       203,829     612,727     258,213    6,763,098    1,352,698     482,571     112,068
  (154,677)      (19,270)   (146,633)    (39,608)  (1,110,508)    (222,239)    (88,796)    (33,378)
----------    ----------  ----------  ----------  -----------  -----------  ----------  ----------
   721,811       254,383     767,043     300,949    7,044,852    1,392,262     542,367     148,592
==========    ==========  ==========  ==========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                    AST JPMORGAN STRATEGIC         AST VALUE         AST NEUBERGER BERMAN
                                    OPPORTUNITIES PORTFOLIO        PORTFOLIO        SMALL-CAP GROWTH PORTFOLIO
                                   ------------------------  ---------------------  -------------------------
                                    01/01/2010   01/01/2009  01/01/2010  01/01/2009 01/01/2010    01/01/2009
                                        TO           TO          TO          TO         TO            TO
                                    12/31/2010   12/31/2009  12/31/2010  12/31/2009 12/31/2010    12/31/2009
                                   -----------  -----------  ----------  ---------- ----------    ----------
OPERATIONS
  Net investment income (loss).... $  (531,515) $  (170,260) $  (13,979)  $ (5,304) $  (37,729)   $  (10,096)
  Capital gains distributions
   received.......................           0    1,392,740           0          0           0             0
  Realized gain (loss) on shares
   redeemed.......................     412,964     (585,581)    (55,566)   (95,921)     42,075       (10,589)
  Net change in unrealized gain
   (loss) on investments..........   3,114,485    3,221,016     423,938    206,907     611,722       198,575
                                   -----------  -----------  ----------   --------   ----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   2,995,934    3,857,915     354,393    105,682     616,068       177,890
                                   -----------  -----------  ----------   --------   ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  37,093,187    9,983,016     663,089    265,105   2,431,197       893,337
  Annuity Payments................           0            0           0          0           0             0
  Surrenders, withdrawals and
   death benefits.................    (665,302)    (429,540)    (70,126)   (12,773)    (45,628)       (1,227)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (500,738)   3,722,508   1,907,191    (26,061)    482,965       103,010
  Withdrawal and other charges....    (216,106)     (47,752)     (7,585)    (1,063)    (15,557)         (189)
                                   -----------  -----------  ----------   --------   ----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  35,711,041   13,228,232   2,492,569    225,208   2,852,977       994,931
                                   -----------  -----------  ----------   --------   ----------   ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  38,706,975   17,086,147   2,846,962    330,890   3,469,045     1,172,821

NET ASSETS
  Beginning of period.............  29,569,606   12,483,459     938,965    608,075   1,361,381       188,560
                                   -----------  -----------  ----------   --------   ----------   ----------
  End of period................... $68,276,581  $29,569,606  $3,785,927   $938,965  $4,830,426    $1,361,381
                                   ===========  ===========  ==========   ========   ==========   ==========

  Beginning units.................   2,802,454    1,403,815     112,504     85,900     174,488        28,910
                                   -----------  -----------  ----------   --------   ----------   ----------
  Units issued....................   4,626,686    2,277,271     315,120     54,016     459,794       168,783
  Units redeemed..................  (1,135,132)    (878,632)    (58,399)   (27,412)   (165,114)      (23,205)
                                   -----------  -----------  ----------   --------   ----------   ----------
  Ending units....................   6,294,008    2,802,454     369,225    112,504     469,168       174,488
                                   ===========  ===========  ==========   ========   ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
    AST HIGH YIELD        AST FEDERATED AGGRESSIVE    AST MID-CAP VALUE      AST SMALL-CAP VALUE
       PORTFOLIO             GROWTH PORTFOLIO             PORTFOLIO               PORTFOLIO
----------------------    ----------------------   ----------------------  ----------------------
01/01/2010    01/01/2009  01/01/2010   01/01/2009  01/01/2010  01/01/2009  01/01/2010  01/01/2009
    TO            TO          TO           TO          TO          TO          TO          TO
12/31/2010    12/31/2009  12/31/2010   12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------
$   89,930    $   51,861  $  (36,199)  $   (9,293) $  (32,176) $      187  $  (36,929) $      901
         0             0           0            0           0           0           0
    63,971      (121,105)     (6,211)     (63,948)     35,081     (68,298)     (4,658)   (110,207)

   366,330       673,447     819,811      252,096     693,597     302,566     824,587     403,633
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------

   520,231       604,203     777,401      178,855     696,502     234,455     783,000     294,327
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------

 5,421,422     1,242,758   2,035,852      519,972   2,463,379     553,436   1,621,878     312,329
         0             0           0            0           0           0           0
  (173,832)      (24,685)   (175,949)     (16,698)    (58,197)    (21,764)   (106,151)    (65,041)
   203,876        33,217   1,199,745       17,879   1,145,543      37,145   1,341,017      92,080
   (22,369)       (3,540)    (10,614)      (1,163)    (12,500)     (1,378)    (10,602)     (1,538)
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------

 5,429,097     1,247,750   3,049,034      519,990   3,538,225     567,439   2,846,142     337,830
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------

 5,949,328     1,851,953   3,826,435      698,845   4,234,727     801,894   3,629,142     632,157

 3,094,752     1,242,799   1,163,593      464,748   1,225,231     423,337   1,609,553     977,396
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------
$9,044,080    $3,094,752  $4,990,028   $1,163,593  $5,459,958  $1,225,231  $5,238,695  $1,609,553
==========    ==========  ==========   ==========  ==========  ==========  ==========  ==========

   295,249       158,026     139,628       68,946     135,221      62,840     180,339     137,400
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------
   668,121       208,742     380,196       95,098     428,264     102,327     381,229      81,985
  (151,762)      (71,519)    (96,378)     (24,416)    (82,524)    (29,946)    (97,621)    (39,046)
----------    ----------  ----------   ----------  ----------  ----------  ----------  ----------
   811,608       295,249     423,446      139,628     480,961     135,221     463,947     180,339
==========    ==========  ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                      AST GOLDMAN SACHS
                                     CONCENTRATED GROWTH      AST GOLDMAN SACHS       AST LARGE-CAP VALUE
                                          PORTFOLIO        MID-CAP GROWTH PORTFOLIO        PORTFOLIO
                                   ----------------------  -----------------------  ----------------------
                                   01/01/2010  01/01/2009   01/01/2010  01/01/2009  01/01/2010  01/01/2009
                                       TO          TO           TO          TO          TO          TO
                                   12/31/2010  12/31/2009   12/31/2010  12/31/2009  12/31/2010  12/31/2009
                                   ----------  ----------  -----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).... $  (82,018) $  (27,913) $   (97,611) $  (25,476) $  (33,228) $   47,826
  Capital gains distributions
   received.......................          0           0            0                       0           0
  Realized gain (loss) on shares
   redeemed.......................     36,933     (43,990)     137,179     (42,870)   (220,120)   (527,202)
  Net change in unrealized gain
   (loss) on investments..........    750,424     767,575    1,210,777     762,248     907,934   1,110,097
                                   ----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    705,339     695,672    1,250,345     693,902     654,586     630,721
                                   ----------  ----------  -----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  4,628,674   1,978,391    6,180,170   2,114,768   1,721,975     633,776
  Annuity Payments................          0           0            0           0           0           0
  Surrenders, withdrawals and
   death benefits.................   (355,690)    (70,676)    (337,537)    (18,297)   (401,392)   (264,621)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    248,070     437,448      325,056     365,985     (71,360)    (56,938)
  Withdrawal and other charges....    (29,598)     (2,436)     (34,285)     (1,893)    (17,730)     (9,503)
                                   ----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  4,491,456   2,342,727    6,133,404   2,460,563   1,231,493     302,714
                                   ----------  ----------  -----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  5,196,795   3,038,399    7,383,749   3,154,465   1,886,079     933,435

NET ASSETS
  Beginning of period.............  3,871,851     833,452    3,792,831     638,366   4,841,077   3,907,642
                                   ----------  ----------  -----------  ----------  ----------  ----------
  End of period................... $9,068,646  $3,871,851  $11,176,580  $3,792,831  $6,727,156  $4,841,077
                                   ==========  ==========  ===========  ==========  ==========  ==========

  Beginning units.................    375,796     116,247      351,558      90,759     629,267     594,420
                                   ----------  ----------  -----------  ----------  ----------  ----------
  Units issued....................    664,062     305,175      851,263     318,183     262,206     148,649
  Units redeemed..................   (214,883)    (45,626)    (269,168)    (57,384)   (143,173)   (113,802)
                                   ----------  ----------  -----------  ----------  ----------  ----------
  Ending units....................    824,975     375,796      933,653     351,558     748,300     629,267
                                   ==========  ==========  ===========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
    AST LORD ABBETT                                                          AST NEUBERGER BERMAN
    BOND-DEBENTURE           AST MARSICO CAPITAL        AST MFS GROWTH          MID-CAP GROWTH
       PORTFOLIO              GROWTH PORTFOLIO             PORTFOLIO               PORTFOLIO
----------------------    ------------------------  ----------------------  ----------------------
01/01/2010    01/01/2009                01/01/2009  01/01/2010  01/01/2009  01/01/2010  01/01/2009
    TO            TO      01/01/2010 TO     TO          TO          TO          TO          TO
12/31/2010    12/31/2009   12/31/2010   12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009
----------    ----------  ------------- ----------  ----------  ----------  ----------  ----------
$  239,435    $  159,626   $   (90,132) $  (24,977) $  (31,453) $  (11,250) $  (53,423) $  (16,584)
         0             0             0           0           0           0           0           0

    46,780       (86,625)       24,433    (317,073)      6,395     (12,584)     43,546     (93,993)

   310,818       676,447     1,991,501   1,208,825     372,130     217,821   1,039,263     383,283
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------

   597,033       749,448     1,925,802     866,775     347,072     193,987   1,029,386     272,706
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------

 3,091,863     1,597,297     7,277,834   2,365,388   2,375,209     633,394   5,033,401     676,426
         0             0             0           0           0           0           0           0

  (118,343)     (135,401)     (182,732)   (162,442)    (56,412)    (15,651)    (90,600)    (26,011)

  (174,515)       71,323     2,272,019     (87,962)    130,099      38,621     594,676     (73,494)
   (27,389)       (3,817)      (48,231)     (6,344)    (12,635)     (1,560)    (16,234)     (1,191)
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------

 2,771,616     1,529,402     9,318,890   2,108,640   2,436,261     654,804   5,521,243     575,730
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------

 3,368,649     2,278,850    11,244,692   2,975,415   2,783,333     848,791   6,550,629     848,436

 3,864,560     1,585,710     5,312,697   2,337,282   1,297,348     448,557   1,684,592     836,156
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------
$7,233,209    $3,864,560   $16,557,389  $5,312,697  $4,080,681  $1,297,348  $8,235,221  $1,684,592
==========    ==========   ===========  ==========  ==========  ==========  ==========  ==========

   347,653       187,398       614,394     337,845     138,438      57,276     180,950     108,689
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------
   394,512       208,238     1,239,880     409,798     322,295      92,260     647,766     109,019
  (130,026)      (47,983)     (320,344)   (133,249)    (78,391)    (11,098)   (134,967)    (36,758)
----------    ----------   -----------  ----------  ----------  ----------  ----------  ----------
   612,139       347,653     1,533,930     614,394     382,342     138,438     693,749     180,950
==========    ==========   ===========  ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   -------------------------------------------------------------------------
                                   AST NEUBERGER BERMAN/LSV AST PIMCO LIMITED MATURITY  AST ALLIANCEBERNSTEIN
                                   MID-CAP VALUE PORTFOLIO       BOND PORTFOLIO         CORE VALUE PORTFOLIO
                                   ----------------------   -------------------------  ----------------------
                                   01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010  01/01/2009
                                       TO           TO           TO           TO           TO          TO
                                   12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010  12/31/2009
                                   ----------   ----------  -----------   ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).... $  (26,448)  $    1,575  $    24,757   $  122,052   $  (20,399) $   19,447
  Capital gains distributions
   received.......................          0            0        8,404      247,971            0           0
  Realized gain (loss) on shares
   redeemed.......................    (22,151)    (250,308)     (56,780)     (17,875)     (65,972)    (88,588)
  Net change in unrealized gain
   (loss) on investments..........    949,823      672,487      123,022      (69,842)     648,472     354,194
                                   ----------   ----------  -----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    901,224      423,754       99,403      282,306      562,101     285,053
                                   ----------   ----------  -----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  4,014,233      855,015    8,255,297    1,610,478    3,818,597   1,298,249
  Annuity Payments................          0            0            0            0            0           0
  Surrenders, withdrawals and
   death benefits.................   (129,966)     (85,798)    (574,763)     (99,801)     (15,189)    (39,485)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    212,008       68,975     (554,616)     186,937      271,674     184,955
  Withdrawal and other charges....    (20,343)      (1,412)     (37,276)      (5,950)     (22,190)       (760)
                                   ----------   ----------  -----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  4,075,932      836,780    7,088,642    1,691,664    4,052,892   1,442,959
                                   ----------   ----------  -----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  4,977,156    1,260,534    7,188,045    1,973,970    4,614,993   1,728,012

NET ASSETS
  Beginning of period.............  2,160,398      899,864    4,866,285    2,892,315    2,228,666     500,654
                                   ----------   ----------  -----------   ----------   ----------  ----------
  End of period................... $7,137,554   $2,160,398  $12,054,330   $4,866,285   $6,843,659  $2,228,666
                                   ==========   ==========  ===========   ==========   ==========  ==========

  Beginning units.................    252,375      143,302      418,909      270,124      290,682      78,393
                                   ----------   ----------  -----------   ----------   ----------  ----------
  Units issued....................    593,122      170,240    1,069,438      271,967      606,354     244,489
  Units redeemed..................   (186,990)     (61,167)    (364,256)    (123,182)    (178,928)    (32,200)
                                   ----------   ----------  -----------   ----------   ----------  ----------
  Ending units....................    658,507      252,375    1,124,091      418,909      718,108     290,682
                                   ==========   ==========  ===========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA AST T. ROWE PRICE NATURAL  AST T. ROWE PRICE ASSET    AST MFS GLOBAL EQUITY
      PORTFOLIO           RESOURCES PORTFOLIO        ALLOCATION PORTFOLIO           PORTFOLIO
---------------------   -----------------------   -------------------------  ----------------------
01/01/2010   01/01/2009  01/01/2010   01/01/2009   01/01/2010    01/01/2009  01/01/2010  01/01/2009
    TO           TO          TO           TO           TO            TO          TO          TO
12/31/2010   12/31/2009  12/31/2010   12/31/2009   12/31/2010    12/31/2009  12/31/2010  12/31/2009
----------   ---------- -----------   ----------  ------------  -----------  ----------  ----------
$  (15,107)   $  1,297  $  (139,947)  $  (15,946) $   (800,744) $    74,492  $  (45,437) $      436
         0                        0    1,154,824             0            0           0           0
   (16,311)    (78,693)    (473,728)    (523,996)      748,855     (502,993)    (15,299)    (55,223)
   265,859     228,362    3,614,613    1,062,347    11,913,688    6,271,209     654,148     291,126
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------

   234,441     150,966    3,000,938    1,677,229    11,861,799    5,842,708     593,412     236,339
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------

   935,908     240,770    9,614,861    2,919,182   114,348,631   25,929,083   4,474,430     839,608
         0           0            0            0             0            0           0           0
   (38,445)    (30,326)    (326,194)    (164,068)   (1,067,204)    (272,060)    (43,410)    (13,596)

   134,485     (30,764)     871,701      690,364     4,070,672    6,776,584     108,739     189,550
    (5,102)       (834)     (59,563)      (7,071)     (569,918)     (62,060)    (21,665)       (989)
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------

 1,026,846     178,846   10,100,805    3,438,407   116,782,181   32,371,547   4,518,094   1,014,573
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------

 1,261,287     329,812   13,101,743    5,115,636   128,643,980   38,214,255   5,111,506   1,250,912

   981,743     651,931    7,797,033    2,681,397    50,135,700   11,921,445   1,625,355     374,443
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------
$2,243,030    $981,743  $20,898,776   $7,797,033  $178,779,680  $50,135,700  $6,736,861  $1,625,355
==========    ========  ===========   ==========  ============  ===========  ==========  ==========

   125,005      99,785      704,043      332,759     4,961,664    1,436,816     157,475      45,721
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------
   150,205      50,388    1,499,252      494,671    14,482,880    4,453,304     608,804     147,005
   (43,972)    (25,168)    (491,860)    (123,387)   (2,968,665)    (928,456)   (166,208)    (35,251)
----------    --------  -----------   ----------  ------------  -----------  ----------  ----------
   231,238     125,005    1,711,435      704,043    16,475,879    4,961,664     600,071     157,475
==========    ========  ===========   ==========  ============  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   -------------------------------------------------------------------------
                                   AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL  AST AGGRESSIVE ASSET
                                       EQUITY PORTFOLIO           BOND PORTFOLIO        ALLOCATION PORTFOLIO
                                   -------------------------  ----------------------   ----------------------
                                    01/01/2010   01/01/2009   01/01/2010   01/01/2009  01/01/2010  01/01/2009
                                        TO           TO           TO           TO          TO          TO
                                    12/31/2010   12/31/2009   12/31/2010   12/31/2009  12/31/2010  12/31/2009
                                   -----------   ----------   ----------   ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).... $   (46,683)  $   31,258   $   33,674   $  116,526  $ (101,951) $  (19,172)
  Capital gains distributions
   received.......................           0            0       21,249      100,446           0           0
  Realized gain (loss) on shares
   redeemed.......................     (96,340)     (73,338)     (48,342)     (31,827)     28,127    (230,069)
  Net change in unrealized gain
   (loss) on investments..........     951,358      587,407      190,247       (1,009)  1,085,637   1,123,750
                                   -----------   ----------   ----------   ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................     808,335      545,327      196,828      184,136   1,011,813     874,509
                                   -----------   ----------   ----------   ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....   7,341,683    2,607,345    5,288,199    1,085,644     800,761   2,686,316
  Annuity Payments................           0            0            0            0     (17,729)          0
  Surrenders, withdrawals and
   death benefits.................    (104,951)     (35,945)    (381,228)    (101,806)   (341,339)   (299,827)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     549,180      179,847    1,155,383       15,598    (933,538)  4,046,107
  Withdrawal and other charges....     (45,787)      (1,601)     (23,996)      (2,805)    (31,654)     (4,207)
                                   -----------   ----------   ----------   ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   7,740,125    2,749,646    6,038,358      996,631    (523,499)  6,428,389
                                   -----------   ----------   ----------   ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   8,548,460    3,294,973    6,235,186    1,180,767     488,314   7,302,898

NET ASSETS
  Beginning of period.............   4,141,663      846,690    2,847,577    1,666,810   9,290,670   1,987,772
                                   -----------   ----------   ----------   ----------  ----------  ----------
  End of period................... $12,690,123   $4,141,663   $9,082,763   $2,847,577  $9,778,984  $9,290,670
                                   ===========   ==========   ==========   ==========  ==========  ==========

  Beginning units.................     446,442      119,443      245,299      159,960   1,080,179     296,114
                                   -----------   ----------   ----------   ----------  ----------  ----------
  Units issued....................   1,146,606      401,854      733,635      138,438     397,052     862,307
  Units redeemed..................    (345,795)     (74,855)    (148,758)     (53,099)   (469,875)    (78,242)
                                   -----------   ----------   ----------   ----------  ----------  ----------
  Ending units....................   1,247,253      446,442      830,176      245,299   1,007,356   1,080,179
                                   ===========   ==========   ==========   ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET     AST ACADEMIC STRATEGIES ASSET AST BALANCED ASSET ALLOCATION   AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO                PORTFOLIO               ALLOCATION PORTFOLIO
--------------------------    ----------------------------  ----------------------------  -------------------------
 01/01/2010      01/01/2009    01/01/2010     01/01/2009     01/01/2010     01/01/2009     01/01/2010    01/01/2009
     TO              TO            TO             TO             TO             TO             TO            TO
 12/31/2010      12/31/2009    12/31/2010     12/31/2009     12/31/2010     12/31/2009     12/31/2010    12/31/2009
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------
$ (1,180,656)   $    (33,053) $ (1,683,613)  $    420,577   $ (2,145,385)  $   (347,223)  $   (612,720) $  (235,042)
           0               0             0              0              0              0              0            0
    (382,839)     (3,528,639)      218,541     (3,988,193)     1,401,364     (2,669,718)     1,236,910     (293,322)
  19,668,288      20,559,283    18,926,028     24,047,371     26,966,548     19,239,201     11,258,218    7,692,433
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------

  18,104,793      16,997,591    17,460,956     20,479,755     26,222,527     16,222,260     11,882,408    7,164,069
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------

  84,295,086      36,155,357    79,761,804     26,473,878    135,186,978     50,260,583    114,648,727   27,969,114
           0               0             0              0              0              0        (42,336)           0
  (2,360,291)     (2,433,758)   (4,248,551)    (2,674,061)    (8,520,003)    (3,758,611)    (4,886,825)  (2,428,345)
   5,249,836       3,844,668     5,024,510      9,686,594      5,410,510     57,859,362     (3,833,018)  33,388,540
    (642,798)        (73,131)     (597,809)      (114,818)    (1,118,999)      (199,213)      (623,179)     (93,670)
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------

  86,541,833      37,493,136    79,939,954     33,371,593    130,958,486    104,162,121    105,263,369   58,835,639
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------

 104,646,626      54,490,727    97,400,910     53,851,348    157,181,013    120,384,381    117,145,777   65,999,708

 112,362,533      57,871,806   134,687,840     80,836,492    173,024,884     52,640,503     87,353,033   21,353,325
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------
$217,009,159    $112,362,533  $232,088,750   $134,687,840   $330,205,897   $173,024,884   $204,498,810  $87,353,033
============    ============  ============   ============   ============   ============   ============  ===========

  12,118,110       7,656,379    14,229,160     10,411,339     17,628,479      6,523,224      8,320,766    2,402,539
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------
  15,143,940       6,364,864    12,864,464      6,477,400     18,385,509     13,868,142     12,992,855    7,293,902
  (6,583,589)     (1,903,133)   (5,077,865)    (2,659,579)    (5,464,808)    (2,762,887)    (2,745,326)  (1,375,675)
------------    ------------  ------------   ------------   ------------   ------------   ------------  -----------
  20,678,461      12,118,110    22,015,759     14,229,160     30,549,180     17,628,479     18,568,295    8,320,766
============    ============  ============   ============   ============   ============   ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                   AST FIRST TRUST BALANCED   AST FIRST TRUST CAPITAL       AST ADVANCED STRATEGIES
                                       TARGET PORTFOLIO      APPRECIATION TARGET PORTFOLIO         PORTFOLIO
                                   ------------------------  ----------------------------  -------------------------
                                    01/01/2010   01/01/2009   01/01/2010     01/01/2009     01/01/2010    01/01/2009
                                        TO           TO           TO             TO             TO            TO
                                    12/31/2010   12/31/2009   12/31/2010     12/31/2009     12/31/2010    12/31/2009
                                   -----------  -----------   -----------    -----------   ------------  -----------
OPERATIONS
  Net investment income (loss).... $  (206,475) $   357,798  $  (438,498)   $    63,654    $   (552,795) $   243,732
  Capital gains distributions
   received.......................           0            0            0              0               0            0
  Realized gain (loss) on shares
   redeemed.......................     301,494     (576,988)      49,919       (570,495)        380,200     (788,921)
  Net change in unrealized gain
   (loss) on investments..........   7,780,519    4,004,779   10,939,834      3,913,144       9,712,980    5,838,682
                                   -----------  -----------   -----------    -----------   ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   7,875,538    3,785,589   10,551,255      3,406,303       9,540,385    5,293,493
                                   -----------  -----------   -----------    -----------   ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  62,963,188    9,102,945   54,402,836     11,521,861      81,374,321   11,314,900
  Annuity Payments................           0            0            0              0               0            0
  Surrenders, withdrawals and
   death benefits.................    (852,668)    (302,285)    (477,646)      (192,859)       (869,337)    (467,827)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   1,490,387    3,996,131    4,473,531      6,356,824       2,429,126    3,588,624
  Withdrawal and other charges....    (271,823)     (39,902)    (293,771)       (22,929)       (336,538)     (45,361)
                                   -----------  -----------   -----------    -----------   ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  63,329,084   12,756,889   58,104,950     17,662,897      82,597,572   14,390,336
                                   -----------  -----------   -----------    -----------   ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  71,204,622   16,542,478   68,656,205     21,069,200      92,137,957   19,683,829

NET ASSETS
  Beginning of period.............  28,153,591   11,611,113   29,023,558      7,954,358      37,033,944   17,350,115
                                   -----------  -----------   -----------    -----------   ------------  -----------
  End of period................... $99,358,213  $28,153,591  $97,679,763    $29,023,558    $129,171,901  $37,033,944
                                   ===========  ===========   ===========    ===========   ============  ===========

  Beginning units.................   3,170,882    1,611,252    3,464,597      1,204,656       3,810,098    2,220,146
                                   -----------  -----------   -----------    -----------   ------------  -----------
  Units issued....................   7,919,563    2,315,133    8,270,966      2,816,201       9,731,997    2,578,405
  Units redeemed..................  (1,733,633)    (755,503)  (2,614,886)      (556,260)     (1,705,193)    (988,453)
                                   -----------  -----------   -----------    -----------   ------------  -----------
  Ending units....................   9,356,812    3,170,882    9,120,677      3,464,597      11,836,902    3,810,098
                                   ===========  ===========   ===========    ===========   ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                       SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP     AST MONEY MARKET       AST SMALL-CAP GROWTH   AST PIMCO TOTAL RETURN BOND
    GROWTH PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
--------------------------  ------------------------  ----------------------  -------------------------
 01/01/2010    01/01/2009    01/01/2010   01/01/2009  01/01/2010  01/01/2009   01/01/2010     01/01/2009
     TO            TO            TO           TO          TO          TO           TO             TO
 12/31/2010    12/31/2009    12/31/2010   12/31/2009  12/31/2010  12/31/2009   12/31/2010     12/31/2009
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------
$  (120,280)   $  (42,659)  $  (129,016) $   (63,625) $  (50,102) $  (30,204) $    (65,681)  $   176,901
          0             0             0            0           0           0     1,275,814       666,198
     61,379       (90,520)            0            0      81,293     (96,076)      662,948        15,186
  1,546,174     1,258,869             0            0   1,223,231     728,999     1,779,690       419,288
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------

  1,487,273     1,125,690      (129,016)     (63,625)  1,254,422     602,719     3,652,771     1,277,573
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------

  7,742,986     1,892,439    20,348,068    6,044,694   2,187,876     473,503    78,475,227    17,235,278
          0             0             0            0           0           0        (3,046)            0
   (219,282)     (202,457)   (6,769,866)  (2,651,658)   (202,015)   (107,678)   (6,203,093)     (576,749)

    120,651        63,024    (6,216,130)  (1,161,807)    174,048      69,912      (252,420)   37,302,332
    (41,062)       (5,218)      (40,903)      (7,632)    (14,754)     (5,308)     (387,372)      (21,873)
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------

  7,603,293     1,747,788     7,321,169    2,223,597   2,145,155     430,429    71,629,296    53,938,988
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------

  9,090,566     2,873,478     7,192,153    2,159,972   3,399,577   1,033,148    75,282,067    55,216,561

  4,643,582     1,770,104     5,650,015    3,490,043   2,783,008   1,749,860    59,184,454     3,967,893
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------
$13,734,148    $4,643,582   $12,842,168  $ 5,650,015  $6,182,585  $2,783,008  $134,466,521   $59,184,454
 ===========   ==========   ===========  ===========  ==========  ==========  ============   ===========

    478,406       282,486       539,892      327,723     313,058     259,220     5,518,742       376,854
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------
  1,020,244       258,005     3,536,967    1,108,967     333,526     102,974     9,535,884     5,463,160
   (266,100)      (62,085)   (2,803,099)    (896,798)   (139,505)    (49,136)   (2,776,226)     (321,272)
 -----------   ----------   -----------  -----------  ----------  ----------  ------------   -----------
  1,232,550       478,406     1,273,760      539,892     507,079     313,058    12,278,400     5,518,742
 ===========   ==========   ===========  ===========  ==========  ==========  ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   ----------------------------------------------------------------------
                                   AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH NVIT DEVELOPING MARKETS
                                          PORTFOLIO               PORTFOLIO                  FUND
                                   ----------------------  ----------------------   ----------------------
                                   01/01/2010  01/01/2009  01/01/2010   01/01/2009  01/01/2010  01/01/2009
                                       TO          TO          TO           TO          TO          TO
                                   12/31/2010  12/31/2009  12/31/2010   12/31/2009  12/31/2010  12/31/2009
                                   ----------  ----------  ----------   ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).... $  (22,329) $    3,480  $  (43,480)  $   (1,191) $  (36,623) $   (6,999)
  Capital gains distributions
   received.......................          0           0           0            0           0           0
  Realized gain (loss) on shares
   redeemed.......................    (45,153)    (88,000)    (36,296)    (147,621)   (144,914)   (759,429)
  Net change in unrealized gain
   (loss) on investments..........    369,708     265,243     717,816      344,108     505,689   1,588,779
                                   ----------  ----------  ----------   ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    302,226     180,723     638,040      195,296     324,152     822,351
                                   ----------  ----------  ----------   ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  2,557,442     763,414   3,114,318      611,455      10,141     185,831
  Annuity Payments................          0           0           0            0           0           0
  Surrenders, withdrawals and
   death benefits.................    (61,342)    (32,981)    (25,350)      (4,438)   (113,005)   (247,222)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     23,227      56,842   1,310,725       42,633     (38,094)     84,590
  Withdrawal and other charges....    (11,500)       (712)    (14,359)        (487)    (11,846)    (10,004)
                                   ----------  ----------  ----------   ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  2,507,827     786,563   4,385,334      649,163    (152,804)     13,195
                                   ----------  ----------  ----------   ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  2,810,053     967,286   5,023,374      844,459     171,348     835,546

NET ASSETS
  Beginning of period.............  1,466,277     498,991   1,307,591      463,132   2,414,747   1,579,201
                                   ----------  ----------  ----------   ----------  ----------  ----------
  End of period................... $4,276,330  $1,466,277  $6,330,965   $1,307,591  $2,586,095  $2,414,747
                                   ==========  ==========  ==========   ==========  ==========  ==========

  Beginning units.................    164,007      71,808     160,403       76,019     161,060     168,193
                                   ----------  ----------  ----------   ----------  ----------  ----------
  Units issued....................    349,184     122,847     562,932      116,851       8,024      38,942
  Units redeemed..................   (105,077)    (30,648)   (130,608)     (32,467)    (18,307)    (46,075)
                                   ----------  ----------  ----------   ----------  ----------  ----------
  Ending units....................    408,114     164,007     592,727      160,403     150,777     161,060
                                   ==========  ==========  ==========   ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
 AST INVESTMENT GRADE BOND    AST WESTERN ASSET CORE PLUS
         PORTFOLIO                 BOND PORTFOLIO         AST BOND PORTFOLIO 2018 AST BOND PORTFOLIO 2019
--------------------------    --------------------------  ----------------------  ----------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009   01/01/2010  01/01/2009  01/01/2010  01/01/2009
     TO              TO            TO            TO           TO          TO          TO          TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009   12/31/2010  12/31/2009  12/31/2010  12/31/2009
------------    ------------   -----------   ----------   ----------  ----------  ----------  ----------
$  1,638,754    $    (65,952) $   (46,800)   $   31,061   $  (2,877)   $ (5,286)  $  (2,579)  $  (4,143)
   5,399,891         588,063       58,022        20,124       9,067      11,049      13,902         187
  (2,514,047)      5,615,280      126,907         8,278      17,235      (7,792)     25,059       9,939
  (1,341,073)     (2,474,964)     293,483       152,815      11,122     (13,999)      3,590      (4,419)
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------

   3,183,525       3,662,427      431,612       212,278      34,547     (16,028)     39,972       1,564
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------

           0          (4,058)  13,819,331     4,442,987           2          (1)          0           0
           0               0            0             0           0           0           0           0
    (431,641)       (485,084)    (115,021)      (19,011)          0           0     (33,766)     (7,000)
  (9,679,595)    (34,413,040)   3,453,235       671,911    (154,759)    272,782    (128,258)    119,773
    (220,444)       (284,883)     (79,875)       (3,089)        (18)        (15)       (100)       (106)
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------

 (10,331,680)    (35,187,065)  17,077,670     5,092,798    (154,775)    272,766    (162,124)    112,667
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------
  (7,148,155)    (31,524,638)  17,509,282     5,305,076    (120,228)    256,738    (122,152)    114,231

  13,150,697      44,675,335    5,703,682       398,606     331,573      74,835     155,630      41,399
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------
$  6,002,542    $ 13,150,697  $23,212,964    $5,703,682   $ 211,345    $331,573   $  33,478   $ 155,630
============    ============   ===========   ==========   =========    ========   =========   =========
   1,116,615       4,157,246      555,275        42,998      29,978       6,229      14,188       3,422
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------
  15,050,881       4,909,531    2,058,720       564,338      31,841      86,796      43,279     162,128
 (15,698,666)     (7,950,162)    (422,380)      (52,061)    (44,226)    (63,047)    (54,671)   (151,362)
------------    ------------   -----------   ----------   ---------    --------   ---------   ---------
     468,830       1,116,615    2,191,615       555,275      17,593      29,978       2,796      14,188
============    ============   ===========   ==========   =========    ========   =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                  SUBACCOUNTS
                                   -------------------------------------------------------------------------
                                                          AST PARAMETRIC EMERGING    FRANKLIN TEMPLETON VIP
                                   AST GLOBAL REAL ESTATE      MARKETS EQUITY      FOUNDING FUNDS ALLOCATION
                                         PORTFOLIO               PORTFOLIO                    FUND
                                   ---------------------  -----------------------  -------------------------
                                   01/01/2010  01/01/2009  01/01/2010  01/01/2009   01/01/2010    01/01/2009
                                       TO          TO          TO          TO           TO            TO
                                   12/31/2010  12/31/2009  12/31/2010  12/31/2009   12/31/2010    12/31/2009
                                   ----------  ---------- -----------  ----------  ------------  -----------
OPERATIONS
  Net investment income (loss).... $   (6,229)  $ (1,777) $   (98,534) $  (11,324) $  1,154,989  $   352,725
  Capital gains distributions
   received.......................          0          0            0           0         7,657            0
  Realized gain (loss) on shares
   redeemed.......................     33,140      4,517      184,283      31,633       369,952     (195,395)
  Net change in unrealized gain
   (loss) on investments..........    264,616     91,753    1,557,435     316,524     5,016,256    2,729,299
                                   ----------   --------  -----------  ----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    291,527     94,493    1,643,184     336,833     6,548,854    2,886,629
                                   ----------   --------  -----------  ----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  2,054,823    508,486   11,615,268   2,072,073    74,873,151   13,355,152
  Annuity Payments................          0          0            0           0             0            0
  Surrenders, withdrawals and
   death benefits.................     (7,616)       (14)     (22,377)       (422)     (282,548)     (18,683)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    185,424     43,150    1,104,990     372,738     1,938,305    4,180,682
  Withdrawal and other charges....     (9,026)       (97)     (46,859)       (431)     (339,182)     (28,960)
                                   ----------   --------  -----------  ----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  2,223,605    551,525   12,651,022   2,443,958    76,189,726   17,488,191
                                   ----------   --------  -----------  ----------  ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  2,515,132    646,018   14,294,206   2,780,791    82,738,580   20,374,820

NET ASSETS
  Beginning of period.............    651,192      5,174    2,791,924      11,133    23,604,969    3,230,149
                                   ----------   --------  -----------  ----------  ------------  -----------
  End of period................... $3,166,324   $651,192  $17,086,130  $2,791,924  $106,343,549  $23,604,969
                                   ==========   ========  ===========  ==========  ============  ===========

  Beginning units.................     79,139        848      302,876       1,996     2,728,568      485,975
                                   ----------   --------  -----------  ----------  ------------  -----------
  Units issued....................    279,512     93,057    1,554,103     343,476     9,800,476    2,882,938
  Units redeemed..................    (69,503)   (14,766)    (388,606)    (42,596)   (2,125,881)    (640,345)
                                   ----------   --------  -----------  ----------  ------------  -----------
  Ending units....................    289,148     79,139    1,468,373     302,876    10,403,163    2,728,568
                                   ==========   ========  ===========  ==========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
   AST GOLDMAN SACHS           AST CLS GROWTH           AST CLS MODERATE         AST HORIZON GROWTH
    SMALL-CAP VALUE           ASSET ALLOCATION          ASSET ALLOCATION          ASSET ALLOCATION
       PORTFOLIO                  PORTFOLIO                 PORTFOLIO                PORTFOLIO
----------------------    ------------------------  ------------------------  -----------------------
01/01/2010    01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010  01/01/2009
    TO            TO           TO           TO           TO           TO           TO          TO
12/31/2010    12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010  12/31/2009
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------
$  (50,495)   $   (5,529) $  (385,662) $   (60,205) $  (463,742) $   (88,111) $  (247,098) $  (33,582)
         0             0            0            0            0            0            0           0
   126,418         4,047      360,147       30,538      217,271      (31,093)      64,959      (5,750)
 1,102,368       201,760    4,930,148    1,418,441    5,686,578    1,551,185    2,979,252     598,634
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------

 1,178,291       200,278    4,904,633    1,388,774    5,440,107    1,431,981    2,797,113     559,302
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------

 6,250,119     1,421,112   44,975,293    7,337,534   59,534,397   12,684,193   24,070,235   5,965,068
         0             0            0            0            0            0            0           0
  (297,463)         (885)    (148,453)      (1,980)    (308,606)     (18,288)     (38,134)     (3,506)

   281,339       157,512    1,243,181    1,242,860    1,844,656      632,006    1,321,896     457,266
   (23,898)         (300)    (186,562)     (14,922)    (260,134)     (10,791)    (125,483)     (3,239)
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------

 6,210,097     1,577,439   45,883,459    8,563,492   60,810,313   13,287,120   25,228,514   6,415,589
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------

 7,388,388     1,777,717   50,788,092    9,952,266   66,250,420   14,719,101   28,025,627   6,974,891

 1,808,156        30,439   11,559,871    1,607,605   15,709,641      990,540    7,410,234     435,343
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------
$9,196,544    $1,808,156  $62,347,963  $11,559,871  $81,960,061  $15,709,641  $35,435,861  $7,410,234
==========    ==========  ===========  ===========  ===========  ===========  ===========  ==========
   188,198         3,985    1,375,311      239,867    1,752,810      134,872      810,091      60,962
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------
   806,213       205,414    5,923,091    1,519,797    6,767,546    1,823,061    3,204,677     835,154
  (203,771)      (21,201)  (1,381,305)    (384,353)    (728,031)    (205,123)    (684,660)    (86,025)
----------    ----------  -----------  -----------  -----------  -----------  -----------  ----------
   790,640       188,198    5,917,097    1,375,311    7,792,325    1,752,810    3,330,108     810,091
==========    ==========  ===========  ===========  ===========  ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                   AST HORIZON MODERATE ASSET AST FI PYRAMIS(R) ASSET   PROFUND VP CONSUMER
                                     ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO         SERVICES
                                   ------------------------   -----------------------  --------------------
                                    01/01/2010    01/01/2009   01/01/2010  01/01/2009  01/01/2010 01/01/2009
                                        TO            TO           TO          TO          TO         TO
                                    12/31/2010    12/31/2009   12/31/2010  12/31/2009  12/31/2010 12/31/2009
                                   -----------   -----------  -----------  ----------  ---------- ----------
OPERATIONS
  Net investment income (loss).... $  (446,777)  $  (111,589) $  (198,091) $  (25,865)  $ (4,044)  $ (1,430)
  Capital gains distributions
   received.......................           0             0            0           0          0          0
  Realized gain (loss) on shares
   redeemed.......................     245,040        19,700      128,640       2,103     13,726        854
  Net change in unrealized gain
   (loss) on investments..........   4,713,234     1,734,831    2,853,051     520,112     41,963     33,004
                                   -----------   -----------  -----------  ----------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   4,511,497     1,642,942    2,783,600     496,350     51,645     32,428
                                   -----------   -----------  -----------  ----------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  41,965,964    14,289,207   27,775,445   3,425,028     37,035    144,229
  Annuity Payments................           0             0            0           0          0          0
  Surrenders, withdrawals and
   death benefits.................    (234,373)      (37,782)     (74,948)     (9,177)      (606)      (126)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   1,549,699     1,454,291      526,653     346,004     (2,306)    61,639
  Withdrawal and other charges....    (259,950)      (18,753)     (86,600)     (3,016)    (2,195)      (214)
                                   -----------   -----------  -----------  ----------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  43,021,340    15,686,963   28,140,550   3,758,839     31,928    205,528
                                   -----------   -----------  -----------  ----------   --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  47,532,837    17,329,905   30,924,150   4,255,189     83,573    237,956

NET ASSETS
  Beginning of period.............  19,144,896     1,814,991    4,584,742     329,553    237,956          0
                                   -----------   -----------  -----------  ----------   --------   --------
  End of period................... $66,677,733   $19,144,896  $35,508,892  $4,584,742   $321,529   $237,956
                                   ===========   ===========  ===========  ==========   ========   ========

  Beginning units.................   2,050,165       238,347      503,844      43,922     26,190          0
                                   -----------   -----------  -----------  ----------   --------   --------
  Units issued....................   4,917,530     2,124,557    3,287,113     527,449     13,710     27,869
  Units redeemed..................    (637,473)     (312,739)    (492,853)    (67,527)   (10,310)    (1,679)
                                   -----------   -----------  -----------  ----------   --------   --------
  Ending units....................   6,330,222     2,050,165    3,298,104     503,844     29,590     26,190
                                   ===========   ===========  ===========  ==========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
 PROFUND VP CONSUMER
        GOODS          PROFUND VP FINANCIALS PROFUND VP HEALTH CARE PROFUND VP INDUSTRIALS
--------------------   --------------------  --------------------   --------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009 01/01/2010  01/01/2009 01/01/2010  01/01/2009
    TO          TO         TO         TO         TO          TO         TO          TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009 12/31/2010  12/31/2009 12/31/2010  12/31/2009
----------  ---------- ---------- ---------- ----------  ---------- ----------  ----------
 $ (2,601)   $     50   $ (5,082)  $  1,595   $ (4,023)   $   (892)  $ (3,968)   $   (214)
        0           0          0          0          0           0          0           0
    6,592       1,101      7,829      4,431      6,403       1,764     15,855        (137)
   35,992      28,626     36,511     45,971      1,685      50,678     49,261      36,131
 --------    --------   --------   --------   --------    --------   --------    --------

   39,983      29,777     39,258     51,997      4,065      51,550     61,148      35,780
 --------    --------   --------   --------   --------    --------   --------    --------

   40,715     167,337     51,655    268,745     36,610     211,716     26,226     218,817
        0           0          0          0          0           0          0           0
     (623)        (92)      (592)         0       (572)          0       (581)          0

   (6,477)     45,549     43,884     51,282     22,346      50,343    (24,629)     43,334
   (2,217)       (215)    (2,940)      (215)    (2,598)       (216)    (2,646)       (270)
 --------    --------   --------   --------   --------    --------   --------    --------

   31,398     212,579     92,007    319,812     55,786     261,843     (1,630)    261,881
 --------    --------   --------   --------   --------    --------   --------    --------

   71,381     242,356    131,265    371,809     59,851     313,393     59,518     297,661

  242,356           0    371,809          0    313,393           0    304,004       6,343
 --------    --------   --------   --------   --------    --------   --------    --------
 $313,737    $242,356   $503,074   $371,809   $373,244    $313,393   $363,522    $304,004
 ========    ========   ========   ========   ========    ========   ========    ========

   26,348           0     62,171          0     31,881           0     40,736       1,039
 --------    --------   --------   --------   --------    --------   --------    --------
   10,943      29,595     32,490     70,889     16,550      35,340     19,539      43,654
   (7,793)     (3,247)   (17,692)    (8,718)   (10,957)     (3,459)   (20,321)     (3,957)
 --------    --------   --------   --------   --------    --------   --------    --------
   29,498      26,348     76,969     62,171     37,474      31,881     39,954      40,736
 ========    ========   ========   ========   ========    ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                    PROFUND VP MID-CAP    PROFUND VP MID-CAP
                                          GROWTH                 VALUE         PROFUND VP REAL ESTATE
                                   --------------------  --------------------  --------------------
                                   01/01/2010 01/01/2009 01/01/2010 01/01/2009 01/01/2010  01/01/2009
                                       TO         TO         TO         TO         TO          TO
                                   12/31/2010 12/31/2009 12/31/2010 12/31/2009 12/31/2010  12/31/2009
                                   ---------- ---------- ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income (loss)....  $(1,063)   $  (277)   $   (735)  $   (18)   $  2,964    $  1,448
  Capital gains distributions
   received.......................        0          0           0         0           0           0
  Realized gain (loss) on shares
   redeemed.......................    3,729         45       8,128        (4)     19,956       4,809
  Net change in unrealized gain
   (loss) on investments..........   14,623      5,242       3,680    13,025       1,830      39,140
                                    -------    -------    --------   -------    --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   17,289      5,010      11,073    13,003      24,750      45,397
                                    -------    -------    --------   -------    --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....    9,111     56,976       7,336    65,747       9,624      88,182
  Annuity Payments................        0          0           0         0           0           0
  Surrenders, withdrawals and
   death benefits.................      (82)         0        (408)     (126)       (410)          0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    1,468       (357)    (32,112)    6,813     (21,858)    (11,634)
  Withdrawal and other charges....     (533)         0        (517)     (127)     (1,007)          0
                                    -------    -------    --------   -------    --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    9,964     56,619     (25,701)   72,307     (13,651)     76,548
                                    -------    -------    --------   -------    --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   27,253     61,629     (14,628)   85,310      11,099     121,945

NET ASSETS
  Beginning of period.............   61,629          0      85,310         0     121,945           0
                                    -------    -------    --------   -------    --------    --------
  End of period...................  $88,882    $61,629    $ 70,682   $85,310    $133,044    $121,945
                                    =======    =======    ========   =======    ========    ========

  Beginning units.................    7,296          0      10,224         0      17,522           0
                                    -------    -------    --------   -------    --------    --------
  Units issued....................    4,443      7,354       2,870    11,247       6,783      22,254
  Units redeemed..................   (3,424)       (58)     (5,956)   (1,023)     (8,736)     (4,732)
                                    -------    -------    --------   -------    --------    --------
  Ending units....................    8,315      7,296       7,138    10,224      15,569      17,522
                                    =======    =======    ========   =======    ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP   PROFUND VP SMALL-CAP       PROFUND VP
       GROWTH                  VALUE          TELECOMMUNICATIONS   PROFUND VP UTILITIES
--------------------   --------------------  --------------------  --------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009 01/01/2010 01/01/2009 01/01/2010 01/01/2009
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009 12/31/2010 12/31/2009 12/31/2010 12/31/2009
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $   (313)   $  (292)   $  (294)   $  (104)   $  2,949   $  8,995   $  2,096   $  3,009

        0        722          0          0           0          0          0          0

    4,437        (53)     1,211        163        (749)        78       (971)       398

    1,027      6,536      3,365      3,263      25,422      9,336      6,685     12,910
 --------    -------    -------    -------    --------   --------   --------   --------

    5,151      6,913      4,282      3,322      27,622     18,409      7,810     16,317
 --------    -------    -------    -------    --------   --------   --------   --------

      286     29,345      1,939     17,612      24,193    142,959     48,462    146,406
        0          0          0          0           0          0          0          0

     (329)      (126)      (326)      (126)       (577)      (126)    (1,566)         0

  (11,366)    (1,557)    (1,423)      (504)    (25,361)    59,912      9,949     18,289
     (160)       (64)      (175)         0      (1,767)      (202)    (1,766)       (56)
 --------    -------    -------    -------    --------   --------   --------   --------

  (11,569)    27,598         15     16,982      (3,512)   202,543     55,079    164,639
 --------    -------    -------    -------    --------   --------   --------   --------

   (6,418)    34,511      4,297     20,304      24,110    220,952     62,889    180,956

   34,511          0     20,304          0     220,952          0    180,956          0
 --------    -------    -------    -------    --------   --------   --------   --------
 $ 28,093    $34,511    $24,601    $20,304    $245,062   $220,952   $243,845   $180,956
 ========    =======    =======    =======    ========   ========   ========   ========

    4,073          0      2,382          0      28,718          0     22,973          0
 --------    -------    -------    -------    --------   --------   --------   --------
    1,015      4,746        704      2,513      11,994     29,910     15,676     25,120
   (2,412)      (673)      (687)      (131)    (12,766)    (1,192)    (8,989)    (2,147)
 --------    -------    -------    -------    --------   --------   --------   --------
    2,676      4,073      2,399      2,382      27,946     28,718     29,660     22,973
 ========    =======    =======    =======    ========   ========   ========   ========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                                SUBACCOUNTS
                                                                ------------------------------------------
                                                                PROFUND VP LARGE-CAP  PROFUND VP LARGE-CAP
                                                                       GROWTH                 VALUE
                                                                --------------------  --------------------
                                                                01/01/2010 01/01/2009 01/01/2010 01/01/2009
                                                                    TO         TO         TO         TO
                                                                12/31/2010 12/31/2009 12/31/2010 12/31/2009
                                                                ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss).................................  $   (816)  $  (574)   $   (634)  $    (27)
  Capital gains distributions received.........................         0         0           0          0
  Realized gain (loss) on shares redeemed......................     6,516       (37)       (355)        23
  Net change in unrealized gain (loss) on investments..........    (1,196)   11,301      14,033      3,998
                                                                 --------   -------    --------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................     4,504    10,690      13,044      3,994
                                                                 --------   -------    --------   --------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..................................         0    55,958      13,096    107,427
  Annuity Payments.............................................         0         0           0          0
  Surrenders, withdrawals and death benefits...................         0         0         (82)         0
  Net transfers between other subaccounts or fixed rate option.   (24,098)   (1,238)      2,711       (112)
  Withdrawal and other charges.................................      (204)      (64)       (631)         0
                                                                 --------   -------    --------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS.................................   (24,302)   54,656      15,094    107,315
                                                                 --------   -------    --------   --------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................   (19,798)   65,346      28,138    111,309

NET ASSETS
  Beginning of period..........................................    65,346         0     111,309          0
                                                                 --------   -------    --------   --------
  End of period................................................  $ 45,548   $65,346    $139,447   $111,309
                                                                 ========   =======    ========   ========

  Beginning units..............................................     7,640         0      15,062          0
                                                                 --------   -------    --------   --------
  Units issued.................................................     1,818     8,188       5,279     15,096
  Units redeemed...............................................    (4,665)     (548)     (3,376)       (34)
                                                                 --------   -------    --------   --------
  Ending units.................................................     4,793     7,640      16,965     15,062
                                                                 ========   =======    ========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                           CREDIT SUISSE TRUST
                          AST JENNISON LARGE-CAP  AST JENNISON LARGE-CAP  INTERNATIONAL EQUITY FLEX III
AST BOND PORTFOLIO 2020       VALUE PORTFOLIO        GROWTH PORTFOLIO           PORTFOLIO
----------------------    ----------------------  ----------------------  ----------------------------
01/01/2010    01/02/2009* 01/01/2010  11/16/2009* 01/01/2010  11/16/2009* 01/01/2010     12/14/2009*
    TO            TO          TO          TO          TO          TO          TO             TO
12/31/2010    12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009  12/31/2010     12/31/2009
----------    ----------- ----------  ----------- ----------  ----------- ----------     -----------
$  (43,264)    $    (51)  $  (14,024)  $    (67)  $  (13,064)   $   (36)  $ (11,589)      $   (742)
         0            0        1,403          0            0          0           0
   176,767        2,068       (8,320)         0       34,603          0      16,167             44
    (3,529)                  232,465        346      180,226        696      89,955          9,962
----------     --------   ----------   --------   ----------    -------   ---------       --------

   129,974        2,017      211,524        279      201,765        660      94,533          9,264
----------     --------   ----------   --------   ----------    -------   ---------       --------

       454           (3)   2,119,285     85,563    1,909,988     39,540           0             21
         0            0            0          0            0          0      (2,034)             0
   (45,408)           0       (3,477)         0         (485)         0    (135,105)       (12,101)
 3,115,330       (2,014)     252,938     23,181      (52,320)     2,150      14,730        975,891
    (1,277)           0       (4,908)         0       (4,859)         0        (574)           (14)
----------     --------   ----------   --------   ----------    -------   ---------       --------

 3,069,099       (2,017)   2,363,838    108,744    1,852,324     41,690    (122,983)       963,797
----------     --------   ----------   --------   ----------    -------   ---------       --------

 3,199,073            0    2,575,362    109,023    2,054,089     42,350     (28,450)       973,061

         0            0      109,023          0       42,350          0     973,061              0
----------     --------   ----------   --------   ----------    -------   ---------       --------
$3,199,073     $      0   $2,684,385   $109,023   $2,096,439    $42,350   $ 944,611       $973,061
==========     ========   ==========   ========   ==========    =======   =========       ========

         0            0       10,581          0        4,113          0      96,387              0
----------     --------   ----------   --------   ----------    -------   ---------       --------
   984,691       11,064      278,190     10,581      262,706      4,113       9,258         97,853
  (653,617)     (11,064)     (37,756)         0      (73,374)         0     (21,106)        (1,466)
----------     --------   ----------   --------   ----------    -------   ---------       --------
   331,074            0      251,015     10,581      193,445      4,113      84,539         96,387
==========     ========   ==========   ========   ==========    =======   =========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                               SUBACCOUNTS
                                                                ----------------------------------------
                                                                                           WELLS FARGO
                                                                 AST BOND    AST BOND   ADVANTAGE VT CORE
                                                                 PORTFOLIO   PORTFOLIO  EQUITY PORTFOLIO
                                                                   2017        2021       SHARE CLASS 1
                                                                ----------- ----------- -----------------
                                                                01/04/2010* 01/04/2010*    07/16/2010*
                                                                    TO          TO             TO
                                                                12/31/2010  12/31/2010     12/31/2010
                                                                ----------- ----------- -----------------
OPERATIONS
  Net investment income (loss).................................  $  (6,323) $  (26,471)     $ (2,252)
  Capital gains distributions received.........................          0           0             0
  Realized gain (loss) on shares redeemed......................     39,575      13,734           598
  Net change in unrealized gain (loss) on investments..........       (335)    (54,472)       59,595
                                                                 ---------  ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................     32,917     (67,209)       57,941
                                                                 ---------  ----------      --------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..................................          1           0            62
  Annuity Payments.............................................          0           0             0
  Surrenders, withdrawals and death benefits...................    (23,336)    (17,460)       (3,410)
  Net transfers between other subaccounts or fixed rate option.    195,571   4,443,832       258,896
  Withdrawal and other charges.................................          0          (8)          (27)
                                                                 ---------  ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CONTRACT OWNER TRANSACTIONS............................    172,236   4,426,364       255,521
                                                                 ---------  ----------      --------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................    205,153   4,359,155       313,462

NET ASSETS
  Beginning of period..........................................          0           0             0
                                                                 ---------  ----------      --------
  End of period................................................  $ 205,153  $4,359,155      $313,462
                                                                 =========  ==========      ========

  Beginning units..............................................          0           0             0
                                                                 ---------  ----------      --------
  Units issued.................................................    138,503     670,492        22,261
  Units redeemed...............................................   (119,091)   (274,634)         (266)
                                                                 ---------  ----------      --------
  Ending units.................................................     19,412     395,858        21,995
                                                                 =========  ==========      ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                                                            WELLS FARGO
 WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE  ADVANTAGE VT SMALL
VT INTERNATIONAL EQUITY     VT OMEGA GROWTH       VT SMALL CAP GROWTH   CAP VALUE PORTFOLIO
PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1    SHARE CLASS 1
----------------------- ----------------------- ----------------------- -------------------
      07/16/2010*             07/16/2010*             07/16/2010*           07/16/2010*
          TO                      TO                      TO                    TO
      12/31/2010              12/31/2010              12/31/2010            12/31/2010
----------------------- ----------------------- ----------------------- -------------------
       $ (1,834)               $ (2,753)                  $0                  $  (523)
              0                       0                    0                        0
          1,611                   5,251                    0                      803
         43,390                  78,491                    1                   13,246
       --------                --------                   --                  -------

         43,167                  80,989                    1                   13,526
       --------                --------                   --                  -------

              0                       0                    4                        9
              0                       0                    0                        0
         (1,862)                (16,001)                   0                   (1,544)
        200,893                 303,350                    0                   59,492
            (18)                     (4)                   0                     (185)
       --------                --------                   --                  -------

        199,013                 287,345                    4                   57,772
       --------                --------                   --                  -------

        242,180                 368,334                    5                   71,298

              0                       0                    0                        0
       --------                --------                   --                  -------
       $242,180                $368,334                   $5                  $71,298
       ========                ========                   ==                  =======

              0                       0                    0                        0
       --------                --------                   --                  -------
         17,885                 201,014                    0                    6,789
         (1,031)                (12,925)                   0                     (749)
       --------                --------                   --                  -------
         16,854                 188,089                    0                    6,040
       ========                ========                   ==                  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                     NOTES TO THE FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2010

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") , and Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Retirement, X, B, L C Series and Prudential Premier Advisor Series. are invested in the Account.

        Effective May 1, 2007 American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and nineteen subaccounts within the Account, of which one hundred and eighteen had activity during 2010. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

PRUDENTIAL SERIES FUND
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Value Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
Jennison 20/20 Focus Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio

ADVANCED SERIES TRUST
AST AllianceBernstein Growth & Income Portfolio
AST American Century Income & Growth Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST JPMorgan Strategic Opportunities Portfolio
AST Value Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST AllianceBernstein Core Value Portfolio
AST QMA US Equity Alpha Portfolio
AST T.Rowe Price Natural Resources Portfolio
AST T.Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio

                                      A55

AST T.Rowe Price Global Bond Portfolio
AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio
AST T.Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Investment Grade Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio

INVESCO VARIABLE INSURANCE
Core Equity Fund

ALLIANCEBERNSTEIN
VPS Large Cap Growth Portfolio Class B

AMERICAN CENTURY VARIABLE PORTFOLIOS
Value Fund

CREDIT SUISSE TRUST
International Equity Flex III Portfolio

DAVIS
Value Portfolio

EVERGREEN VA
Diversified Capital Builder Fund
Growth Fund
Omega Fund
Special Values Fund
International Equity Fund
Fundamental Large Cap Fund

FRANKLIN TEMPLETON FUNDS
Small-Mid Cap Growth Securities Fund
VIP Founding Funds Allocation Fund

NATIONWIDE VARIABLE INSURANCE TRUST
Developing Markets Fund

JANUS ASPEN SERIES
Janus Portfolio - Institutional Shares
Overseas Portfolio - Institutional Shares
Janus Portfolio - Service Shares

MFS VARIABLE INSURANCE TRUST
Research Series - Initial Class
Growth Series - Initial Class

PROFUNDS VP
Consumer Services
Consumer Goods
Financials
Health Care
Industrials
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities
Large-Cap Growth
Large-Cap Value

OCC PREMIER VIT
Premier VIT OPCAP Managed Portfolio Class 1
Premier VIT NACM Small Cap Portfolio Class 1

T. ROWE PRICE
International Stock Portfolio
Equity Income Portfolio

WELLS FARGO ADVANTAGE VT
Core Equity Portfolio Share Class 1
Omega Growth Portfolio Share Class 1
Small Cap Growth Portfolio Share Class 1
International Equity Portfolio Share Class 1
Small Cap Value Portfolio Share Class 1

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

        At December 31, 2010, there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:

                              REMOVED PORTFOLIO       SURVIVING PORTFOLIO
  APRIL 30, 2010            --------------------- ---------------------------
                            PRUDENTIAL SP MID CAP SP PRUDENTIAL U.S. EMERGING
                              GROWTH PORTFOLIO         GROWTH PORTFOLIO
                            --------------------- ---------------------------
  Shares...................         785,651                 1,481,646
  Value....................      $     5.00               $      7.00
  Net assets before merger.      $3,928,253               $ 6,443,267
  Net assets after merger..      $        0               $10,371,520

                                      A56

                                 REMOVED PORTFOLIO           SURVIVING PORTFOLIO
APRIL 30, 2010            -------------------------------- -----------------------
                             PRUDENTIAL SP DAVIS VALUE        PRUDENTIAL VALUE
                                     PORTFOLIO                    PORTFOLIO
                          -------------------------------- -----------------------
Shares...................             1,099,802                    2,231,293
Value....................           $      9.15                  $     16.19
Net assets before merger.           $10,063,185                  $26,061,456
Net assets after merger..           $         0                  $36,124,640

                          PRUDENTIAL SP STRATEGIC PARTNERS   PRUDENTIAL JENNISON
                              FOCUSED GROWTH PORTFOLIO            PORTFOLIO
                          -------------------------------- -----------------------
Shares...................               216,865                    1,286,284
Value....................           $      6.88                  $     21.65
Net assets before merger.           $ 1,492,029                  $26,356,014
Net assets after merger..           $         0                  $27,848,043

                              EVERGREEN VA DIVERSIFIED        PRUDENTIAL MONEY
                               CAPITAL BUILDER FUND*          MARKET PORTFOLIO
                          -------------------------------- -----------------------
Shares...................                     0                    2,731,308
Value....................           $     11.72                  $     10.00
Net assets before merger.           $         2                  $16,499,376
Net assets after merger..           $         0                  $27,313,077

                              EVERGREEN VA DIVERSIFIED            AST MONEY
                               CAPITAL BUILDER FUND*          MARKET PORTFOLIO
                          -------------------------------- -----------------------
Shares...................                     0                    6,274,127
Value....................           $     11.72                  $      1.00
Net assets before merger.           $         2                  $ 6,274,125
Net assets after merger..           $         0                  $ 6,274,127

                             PREMIER VIT OPCAP MANAGED        PRUDENTIAL MONEY
                                 PORTFOLIO CLASS 1            MARKET PORTFOLIO
                          -------------------------------- -----------------------
Shares...................               228,160                    2,731,308
Value....................           $     30.18                  $     10.00
Net assets before merger.           $ 6,885,871                  $16,499,376
Net assets after merger..           $         0                  $27,313,077

                             PREMIER VIT NACM SMALL CAP       PRUDENTIAL MONEY
                                 PORTFOLIO CLASS 1            MARKET PORTFOLIO
                          -------------------------------- -----------------------
Shares...................               217,904                    2,731,308
Value....................           $     18.03                  $     10.00
Net assets before merger.           $ 3,927,828                  $16,499,376
Net assets after merger..           $         0                  $27,313,077

                                 REMOVED PORTFOLIO           SURVIVING PORTFOLIO
JULY 16, 2010             -------------------------------- -----------------------
                                                            WELLS FARGO ADVANTAGE
                              EVERGREEN VA FUNDAMENTAL         VT CORE EQUITY
                                   LARGE CAP FUND          PORTFOLIO SHARE CLASS 1
                          -------------------------------- -----------------------
Shares...................                16,111                       16,111
Value....................           $     16.05                  $     16.05
Net assets before merger.           $   258,515                  $         0
Net assets after merger..           $         0                  $   258,515

                                                            WELLS FARGO ADVANTAGE
                                                               VT OMEGA GROWTH
                              EVERGREEN VA OMEGA FUND      PORTFOLIO SHARE CLASS 1
                          -------------------------------- -----------------------
Shares...................                16,342                       16,342
Value....................           $     19.09                  $     19.09
Net assets before merger.           $   311,957                  $         0
Net assets after merger..           $         0                  $   311,957

                                                            WELLS FARGO ADVANTAGE
                                                             VT SMALL CAP GROWTH
                              EVERGREEN VA GROWTH FUND     PORTFOLIO SHARE CLASS 1
                          -------------------------------- -----------------------
Shares...................                     0                            1
Value....................           $     11.39                  $      6.26
Net assets before merger.           $         4                  $         0
Net assets after merger..           $         0                  $         4

                                      A57

                               REMOVED PORTFOLIO        SURVIVING PORTFOLIO
 JULY 16, 2010             ------------------------- -------------------------
                                                     WELLS FARGO ADVANTAGE VT
                                 EVERGREEN VA          INTERNATIONAL EQUITY
                           INTERNATIONAL EQUITY FUND  PORTFOLIO SHARE CLASS 1
                           ------------------------- -------------------------
 Shares...................           21,715                    44,948
 Value....................         $   9.77                  $   4.72
 Net assets before merger.         $212,112                  $      0
 Net assets after merger..         $      0                  $212,112

                                                     WELLS FARGO ADVANTAGE VT
                             EVERGREEN VA SPECIAL    SMALL CAP VALUE PORTFOLIO
                                  VALUES FUND              SHARE CLASS 1
                           ------------------------- -------------------------
 Shares...................            5,489                     8,553
 Value....................         $  11.47                  $   7.36
 Net assets before merger.         $ 62,951                  $      0
 Net assets after merger..         $      0                  $ 62,951

        --------
        * Please note that the assets before merger of the Evergreen Diversified Capital Builder Fund were transferred to either Prudential Money Market Portfolio or AST Money Market Portfolio, based on contract holder's pre-merger investment option.

        Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

                                      A58

NOTE 3: FAIR VALUE

        The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

        Level 3--Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

                                             AS OF DECEMBER 31, 2010
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Proprietary Funds
  (AST & PruSeries)..............   $0    $2,639,833,454   $0    $2,639,833,454
Invesco V.I. Core Equity Fund....   $0    $   10,422,649   $0    $   10,422,649
AllianceBernstein VPS Large Cap
  Growth Portfolio Class B.......   $0    $      495,104   $0    $      495,104
Davis Value Portfolio............   $0    $    2,499,002   $0    $    2,499,002
Janus Aspen Janus Portfolio -
  Service Shares.................   $0    $      667,733   $0    $      667,733
Janus Aspen Janus Portfolio -
  Institutional Shares...........   $0    $    6,072,724   $0    $    6,072,724
Janus Aspen Overseas Portfolio -
  Institutional Shares...........   $0    $   14,939,049   $0    $   14,939,049
NVIT Developing Markets Fund.....   $0    $    2,586,095   $0    $    2,586,095
ProFund VP Consumer Services.....   $0    $      321,529   $0    $      321,529
ProFund VP Consumer Goods
  Portfolio......................   $0    $      313,737   $0    $      313,737
ProFund VP Financials............   $0    $      503,074   $0    $      503,074
ProFund VP Health Care...........   $0    $      373,244   $0    $      373,244
ProFund VP Industrials...........   $0    $      363,522   $0    $      363,522
ProFund VP Mid-Cap Growth........   $0    $       88,882   $0    $       88,882
ProFund VP Mid-Cap Value.........   $0    $       70,682   $0    $       70,682
ProFund VP Real Estate...........   $0    $      133,044   $0    $      133,044
ProFund VP Small-Cap Growth......   $0    $       28,093   $0    $       28,093

                                      A59

                                                     AS OF DECEMBER 31, 2010
                                                ---------------------------------
                                                LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
                                                ------- -------- ------- --------
ProFund VP Small-Cap Value.....................   $0    $ 24,601   $0    $ 24,601
ProFund VP Telecommunications..................   $0    $245,062   $0    $245,062
ProFund VP Utilities...........................   $0    $243,845   $0    $243,845
ProFund VP Large-Cap Growth....................   $0    $ 45,548   $0    $ 45,548
ProFund VP Large-Cap Value.....................   $0    $139,447   $0    $139,447
Wells Fargo Advantage VT Core Equity Portfolio
  Share Class 1................................   $0    $313,462   $0    $313,462
Wells Fargo Advantage VT International Equity
  Portfolio Share Class 1......................   $0    $242,180   $0    $242,180
Wells Fargo Advantage VT Omega Growth
  Portfolio Share Class 1......................   $0    $368,334   $0    $368,334
Wells Fargo Advantage VT Small Cap Growth
  Portfolio Share Class 1......................   $0    $      5   $0    $      5
Wells Fargo Advantage VT Small Cap Value
  Portfolio Share Class 1......................   $0    $ 71,298   $0    $ 71,298

        During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

                                                     PURCHASES      SALES
                                                    ----------- ------------
   Prudential Money Market Portfolio............... $15,394,633 $(11,338,327)
   Prudential Diversified Bond Portfolio........... $   558,584 $ (5,285,343)
   Prudential Equity Portfolio..................... $   132,027 $ (3,382,577)
   Prudential Value Portfolio...................... $10,686,416 $ (4,420,943)
   Prudential High Yield Bond Portfolio............ $ 1,271,220 $ (5,190,133)
   Prudential Stock Index Portfolio................ $   865,011 $ (4,781,261)
   Prudential Global Portfolio..................... $   101,273 $   (863,598)
   Prudential Jennison Portfolio................... $ 1,814,786 $ (3,598,285)
   Prudential Small Capitalization Stock Portfolio. $   177,180 $   (910,402)
   T. Rowe Price International Stock Portfolio..... $   194,593 $   (454,842)
   T. Rowe Price Equity Income Portfolio........... $   178,338 $ (1,129,160)
   Premier VIT OPCAP Managed Portfolio Class 1..... $    21,009 $ (8,219,257)
   Premier VIT NACM Small Cap Portfolio Class 1.... $     8,355 $ (4,505,315)
   Invesco V.I. Core Equity Fund................... $   121,625 $ (1,482,309)

                                      A60

                                                            PURCHASES       SALES
                                                           ------------ ------------
Janus Aspen Janus Portfolio - Institutional Shares........ $     45,391 $ (1,032,972)
Janus Aspen Overseas Portfolio - Institutional Shares..... $    134,130 $ (2,769,790)
MFS Research Series - Initial Class....................... $     31,463 $   (202,756)
MFS Growth Series - Initial Class......................... $    137,420 $   (917,449)
American Century VP Value Fund............................ $     90,981 $   (379,541)
Franklin Small-Mid Cap Growth Securities Fund............. $    227,318 $   (412,661)
Prudential Jennison 20/20 Focus Portfolio................. $    412,363 $   (888,858)
Davis Value Portfolio..................................... $    103,967 $   (420,318)
AllianceBernstein VPS Large Cap Growth Portfolio Class B.. $     60,947 $    (99,009)
Prudential SP Davis Value Portfolio....................... $     45,799 $(10,475,639)
Prudential SP Small Cap Value Portfolio................... $    201,753 $ (1,664,538)
Janus Aspen Janus Portfolio - Service Shares.............. $    106,420 $    (55,734)
Prudential SP Strategic Partners Focused Growth Portfolio. $     27,501 $ (1,568,345)
Prudential SP Mid Cap Growth Portfolio.................... $     50,176 $ (4,130,014)
SP Prudential U.S. Emerging Growth Portfolio.............. $  4,308,469 $ (1,193,701)
Prudential SP Growth Asset Allocation Portfolio........... $    102,682 $ (4,213,258)
Prudential SP International Growth Portfolio.............. $    345,063 $   (485,895)
Prudential SP International Value Portfolio............... $    220,298 $   (612,364)
Evergreen VA Diversified Capital Builder Fund............. $          0 $         (2)
Evergreen VA Growth Fund.................................. $          0 $         (4)
Evergreen VA Omega Fund................................... $      1,472 $   (316,382)
Evergreen VA Special Values Fund.......................... $          0 $    (66,020)
Evergreen VA International Equity Fund.................... $     10,492 $   (217,432)
Evergreen VA Fundamental Large Cap Fund................... $         31 $   (268,119)
AST AllianceBernstein Growth & Income Portfolio........... $  5,594,423 $ (1,065,479)
AST American Century Income & Growth Portfolio............ $  5,584,562 $ (1,097,413)
AST Schroders Multi-Asset World Strategies Portfolio...... $ 63,396,501 $ (6,728,627)
AST Cohen & Steers Realty Portfolio....................... $  4,935,953 $   (689,656)
AST JPMorgan Strategic Opportunities Portfolio............ $ 43,664,116 $ (8,631,085)
AST Value Portfolio....................................... $  2,947,538 $   (486,293)
AST Neuberger Berman Small-Cap Growth Portfolio........... $  4,020,002 $ (1,204,754)
AST High Yield Portfolio.................................. $  6,817,667 $ (1,468,661)
AST Federated Aggressive Growth Portfolio................. $  3,794,382 $   (782,266)
AST Mid-Cap Value Portfolio............................... $  4,152,262 $   (656,154)
AST Small-Cap Value Portfolio............................. $  3,626,445 $   (826,835)
AST Goldman Sachs Concentrated Growth Portfolio........... $  6,131,565 $ (1,726,027)
AST Goldman Sachs Mid-Cap Growth Portfolio................ $  8,436,549 $ (2,400,757)
AST Large-Cap Value Portfolio............................. $  2,341,625 $ (1,195,351)
AST Lord Abbett Bond-Debenture Portfolio.................. $  3,992,032 $ (1,302,211)
AST Marsico Capital Growth Portfolio...................... $ 11,576,290 $ (2,393,008)
AST MFS Growth Portfolio.................................. $  3,029,260 $   (626,556)
AST Neuberger Berman Mid-Cap Growth Portfolio............. $  6,593,158 $ (1,125,337)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio.......... $  5,507,706 $ (1,491,662)
AST PIMCO Limited Maturity Bond Portfolio................. $ 10,773,196 $ (3,801,448)
AST AllianceBernstein Core Value Portfolio................ $  5,224,290 $ (1,231,614)
AST QMA US Equity Alpha Portfolio......................... $  1,390,343 $   (386,775)
AST T. Rowe Price Natural Resources Portfolio............. $ 13,813,510 $ (3,897,274)
AST T. Rowe Price Asset Allocation Portfolio.............. $132,777,812 $(17,539,625)
AST MFS Global Equity Portfolio........................... $  5,967,869 $ (1,509,853)
AST JPMorgan International Equity Portfolio............... $  9,897,754 $ (2,273,096)
AST T. Rowe Price Global Bond Portfolio................... $  7,391,348 $ (1,432,151)
AST Aggressive Asset Allocation Portfolio................. $  3,172,967 $ (3,841,876)
AST Capital Growth Asset Allocation Portfolio............. $123,585,536 $(39,698,677)
AST Academic Strategies Asset Allocation Portfolio........ $104,216,129 $(27,356,026)
AST Balanced Asset Allocation Portfolio................... $166,265,645 $(39,197,379)
AST Preservation Asset Allocation Portfolio............... $121,711,745 $(18,584,022)
AST First Trust Balanced Target Portfolio................. $ 71,231,874 $ (8,798,509)
AST First Trust Capital Appreciation Target Portfolio..... $ 71,467,780 $(14,218,470)
AST Advanced Strategies Portfolio......................... $ 91,218,480 $ (9,749,441)
AST T. Rowe Price Large-Cap Growth Portfolio.............. $  9,513,665 $ (2,030,652)
AST Money Market Portfolio................................ $ 27,407,757 $(20,217,510)

                                      A61

                                                                        PURCHASES       SALES
                                                                       ------------ -------------
AST Small-Cap Growth Portfolio........................................ $  3,224,955 $  (1,137,268)
AST PIMCO Total Return Bond Portfolio................................. $ 91,372,598 $ (21,129,647)
AST International Value Portfolio..................................... $  3,374,585 $    (904,626)
AST International Growth Portfolio.................................... $  5,275,733 $    (941,700)
NVIT Developing Markets Fund.......................................... $    102,055 $    (291,481)
AST Investment Grade Bond Portfolio................................... $174,108,523 $(184,857,100)
AST Western Asset Core Plus Bond Portfolio............................ $ 20,182,312 $  (3,305,109)
AST Bond Portfolio 2018............................................... $    365,149 $    (525,148)
AST Bond Portfolio 2019............................................... $    442,617 $    (609,181)
AST Global Real Estate Portfolio...................................... $  2,722,686 $    (521,792)
AST Parametric Emerging Markets Equity Portfolio...................... $ 15,586,943 $  (3,055,096)
Franklin Templeton VIP Founding Funds Allocation Fund................. $ 89,318,733 $ (13,995,680)
AST Goldman Sachs Small-Cap Value Portfolio........................... $  7,790,483 $  (1,644,543)
AST CLS Growth Asset Allocation Portfolio............................. $ 54,859,823 $  (9,428,496)
AST CLS Moderate Asset Allocation Portfolio........................... $ 65,173,626 $  (4,991,504)
AST Horizon Growth Asset Allocation Portfolio......................... $ 30,227,354 $  (5,286,245)
AST Horizon Moderate Asset Allocation Portfolio....................... $ 47,473,617 $  (5,041,062)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $ 31,318,810 $  (3,410,845)
ProFund VP Consumer Services.......................................... $    117,617 $     (89,734)
ProFund VP Consumer Goods............................................. $     93,731 $     (66,441)
ProFund VP Financials................................................. $    177,250 $     (91,548)
ProFund VP Health Care................................................ $    140,653 $     (89,828)
ProFund VP Industrials................................................ $    146,996 $    (153,307)
ProFund VP Mid-Cap Growth............................................. $     38,992 $     (30,091)
ProFund VP Mid-Cap Value.............................................. $     23,907 $     (50,523)
ProFund VP Real Estate................................................ $     52,476 $     (68,001)
ProFund VP Small-Cap Growth........................................... $      9,399 $     (21,281)
ProFund VP Small-Cap Value............................................ $      5,993 $      (6,291)
ProFund VP Telecommunications......................................... $     80,962 $     (87,702)
ProFund VP Utilities.................................................. $    118,462 $     (66,590)
ProFund VP Large-Cap Growth........................................... $     15,132 $     (40,281)
ProFund VP Large-Cap Value............................................ $     37,492 $     (24,184)
AST Bond Portfolio 2020............................................... $  8,925,681 $  (5,899,846)
AST Jennison Large-Cap Value Portfolio................................ $  2,661,965 $    (312,302)
AST Jennison Large-Cap Growth Portfolio............................... $  2,539,294 $    (700,035)
Credit Suisse Trust International Equity Flex III Portfolio........... $    199,541 $    (335,001)
AST Bond Portfolio 2017............................................... $  1,466,901 $  (1,300,988)
AST Bond Portfolio 2021............................................... $  7,334,538 $  (2,934,645)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $    259,076 $      (5,807)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $    212,766 $     (15,588)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    312,052 $     (27,460)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $          4 $           0
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $     62,951 $      (5,702)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

                                      A62

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%   -1.73% to   -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%   -1.40% to   -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%
December 31, 2007  18,166 $1.05271 to  $ 1.35615 $22,032   4.96%    1.35%  to   1.80%    3.20% to    3.63%
December 31, 2006  18,744 $1.02005 to  $ 1.30893 $21,912   4.66%    1.35%  to   1.80%    2.93% to    3.35%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  21,214 $1.43562 to  $ 1.71791 $36,374   5.01%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  24,019 $1.38043 to  $ 1.64793 $39,488   4.85%    1.35%  to   1.65%    3.28% to    3.59%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%    9.93% to   10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%
December 31, 2007  18,581 $1.33060 to  $ 2.24766 $39,447   1.01%    1.35%  to   1.80%    7.38% to    7.86%
December 31, 2006  21,283 $1.23731 to  $ 2.08496 $42,042   1.06%    1.35%  to   1.80%   10.59% to   11.08%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%   11.85% to   12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%
December 31, 2007  15,801 $1.56465 to  $ 3.01663 $41,707   1.24%    1.35%  to   1.80%    1.35% to    1.81%
December 31, 2006  20,496 $1.54375 to  $ 2.96458 $51,890   1.47%    1.35%  to   1.80%   17.83% to   18.35%

                                      A63

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007  11,056 $1.35549 to  $ 1.68122 $18,567   7.03%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  12,641 $1.34263 to  $ 1.66129 $20,981   7.74%    1.35%  to   1.65%    8.44% to    8.77%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%
December 31, 2007  24,905 $1.00244 to  $ 2.24407 $47,587   1.50%    1.35%  to   1.75%    3.28% to    3.69%
December 31, 2006  29,657 $0.96910 to  $ 2.16530 $55,272   1.58%    1.35%  to   1.75%   13.56% to   14.02%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $ 1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $ 1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%
December 31, 2007   5,611 $1.08987 to  $ 2.32839 $11,567   1.01%    1.35%  to   1.80%    8.51% to    9.00%
December 31, 2006   6,860 $1.00233 to  $ 2.13726 $12,725   0.64%    1.35%  to   1.80%   17.53% to   18.05%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $ 1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $ 1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%
December 31, 2007  22,125 $0.76811 to  $ 2.19002 $41,555   0.28%    1.35%  to   1.80%   10.01% to   10.50%
December 31, 2006  25,858 $0.69691 to  $ 1.98290 $44,625   0.28%    1.35%  to   1.80%   -0.01% to    0.44%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $ 2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $ 1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   3,135 $2.05789 to  $ 2.60699 $ 8,142   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   3,850 $2.10323 to  $ 2.65787 $10,200   0.55%    1.35%  to   1.65%   12.81% to   13.15%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $ 1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $ 0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%
December 31, 2007   2,261 $1.27297 to  $ 1.72087 $ 3,889   1.38%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   2,507 $1.14486 to  $ 1.54392 $ 3,864   1.14%    1.35%  to   1.65%   17.17% to   17.51%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $ 1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $ 1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   5,156 $1.56731 to  $ 2.40627 $12,300   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   6,260 $1.54295 to  $ 2.36313 $14,668   1.55%    1.35%  to   1.65%   17.03% to   17.39%

                         PREMIER VIT OPCAP MANAGED PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010      -- $1.07869 to  $ 1.56512 $    --   3.56%    1.35%  to   1.65%    6.24% to    6.34%
December 31, 2009   5,231 $1.01532 to  $ 1.47202 $ 7,697   2.44%    1.25%  to   1.65%   21.17% to   21.53%
December 31, 2008   6,018 $0.83791 to  $ 1.21179 $ 7,289   3.13%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   7,337 $1.19659 to  $ 1.72622 $12,654   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   8,463 $1.18165 to  $ 1.70043 $14,367   1.79%    1.35%  to   1.65%    7.87% to    8.20%

                         PREMIER VIT NACM SMALL CAP PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010      -- $1.78053 to  $ 1.92596 $    --   0.13%    1.35%  to   1.65%   15.89% to   16.00%
December 31, 2009   2,340 $1.53637 to  $ 1.66044 $ 3,884   0.05%    1.35%  to   1.65%   13.70% to   14.04%
December 31, 2008   2,592 $1.35126 to  $ 1.45680 $ 3,775   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   3,078 $2.35334 to  $ 2.53111 $ 7,788   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   3,603 $2.37865 to  $ 2.55214 $ 9,189   0.00%    1.35%  to   1.65%   22.07% to   22.43%

                                      A64

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                            INVESCO V.I. CORE EQUITY FUND
                   -----------------------------------------------------------------------------------
December 31, 2010   5,771 $0.95379 to  $1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327 $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   9,004 $1.02044 to  $1.92405 $17,237   1.03%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  11,153 $0.95952 to  $1.80467 $20,015   0.67%    1.35%  to   1.65%   14.81% to   15.16%

                                 JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2010   3,767 $0.78421 to  $1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794 $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   6,190 $0.87503 to  $1.80324 $11,084   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   7,545 $0.77290 to  $1.58878 $11,889   0.48%    1.35%  to   1.65%    9.57% to    9.91%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2010   3,325 $2.52677 to  $4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   5,607 $2.46327 to  $4.40276 $24,465   0.62%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   6,794 $1.95154 to  $3.47954 $23,446   1.95%    1.35%  to   1.65%   44.65% to   45.08%

                                         MFS RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2010   1,149 $1.65543 to  $1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%
December 31, 2009   1,248 $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%
December 31, 2007   1,759 $1.11117 to  $1.78496 $ 3,140   0.73%    1.40%  to   1.65%   11.36% to   11.63%
December 31, 2006   2,230 $0.99783 to  $1.59906 $ 3,562   0.52%    1.40%  to   1.65%    8.69% to    8.95%

                                          MFS GROWTH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2010   3,975 $0.90488 to  $1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009   4,435 $0.79756 to  $1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   4,986 $0.58889 to  $1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   6,071 $0.95653 to  $1.76744 $10,697   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   7,280 $0.80244 to  $1.47914 $10,745   0.00%    1.35%  to   1.65%    6.16% to    6.45%

                                            AMERICAN CENTURY VP VALUE FUND
                   -----------------------------------------------------------------------------------
December 31, 2010   1,337 $1.64535 to  $1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009   1,481 $1.47454 to  $1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008   1,667 $1.25041 to  $1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   1,981 $1.73593 to  $2.08379 $ 4,115   1.71%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   2,607 $1.86028 to  $2.22761 $ 5,786   1.41%    1.35%  to   1.65%   16.73% to   17.08%

                                    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
                   -----------------------------------------------------------------------------------
December 31, 2010   1,608 $1.09508 to  $1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009   1,702 $0.87224 to  $1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   1,856 $0.61753 to  $1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   2,176 $1.09168 to  $1.87203 $ 4,026   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   2,761 $0.99775 to  $1.70655 $ 4,654   0.00%    1.35%  to   1.65%    6.93% to    7.25%

                                      PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2010   2,744 $1.65622 to  $1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009   2,995 $1.56131 to  $1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   3,327 $1.00550 to  $1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   3,704 $1.67967 to  $1.76615 $ 6,538   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   4,519 $1.54401 to  $1.61949 $ 7,315   0.41%    1.35%  to   1.65%   12.28% to   12.61%

                                                DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2010   2,278 $1.06904 to  $1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009   2,563 $0.96368 to  $0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   3,060 $0.74684 to  $0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   3,939 $1.27220 to  $1.30132 $ 5,105   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   4,736 $1.23605 to  $1.26051 $ 5,949   0.73%    1.35%  to   1.65%   13.13% to   13.48%

                                      A65

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2010     795 $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009     852 $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008     980 $0.41663 to  $ 0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   1,134 $0.70378 to  $ 0.72051 $   813   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   1,273 $0.62974 to  $ 0.64277 $   815   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%

                             PRUDENTIAL SP DAVIS VALUE PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010      -- $1.05176 to  $ 1.40975 $    --   0.00%    1.40%  to   1.80%    4.80% to    4.94%
December 31, 2009   8,287 $1.00303 to  $ 1.34344 $ 9,905   1.61%    1.40%  to   1.80%   28.95% to   29.46%
December 31, 2008   9,314 $0.77637 to  $ 1.03785 $ 8,629   1.50%    1.40%  to   1.80%  -40.94% to  -40.71%
December 31, 2007  10,347 $1.31203 to  $ 1.75049 $16,236   0.78%    1.40%  to   1.80%    2.72% to    3.13%
December 31, 2006  11,247 $1.27474 to  $ 1.69738 $17,073   0.78%    1.40%  to   1.80%   12.99% to   13.44%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   7,783 $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%
December 31, 2009   8,611 $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008   9,556 $0.90185 to  $ 1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%
December 31, 2007  11,378 $1.32111 to  $ 1.70189 $18,750   0.66%    1.35%  to   1.80%   -5.34% to   -4.92%
December 31, 2006  14,248 $1.39567 to  $ 1.79078 $24,764   0.47%    1.35%  to   1.80%   12.59% to   13.08%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2010     679 $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%   12.30% to   12.68%
December 31, 2009     566 $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008     662 $0.43971 to  $ 0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%
December 31, 2007     774 $0.74290 to  $ 1.62992 $   926   0.55%    1.40%  to   1.75%   12.81% to   13.20%
December 31, 2006   2,952 $0.65754 to  $ 1.43985 $ 3,910   0.34%    1.40%  to   1.75%    9.22% to    9.60%

                   PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010      -- $0.70261 to  $ 1.41258 $    --   0.00%    1.35%  to   1.80%   -0.73% to   -0.58%
December 31, 2009   1,385 $0.70734 to  $ 1.42108 $ 1,543   0.00%    1.35%  to   1.80%   41.59% to   42.22%
December 31, 2008   1,417 $0.49862 to  $ 0.99972 $ 1,130   0.00%    1.35%  to   1.80%  -39.51% to  -39.24%
December 31, 2007   1,531 $0.82266 to  $ 1.64616 $ 1,996   0.00%    1.35%  to   1.80%   13.19% to   13.69%
December 31, 2006   1,791 $0.72531 to  $ 1.44859 $ 2,025   0.00%    1.35%  to   1.80%   -2.41% to   -1.98%

                            PRUDENTIAL SP MID CAP GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010      -- $0.59918 to  $ 1.47246 $    --   0.00%    1.35%  to   1.80%   10.22% to   10.38%
December 31, 2009   4,007 $0.54329 to  $ 1.33420 $ 3,688   0.00%    1.35%  to   1.80%   29.16% to   29.74%
December 31, 2008   4,401 $0.41982 to  $ 1.02887 $ 3,109   0.00%    1.35%  to   1.80%  -43.58% to  -43.34%
December 31, 2007   5,266 $0.74257 to  $ 1.81642 $ 6,643   0.22%    1.35%  to   1.80%   14.14% to   14.65%
December 31, 2006   5,977 $0.64927 to  $ 1.58504 $ 6,527   0.00%    1.35%  to   1.80%   -3.67% to   -3.25%

                                     SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   5,712 $1.12786 to  $ 2.47225 $10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009   3,805 $0.95142 to  $ 2.08159 $ 6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008   4,497 $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%
December 31, 2007   5,536 $1.08548 to  $ 2.36566 $ 9,816   0.26%    1.35%  to   1.80%   14.74% to   15.25%
December 31, 2006   7,525 $0.94423 to  $ 2.05363 $12,332   0.00%    1.35%  to   1.80%    7.65% to    8.13%

                                    PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  17,274 $1.05696 to  $11.05168 $31,471   1.97%    1.40%  to   2.35%   11.29% to   12.33%
December 31, 2009  19,041 $0.94281 to  $ 9.89707 $31,604   2.19%    1.40%  to   2.35%   23.32% to   24.48%
December 31, 2008  20,266 $0.75897 to  $ 7.99800 $26,816   1.71%    1.40%  to   2.35%  -37.82% to  -37.24%
December 31, 2007  23,637 $1.21163 to  $12.81910 $48,721   1.45%    1.40%  to   2.35%    6.71% to    7.71%
December 31, 2006  25,947 $1.12704 to  $11.97192 $50,984   1.87%    1.40%  to   2.35%   10.30% to   11.34%

                                     PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010   2,753 $0.76618 to  $ 1.86993 $ 3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $0.68282 to  $ 1.66303 $ 3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161 $0.50582 to  $ 1.22951 $ 2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%
December 31, 2007   3,565 $1.03403 to  $ 2.50846 $ 6,708   0.69%    1.35%  to   1.80%   17.42% to   17.94%
December 31, 2006   3,624 $0.87888 to  $ 2.12789 $ 5,794   1.80%    1.35%  to   1.80%   18.92% to   19.44%

                                      A66

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010  2,288  $ 1.09095 to  $ 1.84445 $3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009  2,567  $ 1.00020 to  $ 1.68786 $3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008  2,902  $ 0.76784 to  $ 1.29318 $3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%
December 31, 2007  3,194  $ 1.39477 to  $ 2.34427 $6,327   1.67%    1.40%  to   1.80%   15.99% to   16.44%
December 31, 2006  4,332  $ 1.20011 to  $ 2.01320 $7,709   1.34%    1.40%  to   1.80%   26.81% to   27.32%

                        EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (EXPIRED APRIL 30, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $ 1.05449 to  $ 1.05449 $   --   1.80%    0.00%  to   0.00%    3.91% to    3.91%
December 31, 2009      0  $ 1.01482 to  $ 1.01482 $    0   3.21%    1.75%  to   1.75%   37.98% to   37.98%
December 31, 2008      0  $ 0.73547 to  $ 0.73547 $    0   0.00%    1.75%  to   1.75%  -46.46% to  -46.46%
December 31, 2007      0  $ 1.37364 to  $ 1.37364 $    0   4.33%    1.75%  to   1.75%    4.84% to    4.84%
December 31, 2006     12  $ 1.31026 to  $ 1.31026 $   16   2.47%    1.75%  to   1.75%    7.96% to    7.96%

                                   EVERGREEN VA GROWTH FUND (EXPIRED JULY 16, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $ 1.46119 to  $ 1.46119 $   --   0.00%    0.00%  to   0.00%   -2.11% to   -2.11%
December 31, 2009      0  $ 1.49272 to  $ 1.49272 $    0   0.00%    1.75%  to   1.75%   37.37% to   37.37%
December 31, 2008      0  $ 1.08667 to  $ 1.08667 $    0   0.00%    1.75%  to   1.75%  -42.14% to  -42.14%
December 31, 2007      0  $ 1.87820 to  $ 1.87820 $    0   0.00%    1.75%  to   1.75%    9.12% to    9.12%
December 31, 2006      7  $ 1.72118 to  $ 1.72118 $   12   0.00%    1.75%  to   1.75%    9.13% to    9.13%

                                    EVERGREEN VA OMEGA FUND (EXPIRED JULY 16, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $ 1.55256 to  $ 1.58185 $   --   0.85%    1.50%  to   1.75%   -6.62% to   -6.49%
December 31, 2009    201  $ 1.66258 to  $ 1.69166 $  334   1.32%    1.50%  to   1.75%   41.49% to   41.84%
December 31, 2008    230  $ 1.17503 to  $ 1.19263 $  271   0.00%    1.50%  to   1.75%  -28.45% to  -28.27%
December 31, 2007    240  $ 1.64226 to  $ 1.66265 $  394   0.54%    1.50%  to   1.75%   10.02% to   10.30%
December 31, 2006    243  $ 1.49266 to  $ 1.50745 $  363   0.00%    1.50%  to   1.75%    4.20% to    4.46%

                               EVERGREEN VA SPECIAL VALUES FUND (EXPIRED JULY 16, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $ 1.44476 to  $ 1.47193 $   --   0.20%    1.50%  to   1.75%   -3.59% to   -3.47%
December 31, 2009     45  $ 1.49862 to  $ 1.52478 $   68   0.74%    1.50%  to   1.75%   27.16% to   27.49%
December 31, 2008     26  $ 1.17850 to  $ 1.19598 $   31   0.92%    1.50%  to   1.75%  -32.50% to  -32.32%
December 31, 2007     51  $ 1.74582 to  $ 1.76723 $   89   1.02%    1.50%  to   1.75%   -9.12% to   -8.89%
December 31, 2006    127  $ 1.92092 to  $ 1.93974 $  246   0.77%    1.50%  to   1.75%   19.46% to   19.76%

                            EVERGREEN VA INTERNATIONAL EQUITY FUND (EXPIRED JULY 16, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $11.87017 to  $12.06501 $   --   0.97%    1.50%  to   1.75%   -5.04% to   -4.92%
December 31, 2009     17  $12.50058 to  $12.68892 $  216   3.23%    1.50%  to   1.75%   13.95% to   14.23%
December 31, 2008     16  $10.97015 to  $11.10802 $  180   0.00%    1.50%  to   1.75%  -42.49% to  -42.35%
December 31, 2007     16  $19.07684 to  $19.26907 $  315   2.04%    1.50%  to   1.75%   13.01% to   13.29%
December 31, 2006     28  $16.88024 to  $17.00827 $  469   3.74%    1.50%  to   1.75%   21.05% to   21.35%

                            EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (EXPIRED JULY 16, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2010     --  $11.61269 to  $11.80341 $   --   0.57%    1.50%  to   1.75%   -6.59% to   -6.47%
December 31, 2009     23  $12.43190 to  $12.61927 $  284   1.25%    1.50%  to   1.75%   33.72% to   34.05%
December 31, 2008     25  $ 9.29707 to  $ 9.41399 $  236   1.42%    1.50%  to   1.75%  -34.01% to  -33.84%
December 31, 2007     28  $14.08787 to  $14.22990 $  399   1.10%    1.50%  to   1.75%    6.42% to    6.68%
December 31, 2006     33  $13.23816 to  $13.33854 $  439   1.28%    1.50%  to   1.75%   10.74% to   11.01%

                                    AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010    722  $ 8.41375 to  $13.52811 $7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009    254  $ 7.55020 to  $12.21751 $2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008     70  $ 6.59044 to  $ 7.21408 $  477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%
December 31, 2007     49  $11.34013 to  $12.29954 $  583   1.24%    1.15%  to   2.05%    3.00% to    3.93%
December 31, 2006     29  $11.82341 to  $11.87604 $  339   0.72%    1.50%  to   1.75%   15.26% to   15.54%

                                    AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2010    767  $ 8.96487 to  $13.93020 $7,763   1.09%    1.15%  to   2.70%    7.22% to   12.55%
December 31, 2009    301  $ 8.01628 to  $12.47459 $2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008     82  $ 6.92900 to  $ 7.53614 $  605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%
December 31, 2007     79  $10.80965 to  $11.72224 $  908   2.60%    1.15%  to   1.80%   -1.88% to   -1.25%
December 31, 2006     32  $11.85903 to  $11.91171 $  365   1.33%    1.50%  to   1.75%   14.85% to   15.13%

                                      A67

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  7,045  $ 9.72815 to  $13.59785 $76,431    0.54%   0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009  1,392  $ 9.24887 to  $12.39836 $13,894    1.08%   1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008    262  $ 7.35331 to  $ 8.26716 $ 2,074    2.23%   1.15%  to   2.40%  -31.83% to  -27.07%
December 31, 2007    103  $11.31065 to  $12.00848 $ 1,204    5.35%   1.15%  to   2.40%    6.35% to    7.67%
December 31, 2006     12  $11.11094 to  $11.18026 $   132    0.69%   1.40%  to   1.75%    7.79% to    8.16%

                                          AST COHEN & STEERS REALTY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    542  $ 8.36127 to  $18.33755 $ 6,254    1.23%   1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009    149  $ 7.87308 to  $14.52687 $ 1,281    2.78%   1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008     70  $ 6.07516 to  $ 8.21151 $   495    4.81%   1.15%  to   1.80%  -36.20% to  -35.79%
December 31, 2007     85  $ 9.52250 to  $12.82033 $   951    4.16%   1.15%  to   1.80%  -21.36% to  -20.85%
December 31, 2006     53  $16.13799 to  $16.23834 $   832    0.84%   1.40%  to   1.75%   34.39% to   34.85%

                                     AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  6,294  $10.26045 to  $12.29454 $68,277    0.36%   0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009  2,802  $ 9.68501 to  $11.67943 $29,570    0.83%   1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008  1,404  $ 8.04051 to  $ 9.52935 $12,483    0.29%   1.15%  to   2.40%  -20.61% to  -18.55%
December 31, 2007    227  $10.54506 to  $11.72906 $ 2,569    2.46%   1.15%  to   2.40%   -0.46% to    0.78%
December 31, 2006      3  $11.64691 to  $11.64691 $    38    2.23%   1.50%  to   1.50%    9.50% to    9.50%

                                                  AST VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    369  $ 8.25078 to  $14.08474 $ 3,786    0.98%   1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009    113  $ 7.82812 to  $12.77034 $   939    0.79%   1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008     86  $ 6.73868 to  $ 7.95205 $   608    2.50%   1.15%  to   1.80%  -38.41% to  -38.01%
December 31, 2007     65  $10.94144 to  $12.86054 $   749    1.24%   1.15%  to   1.80%   -0.62% to    0.02%
December 31, 2006     52  $12.80982 to  $12.88954 $   601    0.43%   1.40%  to   1.75%   19.64% to   20.05%

                                    AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    469  $ 8.83896 to  $14.24972 $ 4,830    0.00%   1.15%  to   2.50%   14.27% to   18.90%
December 31, 2009    174  $ 7.48169 to  $12.07932 $ 1,361    0.00%   1.15%  to   2.50%   19.57% to   21.59%
December 31, 2008     29  $ 6.21411 to  $ 7.28449 $   189    0.00%   1.15%  to   2.15%  -43.75% to  -43.19%
December 31, 2007     17  $11.00942 to  $12.85490 $   197    0.00%   1.15%  to   1.80%   16.60% to   17.36%
December 31, 2006      8  $10.91273 to  $10.98080 $    85    0.00%   1.40%  to   1.75%    5.91% to    6.27%

                                                AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    812  $10.68442 to  $13.94919 $ 9,044    3.48%   1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009    295  $ 9.93381 to  $12.52966 $ 3,095    4.14%   1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008    158  $ 7.42367 to  $ 7.97763 $ 1,243    9.02%   1.15%  to   1.80%  -26.86% to  -25.76%
December 31, 2007    147  $10.62868 to  $10.86456 $ 1,579   10.58%   1.15%  to   1.80%    0.66% to    1.31%
December 31, 2006    116  $10.68405 to  $10.75063 $ 1,243    7.09%   1.40%  to   1.75%    8.46% to    8.83%

                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990    0.03%   1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164    0.15%   1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465    0.00%   1.15%  to   1.90%  -45.14% to  -44.73%
December 31, 2007     67  $10.85969 to  $13.40975 $   825    0.00%   1.15%  to   1.80%    9.24% to    9.94%
December 31, 2006     56  $12.15183 to  $12.22751 $   650    0.00%   1.40%  to   1.75%   10.97% to   11.36%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460    0.39%   1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225    1.57%   1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423    1.11%   1.15%  to   2.15%  -39.43% to  -38.83%
December 31, 2007     51  $10.49274 to  $11.84309 $   566    0.40%   1.15%  to   1.80%    0.93% to    1.58%
December 31, 2006     30  $11.61572 to  $11.68807 $   333    0.38%   1.40%  to   1.75%   12.28% to   12.67%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239    0.35%   1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610    1.65%   1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977    1.14%   1.15%  to   1.90%  -31.03% to  -30.52%
December 31, 2007     73  $ 9.69280 to  $11.75648 $   758    1.15%   1.15%  to   1.80%   -7.29% to   -6.69%
December 31, 2006     39  $12.55205 to  $12.63027 $   443    0.18%   1.40%  to   1.75%   17.99% to   18.39%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008    116  $ 6.73082 to  $ 7.74360 $   833   0.15%    1.15%  to   1.90%  -41.38% to  -40.95%
December 31, 2007    108  $11.47169 to  $13.14587 $ 1,339   0.00%    1.15%  to   1.80%   11.97% to   12.69%
December 31, 2006     43  $11.62213 to  $11.69442 $   467   0.00%    1.40%  to   1.75%    8.10% to    8.48%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008     91  $ 6.72291 to  $ 7.63476 $   638   0.00%    1.15%  to   1.90%  -41.90% to  -41.47%
December 31, 2007     78  $11.55954 to  $13.07586 $   965   0.00%    1.15%  to   1.80%   17.23% to   17.98%
December 31, 2006     55  $11.04128 to  $11.11019 $   596   0.00%    1.40%  to   1.75%    4.45% to    4.81%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008    594  $ 6.02732 to  $ 6.82177 $ 3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%
December 31, 2007    153  $10.48704 to  $11.82253 $ 1,670   1.37%    1.15%  to   1.80%   -4.71% to   -4.10%
December 31, 2006     89  $12.28149 to  $12.35800 $ 1,051   0.63%    1.40%  to   1.75%   16.43% to   16.83%

                                        AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008    187  $ 7.75694 to  $ 8.54833 $ 1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%
December 31, 2007    164  $10.91333 to  $11.29424 $ 1,839   7.30%    1.15%  to   1.80%    4.20% to    4.87%
December 31, 2006     93  $10.72896 to  $10.79596 $   995   4.48%    1.40%  to   1.75%    7.92% to    8.29%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008    338  $ 6.26305 to  $ 7.27809 $ 2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%
December 31, 2007    168  $11.52992 to  $13.09923 $ 2,074   0.20%    1.15%  to   1.80%   12.92% to   13.65%
December 31, 2006    123  $11.48278 to  $11.55444 $ 1,367   0.04%    1.40%  to   1.75%    5.40% to    5.76%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%
December 31, 2007     18  $11.73220 to  $13.19875 $   228   0.03%    1.15%  to   1.80%   13.06% to   13.79%
December 31, 2006     29  $11.58767 to  $11.63919 $   317   0.00%    1.50%  to   1.75%    7.78% to    8.05%

                                     AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    694  $10.47140 to  $15.62143 $ 8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009    181  $ 8.24353 to  $12.37664 $ 1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008    109  $ 6.83068 to  $ 8.62745 $   836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%
December 31, 2007     84  $12.23897 to  $15.39741 $ 1,180   0.00%    1.15%  to   1.80%   20.03% to   20.81%
December 31, 2006     51  $12.69768 to  $12.77698 $   607   0.00%    1.40%  to   1.75%   12.10% to   12.49%

                                    AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010    659  $ 9.77667 to  $16.62562 $ 7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009    252  $ 8.06289 to  $13.73161 $ 2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008    143  $ 5.83598 to  $ 6.90162 $   900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%
December 31, 2007    129  $10.28916 to  $12.12014 $ 1,454   0.81%    1.15%  to   1.80%    1.34% to    1.99%
December 31, 2006     94  $11.83925 to  $11.91306 $ 1,084   0.39%    1.40%  to   1.75%    8.85% to    9.23%

                                       AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  1,124  $10.00728 to  $12.07057 $12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009    419  $10.49444 to  $11.78015 $ 4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008    270  $ 9.71676 to  $10.83660 $ 2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%
December 31, 2007    148  $10.66071 to  $10.86715 $ 1,594   5.28%    1.15%  to   1.80%    4.90% to    5.58%
December 31, 2006    110  $10.25413 to  $10.31847 $ 1,125   2.74%    1.40%  to   1.75%    2.04% to    2.39%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008      78 $ 5.98171 to  $ 6.73924 $    501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%
December 31, 2007      81 $10.47838 to  $11.75873 $    911   2.55%    1.15%  to   1.80%   -5.28% to   -4.67%
December 31, 2006      16 $12.28871 to  $12.34339 $    195   0.90%    1.50%  to   1.75%   19.27% to   19.56%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008     100 $ 6.29304 to  $ 7.04101 $    652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%
December 31, 2007      85 $10.75145 to  $11.65038 $    931   1.94%    1.15%  to   1.80%    0.27% to    0.92%
December 31, 2006      25 $11.50163 to  $11.57321 $    272   0.55%    1.40%  to   1.75%   10.67% to   11.05%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%
December 31, 2007     330 $13.55366 to  $18.62348 $  5,662   0.66%    1.15%  to   1.80%   38.01% to   38.90%
December 31, 2006     235 $13.34553 to  $13.44068 $  3,031   0.27%    1.40%  to   1.80%   13.82% to   14.27%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962   9.48714 to   12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%
December 31, 2007     621 $11.09246 to  $12.03647 $  7,244   2.40%    1.15%  to   2.40%    3.82% to    5.11%
December 31, 2006      58 $11.30993 to  $11.49135 $    656   1.21%    1.50%  to   2.40%    9.86% to   10.83%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%
December 31, 2007      51 $11.92451 to  $13.88494 $    653   2.68%    1.15%  to   1.80%    7.46% to    8.15%
December 31, 2006      31 $12.79078 to  $12.87030 $    376   0.40%    1.40%  to   1.75%   22.17% to   22.59%

                                       AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%
December 31, 2007     101 $11.36747 to  $13.95132 $  1,284   1.73%    1.15%  to   1.80%    7.50% to    8.19%
December 31, 2006      69 $12.84720 to  $12.92733 $    848   0.74%    1.40%  to   1.75%   20.69% to   21.10%

                                         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to    4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%
December 31, 2007      92 $10.62669 to  $11.20170 $    996   2.92%    1.15%  to   1.80%    7.70% to    8.39%
December 31, 2006      58 $ 9.86229 to  $ 9.92364 $    580   1.18%    1.40%  to   1.75%    4.45% to    4.81%

                                        AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to   13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%
December 31, 2007     321 $11.45397 to  $12.32551 $  3,816   0.16%    1.15%  to   1.80%    7.61% to    8.31%
December 31, 2006     201 $11.36629 to  $11.40838 $  2,245   0.00%    1.40%  to   1.75%   13.70% to   14.09%

                                      AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to   12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%
December 31, 2007   7,141 $11.26366 to  $12.14221 $ 84,864   0.23%    1.15%  to   2.75%    6.78% to    8.48%
December 31, 2006   3,861 $11.10359 to  $11.22130 $ 42,817   0.00%    1.40%  to   2.40%   11.02% to   12.11%

                                      A70

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to   10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%
December 31, 2007   9,980 $10.91282 to  $11.89376 $116,304   0.37%    1.00%  to   2.40%    6.64% to    7.96%
December 31, 2006   5,593 $10.92810 to  $11.04402 $ 61,064   0.00%    1.40%  to   2.40%    9.15% to   10.23%

                                         AST BALANCED ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to   11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%
December 31, 2007   5,009 $11.24456 to  $11.76251 $ 58,099   0.40%    1.15%  to   2.40%    6.51% to    7.83%
December 31, 2006   1,998 $10.82085 to  $10.93553 $ 21,644   0.00%    1.40%  to   2.40%    7.97% to    9.04%

                                       AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to    9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%
December 31, 2007     882 $11.11502 to  $11.45988 $  9,942   0.32%    1.15%  to   2.40%    6.16% to    7.48%
December 31, 2006     431 $10.57706 to  $10.68916 $  4,569   0.00%    1.40%  to   2.40%    5.44% to    6.47%

                           AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to   13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%
December 31, 2007     993 $11.06059 to  $11.35095 $ 11,119   0.55%    1.15%  to   2.65%    5.74% to    7.32%
December 31, 2006     337 $10.52149 to  $10.59531 $  3,555   0.00%    1.50%  to   2.40%    5.24% to    5.97%

                    AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to   17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%
December 31, 2007     979 $11.11363 to  $11.52104 $ 11,130   0.29%    1.15%  to   2.65%    8.53% to   10.14%
December 31, 2006     340 $10.42368 to  $10.49631 $  3,547   0.00%    1.50%  to   2.40%    4.26% to    4.98%

                              AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%
December 31, 2007   1,280 $11.11930 to  $11.53588 $ 14,537   0.53%    1.15%  to   2.65%    6.67% to    8.26%
December 31, 2006     461 $10.60042 to  $10.68200 $  4,891   0.00%    1.50%  to   2.40%    6.02% to    6.84%

                          AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%
December 31, 2007      40 $11.11888 to  $11.23891 $    445   0.14%    1.15%  to   1.80%    6.31% to    7.00%
December 31, 2006      28 $10.45877 to  $10.50381 $    290   0.00%    1.15%  to   1.80%    5.22% to    5.67%

                                   AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%
December 31, 2007     122 $10.40843 to  $10.62479 $  1,284   4.67%    1.15%  to   2.40%    2.43% to    3.70%
December 31, 2006      17 $10.20125 to  $10.24522 $    173   3.26%    1.15%  to   1.80%    2.02% to    2.45%

                                 AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%
December 31, 2007      11 $10.42523 to  $10.53785 $    114   0.00%    1.15%  to   1.80%    5.25% to    5.93%
December 31, 2006       4 $ 9.90555 to  $ 9.94820 $     39   0.00%    1.15%  to   1.80%    0.01% to    0.43%

                                      A71

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                             AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%
December 31, 2007     189 $10.95233 to  $11.07079 $  2,078   3.06%    1.15%  to   1.80%    6.38% to    7.07%
December 31, 2006      94 $10.29524 to  $10.33968 $    968   0.00%    1.15%  to   1.80%    3.25% to    3.69%

                               AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%
December 31, 2007      91 $12.56729 to  $12.70293 $  1,152   1.64%    1.15%  to   1.80%   15.71% to   16.46%
December 31, 2006      27 $10.86090 to  $10.90770 $    293   0.00%    1.15%  to   1.80%    8.50% to    8.96%

                               AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008      76 $ 5.56317 to  $ 6.16356 $    463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%
December 31, 2007      60 $12.39320 to  $12.52703 $    749   0.52%    1.15%  to   1.80%   16.94% to   17.69%
December 31, 2006      43 $10.59814 to  $10.64379 $    453   0.00%    1.15%  to   1.80%    6.07% to    6.52%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008     168 $ 9.31057 to  $ 9.43370 $  1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%
December 31, 2007     230 $22.48208 to  $22.70075 $  5,203   0.30%    1.40%  to   1.75%   41.03% to   41.52%
December 31, 2006      42 $15.94128 to  $16.04073 $    676   0.58%    1.40%  to   1.75%   32.27% to   32.72%

                        AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   --------------------------------------------------------------------------------------
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008      43 $ 9.12808 to  $ 9.32157 $    399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%
December 31, 2007       3 $ 9.98048 to  $ 9.98048 $     31   0.00%    1.60%  to   1.60%   -0.18% to   -0.18%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008   4,157 $10.72041 to  $10.78453 $ 44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008       6 $12.00012 to  $12.07153 $     75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                  AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008       3 $12.06868 to  $12.16291 $     41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008       1 $ 6.10058 to  $ 6.11016 $      5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%
                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008       2 $ 5.57715 to  $ 5.57838 $     11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                     FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2010  10,403 $ 9.04060 to  $13.88351 $106,344   3.82%    0.95%  to   2.85%    5.95% to    8.99%
December 31, 2009   2,729 $ 8.39751 to  $12.83927 $ 23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008     486 $ 6.61132 to  $ 6.66608 $  3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                                      A72

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010    791  $11.42102 to  $15.88201 $ 9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009    188  $ 9.46659 to  $12.77276 $ 1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008      4  $ 7.62336 to  $ 7.64561 $    30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                           AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010  5,917  $ 9.19665 to  $13.85815 $62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009  1,375  $ 8.24406 to  $12.35611 $11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008    240  $ 6.66587 to  $ 6.72112 $ 1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010  7,792  $ 9.60436 to  $13.11882 $81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009  1,753  $ 8.79604 to  $11.95029 $15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008    135  $ 7.31182 to  $ 7.37228 $   991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                         AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010  3,330  $ 9.76990 to  $13.68833 $35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009    810  $ 8.78979 to  $12.26108 $ 7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008     61  $ 7.11750 to  $ 7.16470 $   435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010  6,330  $ 9.95339 to  $12.99556 $66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009  2,050  $ 9.13296 to  $11.87199 $19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008    238  $ 7.57974 to  $ 7.64237 $ 1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                         AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010  3,298  $ 9.78877 to  $13.32052 $35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009    504  $ 8.84522 to  $11.98361 $ 4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008     44  $ 7.47127 to  $ 7.53310 $   330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                 PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010     30  $10.86622 to  $10.86622 $   322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009     26  $ 9.08577 to  $ 9.08577 $   238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                                   PROFUND VP CONSUMER GOODS (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010     29  $10.63581 to  $10.63581 $   314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009     26  $ 9.19832 to  $ 9.19832 $   242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010     77  $ 6.53605 to  $ 6.53605 $   503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009     62  $ 5.98047 to  $ 5.98047 $   372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                    PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010     37  $ 9.96007 to  $ 9.96007 $   373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009     32  $ 9.82996 to  $ 9.82996 $   313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                    PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     40  $ 9.09853 to  $11.41249 $   364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009     41  $ 7.46270 to  $ 7.46270 $   304   1.28%    1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008      1  $ 6.10367 to  $ 6.10367 $     6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010      8  $10.53374 to  $10.70104 $    89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009      7  $ 8.37491 to  $ 8.45797 $    62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                   PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010      7  $ 9.90192 to  $ 9.90192 $    71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009     10  $ 8.34400 to  $ 8.34400 $    85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                    PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010     16  $ 8.46186 to  $11.54906 $   133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009     18  $ 6.91515 to  $ 6.96107 $   122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A73

                              AT YEAR ENDED                                   FOR YEAR ENDED
                   ------------------------------------         ---------------------------------------------
                                                          NET   INVESTMENT
                   UNITS               UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)          LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------        ----------------------  ------ ---------- -----------------  ----------------
                                PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010     3          $10.49669 to  $10.49669 $   28    0.00%   1.50%  to   1.50%  23.87% to  23.87%
December 31, 2009     4          $ 8.47414 to  $ 8.47414 $   35    0.00%   1.50%  to   1.50%  24.31% to  24.31%

                                 PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010     2          $10.25585 to  $10.25585 $   25    0.10%   1.50%  to   1.50%  20.30% to  20.30%
December 31, 2009     2          $ 8.52534 to  $ 8.52534 $   20    0.41%   1.50%  to   1.50%  18.62% to  18.62%

                               PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010    28          $ 8.76916 to  $12.16509 $  245    2.84%   1.50%  to   1.55%  13.98% to  21.09%
December 31, 2009    29          $ 7.69379 to  $ 7.69379 $  221   11.48%   1.50%  to   1.50%   5.73% to   5.73%

                                    PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010    30          $ 8.14003 to  $10.77660 $  244    2.49%   1.50%  to   1.90%   3.97% to   7.40%
December 31, 2009    23          $ 7.82890 to  $ 7.88054 $  181    6.24%   1.50%  to   1.90%   8.67% to   9.10%

                                PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010     5          $ 9.43387 to  $ 9.58358 $   46    0.07%   1.50%  to   2.10%  10.86% to  11.51%
December 31, 2009     8          $ 8.51005 to  $ 8.59420 $   65    0.00%   1.50%  to   2.10%  27.07% to  27.82%

                                 PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010    17          $ 8.21947 to  $ 8.21947 $  139    0.96%   1.50%  to   1.50%  11.23% to  11.23%
December 31, 2009    15          $ 7.38987 to  $ 7.38987 $  111    1.33%   1.50%  to   1.50%  17.70% to  17.70%

                               AST BOND PORTFOLIO 2020 (AVAILABLE ON JANUARY 02, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010   331          $ 9.54633 to  $10.66744 $3,199    0.00%   1.30%  to   2.55%   6.10% to  10.41%
December 31, 2009    --          $ 0.00000 to  $ 0.00000 $   --    0.00%   1.30%  to   2.15%  -6.43% to  -5.91%

                       AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010   251          $10.51922 to  $11.58869 $2,684    0.02%   1.15%  to   2.45%   5.50% to  12.43%
December 31, 2009    11          $10.29877 to  $10.30741 $  109    0.00%   1.15%  to   1.80%   1.51% to   1.59%

                      AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010   193          $10.71155 to  $11.33263 $2,096    0.00%   1.15%  to   2.70%   7.43% to  10.05%
December 31, 2009     4          $10.29227 to  $10.29766 $   42    0.00%   1.15%  to   1.55%   2.06% to   2.11%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE ON DECEMBER 14, 2009)
                   ----------------------------------------------------------------------------------
December 31, 2010    85          $11.17366 to  $11.17971 $  945    0.10%   1.35%  to   1.40%  10.68% to  10.74%
December 31, 2009    96          $10.09539 to  $10.09567 $  973    0.00%   1.35%  to   1.40%   0.28% to   0.28%

                               AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    19          $10.52124 to  $10.59081 $  205    0.00%   1.90%  to   2.70%   5.24% to   5.92%

                               AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   396          $10.93130 to  $11.06626 $4,359    0.00%   1.30%  to   2.55%   9.31% to  10.66%

                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    22          $14.22981 to  $14.47992 $  313    0.00%   1.50%  to   1.75%  22.51% to  22.65%

                        WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
                                            (AVAILABLE ON JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    17          $14.36608 to  $14.61842 $  242    0.00%   1.50%  to   1.75%  20.88% to  21.01%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   188          $ 1.95742 to  $ 1.99650 $  368    0.00%   1.50%  to   1.75%  26.08% to  26.21%

                          WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
                                            (AVAILABLE ON JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    --          $12.24453 to  $12.24453 $   --    0.00%   0.00%  to   0.00%  27.64% to  27.64%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010
                   ----------------------------------------------------------------------------------
December 31, 2010     6          $11.79975 to  $11.81311 $   71    0.00%   1.50%  to   1.75%  21.84% to  21.98%

                                      A74

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

        A. MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B. ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

 ASSET-BASED
 CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
 ------------ ----------------------------------------------------------------
    0.55%     Premier Retirement Advisor - No Optional Benefits
    0.95%     Premier Bb Series - No Optional Benefits
              Premier Retirement Advisor - With HAV
    1.15%     Premier B Series - No Optional Benefits
              Premier Retirement Advisor - With HD GRO II OR GRO Plus II
    1.20%     Premier Bb Series with HAV
    1.30%     Premier Bb Series - with HD GRO
              Premier Retirement B - No Optional Benefits
    1.35%     Discovery Choice Basic - No Optional Benefits
              Premier Bb Series - with HAV
    1.40%     No Optional Benefits
                Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
                Strategic Partners Annuity One
                Strategic Partners Annuity One Enhanced - Non Bonus Version

                                      A75

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
             Premier B Series with HAV
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
             Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier B Series with HAV
             Premier Bb Series with LT5 or HD5
             Premier Bb Series with HD GRO
             Premier Bb Series with HD GRO and HAV
             Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
             Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
             Premier Retirement B - With HAV
             Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO and HAV
             Premier L Series with HAV
             Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
             Premier X Series with HAV
             Premier Bb Series with LT5 or HD5 and HAV
             Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
             Premier Retirement X - No Optional Benefits

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
   1.90%     Premier B Series with SLT5
             Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Bb Series with GMIB and HDV or Combo
             Premier X Series with HAV
             Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
             Premier B Series with LT5
             Premier B Series with HD5 and HAV
             Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series
             Premier L Series with HD GRO
             Premier L Series with HD GRO and HAV
             Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and HAV
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier X Series with HD GRO and HAV
             Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
             Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with HD5 and HAV

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------
             Premier L Series with HD GRO and HAV
             Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
             Strategic Partners Plus Enhanced - Bonus Version
             Premier X Series with LT5
             Premier X Series with HD5 and HAV
             Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C. WITHDRAWAL CHARGES

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%--9%. The charge is assessed through the redemption of units.

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the fee is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 1, 2011

                                      A79

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2010 and 2009

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page
Financial Statements                                                     Number
--------------------                                                     ------
Management's Annual Report on Internal Control Over Financial Reporting.   F-2

Report of Independent Registered Public Accounting Firm.................   F-3

Financial Statements:...................................................

Statements of Financial Position - December 31, 2010 and 2009...........   F-4

Statements of Operations and Comprehensive Income.......................
Years ended December 31, 2010, 2009 and 2008............................   F-5

Statements of Stockholder's Equity......................................
Years ended December 31, 2010, 2009 and 2008............................   F-6

Statements of Cash Flows................................................
Years ended December 31, 2010, 2009 and 2008............................   F-7

Notes to Financial Statements...........................................   F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 11, 2011

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2010 and December 31, 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                              2010       2009
                                                                           ---------- ----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2010
  - $ 1,007,655; 2009 - $1,028,386)                                        $1,064,541 $1,054,380
Equity securities available for sale, at fair value (cost, 2010 - $2,301;
  2009 - $4,003)                                                                2,074      3,826
Policy loans                                                                  175,514    169,835
Short-term investments                                                          7,409     27,976
Commercial mortgage loans                                                     182,437    167,935
Other long-term investments                                                    16,913      8,309
                                                                           ---------- ----------
   Total investments                                                        1,448,888  1,432,261
Cash and cash equivalents                                                      87,961     32,601
Deferred policy acquisition costs                                             365,970    305,617
Accrued investment income                                                      16,365     16,833
Reinsurance recoverables                                                      419,858    322,530
Receivables from parent and affiliates                                         25,833     33,511
Deferred sales inducements                                                     51,106     30,265
Other assets                                                                    8,293      4,861
Separate account assets                                                     5,038,051  3,261,890
                                                                           ---------- ----------
TOTAL ASSETS                                                               $7,462,325 $5,440,369
                                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                            $1,053,807 $1,025,018
Future policy benefits and other policyholder liabilities                     503,354    460,433
Cash collateral for loaned securities                                             413     21,132
Securities sold under agreement to repurchase                                   2,957     11,540
Income taxes payable                                                          120,248     97,284
Short-term debt to affiliates                                                      --         --
Payables to parent and affiliates                                               5,837      4,194
Other liabilities                                                             109,969     45,226
Separate account liabilities                                                5,038,051  3,261,890
                                                                           ---------- ----------
TOTAL LIABILITIES                                                          $6,834,636 $4,926,717
                                                                           ---------- ----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized;
  250,000 shares, issued and outstanding)                                       2,000      2,000
Additional paid-in capital                                                    169,742    168,998
Retained earnings                                                             430,663    332,718
Accumulated other comprehensive income                                         25,284      9,936
                                                                           ---------- ----------
TOTAL EQUITY                                                                  627,689    513,652
                                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY                                               $7,462,325 $5,440,369
                                                                           ========== ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                             2010      2009      2008
                                                                           --------  --------  --------
REVENUES

Premiums                                                                   $ 14,733  $ 17,031  $ 14,903
Policy charges and fee income                                                53,446    69,234    75,712
Net investment income                                                        77,044    69,944    68,001
Asset administration fees                                                    11,084     7,114     7,395
Other income                                                                  4,915     4,779     5,154
Realized investment gains/(losses), net;
   Other-than-temporary impairments on fixed maturity securities            (21,166)  (14,461)   (9,149)
   Other-than-temporary impairments on fixed maturity securities
     transferred to Other Comprehensive Income                               18,612     8,391        --
   Other realized investment gains (losses), net                             59,567    19,584   (17,806)
                                                                           --------  --------  --------
       Total realized investment gains (losses), net                         57,015    13,514   (26,955)
                                                                           --------  --------  --------
Total revenues                                                              218,237   181,616   144,210
                                                                           --------  --------  --------

BENEFITS AND EXPENSES

Policyholders' benefits                                                        (198)   26,062    30,454
Interest credited to policyholders' account balances                         37,125    38,735    30,684
Amortization of deferred policy acquisition costs                            12,821    22,842    21,812
General, administrative and other expenses                                   27,002    17,950    35,437
                                                                           --------  --------  --------

Total benefits and expenses                                                  76,750   105,589   118,387
                                                                           --------  --------  --------

Income from operations before income taxes                                  141,487    76,027    25,823

Income Taxes:
   Current                                                                   23,841    20,362     1,033
   Deferred                                                                  19,701       644     3,085
                                                                           --------  --------  --------
Income tax expense                                                           43,542    21,006     4,118
                                                                           --------  --------  --------

NET INCOME                                                                   97,945    55,021    21,705
                                                                           --------  --------  --------

Change in net unrealized investment gains/(losses) and changes in foreign
  currency translation, net of taxes                                         15,348    44,313   (33,826)
                                                                           --------  --------  --------

COMPREHENSIVE INCOME (LOSS)                                                $113,293  $ 99,334  $(12,121)
                                                                           ========  ========  ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Stockholder's Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

                                                                                                 Total
                                                                                              Accumulated
                                                                         Additional              Other
                                                                  Common  Paid-in-  Retained Comprehensive  Total
                                                                  Stock   Capital   Earnings Income (Loss)  Equity
                                                                  ------ ---------- -------- ------------- --------
Balance, December 31, 2007                                        $2,000  $168,998  $252,259   $  3,182    $426,439

Net Income                                                            --        --    21,705         --      21,705

Change in foreign currency
translation adjustments, net
of taxes                                                              --        --        --        (82)        (82)

Change in net unrealized investment gains/(losses), net of taxes      --        --        --    (33,744)    (33,744)
                                                                  ------  --------  --------   --------    --------
Balance, December 31, 2008                                        $2,000  $168,998  $273,964   $(30,644)   $414,318
                                                                  ------  --------  --------   --------    --------

Net income                                                                            55,021                 55,021

Change in foreign currency
translation adjustments, net
of taxes                                                              --        --        --         40          40

Impact of adoption of new guidance for other-than-temporary
  impairments of debt securities, net of taxes                        --        --     3,733     (3,733)         --

Change in net unrealized investment gains/(losses), net of taxes      --        --        --     44,273      44,273
                                                                  ------  --------  --------   --------    --------
Balance, December 31, 2009                                        $2,000  $168,998  $332,718   $  9,936    $513,652
                                                                  ------  --------  --------   --------    --------

Net income                                                                            97,945                 97,945

Affiliated Asset Transfers                                            --       744        --         --         744

Change in foreign currency
translation adjustments, net
of taxes                                                              --        --        --        (22)        (22)

Change in net unrealized investment gains/(losses), net of taxes      --        --        --     15,370      15,370
                                                                  ------  --------  --------   --------    --------
Balance, December 31, 2010                                        $2,000  $169,742  $430,663   $ 25,284    $627,689
                                                                  ======  ========  ========   ========    ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                  2010       2009       2008
                                                                               ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:

   Net income                                                                  $  97,945  $  55,021  $  21,705
   Adjustments to reconcile net income to net cash from (used in)
     operating activities:
       Policy charges and fee income                                             (13,471)   (15,597)   (20,623)
       Interest credited to policyholders' account balances                       37,125     38,735     30,685
       Realized investment losses/(gains), net                                   (57,015)   (13,514)    26,955
       Amortization and other non-cash items                                      (3,906)      (271)    (1,115)
       Change in:
          Future policy benefits and other policyholders' liabilities             90,575     71,430     85,986
          Reinsurance recoverable                                                (97,731)   (65,542)   (66,008)
          Accrued investment income                                                  468     (1,809)      (842)
          Receivables from parent and affiliates                                  (6,108)    15,115     (4,125)
          Payable to parent and affiliates                                         1,643     (5,628)     1,518
          Deferred policy acquisition costs                                      (72,689)   (34,550)   (11,286)
          Income taxes payable                                                    14,700      6,631     (1,323)
          Deferred sales inducements                                             (21,594)    (8,689)    (6,959)
          Other, net                                                              15,508     (8,965)    (7,400)
                                                                               ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                   (14,550)    32,367     47,168
                                                                               ---------  ---------  ---------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:
       Fixed maturities available for sale                                       211,850    254,335    248,848
       Policy loans                                                               17,827     20,554     18,682
       Commercial mortgage loans                                                  28,189     10,212      2,571
       Equity securities                                                           2,000         --         --
   Payments for the purchase of:
       Fixed maturities available for sale                                      (190,281)  (412,550)  (234,739)
       Policy loans                                                              (15,966)   (13,030)   (14,948)
       Commercial mortgage loans                                                 (41,700)   (31,684)   (44,424)
       Equity securities                                                            (158)        --         --
   Notes receivable from parent and affiliates, net                               13,926      2,907     (3,417)
   Other long term investments, net                                               (6,698)       850     (1,870)
   Short term investments, net                                                    20,569    (19,825)     4,227
                                                                               ---------  ---------  ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                    39,558   (188,231)   (25,070)
                                                                               ---------  ---------  ---------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:

   Policyholders' account deposits                                               171,435    335,906    209,422
   Policyholders' account withdrawals                                           (151,600)  (213,085)  (133,752)
   Net change in securities sold under agreement to repurchase and
     cash collateral for loaned securities                                       (29,304)    (5,954)    (2,054)
   Contribution from parent                                                           10         --         --
                                                                               ---------  ---------  ---------
   Net change in financing arrangements (maturities 90 days or less)              39,811      1,787    (59,088)
                                                                               ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES                                              30,352    118,654     14,528
                                                                               ---------  ---------  ---------

   Net increase (decrease) in cash and cash equivalents                           55,360    (37,210)    36,626
   Cash and cash equivalents, beginning of year                                   32,601     69,811     33,185
                                                                               ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                         $  87,961  $  32,601  $  69,811
                                                                               =========  =========  =========

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid                                                           $  28,842  $  14,375  $   5,441
                                                                               ---------  ---------  ---------
   Interest paid                                                               $       4  $       7  $     556
                                                                               ---------  ---------  ---------

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company," is a wholly owned subsidiary of the Pruco Life Insurance Company, or "Pruco Life," which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance." Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in Pruco Life Insurance Company of New Jersey. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements).. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company's investments in debt and equity securities include fixed maturities; equity securities; and short-term investments. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company's adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General, administrative and other expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Other long term investments consist of derivatives, the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Financial Statements. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in
Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended
December 31, 2009, and the adoption did not have a material impact on the Company's financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See "Investments and Investment-Related Liabilities" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company's adoption of this guidance effective September 30, 2008 did not have a material effect on the Company's financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's financial position or results of operations.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective
January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                December 31, 2010
                                                             ------------------------------------------------------
                                                                                                         Other-than-
                                                                          Gross      Gross                temporary
                                                             Amortized  Unrealized Unrealized            impairments
                                                               Cost       Gains      Losses   Fair Value in AOCI (3)
                                                             ---------- ---------- ---------- ---------- -----------
                                                                                 (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies                                   $   34,292  $ 2,199     $   41   $   36,450   $    --
Obligations of U.S. states and their political subdivisions          --       --         --           --        --
Foreign government bonds                                         21,034    1.644         --       22,678        --
Corporate securities                                            707,754   47,472      2,945      752,281       (26)
Asset-backed securities(1)                                       57,808    1,671      5,446       54,033    (8,856)
Commercial mortgage-backed securities                            97,467    5,721         87      103,101        --
Residential mortgage-backed securities (2)                       89,300    6,746         48       95,998      (454)
                                                             ----------  -------     ------   ----------   -------
Total fixed maturities, available for sale                   $1,007,655  $65,453     $8,567   $1,064,541   $(9,336)
                                                             ==========  =======     ======   ==========   =======
Equity securities, available for sale                        $    2,301  $   178     $  405   $    2,074
                                                             ==========  =======     ======   ==========

--------
(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                                                                                December 31, 2009
                                                             ------------------------------------------------------
                                                                                                         Other-than-
                                                                          Gross      Gross                temporary
                                                             Amortized  Unrealized Unrealized            impairments
                                                               Cost       Gains      Losses   Fair Value in AOCI (3)
                                                             ---------- ---------- ---------- ---------- -----------
                                                                                 (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies                                   $   69,978  $   809    $   268   $   70,519  $     --
Obligations of U.S. states and their political subdivisions          --       --         --           --        --
Foreign government bonds                                         22,188    1,232        272       23,148        --
Corporate securities                                            667,718   27,475      5,101      690,092      (681)
Asset-backed securities(1)                                       62,273    1,132      6,560       56,845    (9,940)
Commercial mortgage-backed securities                            91,971    2,220        725       93,466        --
Residential mortgage-backed securities (2)                      114,258    6,465        413      120,310      (626)
                                                             ----------  -------    -------   ----------  --------
Total fixed maturities, available for sale                   $1,028,386  $39,333    $13,339   $1,054,380  $(11,247)
                                                             ==========  =======    =======   ==========  ========
Equity securities, available for sale                        $    4,003  $   129    $   306   $    3,826
                                                             ==========  =======    =======   ==========

--------
(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

                                                  Available for Sale
                                               -------------------------
                                                                Fair
                                               Amortized Cost   Value
                                               -------------- ----------
                                                    (in thousands)
       Due in one year or less                   $   44,597   $   45,431
       Due after one year through five years        302,516      323,819
       Due after five years through ten years       326,528      348,498
       Due after ten years                           89,439       93,660
       Asset-backed securities                       57,808       54,034
       Commercial mortgage-backed securities         97,467      103,101
       Residential mortgage-backed securities        89,300       95,998
                                                 ----------   ----------
          Total                                  $1,007,655   $1,064,541
                                                 ==========   ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                     2010      2009      2008
                                                                                   --------  --------  --------
                                                                                          (in thousands)
Fixed maturities, available for sale:

   Proceeds from sales                                                             $ 35,017  $ 59,587  $206,732
   Proceeds from maturities/repayments                                              157,785   194,623    42,743
   Gross investment gains from sales, prepayments and maturities                      4,160     1,540     1,108
   Gross investment losses from sales and maturities                                    (83)   (3,027)   (2,539)

Fixed maturity and equity security impairments:

   Net writedowns for other-than-temporary impairment losses on fixed maturities
     recognized in earnings (1)                                                    $ (2,554) $ (6,070) $ (9,149)

   Writedowns for other-than-temporary impairment losses on equity securities      $     --  $   (139) $     --

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                               2010
                                                                                                          --------------
                                                                                                          (in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

Balance, beginning of period, January 1, 2009                                                                $    --
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on
  January 1, 2009                                                                                              2,361
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were
  sold during the period                                                                                        (603)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)          --
Credit loss impairment recognized in the current period on securities not previously impaired                  2,557
Additional credit loss impairments recognized in the current period on securities previously impaired          2,563
Increases due to the passage of time on previously recorded credit losses                                        546
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to
  be collected                                                                                                     7
Balance, December 31, 2009                                                                                   $ 7,431
                                                                                                             -------

Balance, beginning of period, January 1, 2010                                                                $ 7,431
                                                                                                             =======
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were
  sold during the period                                                                                      (1,059)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)        (992)
Credit loss impairment recognized in the current period on securities not previously impaired                     --
Additional credit loss impairments recognized in the current period on securities previously impaired          1,965
Increases due to the passage of time on previously recorded credit losses                                        530
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to
  be collected                                                                                                (1,112)
                                                                                                             -------
Balance, December 31, 2010                                                                                   $ 6,763
                                                                                                             =======

(1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Commercial Mortgage Loans

The Company's commercial mortgage loans are comprised as follows at December 31:

                                                          2010                  2009
                                                  --------------------- ---------------------
                                                      Amount     % of       Amount     % of
                                                  (in thousands) Total  (in thousands) Total
                                                  -------------- ------ -------------- ------
Commercial mortgage loans by property type:
Industrial buildings                                 $ 35,745     19.4%    $ 36,102     21.2%
Retail stores                                          36,046     19.6%      36,941     21.7%
Apartments/Multi-family                                25,340     13.8%      15,886      9.3%
Office buildings                                       30,468     16.6%      19,179     11.3%
Hospitality                                            10,273      5.6%      10,399      6.1%
Other                                                  33,834     18.4%      34,902     20.4%
                                                     --------    ------    --------    ------
Total collateralized loans                           $171,706     93.4%    $153,409     90.0%
                                                     ========    ======    ========    ======
Agricultural property loans                            12,140      6.6%      16,905     10.0%
                                                     --------    ------    --------    ------
Total commercial mortgage and agricultural loans     $183,846    100.0%    $170,314    100.0%
                                                     ========    ======    ========    ======
Valuation allowance                                    (1,409)               (2,379)
                                                     --------              --------
Total net commercial mortgage loans                  $182,437              $167,935
                                                     ========              ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in New Jersey (12%) and Florida (11%) at December 31, 2010.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                     2010    2009   2008
                                                    ------  ------ ------
                                                       (in thousands)
       Allowance for losses, beginning of year      $2,379  $1,444 $  560
       Increase/(Decrease) to allowance for losses    (970)    935    884
                                                    ------  ------ ------
       Allowance for losses, end of year            $1,409  $2,379 $1,444
                                                    ======  ====== ======

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

                                                       Commercial Agricultural
                                                        Mortgage    Property
                                                         Loans       Loans      Total
                                                       ---------- ------------ --------
                                                                (in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment   $    424    $    --    $    424
Ending Balance: collectively evaluated for impairment        964         21         985
                                                        --------    -------    --------
Total Ending Balance                                    $  1,388    $    21    $  1,409
                                                        --------    -------    --------

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment                   $  3,847    $    --    $  3,847
Ending balance gross of reserves:
collectively evaluated for impairment                    167,859     12,140     179,999
                                                        --------    -------    --------
Total Ending balance, gross of reserves                 $171,706    $12,140    $183,846
                                                        --------    -------    --------

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.

At December 31, 2010 impaired commercial mortgage loans identified in management's specific review of probable loan losses consisted of Hospitality commercial mortgage loans with a recorded investment of $3.8 million, an unpaid principal balance of $3.8 million and the related allowance for losses was $0.4 million. Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $3.9 million and $2.2 million for the years ended December 31, 2010 and December 31, 2009, repsectively. Net investment income recognized on these loans totaled less than $0.3 million for the years ended December 31, 2010 and December 31, 2009, respectively. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The following tables set forth the credit quality indicators as of December 31, 2010:

Commercial mortgage loans

                                                                    Debt Service Coverage Ratio
                                     -----------------------------------------------------------------------------------------
                                     Greater than                                                        Less than
                                         2.0X     1.8X to 2.0X 1.5X to <1.8X 1.2X to <1.5X 1.0X to <1.2X   1.0X    Grand Total
                                     ------------ ------------ ------------- ------------- ------------- --------- -----------
                                                                    (in thousands)
Loan-to-Value Ratio
0%-49.99%                              $21,321      $13,638       $12,741       $    --       $ 4,346     $   --    $ 52,046
50%-59.99%                                  --       11,267            --            --         3,647         --      14,914
60%-69.99%                               5,000       14,954            --         1,784         9,758         --      31,496
70%-79.99%                               5,000        9,463            --        29,377         9,105      2,365      55,310
80%-89.99%                                  --           --            --        12,409            --         --      12,409
90%-100%                                    --           --            --            --            --      1,684       1,684
Greater than 100%                           --           --            --         3,847            --         --       3,847
                                       -------      -------       -------       -------       -------     ------    --------
   Total Commercial Mortgage Loans     $31,321      $49,322       $12,741       $47,417       $26,856     $4,049    $171,706
                                       =======      =======       =======       =======       =======     ======    ========

Agricultural loans

                                                                  Debt Service Coverage Ratio
                                   -----------------------------------------------------------------------------------------
                                   Greater than                                                        Less than
                                       2.0X     1.8X to 2.0X 1.5X to <1.8X 1.2X to <1.5X 1.0X to <1.2X   1.0X    Grand Total
                                   ------------ ------------ ------------- ------------- ------------- --------- -----------
                                                                  (in thousands)
Loan-to-Value Ratio
0%-49.99%                            $ 3,016      $   960       $ 4,009       $ 2,462       $    --     $   --    $ 10,447
50%-59.99%                                --           --            --            --            --         --          --
60%-69.99%                             1,693           --            --            --            --         --       1,693
70%-79.99%                                --           --            --            --            --         --          --
80%-89.99%                                --           --            --            --            --         --          --
90%-100%                                  --           --            --            --            --         --          --
Greater than 100%                         --           --            --            --            --         --          --
                                     -------      -------       -------       -------       -------     ------    --------
   Total Agricultural Loans          $ 4,709      $   960       $ 4,009       $ 2,462       $    --     $   --    $ 12,140
                                     =======      =======       =======       =======       =======     ======    ========

Commercial mortgage and
Agricultural loans

                                                                  Debt Service Coverage Ratio
                                   -----------------------------------------------------------------------------------------
                                   Greater than                                                        Less than
                                       2.0X     1.8X to 2.0X 1.5X to <1.8X 1.2X to <1.5X 1.0X to <1.2X   1.0X    Grand Total
                                   ------------ ------------ ------------- ------------- ------------- --------- -----------
                                                                  (in thousands)
Loan-to-Value Ratio
0%-49.99%                            $24,337      $14,598       $16,750       $ 2,462       $ 4,346     $   --    $ 62,493
50%-59.99%                                --       11,267            --            --         3,647         --      14,914
60%-69.99%                             6,693       14,954            --         1,784         9,758         --      33,189
70%-79.99%                             5,000        9,463            --        29,377         9,105      2,365      55,310
80%-89.99%                                --           --            --        12,409            --         --      12,409
90%-100%                                  --           --            --            --            --      1,684       1,684
Greater than 100%                         --           --            --         3,847            --         --       3,847
                                     -------      -------       -------       -------       -------     ------    --------
   Total Commercial Mortgage and
     Agricultural Loans              $36,030      $50,282       $16,750       $49,879       $26,856     $4,049    $183,846
                                     =======      =======       =======       =======       =======     ======    ========

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

All commercial mortgage and agricultural property loans are current as of December 31, 2010. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status as of December 31, 2010 include Hospitality commercial mortgage loans with a gross carrying value of $3.8 million. See Note 2 for further discussion regarding loans on nonaccrual status.

Other Long term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                       2010    2009
                                                      ------- ------
                                                      (in thousands)
           Company's investment in Separate accounts  $ 1,893 $2,213
           Joint ventures and limited partnerships     15,020  6,096
           Derivatives /(1)/                               --     --
                                                      ------- ------
           Total other long- term investments         $16,913 $8,309
                                                      ------- ------

(1) Derivative balances of ($0.9) million and ($3.5) million at December 31, 2010 and 2009, respectively, were reclassed to Other Liabilities.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                   2010     2009     2008
                                                 -------  -------  -------
                                                       (in thousands)
    Fixed maturities, available for sale         $57,502  $53,615  $52,035
    Equity securities, available for sale            148      218      263
    Commercial mortgage loans                     11,264    9,822    8,216
    Policy loans                                   9,363    9,177    9,187
    Short-term investments and cash equivalents      129      434    1,455
    Other long-term investments                    1,691     (666)      (2)
                                                 -------  -------  -------
    Gross investment income                       80,097   72,600   71,154
    Less investment expenses                      (3,053)  (2,656)  (3,153)
                                                 -------  -------  -------
    Net investment income                        $77,044  $69,944  $68,001
                                                 =======  =======  =======

Carrying value for non-income producing assets included in fixed maturities totaled $0 million and $2 million as of December 31, 2010 and December 31, 2009, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2010     2009     2008
                                                 ------- -------  --------
                                                       (in thousands)
    Fixed maturities                             $ 1,523 $(7,557) $(10,575)
    Equity securities                                139    (138)       --
    Commercial mortgage loans                        970    (935)     (884)
    Short-term investments and cash equivalents        5      --        --
    Joint ventures and limited partnerships           --    (124)       --
    Derivatives                                   54,378  22,268   (15,496)
                                                 ------- -------  --------
    Realized investment gains/(losses), net      $57,015 $13,514  $(26,955)
                                                 ======= =======  ========

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:3

  Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                 Accumulated
                                                                                                    Other
                                                                                                Comprehensive
                                                       Net      Deferred                        Income (Loss)
                                                   Unrealized    Policy    Policy    Deferred   Related To Net
                                                      Gains    Acquisition Holders  Income Tax    Unrealized
                                                   (Losses) On  Costs and  Account  (Liability)   Investment
                                                   Investments Other Costs Balance    Benefit   Gains (Losses)
                                                   ----------- ----------- -------  ----------- --------------
                                                                         (in thousands)
Balance, December 31, 2008                          $     --     $    --   $    --    $    --      $    --
Cumulative impact of the adoption of new
  authoritative guidance on January 1, 2009           (4,049)        290        --      1,316       (2,443)
Net investment gains (losses) on investments
  arising during the period                            4,471          --        --     (1,565)       2,906
Reclassification adjustment for OTTI losses
  included in net income                               5,080          --        --     (1,778)       3,302
Reclassification adjustment for OTTI losses
  excluded from net income (1)                       (11,483)         --        --      4,019       (7,464)
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs             --       3,363        --     (1,177)       2,186
Impact of net unrealized investment (gains)
  losses on Policyholder account balance                  --          --    (1,383)       484         (899)
                                                    --------     -------   -------    -------      -------
Balance, December 31, 2009                          $ (5,981)    $ 3,653   $(1,383)   $ 1,299      $(2,412)
                                                    ========     =======   =======    =======      =======

Net investment gains (losses) on investments
  arising during the period                             (821)         --        --        287         (534)
Reclassification adjustment for OTTI losses
  included in net income                               2,504          --        --       (877)       1,627
Reclassification adjustment for OTTI losses
  excluded from net income (1)                           (11)         --        --          4           (7)
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition and other
  costs                                                   --      (1,382)       --        484         (898)
Impact of net unrealized investment (gains)
  losses on policyholders' account balances               --          --       597       (209)         388
                                                    --------     -------   -------    -------      -------
Balance, December 31, 2010                          $ (4,309)    $ 2,271   $  (786)   $   988      $(1,836)
                                                    ========     =======   =======    =======      =======

--------
(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

  All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                        Accumulated
                                                                                                           Other
                                                                                                       Comprehensive
                                                                     Deferred                          Income (Loss)
                                                    Net Unrealized    Policy     Policy    Deferred    Related To Net
                                                    Gains (Losses)  Acquisition Holders   Income Tax     Unrealized
                                                          On         Costs and  Account   (Liability) Investment Gains
                                                    Investments (1) Other Costs Balances    Benefit       (Losses)
                                                    --------------- ----------- --------  ----------- ----------------
                                                                              (in thousands)
Balance, December 31, 2007                             $  5,827      $ (1,183)  $     85   $ (1,655)      $  3,074
Net investment (losses) on investments arising
  during the period                                     (87,322)           --         --     30,563        (56,759)
Reclassification adjustment for (losses) included
  in net income                                          10,575            --         --     (3,702)         6,873
Impact of net unrealized investment gains on
  deferred policy acquisition and other costs                --        42,376         --    (14,832)        27,544
Impact of net unrealized investment gains on
  policyholders' account balances                            --            --    (17,542)     6,140        (11,402)
                                                       --------      --------   --------   --------       --------
Balance, December 31, 2008                             $(70,920)     $ 41,193   $(17,457)  $ 16,514       $(30,670)
Cumulative impact of the adoption of new
  authoritative guidance on January 1, 2009              (2,016)           33         --        694         (1,289)
Net investment gains (losses) on investments
  arising during the period                              91,116            --         --    (31,891)        59,225
Reclassification adjustment for gains (losses)
  included in net income                                  2,616            --         --       (916)         1,700
Reclassification adjustment for OTTI losses
  excluded from net income (2)                           11,483            --         --     (4,019)         7,464
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition and other
  costs                                                      --       (60,878)        --     21,307        (39,571)
Impact of net unrealized investment (gains)
  losses on policyholders' account balances                  --            --     23,727     (8,304)        15,423
                                                       --------      --------   --------   --------       --------
Balance, December 31, 2009                             $ 32,279      $(19,652)  $  6,270   $ (6,615)      $ 12,282
Net investment gains (losses) on investments
  arising during the period                              24,868            --         --     (8,703)        16,165
Reclassification adjustment for (gains) losses
  included in net income                                  4,166            --         --     (1,458)         2,708
Reclassification adjustment for OTTI losses
  excluded from net income (2)                               11            --         --         (4)             7
Impact of net unrealized investment gains (
  losses) on deferred policy acquisition and other
  costs                                                      --       (11,002)        --      3,851         (7,151)
Impact of net unrealized investment (gains)
  losses on policyholders' account balances                  --            --      4,716     (1,651)         3,065
                                                       --------      --------   --------   --------       --------
Balance, December 31, 2010                             $ 61,324      $(30,654)  $ 10,986   $(14,580)      $ 27,076
                                                       ========      ========   ========   ========       ========

(1)  Include cash flow hedges. See Note 11 for information on cash flow hedges.
(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                     December 31, December 31,
                                                                         2010         2009
                                                                     ------------ ------------
                                                                          ( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized    $(4,309)     $(5,981)
Fixed maturity securities, available for sale - all other              $61,195      $31,975
Equity securities, available for sale                                     (227)        (177)
Derivatives designated as cash flow hedges/(1)/                         (1,100)        (675)
Other investments                                                        1,456        1,156
                                                                       -------      -------
Net unrealized gain/(losses) on investments                            $57,015      $26,298
                                                                       =======      =======

--------
(1)  See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                                     December 31, 2010
                                                             -------------------------------------------------------------------
                                                             Less than twelve months Twelve months or more         Total
                                                             ----------------------- --------------------- ---------------------
                                                                         Unrealized             Unrealized            Unrealized
                                                             Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                                             ----------  ----------  ---------- ---------- ---------- ----------
                                                                                      (in thousands)
Fixed maturities available for sale

U.S. Treasury securities and obligations of U.S. government
  authorities and agencies                                    $ 2,078      $   41     $    --     $   --    $  2,078    $   41
Obligations of U.S. states and their political subdivisions        --          --          --         --          --        --
Foreign government bonds                                           --          --          --         --          --        --
Corporate securities                                           73,679       2,524       6,545        421      80,224     2,945
Commercial mortgage-backed securities.                          7,148          87          --         --       7,148        87
Asset-backed securities                                        10,608         169      16,442      5,277      27,050     5,446
Residential mortgage-backed securities                          3,219          48          --         --       3,219        48
                                                              -------      ------     -------     ------    --------    ------
   Total                                                      $96,732      $2,869     $22,987     $5,698    $119,719    $8,567
                                                              =======      ======     =======     ======    ========    ======

                                                                          December 31, 2009
                                                  ----------------------------------------------------------------------
                                                  Less than twelve months Twelve months or more(1)         Total
                                                  ----------------------- ------------------------ ---------------------
                                                              Unrealized               Unrealized             Unrealized
                                                  Fair Value    Losses    Fair Value     Losses    Fair Value   Losses
                                                  ----------  ----------  ----------   ----------  ---------- ----------
                                                                           (in thousands)
Fixed maturities available for sale

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies              $  9,622     $  268     $    --       $   --     $  9,622   $   268
Obligations of U.S. states and their political
  subdivisions                                           --         --          --           --           --        --
Foreign government bonds                              6,719        272          --           --        6,719       272
Corporate securities                                135,989      2,372      49,634        2,729      185,623     5,101
Commercial mortgage-backed securities.               27,213        337       9,031          388       36,244       725
Asset-backed securities                               4,966      2,012      20,868        4,548       25,834     6,560
Residential mortgage-backed securities                5,786        413          --           --        5,786       413
                                                   --------     ------     -------       ------     --------   -------
   Total                                           $190,295     $5,674     $79,533       $7,665     $269,828   $13,339
                                                   ========     ======     =======       ======     ========   =======

(1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The gross unrealized losses at December 31, 2010 and 2009 are composed of $6 million and $7 million related to high or highest quality securities based on NAIC or equivalent rating and $3 million and $6 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2010, $5 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $6 million at December 31, 2009 that represented declines in value of greater than 20%, $0.5 million of which had been in that position for less than six months. At December 31, 2010, the $6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company's corporate securities. At December 31, 2009, the $8 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:

                                                             December 31 30, 2010
                                       -------------------------------------------------------------------
                                       Less than twelve months Twelve months or more         Total
                                       ----------------------- --------------------- ---------------------
                                                   Unrealized             Unrealized            Unrealized
                                       Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                       ----------  ----------  ---------- ---------- ---------- ----------
                                                                (in thousands)
Equity Securities, available for sale    $  255       $245       $1,536      $160      $1,791      $405
                                         ======       ====       ======      ====      ======      ====

                                                               December 31, 2009
                                       -------------------------------------------------------------------
                                       Less than twelve months Twelve months or more         Total
                                       ----------------------- --------------------- ---------------------
                                                   Unrealized             Unrealized            Unrealized
                                       Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                       ----------  ----------  ---------- ---------- ---------- ----------
                                                                (in thousands)
Equity Securities, available for sale    $1,861       $ --       $1,389      $306      $3,250      $306
                                         ======       ====       ======      ====      ======      ====

At December 31, 2010, $245 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of September 30, 2010 and December 31, 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or December 31, 2009.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                               2010    2009
                                                              ------  -------
                                                              ( in thousands)
   Fixed maturity securities, available for sale - all other   3,314   31,727
                                                              ------  -------
   Total securities pledged                                   $3,314  $31,727
                                                              ======  =======

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $3.4 million. Of this amount, $3.0 million was "Securities sold under agreements to repurchase" and $0.4 million was "Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $33 million. Of this amount, $12 million was "Securities sold under agreements to repurchase" and $21 million was "Cash collateral for loaned securities."

Fixed maturities of $0.5 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                           2010      2009      2008
                                                         --------  --------  --------
                                                                (in thousands)
Balance, beginning of year                               $305,617  $326,806  $273,144
Capitalization of commissions, sales and issue expenses    85,510    57,391    49,675
Amortization                                              (12,821)  (22,842)  (38,389)
Change in unrealized investment gains/(losses)            (12,336)  (55,738)   42,376
                                                         --------  --------  --------
Balance, end of year                                     $365,970  $305,617  $326,806
                                                         ========  ========  ========

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or "PARCC," Prudential Arizona Reinsurance Term Company, or "PAR TERM" as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization was $29 million, $15 million and $20 million in 2010, 2009 and 2008, respectively. Ceded amortization relating to this treaty included amounted to $9 million, $8 million and $4 million in 2010, 2009 and 2008, respectively.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                   2010      2009
                                                 --------  --------
                                                   (in thousands)
            Life insurance                       $534,286  $451,254
            Individual and group annuities          6,149     6,140
            Policy claims and other liabilities   (37,081)    3,039
                                                 --------  --------
            Total future policy benefits         $503,354  $460,433
                                                 ========  ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50 %.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.32% to 8.75%, with 5.6% of the reserves based on an interest rate in excess of 8%. Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.77% to 6.21%.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31 are as follows:

                                                    2010       2009
                                                 ---------- ----------
                                                    (in thousands)
          Interest-sensitive life contracts      $  723,533 $  677,220
          Individual annuities                      210,671    247,076
          Guaranteed interest accounts               38,713     37,418
          Other                                      80,890     63,304
                                                 ---------- ----------
          Total policyholders' account balances   1,053,807 $1,025,018
                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.90%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.25% to 5.25%. Interest crediting rates range from 1.00% to 3.50% for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential Arizona Reinsurance Captive Company, or "PARCC", Pruco Life, Pruco Reinsurance, Ltd., or "Pruco Re", and Prudential Arizona Reinsurance Term Company, or "PAR TERM", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                     2010       2009       2008
                                                  ---------  ---------  ---------
                                                           (in thousands)
Gross premiums and policy charges and fee income  $ 283,990  $ 267,109  $ 256,765
Reinsurance ceded                                  (215,811)  (180,844)  (166,150)
                                                  ---------  ---------  ---------
Net premiums and policy charges and fee income    $  68,179  $  86,265  $  90,615
                                                  =========  =========  =========
Policyholders' benefits ceded                     $  95,634  $  81,364  $  85,156
                                                  =========  =========  =========
Realized capital gains (losses) ceded, net        $    (407) $ (44,367) $  48,774
                                                  =========  =========  =========

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2010 and 2009 were $420 million and $323 million, respectively.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

The gross and net amounts of life insurance in force at December 31, were as follows:

                                       2010          2009          2008
                                   ------------  ------------  ------------
                                                (in thousands)
    Gross life insurance in force  $ 96,896,483  $ 95,400,464  $ 89,008,979
    Reinsurance ceded               (86,500,898)  (86,036,509)  (80,943,597)
                                   ------------  ------------  ------------
    Net life insurance in force    $ 10,395,585  $  9,363,955  $  8,065,382
                                   ============  ============  ============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                    December 31, 2010                      December 31, 2009
                                         ---------------------------------------- -----------------------------------
                                                               At Annuitization / In the Event of  At Annuitization /
                                         In the Event of Death  Accumulation (1)       Death        Accumulation (1)
                                         --------------------- ------------------ ---------------- ------------------
                                                      (in thousands)                        (in thousands)
Variable Annuity Contracts

Return of Net Deposits
Account value                                 $1,973,903                  N/A        $ 843,318               N/A
Net amount at risk                            $    8,252                  N/A        $  24,037               N/A

Average attained age of contractholders         60 years                  N/A         61 years               N/A

Minimum return or contract value
Account value                                 $1,036,830          $ 2,392,669        $ 688,296         $ 930,306
Net amount at risk                            $   36,926          $    65,120        $  79,173         $  58,517
Average attained age of contractholders         64 years             59 years         65 years          60 years
Average period remaining until earliest                                                                     2.58
  expected annuitization                             N/A           1.58 years              N/A             years
--------
(1)Includes income and withdrawal as described herein

                                           Unadjusted Value      Adjusted Value   Unadjusted Value   Adjusted Value
                                         --------------------- ------------------ ---------------- ------------------
Market value adjusted annuities

Account value...........................      $   15,104          $    15,827        $  16,135         $  17,049

                                                           December 31, 2010 December 31, 2009
                                                           ----------------- -----------------
                                                                  In the Event of Death
                                                           -----------------------------------
                                                                     (in thousands)
Variable Life, Variable Universal Life and Universal Life
  Contracts

No Lapse Guarantees
Separate account value                                        $  569,060        $  508,351
General account value                                         $  194,596        $  171,525
Net amount at risk                                            $6,039,086        $6,080,255
Average attained age of contractholders                         49 years          48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2010 December 31, 2009
                                ----------------- -----------------
                                          (in thousands)
            Equity funds           $1,677,692        $  812,314
            Bond funds                968,140           301,614
            Money market funds        165,075           181,001
                                   ----------        ----------
               Total               $2,810,907        $1,294,929
                                   ==========        ==========

In addition to the above mentioned amounts invested in separate account investment options, $199.8 million and $236.7 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2010 and 2009, respectively.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                         GMIWB -
                                                             GMDB                GMIB     GMAB      Total
                                               -------------------------------  ------  --------  --------
                                                        Variable Life, Variable
                                               Variable    Universal Life &
                                               Annuity      Universal Life      Variable Annuity
                                               -------- ----------------------- ----------------  --------
                                                                      (in thousands)
Balance as of January 1, 2008                  $   846          $ 6,599         $  416  $  3,087  $ 10,948
       Incurred guarantee benefits /(1)/         5,636            4,677          1,386    60,816    72,515
       Paid guarantee benefits                    (889)              --             --        --      (889)
                                               -------          -------         ------  --------  --------
Balance as of December 31, 2008                $ 5,593          $11,276         $1,802  $ 63,903  $ 82,574
       Incurred guarantee benefits /(1)/        (1,821)           6,217           (489)  (66,315)  (62,408)
       Paid guarantee benefits                  (2,288)            (250)            --        --    (2,538)
                                               -------          -------         ------  --------  --------
   Balance as of December 31, 2009             $ 1,484          $17,243         $1,313  $ (2,412) $ 17,628
       Incurred guarantee benefits /(1)/           217            1,143            (77)  (38,904)  (37,621)
       Paid guarantee benefits                    (861)              --             --        --      (861)
                                               -------          -------         ------  --------  --------
Balance as of December 31, 2010                $   840          $18,386         $1,236   (41,316)  (20,854)
                                               =======          =======         ======  ========  ========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                       2010     2009     2008
                                                     -------  -------  -------
                                                           (in thousands)
 Balance, beginning of year                          $30,265  $28,015  $21,957
 Capitalization                                       21,594    8,689    6,959
 Amortization                                           (705)  (4,663)    (901)
 Change in unrealized investment gains and (losses)      (48)  (1,776)      --
                                                     -------  -------  -------
 Balance, end of year                                 51,106   30,265   28,015
                                                     =======  =======  =======

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $52 million, $4 million, and $(22) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory surplus of the Company amounted to $216 million and $160 million at December 31, 2010 and 2009, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $49 million capacity to pay a dividend in 2011 without prior approval. The Company did not pay any dividends in 2010.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2010    2009     2008
                                                                         ------- ------- --------
                                                                              (in thousands)
Current tax expense (benefit):
   U.S.                                                                  $23,841 $20,362 $  1,033
                                                                         ------- ------- --------
   Total                                                                  23,841  20,362    1,033
                                                                         ------- ------- --------

Deferred tax expense (benefit):
   U.S.                                                                   19,701     644    3,085
                                                                         ------- ------- --------
   Total                                                                  19,701     644    3,085
                                                                         ------- ------- --------

Total income tax expense (benefit) on income from continuing operations  $43,542 $21,006 $  4,118
   Other comprehensive income (loss)                                       8,264  21,850  (18,213)
   Cumulative effect of changes in accounting policy                          --   2,010       --
                                                                         ------- ------- --------
Total income tax expense (benefit) on continuing operations              $51,806 $44,866 $ 14,095
                                                                         ======= ======= ========

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $141.5 million, $76.0 million and $25.8 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                           2010     2009     2008
                                                                         -------  -------  -------
                                                                               (in thousands)
Expected federal income tax expense (benefit)                            $49,520  $26,610  $ 9,038
Non-taxable investment income                                             (4,449)  (3,240)  (4,573)
Tax Credits                                                                 (362)    (195)      --
Expiration of statute of limitations and related interest                     --   (2,695)      --
Other                                                                     (1,167)     526     (347)
                                                                         -------  -------  -------
Total income tax expense (benefit) on income from continuing operations  $43,542  $21,006  $ 4,118
                                                                         =======  =======  =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2010      2009
                                                  ---------  --------
                                                     (in thousands)
          Deferred tax assets
             Investments                          $      --  $  5,219
             Other                                    7,252     7,222
                                                  ---------  --------
             Deferred tax assets                  $   7,252  $ 12,441
                                                  ---------  --------

          Deferred tax liabilities
             Insurance reserves                   $  14,489  $ 21,398
             Deferred acquisition costs              85,442    67,816
             Investments                              1,159        --
             Net Unrealized gains on securities      20,341     9,441
                                                  ---------  --------
             Deferred tax liabilities             $ 121,431    98,655
                                                  ---------  --------

          Net deferred tax asset (liability)      $(114,179) $(86,214)
                                                  =========  ========

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the periods indicated are as follows:

                                                                                    Unrecognized    Total
                                                                      Unrecognized  tax benefits unrecognized
                                                                      tax benefits    2002 and   tax benefits
                                                                      prior to 2002   forward     all years
                                                                      ------------- ------------ ------------
                                                                                  (in thousands)
Amounts as of December 31, 2007                                          $ 3,596      $ 1,470      $ 5,066
Increases in unrecognized tax benefits taken in prior period                  --           47           47
(Decreases) in unrecognized tax benefits taken in prior period                --           --           --
                                                                         -------      -------      -------
Amounts as of December 31, 2008                                          $ 3,596      $ 1,517      $ 5,113
Increases in unrecognized tax benefits taken in prior period                  --           --           --
(Decreases) in unrecognized tax benefits taken in prior period                --         (210)        (210)
Settlements with taxing authorities                                           --           --           --
(Decreases) in unrecognized tax benefits as a result of lapse of the
  applicable statute of limitations                                       (2,107)          --       (2,107)
                                                                         -------      -------      -------
Amounts as of December 31, 2009                                          $ 1,489        1,307        2,796
Increases in unrecognized tax benefits taken in prior period                  --           --
(Decreases) in unrecognized tax benefits taken in prior period                --       (1,177)      (1,177)
                                                                         -------      -------      -------
Amounts as of December 31, 2010                                          $ 1,489          130      $ 1,619
                                                                         =======      =======      =======

Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2008                      $ 3,596      $    --      $ 3,596
                                                                         =======      =======      =======
Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2009                      $ 1,489      $    --      $ 1,489
                                                                         =======      =======      =======
Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2010                      $ 1,489      $    --      $ 1,489
                                                                         =======      =======      =======

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended
December 31, are as follows:

                                                                                            2010    2009  2008
                                                                                          -------  ------ ----
                                                                                             (in thousands)
Interest and penalties recognized in the statements of operations                         $(1,100) $  400 $100
Interest and penalties recognized in liabilities in the statements of financial position  $    --  $1,100 $700

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $3 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 14, 2011, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive ("IDD") stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company's 2008, 2009 or 2010 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or auto loans, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities. As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 was $14.2 million included in Fixed Maturities Available for Sale - Asset-Backed Securities.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                      As of December 31, 2010
                                                             ----------------------------------------
                                                             Level 1   Level 2    Level 3     Total
                                                             -------- ---------- --------  ----------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies                                   $     -- $   36,450 $     --  $   36,450
Foreign government bonds                                           --     22,678       --      22,678
Corporate securities                                               --    748,645    3,636     752,281
Asset-backed securities                                            --     37,414   16,619      54,033
Commercial mortgage-backed securities                              --    103,101       --     103,101
Residential mortgage-backed securities                             --     95,998       --      95,998
                                                             -------- ---------- --------  ----------
   Sub-total                                                       --  1,044,286   20,254   1,064,541
Equity securities, available for sale                             283      1,536      255       2,074
Short-term investments                                            359      7,050       --       7,409
Cash equivalents                                                5,000     23,383       --      28,383
Other long-term investments                                        --         --       --          --
Other assets                                                       --      2,792   16,996      19,788
                                                             -------- ---------- --------  ----------
   Sub-total excluding separate account assets                    642  1,079,047   37,505   1,122,125
Separate account assets (1)                                   132,005  4,900,653    5,393   5,038,051
                                                             -------- ---------- --------  ----------
   Total assets                                              $132,647 $5,979,700 $ 42,898  $6,160,176
                                                             ======== ========== ========  ==========
Other liabilities                                                  --        898       --         898
Future policy benefits                                             --         --  (41,316)    (41,316)
                                                             -------- ---------- --------  ----------
   Total liabilities                                         $     -- $      898 $(41,316) $  (40,418)
                                                             ======== ========== ========  ==========

                                                                   As of December 31, 2009 (2)
                                                             --------------------------------------
                                                             Level 1  Level 2   Level 3     Total
                                                             ------- ---------- -------  ----------
                                                                         (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies                                   $    -- $   70,519 $    --  $   70,519
Foreign government bonds                                          --     23,148      --      23,148
Corporate securities                                              --    687,694   2,398     690,092
Asset-backed securities                                           --     31,586  25,259      56,845
Commercial mortgage-backed securities                             --     93,466      --      93,466
Residential mortgage-backed securities                            --    120,310      --     120,310
                                                             ------- ---------- -------  ----------
   Sub-total                                                      --  1,026,723  27,657   1,054,380
Equity securities, available for sale                             --      3,250     576       3,826
Short-term investments                                            17     27,959      --      27,976
Cash equivalents                                                  --     30,483      --      30,483
Other assets                                                      --      3,019  16,039      19,058
                                                             ------- ---------- -------  ----------
   Sub-total excluding separate account assets                    17  1,091,434  44,272   1,135,723
Separate account assets (1)                                   48,582  3,208,204   5,104   3,261,890
                                                             ------- ---------- -------  ----------
   Total assets                                              $48,599 $4,299,638 $49,376  $4,397,613
                                                             ======= ========== =======  ==========
Future policy benefits                                            --         --  (2,412)     (2,412)
Other liabilities                                                 --      3,442      67       3,509
                                                             ------- ---------- -------  ----------
   Total liabilities                                         $    -- $    3,442 $(2,345) $    1,097
                                                             ======= ========== =======  ==========

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

All of the Company's derivative positions are traded in the over-the-counter
(OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility and are classified as Level 2.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. To reflect the market's perception of its non-performance risk the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the year ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                          Year Ended December 31, 2010
                                                                  -------------------------------------------
                                                                                 Fixed
                                                                     Fixed    Maturities,
                                                                  Maturities,  Available
                                                                   Available  For Sale -    Equity
                                                                  For Sale -    Asset-    Securities,
                                                                   Corporate    Backed     Available   Other
                                                                  Securities  Securities   for Sale    Assets
                                                                  ----------- ----------- ----------- -------
                                                                                       (in thousands)
Fair value, beginning of period                                     $2,398     $ 25,259      $ 576    $16,039
   Total gains or (losses) (realized/unrealized):
       Included in earnings:
          Realized investment gains (losses), net                        8         (139)        --       (443)
          Asset management fees and other income                        --           --         --         --
       Included in other comprehensive income (loss)                   514       (1,258)      (374)       263
Net investment income                                                   34          164         --         --
Purchases, sales, issuances, and settlements                          (149)       9,049         53      1,137
Foreign currency translation                                            --           --         --         --
Transfers into Level 3 (2)                                             957           --         --         --
Transfers out of Level 3 (2)                                          (127)     (16,456)        --         --
                                                                    ------     --------      -----    -------
Fair value, end of period                                           $3,636     $ 16,619      $ 255    $16,996
                                                                    ======     ========      =====    =======
Unrealized gains (losses) for the period relating to those Level
  3 assets that were still held at the end of the period (3):
       Included in earnings:
          Realized investment gains (losses), net:                  $   10     $    (41)     $  --    $  (303)
          Asset management fees and other income                    $   --     $     --      $  --    $    --
          Interest credited to policyholder account
            balances                                                $   --     $     --      $  --    $    --
       Included in other comprehensive income (loss)                $  514     $ (1,258)     $(374)   $   263

                                                                                              Future
                                                                               Separate       Policy     Other
                                                                          Account Assets (1) Benefits Liabilities
                                                                          ------------------ -------- -----------
                                                                                (in thousands)
Fair value, beginning of period                                                 $5,104       $ 2,412      (67)
   Total gains or (losses) (realized/unrealized):
       Included in earnings:
          Realized investment gains (losses), net                                   --        47,655       67
          Asset management fees and other income                                    --            --       --
          Interest credited to policyholder account balances                       289            --       --
       Included in other comprehensive income                                       --            --       --
   Net investment income                                                            --            --       --
   Purchases, sales, issuances, and settlements                                     --        (8,751)      --
   Foreign Currency Translation                                                     --            --       --
   Transfers into Level 3 (2)                                                       --            --       --
   Transfers out of Level 3 (2)                                                     --            --       --
                                                                                ------       -------      ---
Fair value, end of period                                                       $5,393       $41,316      (67)
                                                                                ======       =======      ===
Unrealized gains(losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
       Included in earnings:
          Realized investment gains (losses), net                               $   --       $ 8,290       70
          Asset management fees and other income                                $   --       $    --       --
          Interest credited to policyholder account balances                    $  289       $    --       --
       Included in other comprehensive income                                   $   --       $    --       --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities totaled $15.3 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                                                   Year Ended December 31, 2009
                                                                           --------------------------------------------
                                                                                          Fixed
                                                                              Fixed    Maturities,
                                                                           Maturities,  Available
                                                                            Available  For Sale -    Equity
                                                                           For Sale -    Asset-    Securities,
                                                                            Corporate    Backed     Available   Other
                                                                           Securities  Securities   for Sale    Assets
                                                                           ----------- ----------- ----------- --------
                                                                                                (in thousands)
Fair value, beginning of period                                              $  266      $ 5,732      $121     $ 58,880
   Total gains or (losses) (realized/unrealized):
       Included in earnings:
          Realized investment gains (losses), net                              (506)      (1,634)       --      (44,396)
          Asset management fees and other income                                 --           --        --           --
       Included in other comprehensive income (loss)                            449        9,708       455          590
   Net investment income                                                         (1)         121        --           --
   Purchases, sales, issuances, and settlements                                (169)      (1,780)       --          965
   Foreign currency translation                                                  --           --        --           --
   Transfers into Level 3 (2)                                                 2,413       13,858        --           --
   Transfers out of Level 3 (2)                                                 (54)        (746)       --           --
                                                                             ------      -------      ----     --------
Fair value, end of period                                                    $2,398      $25,259      $576     $ 16,039
                                                                             ======      =======      ====     ========
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
       Included in earnings:
          Realized investment gains (losses), net:                           $ (506)     $(1,383)     $ --     $(43,833)
          Asset management fees and other income                             $   --      $    --      $ --     $     --
          Interest credited to policyholder account                          $   --      $    --      $ --     $     --
       Included in other comprehensive income (loss)                         $  447      $ 9,605      $455     $    590

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                          Year Ended December 31, 2009
                                                                   -----------------------------------------
                                                                   Separate Account Future Policy    Other
                                                                      Assets (1)      Benefits    Liabilities
                                                                   ---------------- ------------- -----------
                                                                           (in thousands)
Fair value, beginning of period                                        $ 6,494        $(63,903)     (4,272)
   Total gains or (losses) (realized/unrealized):
       Included in earnings:
          Realized investment gains (losses), net                           --          69,126       4,205
          Interest credited to policyholder account                     (1,335)             --          --
       Included in other comprehensive income                               --              --          --
   Net investment income                                                    --              --          --
   Purchases, sales, issuances, and settlements                             38          (2,811)         --
   Transfers into Level 3 (2)                                               --              --          --
   Transfers out of Level 3 (2)                                            (93)             --          --
                                                                       -------        --------      ------
Fair value, end of period                                              $ 5,104        $  2,412         (67)
                                                                       =======        ========      ======

Unrealized gains(losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
       Included in earnings:
          Realized investment gains (losses), net                      $    --        $ 68,705       4,208
          Interest credited to policyholder account                    $(1,335)       $     --          --
       Included in other comprehensive income                          $    --        $     --          --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $16 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                         Year Ended December 31, 2008
                                                                ---------------------------------------------
                                                                Fixed Maturities,  Equity Securities,  Other
                                                                Available For Sale Available for Sale  Assets
                                                                ------------------ ------------------ -------
                                                                                (in thousands)
Fair value, beginning of period                                      $ 23,659           $ 2,271       $ 3,079
   Total gains or (losses) (realized/unrealized):                          --                --            --
       Included in earnings:                                               --                --            --
          Realized investment gains (losses), net                         (55)               --        48,957
          Interest credited to policyholder account                        --                --            --
       Included in other comprehensive income (loss)                   (3,365)             (422)         (338)
   Net investment income                                                    9                --            --
   Purchases, sales, issuances, and settlements                         2,143                --           758
   Foreign currency translation                                            --                --            --
   Transfers into (out of) Level 3 (2)                                (16,393)           (1,728)        6,424
                                                                     --------           -------       -------
Fair value, end of period                                            $  5,998           $   121       $58,880
                                                                     ========           =======       =======

Unrealized gains (losses) for period relating to those Level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:
          Realized investment gains (losses), net                    $    (32)          $    --       $49,013
          Interest credited to policyholder account                  $     --           $    --       $    --
       Included in other comprehensive income (loss)                 $ (1,591)          $  (327)      $  (338)

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                           Year Ended December 31, 2008
                                                                    -----------------------------------------
                                                                                                      Other
                                                                    Separate Account Future Policy  Long-term
                                                                       Assets (1)      Benefits    Investments
                                                                    ---------------- ------------- -----------
                                                                            (in thousands)
Fair value, beginning of period                                         $ 7,716        $ (3,087)     $  (279)
   Total gains or (losses) (realized/unrealized):                            --              --           --
       Included in earnings:                                                 --              --           --
          Realized investment gains (losses), net                            --         (59,506)      (3,993)
          Interest credited to policyholder account                      (1,222)             --           --
       Included in other comprehensive income                                --              --           --
   Net investment income                                                     --              --           --
   Purchases, sales, issuances, and settlements                              --          (1,309)          --
   Transfers into (out of) Level 3 (2)                                       --              --           --
                                                                        -------        --------      -------
Fair value, end of period                                               $ 6,494        $(63,903)     $(4,272)
                                                                        =======        ========      =======

Unrealized gains (losses) for the period relating to those level 3 assets that
were still held at the end of the period (3):
       Included in earnings:
          Realized investment gains (losses), net                       $    --        $(59,565)     $(3,992)
          Interest credited to policyholder account                     $(1,222)       $     --      $    --
       Included in other comprehensive income                           $    --        $     --      $    --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.4 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information - The following tables presents information regarding derivative assets and liabilities measured at fair value on a recurring basis. The derivative assets are reflected within either "Other long-term investments" on the balance sheet. Derivative liabilities are reflected within "Other liabilities." These tables exclude embedded derivatives which are recorded with the associated host contract.

                                                    As of December 31, 2010
                                          -------------------------------------------
                                          Level 1 Level 2 Level 3 Netting (1)  Total
                                          ------- ------- ------- ----------- -------
                                                         (in thousands)
Derivative assets:
   Interest Rate                            $--   $1,738    $       $         $ 1,738
   Currency                                           --                           --
   Credit                                          1,206     --                 1,206
   Currency/Interest Rate                             --                           --
   Equity                                             --                           --
   Netting                                            --             (2,943)   (2,943)
                                            ---   ------    ---     -------   -------
       Total derivative assets              $--   $2,943    $--     $(2,943)  $    --
                                            ===   ======    ===     =======   =======
Derivative liabilities:
   Interest Rate                            $--   $1,006    $       $         $ 1,006
   Currency                                           --                           --
   Credit                                            878     --                   878
   Currency/Interest Rate                          1,957                        1,957
   Equity                                             --                           --
   Netting                                                           (2,943)   (3,841)
                                            ---   ------    ---     -------   -------
       Total derivative liabilities         $--   $3,841    $--     $(2,943)  $  (898)
                                            ===   ======    ===     =======   =======

(1) "Netting" amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                                           Year ended December 31, 2010
                                                                                           -----------------------------
                                                                                                 Other Liabilities
                                                                                           Derivative Liability - Credit
                                                                                           -----------------------------
                                                                                                  (in thousands)
Fair Value, beginning of period                                                                        $(67)
   Total gains or (losses) (realized/unrealized):
       Included in earnings:
          Realized investment gains (losses), net                                                        67
          Asset management fees and other income
   Purchases, sales, issuances and settlements
   Transfers into Level 3
   Transfers out of Level 3
                                                                                           -----------------------------
Fair Value, end of period                                                                              $ --
                                                                                           =============================

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
       Included in earnings:
          Realized investment gains (losses), net                                                        70
          Asset management fees and other income                                                         --

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 5 for a discussion of derivative instruments.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                           December 31, 2010   December 31, 2009
                                                          ------------------- -------------------
                                                          Carrying            Carrying
                                                           Amount  Fair Value  Amount  Fair Value
                                                          -------- ---------- -------- ----------
                                                                      (in thousands)
Assets:
   Commercial mortgage loans                              $182,437  $192,102  $167,935  $167,883
   Policy loans                                            175,514   211,513   169,835   191,499
Liabilities:
   Policyholder account balances - Investment contracts    102,593   101,551    85,661    84,336

Commercial Mortgage Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                               December 31, 2010           December 31, 2009
                                          --------------------------  --------------------------
                                                       Fair Value                  Fair Value
                                          Notional -----------------  Notional -----------------
                                           Amount  Assets Liabilities  Amount  Assets Liabilities
                                          -------- ------ ----------- -------- ------ -----------
                                                (in thousands)              (in thousands)
Qualifying Hedge Relationships
Currency/Interest Rate                    $11,018  $   --    (1,104)  $  5,366 $   --  $  (678)
                                          -------  ------   -------   -------- ------  --------
Total Qualifying Hedge Relationships      $11,018  $   --   $(1,104)  $  5,366 $   --  $   (678)
                                          =======  ======   =======   ======== ======  ========
Non-qualifying Hedge Relationships
Interest Rate                             $47,000  $1,737   $(1,006)  $ 94,000 $  191  $(4,766)
Credit                                    $ 8,900  $1,206   $  (878)  $ 21,950 $3,730  $(1,065)
Currency/Interest Rate                    $ 9,115  $   --   $  (853)  $ 20,015 $   --  $  (921)
                                          -------  ------   -------   -------- ------  --------
Total Non-qualifying Hedge Relationships  $65,015  $2,943   $(2,737)  $135,965 $3,921  $(6,752)
                                          =======  ======   =======   ======== ======  ========
Total Derivatives                         $76,033  $2,943   $(3,841)  $141,331 $3,921  $(7,430)
                                          =======  ======   =======   ======== ======  ========

Embedded Derivatives

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $7 million at December 31, 2010 and December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $3 million at December 31, 2010 and December 31, 2009.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The fair value of the embedded derivatives included in Future policy benefits was an asset of $41 million as of December 31, 2010 and an asset of $2 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts. We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets. The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company's variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature, to minimize risks inherent in the Company's guarantees which reduce the need for hedges. In addition to the hedging of guaranteed risks by Pruco Re. the Company started hedging a portion of the market exposure related to the overall capital position of its variable annuity products.

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                         Year Ended December 31,
                                                       ---------------------------
                                                         2010     2009     2008
                                                       -------  -------  ---------
                                                             (in thousands)
Cash flow hedges
Currency/ Interest Rate
   Net investment income                               $    45  $     3  $      --
   Other Income                                              2      (12)       (5)
   Accumulated Other Comprehensive Income (Loss) (1)   $  (426) $  (711) $      --
                                                       -------  -------  ---------
       Total cash flow hedges                          $  (379) $  (720) $     (5)
                                                       -------  -------  ---------
Non- qualifying hedges
Realized investment gains (losses)
   Interest Rate                                       $ 6,717  $(6,086) $   (261)
   Currency/Interest Rate                                  617     (880)       156
   Credit                                                 (762)   2,763    (1,193)
   Embedded Derivatives                                 47,806   26,471   (14,198)
                                                       -------  -------  ---------
       Total non-qualifying hedges                     $54,378  $22,268  $(15,496)
                                                       -------  -------  ---------
       Total Derivative Impact                         $53,999  $21,548  $(15,501)
                                                       -------  -------  ---------

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                             (in thousands)
Balance, December 31, 2009                                                         $  (675)
Net deferred losses on cash flow hedges from January 1 to December 31, 2010           (373)
Amount reclassified into current period earnings                                       (52)
                                                                             -------------
Balance, December 31, 2010                                                         $(1,100)
                                                                             =============

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Stockholders' Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                            December 31, 2010
                                        -------------------------
                                        First to default Basket (1)
                                        -------------------------

                           NAIC
                       Designation (1)  Notional      Fair Value
                    ------------------  --------      ----------
                                           (in millions)
                               1          $--            $--
                               2           --             --
                                          ---            ---
                                                          --
                               3           --             --
                               4           --
                               5           --
                               6           --
                                          ---            ---
                         Total            $--            $--
                                          ===            ===
                                            December 31, 2009
                                        -------------------------
                                        First to Default Basket (1)
                                        -------------------------
                           NAIC
                       Designation (1)  Notional      Fair Value
                    ------------------  --------      ----------
                                           (in millions)
                               1          $--            $--
                               2            9             --
                                          ---            ---
                                            9             --
                               3           --             --
                               4           --             --
                               5           --             --
                               6           --             --
                                          ---            ---
                         Total            $ 9            $--
                                          ===            ===

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                      December 31, 2010   December 31, 2009
                                     ------------------- -------------------
    Industry                         Notional Fair Value Notional Fair Value
    --------                         -------- ---------- -------- ----------
                                                  (in millions)
    Corporate Securities:
       First to Default Baskets(1)     $--       $--        $9       $--
                                       ---       ---        --       ---
    Total Credit Derivatives           $--       $--        $9       $--
                                       ===       ===        ==       ===

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $9 million notional of credit default swap ("CDS") selling protection at December 31, 2010 and December 31, 2009, respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2010 the Company had $9 million of outstanding notional amounts, reported at fair value as an asset of $0.3 million. At December 31, 2009, the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $8 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $15 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. The Company is cooperating with this investigation. The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. The Company has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2010, 2009 and 2008. The expense charged to the Company for the deferred compensation program was $0.5 million, $0.3 million and $0.2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's expenses for its share of the voluntary savings plan (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $0.7 million in 2010 and $0.5 million in 2009 and 2008, respectively. The Company's share of net expense for the pension plans was $1.3 million in 2010 and $1 million in 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Affiliated Asset Administration Fee Income

Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $3.7 million and $1.1 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6 million and $5 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1 billion and $853 million at December 31, 2010 and December 31, 2009, respectively. Fees collected related to these COLI policies were $25 million, $23 million and $19 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $5 million as of December 31, 2010, and $2 million as of December 31, 2009. Fees ceded to Pruco Life were $11 million, $6 million, and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Benefits ceded were $1 million, $2 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $360 million and $303 million as of December 31, 2010 and December 31, 2009, respectively. Premiums ceded to PARCC in 2010, 2009 and 2008 were $134 million, $140 million and $127 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $53 million each year, respectively. Reinsurance expense allowances, net of capitalization and amortization were $29 million, $31 million and $26 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $10 million as of December 31, 2010. Premiums ceded to PAR TERM in 2010 were $11 million. Benefits ceded in 2010 were $656 million.

Reinsurance expense allowances, net of capitalization and amortization were $2 million for the year ended December 31, 2010

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $32 million and $7 million as of December 31, 2010 and December 31, 2009, respectively. Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $58 million, $33 million and $35 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $40 million and $29 million and $28 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on this agreement, included in "Realized investment gains/(losses), net" on the financial statements, were $1 million and $1 million for December 31, 2010 and December 31, 2009, respectively.

Since 2005 the Company reinsures 100% of the risk on its Spousal Lifetime Five benefit feature. Fees ceded on this agreement, included in "Realized investment gains/(losses), net" on the financial statements, were $0.2 million and $0.1 million December 31, 2010 and December 31, 2009, respectively.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $11 million and $10 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($0.4) million and ($44.4) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies. These transactions are recorded in according with the Company's policy, which results in the difference between fair market value and book value of these transfers being accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities of $20 million to Prudential Insurance, and $3 million to Pruco Life Insurance Company of Arizona. The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

Debt Agreements

The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $200 million. The Company had no debt outstanding to Prudential Funding, LLC as of December 31, 2010 and 2009. Interest expense related to this debt was less than $1 million as of December 31, 2010 and December 31, 2009. Interest expense was charged at a variable rate ranging from 2.85% to 4.15% for 2010 and 3.55% to 7.05% for 2009.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterpart.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

                                                                Three months ended
                                                   -------------------------------------------
                                                   March 31   June 30  September 30 December 31
                                                   --------  --------  ------------ -----------
                                                                  (in thousands)
2010
----
Total revenues                                     $ 53,550  $ 39,035    $51,665      $73,986
Total benefits and expenses                          30,833    55,987     (1,355)      (8,715)
Income/(Loss) from operations before income taxes    22,717   (16,952)    53,020       82,701
                                                   --------  --------    -------      -------
Net income (loss)                                  $ 16,552  $(11,901)   $39,119       54,174
                                                   ========  ========    =======      =======
2009
----
Total revenues                                     $ 44,450  $ 36,244    $41,742      $59,181
Total benefits and expenses                          58,750     6,029     11,762       29,047
Income/(Loss) from operations before income taxes   (14,300)   30,215     29,980       30,134
                                                   --------  --------    -------      -------
Net income (loss)                                   (11,367) $ 23,617     26,754      $16,019
                                                   ========  ========    =======      =======

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2010; the Statements of Operations for the period ended December 31, 2010; the Statements of Changes in Net Assets for the periods ended December 31, 2010 and December 31, 2009; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2010 and 2009; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2010, 2009 and 2008; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b)Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).


   (1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

   (2) Agreements for custody of securities and similar investments--Not Applicable.

(3)(a)  Form of Selected Broker Agreement used by PAD (Note 2)

   (b) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 11)

(4)(a) The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 1)

   (b) The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 1)

   (c)  Enhanced Dollar Cost Averaging Rider. (Note 1)

   (d)  Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

   (e)  Guaranteed Minimum Income Benefit Rider. (Note 1)

   (f)  Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

   (g)  Highest Anniversary Value Death Benefit Rider. (Note 1)

   (h)  Highest Anniversary Value Death Benefit Schedule Supplement.
        (Note 1)

   (i)  Longevity Credit Rider. (Note 1)

   (j)  Guaranteed Minimum Payments Benefit Rider. (Note 1)

   (k)  Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

   (l)  403(b) Annuity Endorsement. (Note 1)

   (m)  Individual Retirement Annuity Endorsement. (Note 1)

   (n)  Roth Individual Retirement Annuity Endorsement. (Note 1)

   (o)  Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 10)

   (p)  Highest Daily Lifetime Seven Benefit Rider (Note 11)

   (q) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

   (r)  Schedule Supplement for Highest Daily Lifetime Seven with
        Beneficiary Income Option. (Note 13)

   (s)  Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7-(1/09)NY) (Note 14)

   (t)  Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT-(1/09)NY) (Note 14)

   (u)  Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY) (Note 14)

   (v)  Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)NY) (Note 14)

   (w) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY) (Note 14)

   (x)  Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY)
        (Note 14)

   (y)  Highest Daily Lifetime 7 Plus Schedule Supplement
        (P-SCH-HD7-(2/09)NY) (Note 14)

   (z)  Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY) (Note 15)

  (aa)  Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY) (Note
        15)

  (ab)  Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY) (Note 16)

  (ac)  Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY) (Note
        16)

  (ad)  Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY) (Note
        17)

  (ae)  Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY)
        (Note 17)

  (af)  Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY)
        (Note 17)

  (ag)  Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(8/10)NY). (Note 19)

  (ah)  Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(8/10)NY). (Note 19)

(5)(a)  Application form for the Contract. (Note 7)

   (b)  Election form for Lifetime Five and Spousal Lifetime Five (Note 7)

(6)(a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 5)

   (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

      (7) Contract of reinsurance in connection with variable annuity contracts:

      (a)  Coinsurance Agreement for LT5WB. (Note 1)

      (b)  Coinsurance Agreement for SLT5WB. (Note 18)

      (c)  Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 18)

      (8) Other material contracts performed in whole or in part after the date the registration statement is filed:

      (a)  Form of Fund Participation Agreement. (Note 4)

      (b)  Sample Rule 22C-2 Agreement. (Note 9)

      (9)  Opinion of Counsel. (Note 7)

     (10) Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

     (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

     (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

     (13)  Powers of Attorney.

      (a)  James J. Avery Jr., Bernard J. Jacob (Note 12)

      (b)  Scott D. Kaplan (Note 12)

      (c)  Stephen Pelletier (Note 13)

      (d)  Richard F. Vaccaro, Thomas J. Diemer, Robert M. Falzon. (Note 18)

      (e)  Steven Weinreb (Note 20)

 (Note 1) Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 2) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

 (Note 5) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

 (Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 7) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 8) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed October 6, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 9) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 5, Form
           N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11)  Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12)  Incorporated by reference to Post-Effective Amendment No. 10,
           Form N-4, Registration No. 333-131035, filed April 15, 2008 on behalf of Pruco Life of New Jersey Flexible Premium variable Annuity Account.

(Note 13)  Incorporated by reference to Post-Effective Amendment No. 15,
           Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(Note 14)  Incorporated by reference to Post-Effective Amendment No.18,
           Registration No. 333-131035 filed January 28, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15)  Incorporated by reference to Post-Effective Amendment No. 22 to
           Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16)  Incorporated by reference to Post-Effective Amendment No. 23 to
           Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17)  Incorporated by reference to Post-Effective Amendment No. 24 to
           Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18)  Incorporated by reference to Post-Effective Amendment No. 26 to
           Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19)  Incorporated by reference to Post-Effective Amendment No. 27 to
           Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 20)  Incorporated by reference to Post-Effective Amendment No. 4 to
           Form N-4 Registration No. 333-162676, filed December 6, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life of New Jersey are listed below:

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    -------------------------------------
James J. Avery, Jr.                    Director
213 Washington Street
Newark, NJ 07102-2992

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    -------------------------------------

Thomas C. Castano                      Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Thomas J. Diemer                       Vice President and Director
213 Washington Street
Newark, NJ 07102-2992

Robert M. Falzon                       Director and Treasurer
213 Washington Street
Newark, NJ 07102-2992

Sarah J. Hamid                         Senior Vice President, Chief Actuary,
213 Washington Street                  and Appointed Actuary
Newark, NJ 07102-2992

Bernard J. Jacob                       Director
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan                        Director, Chief Executive Officer,
213 Washington Street                  and President
Newark, NJ 07102-2992

Steven Weinreb                         Vice President, Chief Financial
213 Washington Street                  Officer and Chief Accounting Officer
Newark, NJ 07102-2992

James M O'Connor                       Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

Stephen Pelletier                      Director
One Corporate Drive
Shelton, CT 06484-6208

Richard F. Vaccaro                     Director
213 Washington Street
Newark, NJ 07102-2992

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed in February 25, 2011, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2011, there were 1,641 owners of the B Series, 2,878 owners of the L Series and 4,822 owners of the X Series.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                                   POSITIONS AND OFFICES
NAME                                                  WITH UNDERWRITER
----                              ---------------------------------------------------------

Michael Bohm                      Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484

Thomas J. Diemer                  Senior Vice President and Director
213 Washinton St
Newark, New Jersey 07102-2992

Yolanda M. Doganay                Chief Financial Officer and Controller
213 Washington Street
Newark, New Jersey 07102-2917

Joseph D. Emanuel                 Senior Vice President, Secretary and Chief Legal Officer
One Corporate Drive
Shelton, Connecticut 06484

Bruce Ferris                      Executive Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484

George M. Gannon                  President, Chief Executive Officer, Director and Chief
2101 Welsh Road                   Operations Officer
Dresher, Pennsylvania 19025-5001

Jacob M. Herschler                Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484

Steven P. Marenakos               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484

Robert F. O'Donnell               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                   Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven B. Toss                    Vice President and Chief Compliance Officer
One Corporate Drive
Shelton, Connecticut 06484

(c) Commissions received by PAD during 2010 with respect to all individual annuities issued by Proco Life of New Jersey.

                                          Net Underwriting
                                           Discounts and   Compensation on  Brokerage
Name of Principal Underwriter               Commissions      Redemption    Commissions Compensation
-----------------------------             ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc.*    $73,455,927         $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES

   As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 15th day of April, 2011.

    THE PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  Registrant

                By: Pruco Life Insurance Company of New Jersey

                                   Depositor


                                           /s/ Scott D. Kaplan
                                           -------------------------------------
                                           Scott D. Kaplan
                                           President and Chief Executive Officer

                  Pruco Life Insurance Company of New Jersey

                                   Depositor


                                     *By:  /s/ Scott D. Kaplan
                                           -------------------------------------
                                           Scott D. Kaplan
                                           President and Chief Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


*
----------------------------------
JAMES J. AVERY JR.
DIRECTOR                                   Date: April 15, 2011

*                                   *By:   /s/ Thomas C. Castano
----------------------------------         ---------------------------------
SCOTT D. KAPLAN
DIRECTOR, PRESIDENT AND CHIEF              THOMAS C. CASTANO
EXECUTIVE OFFICER                          CORPORATE COUNSEL

**                                  **By:  /s/ C. Christoper Sprague
----------------------------------         ---------------------------------
STEVEN WEINREB                             C. CHRISTOPER SPRAGUE
CHIEF FINANCIAL OFFICER AND                CORPORATE COUNSEL
CHIEF ACCOUNTING OFFICER

*
----------------------------------
BERNARD J. JACOB
DIRECTOR

*
----------------------------------
ROBERT M. FALZON
DIRECTOR

*
----------------------------------
THOMAS J. DIEMER
DIRECTOR

*
----------------------------------
STEPHEN PELLETIER
DIRECTOR


*
----------------------------------
RICHARD F. VACCARO
DIRECTOR

                                   EXHIBITS

10    Written Consent of Independent Registered Public Accounting Firm